UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AULT GLOBAL HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED MAY 27, 2021

AULT GLOBAL HOLDINGS, INC.

11411 Southern Highlands Pkwy, Suite 240

Las Vegas, NV 89141

Telephone: (949) 444-5464

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on July 6, 2021

We cordially invite you to attend the Annual Meeting of Stockholders of Ault Global Holdings, Inc. (“AGH” or the “Company”). Due to the continued public health impact of the coronavirus outbreak (COVID-19) and out of concern for the health and well-being of our employees and stockholders, NOTICE IS HEREBY GIVEN that the location, date and time of the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held in a virtual meeting format only on Tuesday, July 6, 2021 at 9:00 A.M. Pacific Time. You will not be able to attend the Annual Meeting in person.

To access the virtual meeting please click the Virtual Stockholder Meeting link: www.meetingcenter.io/281807556. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number and password. The password for the meeting is DPW2021.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Annual Meeting will be held for the following purposes:

•	To elect the eight (8) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

•	To approve, pursuant to Rule 713 of the NYSE American, the exercise of warrants issued to Esousa Holdings, LLC (“Esousa”) and two individuals, to purchase up to an aggregate of 3,850,220 shares of the Company’s common stock (“Common Stock”), issued in connection with certain term promissory notes in an aggregate amount of up to $5,300,000, in order to comply with the listing rules of the NYSE American;

•	To approve the Ault Global Holdings, Inc. 2021 Stock Incentive Plan (the “2021 Plan”);

•	To approve the Ault Global Holdings, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”);

•	To approve the 2020 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American;

•	To approve the 2021 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American; and

•	The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The accompanying proxy statement sets forth additional information regarding the Annual Meeting, and provides you with detailed information regarding the business to be considered at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on May 27, 2021, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about June XX, 2021.

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 6, 2021:

This Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/AGH.

BY ORDER OF THE BOARD OF DIRECTORS

Milton C. Ault III

Executive Chairman

June XX, 2021

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Ault Global Holdings, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the Annual Meeting.

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PROPOSALS OF STOCKHOLDERS FOR THE 2022 ANNUAL MEETING	38
OTHER BUSINESS	38
APPENDIX A – ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020
APPENDIX B – 2021 STOCK INCENTIVE PLAN
APPENDIC C – 2021 EMPLOYEE STOCK PURCHASE PLAN

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AULT GLOBAL HOLDINGS, INC.

11411 Southern Highlands Pkwy, Suite 240,

Las Vegas, NV

Telephone: (949) 444-5464

PRELIMINARY PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 6, 2021

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Ault Global Holdings, Inc. (the “Company” or “AGH”), for use at the Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held in virtual format on Tuesday, July 6, 2021 at 9:00 A.M. Pacific Time, and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about June XX, 2021.

In light of public health concerns, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person. To access the virtual meeting please click the Virtual Stockholder Meeting link: www.meetingcenter.io/281807556. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Stockholder”. If you join as a “Stockholder” you will be required to have a control number and password. The password for the meeting is DPW2021.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, the Company’s Chief Executive Officer, or either one of them who acts, will vote:

•	FOR the election of the eight (8) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	FOR the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

•	FOR approval of the issuance of 3,850,220 shares of Common Stock upon exercise of warrants issued to Esousa and two individuals in connection with certain term promissory notes in an aggregate amount of up to $5,300,000, in order to comply with the listing rules of the NYSE American;

•	FOR approval of the Ault Global Holdings, Inc. 2021 Stock Incentive Plan (the “2021 Plan”);

•	FOR approval of the Ault Global Holdings, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”);

•	FOR approval of the 2020 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American;

•	FOR approval of the 2021 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American; and

•	In their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment thereof.

By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, the Company’s Chief Executive Officer, to represent you and vote your shares at the Annual Meeting in accordance with your instructions. They also may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any postponements or adjournments of the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of May 27, 2021 (the “Record Date”), there were 49,774,538 shares of Common Stock issued and outstanding; 7,040 shares of Series A Cumulative Redeemable Perpetual Preferred Stock issued and outstanding and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding, which constitute all of the outstanding voting capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them. The 125,000 shares of Series B Convertible Preferred Stock carry the voting power of 0.004% of all votes entitled to be voted at the Annual Meeting. The up to 3,850,220 shares of common stock issuable upon exercise of warrants issuable to Esousa will, assuming approval of Proposal 3, carry the voting power of a presently indeterminate percentage of all votes entitled to be voted at any annual or special meeting of stockholders of our Company or action by written consent of our stockholders but will not carry any voting rights at the Annual Meeting.

A majority of the 49,774,538 outstanding shares of Common Stock will constitute a quorum at the Annual Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but one of the proposals at this Annual Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the proposal to ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm, is a routine matter that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote; and

•	For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of capital stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions and broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, the stockholders will be asked:

•	To elect the eight (8) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

•	To approve, pursuant to Rule 713 of the NYSE American, the exercise of warrants issued issuable to Esousa, to purchase up to an aggregate of 3,850,220 shares of Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $5,300,000, in order to comply with the listing rules of the NYSE American;

•	To approve the Ault Global Holdings, Inc. 2021 Stock Incentive Plan (the “2021 Plan”);

•	To approve the Ault Global Holdings, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”);

•	To approve the 2020 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American;

•	To approve the 2021 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American; and

•	To act on such other matters as may properly come before the meeting or any adjournment thereof.

Who is entitled to vote?

The Record Date for the Annual Meeting is May 27, 2021. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. The only class of stock entitled to be voted at the meeting is our Common Stock and Series B Convertible Preferred Stock. On the Record Date, there were 49,774,538 shares of Common Stock outstanding; and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding and entitled to vote. The issued and outstanding shares of Series B Convertible Preferred Stock carry the voting power of 0.004% shares of Common Stock.

Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Annual Meeting. According to our records, you were a stockholder of the Company as of the end of business on May 27, 2021, the Record Date for the Annual Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about June XX, 2021 to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Annual Meeting of Stockholders;

•	this Proxy Statement for the Annual Meeting;

•	our Annual Report on Form 10-K for the year ended December 31, 2020;

•	the 2021 Plan; and

•	the 2021 ESPP.

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What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Executive Chairman, and William B. Horne, the Company’s Chief Executive Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Annual Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Annual Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/AGH.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online by visiting www.meetingcenter.io/281807556. To log in to the virtual meeting you have two option: Join as a “Guest” or Join as a “Stockholder”. If you join as a “Stockholder” you will be required to have a control number and password. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is DPW2021.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 9:00 A.M. Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Ault Global Holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on July 2, 2021.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

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Why are you holding a virtual meeting instead of a physical meeting?

Primarily in light of public health concerns, but we are also embracing the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to safely attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Ault Global Holdings, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Annual Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal No. 2), but not on any other proposal.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, (i) by logging in to www.meetingcenter.io/281807556; the password is DPW2021, or (ii) by proxy, of the holders of a majority of the shares of capital stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be counted towards the quorum.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the Annual Meeting, the holders of a majority of the shares entitled to vote at the Annual Meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 P.M. Pacific Time on July 2, 2021. Proxies submitted by mail should be received before 9:00 A.M. Pacific Time on July 6, 2021.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Executive Chairman at Ault Global Holdings, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, prior to your shares being voted, or (3) virtually attending the Annual Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting.

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Who can participate in the Annual Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Annual Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

•	“FOR” the election of the eight (8) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	“FOR” the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

•	“FOR” approval of the issuance of 3,850,220 shares of Common Stock upon exercise of warrants issued or issuable to Esousa in connection with certain term promissory notes in an aggregate amount of up to $5,300,000, in order to comply with the listing rules of the NYSE American;

•	“FOR” approval of the Ault Global Holdings, Inc. 2021 Stock Incentive Plan (the “2021 Plan”);

•	“FOR” approval of the Ault Global Holdings, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”);

•	“FOR” approval of the 2020 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American; and

•	“FOR” approval of the 2021 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Annual Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Annual Meeting.

How many votes are needed to approve each proposal?

For the election of directors, each of the eight (8) nominees receiving “For” votes at the meeting in person or by proxy will be elected. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Annual Meeting.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, but will have no impact on votes cast as none of the proposals requires the favorable vote of a majority of the issued and outstanding shares of capital stock.

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What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders. None of the proposals set forth herein is a “routine” matter other than the ratification of the appointment of Marcum; therefore, brokers are not entitled to vote uninstructed shares with respect to any of these proposals.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

 What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Annual Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Annual Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Ault Global Holdings, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, by sending a letter to Milton C. “Todd” Ault, III, our Executive Chairman, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Meeting, the stockholders will elect eight (8) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the eight (8) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the eight nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

Name	Age	Current Position	Served As a Director and Officer Since
Milton C. Ault, III	50	Executive Chairman	2017
William B. Horne	52	Chief Executive Officer and Vice Chairman	2016
Henry Nisser	52	President, General Counsel and Director	2019
Howard Ash (1) (5)	61	Independent Director	2020
Glen Tellock (2) (4) (6)	60	Independent Director	(x)
Jeffrey A. Bentz (3) (5)	60	Independent Director	2018
Robert O. Smith (4) (7)	76	Independent Director	2016
Moti Rosenberg (5) (7)	73	Independent Director	2015

(1)	Chair of the Audit Committee
(2)	Chair of the Nominating and Corporate Governance Committee
(3)	Chair of the Compensation Committee
(4)	Member of the Audit Committee
(5)	Member of the Nominating and Corporate Governance Committee
(6)	As of the date of this Proxy Statement Mr. Tellock is a Director Nominee. All his positions presume he will be appointed and then elected by our stockholders.
(7)	Member of the Compensation Committee

 The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Milton C. Ault, III

On January 12, 2021, Mr. Ault resigned as Chief Executive Officer and was appointed as the Executive Chairman of the Board. On December 28, 2017, Mr. Ault was appointed Chief Executive Officer. On March 16, 2017, Mr. Ault was appointed Executive Chairman of the board of directors. Mr. Ault entered into an employment agreement with us on June 17, 2018. Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. On February 25, 2016, Mr. Ault founded Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and has served as its Chairman ever since. Mr. Ault has served as Chairman of Ault & Company, Inc., a Delaware holding company, since December 2015, and as Chairman of Avalanche International Corp., a publicly traded Nevada company and a “voluntary filer,” which as such is not required to file periodic reports, since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Executive Chairman.

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William B. Horne

Mr. Horne has served as a member of our Board since October 2016. On January 19, 2021, Mr. Horne resigned as President and was appointed as the Chief Executive Officer. On August 19, 2020, Mr. Horne resigned as our Chief Financial Officer and was appointed as our President. He was appointed as our Chief Financial Officer on January 25, 2018. Prior to his appointment as our Chief Financial Officer, Mr. Horne served as one of our independent directors. He served as the Chief Financial Officer of Targeted Medical Pharma, Inc. (OTCBB: TRGM) from August 2013 to May 2019. Mr. Horne is a director and Chief Financial Officer of Avalanche International, Corp., a “voluntary filer” under the Exchange Act. Mr. Horne has served on the board of directors of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since June 1, 2016. Mr. Horne previously held the position of Chief Financial Officer in various public and private companies in the healthcare and high-tech field. Mr. Horne has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Henry C. W. Nisser

Mr. Nisser has served as a member of our Board since September 17, 2020 and was appointed as our Executive Vice President and General counsel on May 1, 2019. On January 19, 2021, Mr. Nisser resigned as Executive Vice President and was appointed as the President. Mr. Nisser is the Executive Vice President and General Counsel of Avalanche International, Corp., a “voluntary filer” under the Exchange Act. Mr. Nisser has served on the board of directors of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since September 1, 2020 and has served as its Executive Vice President and General Counsel since May 1, 2019. From October 31, 2011 through April 26, 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP (“SRF”), a law firm based in New York City. While with SRF, his practice was concentrated in national and international corporate law, with a particular focus on U.S. securities law, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser drafted and negotiated a variety of agreements related to reorganizations, share and asset purchases, indentures, public and private offerings, tender offers and going private transactions. Mr. Nisser also represented clients’ special committees established to evaluate M&A transactions and advised such committees’ members with respect to their fiduciary duties. Mr. Nisser is fluent in French and Swedish as well as conversant in Italian. Mr. Nisser received his B.A. from Connecticut College in 1992, where he majored in International Relations and Economics. He received his LLB from the University of Buckingham School of Law in 1999. We believe that Mr. Nisser’s extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies give him the qualifications and skills to serve as one of our directors.

Howard Ash

Mr. Ash serves as one of our independent directors. Mr. Ash is an accomplished executive with extensive experience in business and finance, who served as CEO, COO and CFO to a variety of high profile, international companies. Mr. Ash continues to serve as Chairman of Claridge Management since 2000. Mr. Ash was a director of Net Element, Inc., (NASDAQ-NETE) from June 13, 2016 through July 13, 2020 serving as Chairman of both the Audit and Compensation committees, as well as the Nominating and Governance Committees during his tenure. He served as Chief Operating Officer of BioCard Corporation from 1997 to 2007. He served as Chief Operating Officer of CITA Americas, Inc. from 1996 to 1997. Mr. Ash served as Chief Executive Officer of IEDC Marketing, Inc. from 1992 to 1996. He held a CFO/Chief Strategist position at Abrams, Ash & Associates from 1990 to 1992. Mr. Ash currently serves on the Advisory Board of the UK based E2Exchange, the Institute of Entrepreneurs, since 2011, and is the only non-UK citizen holding that position. Mr. Ash served from 2009 to 2014 in a senior development and strategic capacity for One Laptop Per Child, a global NGO created to provide educational opportunities providing laptops to the world’s poorest children. Prior Chairmanships include the 2009 through 2012 term for the Sturge Weber Foundation, a non-profit organization dedicated to curing this rare but fatal syndrome affecting children. Previously, Mr. Ash was an Advisory Board Member to Edge Global Investment Limited which forged a strategic partnership with the Africa Forum, consisting of 37 former Heads of State and Government. Mr. Ash started an interest-free micro-loan society in 1987 that has provided more than $15 million in micro-loans throughout the United States and Israel. In 1999, Mr. Ash founded the Circle of Life Resource Center, Inc., a food bank in Miami, Florida that feeds several hundred families per week. Howard earned a Bachelor of Commerce degree, with Honors in Accounting and Law from the University of Witwatersrand (South Africa) in 1980. We believe that Mr. Ash’s extensive experience as a business and finance executive and member of multiple oversight bodies, provides him with the necessary skills to be qualified to serve as one of our directors.

Glen Tellock

Mr. Tellock has been the President and CEO of Lakeside Foods, a privately-held international food processor, since May 2016 and plans to retire from this position effective May 2021. Previously, he served as the President and CEO of The Manitowoc Company, a manufacturer of construction and food service equipment, from May 2007 until October 2015. He also served as Chairman of the Board of The Manitowoc Company from February 2009 until October 2015. Prior thereto, he served as Senior Vice President of The Manitowoc Company beginning in 1999 and President and General Manager of Manitowoc Crane Group beginning in 2002. Prior to joining Manitowoc in 1991, Mr. Tellock served as Financial Planning Manager with the Denver Post Corporation and as Audit Manager with Ernst and Whinney (now Ernst & Young, LLP). Mr. Tellock also currently serves as a director on the board of Badger Meter, Inc. and Astec Industries, Inc. Mr. Tellock, who serves as one of the financial experts of the Company’s Audit Committee and has previously served as an audit manager of a major accounting firm, provides the Board with extensive knowledge and experience with respect to financial reporting and risk assessment. We believe that Mr. Tellock’s extensive experience as a business executive, depth of public company leadership experience, expertise in managing complex manufacturing operations and knowledge in leading a multi-billion-dollar global company as well as his experience with financial reporting and risk assessment give him the qualifications and skills to serve as one of our directors.

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Jeffrey A. Bentz

Mr. Bentz serves as one of our independent directors. Mr. Bentz is an experienced businessman who has served since 1994 as President of North Star Terminal & Stevedore Company, a full-service stevedoring company located in Alaska and whose major areas of business include terminal operations and management, stevedore services, and heavy equipment operations. He also has served as a director and advisor to several private companies and agencies. Mr. Bentz obtained a B.A. in Business and Finance from Western Washington University in 1981. We believe that Mr. Bentz’s executive-level experience, including his operational and financial oversight of companies with multiple profit centers and his extensive experience in the real estate and commercial services industries give him the qualifications and skills to serve as one of our directors.

Robert O. Smith

Mr. Smith serves as one of our independent directors. Previously, he served as a member of our Board of Directors from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. From 2004 to 2007, he served on the Board of Directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of the Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of the Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Mordechai Rosenberg

Mr. Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.'s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including platoon, company, battalion and brigade commander, head of the training center for all IDF infantry, and head of the Air Force's Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. We believe that Mr. Rosenberg’s business background give him the qualifications to serve as one of our directors.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.

Status of Certain Issuers with which Messrs. Ault, Horne and Nisser Are Involved.

Avalanche International Corp.

As of the Record Date, Avalanche International Corp. (“Avalanche”) had not filed its (i) Annual Reports on Form 10-K for its fiscal years ended November 30, 2016, November 30, 2017, November 30, 2018, November 30, 2019 or November 30, 2020 (ii) its Quarterly Reports for its fiscal quarters ended February 28, 2017, May 31, 2017, August 31, 2017, February 28, 2018, May 31, 2018, August 31, 2018, February 28, 2019, May 31, 2019, August 31, 2019, February 29, 2020, May 31, 2020, August 31, 2020 or February 28, 2020. While Avalanche is a “voluntary filer,” it has not filed a Form 15, nor does it intend to.

As of the Record Date, Avalanche had 6 employees and 2 principal consultants, total assets of approximately $23.0 million, total liabilities of approximately $29.0 million, total stockholders’ deficit of approximately $6.0 million, total annual revenues of approximately $250,000 and total annual expenses of approximately $2.4 million for a net loss of $2.2 million. None of the foregoing figures has been audited.

 Involvement in Certain Legal Proceedings

Except as disclosed below, to our knowledge, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

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●

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Mr. Ault held series 7, 24, and 63 licenses and managed four domestic hedge funds and one bond fund from 1998 through 2008. On April 26, 2012, as a result from an investigation by FINRA involving activities during 2008, Mr. Ault agreed to a settlement with FINRA in which he did not admit to any liability or violation of any laws or regulatory rules and that included restitution and a suspension from association with a FINRA member firm for a period of two years. As part of that settlement, Mr. Ault agreed that he would make restitution to certain investors. Mr. Ault did not within the prescribed time period make a restitution payment to certain of the investors as he was unable to locate all of them, nor did he forward the undistributed restitution in the state where the investor was known to have resided, as directed by FINRA.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

None.

Board Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Messrs. Ash, Smith, Bentz, Tellock and Rosenberg are independent, and that each director who serves on or is nominated for each of its committees is independent, as such term is defined by standards of the SEC and the NYSE American. None of Messrs. Ault, Horne or Nisser meet the independence standards.

Stockholder Communications with the Board

The Company’s stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Ault Global Holdings, Inc., Attention: Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.

Meetings and Committees of the Board

During the fiscal year ended December 31, 2020, the Board held 34 meetings and acted by unanimous written consent 33 times, the Audit Committee held one meeting, the Nominating and Corporate Governance Committee did not hold any meetings and the Compensation Committee held four meetings. The Compensation Committee acted by unanimous written consent twice. The Audit Committee and the Nominating and Corporate Governance Committee approved no actions by unanimous written consent. We encourage, but do not require, our Board members to attend the annual meeting of stockholders.

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Board Committees

The Board has standing Audit, Compensation and Nominating and Governance Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Nominating and Governance Committee	Compensation Committee
Howard Ash	** ***	*
Glen Tellock (1)	* ***	**
Jeffrey A. Bentz		*	**
Robert O. Smith	* ***		*
Moti Rosenberg		*	*

* Member of Committee

** Chairman of Committee

*** “Audit committee financial expert” as defined in SEC regulations.

(1)	Mr. Tellock has not been appointed to the Board as of the date of this Proxy Statement. This table shows, with respect to Mr. Tellock, his anticipated committee assignments.

Audit Committee

Messrs. Ash, Smith and Bentz currently comprise the Audit Committee of our Board, but we expect to nominate Mr. Tellock as Mr. Bentz’s replacement on the Audit Committee subsequent to the Annual Meeting. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that each of Messrs. Ash, Smith and Tellock qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE American rules. Mr. Ash serves as Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2020

Nominating and Governance Committee

Ms. Brichan and Messrs. Ash, Bentz and Rosenberg currently comprise the Nominating and Governance Committee of our Board but we expect to nominate Mr. Tellock as Ms. Brichan’s replacement on the Nominating and Governance Committee subsequent to the Annual Meeting and that he will chair this committee. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective. In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of stockholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the Company’s areas of operation. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

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 Compensation Committee

Messrs. Bentz, Smith and Rosenberg currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Bentz serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Executive Chairman, Chief Executive Officer and President; and administering our stock option plans and other benefit plans.

Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Executive officers, directors and ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the during current fiscal year and the year ended December 31, 2020, all such filing requirements applicable to our officers, directors and ten percent stockholders were fulfilled with the following exception: During the fiscal year of 2020, all directors inadvertently filed one late Form 4 reporting one transaction.

Code of Ethics

The Board has adopted an Amended and Restated Code of Business Conduct and Ethics for Employees, Executive Officers and Directors (the “Code”) which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Code applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions as well as all our employees. The Code is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code is published on our website atwww.aultglobal.com. We will disclose any substantive amendments to the Code or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our Executive Chairman, Milton C. Ault, III, we will provide without charge, a copy of our Code.

Among other matters, the Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code to appropriate persons identified in the code; and

•	accountability for adherence to the Code.

Waivers to the Code may be granted only by the Board upon recommendation of the Audit Committee. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by law or the private regulatory body.

Director Compensation

Beginning July 1, 2019, the Company pays each independent director an annual base amount of $35,000 annually, other than Mr. Smith, who receives a base amount of $45,000 annually due to additional services provided by Mr. Smith as a lead independent director and Mr. Ash, who receives a base amount of $45,000 annually due to additional services provided by Mr. Ash as Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided are significantly above what was anticipated.

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The table below sets forth, for each non-employee director, the total amount of compensation related to his or her service during the year ended December 31, 2020:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	70,000	—	—	—	70,000
Jeffrey A. Bentz	60,000	—	—	—	60,000
Mordechai Rosenberg	60,000	—	—	—	60,000
Jodi Brichan	55,000	—	—	—	55,000
Howard Ash (1)	38,750	—	—	—	38,750

(1)       Mr. Ash was appointed as an independent director on August 13, 2020 and earned compensation from that date.

Required Vote and Board Recommendation

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s Common Stock present in person or represented by proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

The Board unanimously recommends that the stockholders vote “for” each of the director nominees.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2021, subject to ratification of the appointment by the Company’s stockholders. No representative of Marcum LLP is expected to attend the Meeting.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2020

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

Fees Paid to Auditor

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants Marcum, LLP, with respect to the years ended December 31, 2020 and December 31, 2019, for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2020	$751,594
2019	$775,620

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2020 or 2019.

Tax and Other Fees

We did not incur fees to our independent registered public accounting firm for tax services during the fiscal years ended December 31, 2020 or 2019.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Ault Global Holdings, Inc. has furnished the following report on its activities during the fiscal year ended December 31, 2020. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Ault Global Holdings, Inc. specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2020, the members of the Audit Committee were Messrs. Ash, Smith and Bentz, each of whom was an independent director as defined by the applicable NYSE American and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Marcum LLP, for the fiscal year ended December 31, 2020. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Mr. Howard Ash, Mr. Robert O. Smith and Mr. Jeffrey Bentz

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends that the stockholders vote “for” the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

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PROPOSAL NO. 3

APPROVAL OF THE EXERCISE OF WARRANTS TO PURCHASE UP TO 3,850,220 SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN

Terms of the Transactions

October 22, 2020 Transaction

On October 22, 2020, we issued a promissory note (the “October Note”) in the aggregate principal face amount of $2,000,000, with an interest rate of 13% to Esousa, and delivered to Esousa a warrant (the “October Warrant”) to purchase 729,927 shares of Common Stock at an exercise price of $3.01, subject to adjustments. The October Warrant is exercisable on a cashless basis. If exercised on a cashless basis, the maximum number of shares of Common Stock issuable to Esousa would be 1,007,176. The execution and delivery of the October Note and the October Warrant was reported on a Form 8-K filed with the SEC on October 23, 2020. This summary of the terms of the October Note and the October Warrant is qualified in its entirety by reference to the foregoing Form 8-K.

The exercise of the October Warrant is subject to approval of the NYSE American.

October 27, 2020 Transactions

On October 27, 2020, we issued two promissory notes (the “October Note” and together, the “October Notes”) in the aggregate principal face amounts of $850,000 and $350,000, with an interest rate of 14% to Esousa, and delivered to Esousa warrants to purchase (i) 425,000 shares of Common Stock at an exercise price of $2.20 (the “First Warrant”), and (ii) 148,936 shares of Common Stock at an exercise price of $2.59 (the “Second Warrant”) with each such exercise price being subject to adjustment. Each of these warrants is exercisable on a cashless basis. If exercised on a cashless basis, the maximum number of shares of Common Stock issuable to Esousa would be 542,300 for the First Warrant and 203,369 for the Second Warrant. The execution and delivery of the October Notes and the warrants was reported on a Form 8-K filed with the SEC on October 27, 2020. This summary of the terms of the October Note and the warrants is qualified in its entirety by reference to the foregoing Form 8-K.

The exercise of these warrants is subject to approval of the NYSE American.

November 19, 2020 Transactions

On November 19, 2020, we issued to Esousa and two other institutional investors unsecured promissory notes (the “November Notes”) in the aggregate principal face amount of $2,250,000, with an interest rate of 12%. The outstanding principal face amount, plus any accrued and unpaid interest, was due by February 18, 2021, or as otherwise provided in accordance with the terms set forth therein. These unsecured promissory notes were repaid on December 28, 2020. In connection therewith, we delivered warrants (the “November Warrants”) to purchase an aggregate of 1,323,531 shares of Common Stock at an exercise price of $1.87, subject to adjustments. If exercised on a cashless basis, the maximum number of shares of Common Stock issuable to Esousa would be 1,957,546 and an additional 139,829 to the two other institutional investors for an aggregate of 2,097,375 shares of Common Stock. The execution and delivery of the November Notes and the November Warrants was reported on a Form 8-K filed with the SEC on November 20, 2020. This summary of the terms of the November Notes and the November Warrants is qualified in its entirety by reference to the foregoing Form 8-K.

The exercise of these November Warrants is subject to approval of the NYSE American.

Why the Company Needs Stockholder Approval

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Esousa is prohibited from exercising the November Warrant, the October Warrant, the First Warrant, the Second Warrant and receiving shares of our Common Stock unless stockholder approval is obtained for the warrants other than the June Warrant. We are seeking stockholder approval for the exercise by Esousa of all the warrants referred to in this Proposal No. 3 as of the date of this proxy statement.

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Effect of Proposal on Current Stockholders

If this Proposal No. 3 is adopted, up to 3,850,220 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent 7.2% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon exercise of these warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other stockholders since Esousa may ultimately exercise and sell the full amount issuable on exercise. This means that our current stockholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring stockholder approval.

Required Vote and Board Recommendation

The exercise of these warrants requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval issuance of Common Stock upon of the exercise these warrants for up to 3,850,220 shares of Common Stock in order to comply with Rule 713 of the NYSE American.

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PROPOSAL NO. 4

APPROVAL OF THE 2021 STOCK INCENTIVE PLAN

Overview

On April 26, 2021, the Board adopted, upon the recommendation of the Compensation Committee, the 2021 Stock Incentive Plan (the “2021 Plan”), subject to and effective upon stockholder approval at the Meeting. We are asking our stockholders to approve the 2021 Plan in order to permit the Company to use the 2021 Plan to achieve the Company's performance, recruiting, retention and incentive goals.

The 2021 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates.

We strongly believe that the approval of the 2021 Plan is essential to our continued success. We believe that equity is an important and significant component of our employees’ compensation. The Board further believes that equity incentives motivate high levels of performance, align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity incentives will be important to the future success of the Company and is in the best interests of the Company's stockholders.

One of the requirements of  “performance-based compensation” under Section 162(m) is that the material terms of performance-based awards be approved by stockholders. The material terms include: (i) the employees eligible to receive compensation, (ii) a description of the business criteria upon which a performance goal may be based, and (iii) the maximum amount of compensation that can be paid to an employee under awards intended to satisfy the performance-based compensation exception under Section 162(m). Stockholder approval of the 2021 Plan is intended to constitute approval of each of these aspects of the 2021 Plan for purposes of the approval requirements of Section 162(m). However, nothing in this proposal precludes the Company or the Compensation Committee, which administers the 2021 Plan, from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service. If stockholders fail to reapprove the material terms of performance-based awards under the 2021 Plan, we may continue to pay performance-based compensation thereunder in the future, even though any such compensation paid may not meet the conditions for tax deductibility under Section 162(m).

The potential dilution resulting from issuing all of the proposed 7,500,000 shares under the 2021 Plan, assuming the 2021 Plan is approved by the stockholders, would be 13.1%, (giving effect to such issuance).

We are seeking stockholder approval of the 2021 Plan in order to satisfy certain legal requirements, including making awards under it eligible for beneficial tax treatment. In addition, the Board regards stockholder approval of the 2021 Plan as desirable and consistent with good corporate governance practices.

Assuming stockholders approve the 2021 Plan, the 2021 Plan will be effective as the date of the Annual Meeting.

Summary of the 2021 Plan

The following is a summary of the material terms of the 2021 Plan and is qualified in its entirety by reference to the full text of the 2021 Plan, attached as Appendix B to this Proxy Statement.

General. The 2021 Plan would authorize the grant to eligible individuals of (1) stock options (incentive and nonstatutory), (2) restricted stock, (3) stock appreciation rights, or SARs, (4) restricted stock units, and (5) other stock-based compensation.

Stock Subject to the 2021 Plan. The maximum number of shares of our Common Stock that may be issued under the 2021 Plan is 7,500,000 shares, which amount will be increased to the extent that compensated granted under the 2021 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2021 Plan).

Substitute awards (awards made or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines) will not reduce the shares authorized for grant under the 2021 Plan, nor will shares subject to a substitute award be added to the shares available for issuance or transfer under the 2021 Plan.

No Liberal Share Recycling. Notwithstanding anything to the contrary, any and all stock that is (i) withheld or tendered in payment of an option exercise price; (ii) withheld by the Company or tendered by the grantee to satisfy any tax withholding obligation with respect to any award; (iii) covered by a SAR that it is settled in stock, without regard to the number of shares of stock that are actually issued to the grantee upon exercise; or (vi) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, shall not be added to the maximum number of shares of stock that may be issued under the 2021 Plan.

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Eligibility. Employees of, and consultants to, our Company or its affiliates and members of our Board are eligible to receive equity awards under the 2021 Plan. Only our employees, and employees of our parent and subsidiary corporations, if any, are eligible to receive Incentive Stock Options. Employees, directors (including non-employee directors) and consultants of or for our Company and its affiliates are eligible to receive Nonstatutory Stock Options, Restricted Stock, Purchase Rights and any other form of award the 2021 Plan authorizes.

Purpose. The purpose of the 2021 Plan is to promote the interests of the Company and its stockholders by providing executive officers, employees, non-employee directors, and key advisors of the Company and its defined subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

Administration. Unless otherwise determined by the Board, the Compensation Committee administers the 2021 Plan. The Compensation Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” within the meaning of NYSE American listing standards. The Compensation Committee has the power, in its discretion, to grant awards under the 2021 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2021 Plan and to otherwise administer the 2021 Plan. Except as prohibited by applicable law or any rule promulgated by a national securities exchange to which the Company may in the future be subject, the Compensation Committee may delegate all or any of its responsibilities and powers under the 2021 Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the 2021 Plan. In no event, however, shall the Compensation Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change of control of the Company.

The 2021 Plan provides that members of the Compensation Committee shall be indemnified and held harmless by the Company from any loss or expense resulting from claims and litigation arising from actions related to the 2021 Plan.

Term. If the 2021 Plan is approved, the 2021 Plan will be effective July 6, 2021, and awards may be granted through July 5, 2031. No awards may be granted under the 2021 Plan subsequent to that date. The Board may suspend or terminate the 2021 Plan without stockholder approval or ratification at any time or from time to time.

Amendments. Subject to the terms of the 2021 Plan, the Compensation Committee as administrator has the sole discretion to interpret the provisions of the 2021 Plan and outstanding awards. Our Board generally may amend or terminate the 2021 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our stockholders is required for any amendment that:

•	Increases the number of shares of Common Stock subject to the 2021 Plan;
•	Decreases the price at which grants may be granted;
•	Reprices existing options;
•	Materially increases the benefits to participants; or
•	Changes the class of persons eligible to receive grants under the 2021 Plan.

Repricing Prohibition. Other than in connection with certain corporate events, the Compensation Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

Minimum Vesting Requirement. Grantees of full-value awards (i.e., awards other than options and SARs), will be required to continue to provide services to the Company or an affiliated company for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of stock authorized for issuance under the 2021 Plan may provide for vesting of full-value awards, partially or in full, in less than one-year.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our Common Stock or the value thereof, appropriate adjustments to the 2021 Plan and awards will be made as the Board determines to be equitable or appropriate, including adjustments in the number and class of shares of stock available for issuance under the 2021 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2021 Plan, and the limits on the number of awards that any person may receive.

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Change of Control. Agreements evidencing awards under the 2021 Plan may provide that upon a Change of Control (as defined in the 2021 Plan), unless otherwise provided in the agreement evidencing an award), outstanding Awards may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change of Control is less than the exercise price or grant price applicable to such Award, as applicable.

Notwithstanding any other provisions of the 2021 Plan to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any participant unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award agreement or in any other written agreement, including an employment agreement, between us and the participant. If the Change of Control results in the involuntary termination of participant’s employment, outstanding awards will immediately vest, become fully exercisable and may thereafter be exercised.

Generally, under the 2021 Plan, a Change of Control occurs upon (i) the consummation of a reorganization, merger or consolidation of our Company with or into another entity, pursuant to which our stockholders immediately prior to the transaction do not own more than 50% of the total combined voting power after the transaction, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board from those in office on the effective date of the 2021 Plan, (iv) the acquisition of more than 50% of the total combined voting power in our outstanding securities by any person, or (v) the Company is dissolved or liquidated.

Types of Awards

Stock Options. Incentive Stock Options and Nonstatutory Stock Options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2021 Plan; provided, that the exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the 2021 Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2021 Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Compensation Committee will also determine the length of period during which an optionee may exercise their options if an optionee’s relationship with us, or any of our affiliates, ceases for any reason; for Incentive Stock Options, this period is limited by applicable law. The Compensation Committee may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Compensation Committee or (d) any combination of (a), (b) or (c).

Unless the Compensation Committee provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the 2021 Plan. An optionee may also designate a beneficiary who may exercise the option following the optionee’s death.

Incentive or Nonstatutory Stock Options. Incentive Stock Options may be granted only to our employees, and the employees of our parent or subsidiary corporations, if any. The Compensation Committee may grant awards of Incentive or Nonstatutory Stock Options that are fully vested on the date made, to any of our employees, directors or consultants. Option Awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to Incentive Stock Options that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. To the extent required by applicable law, no Incentive Stock Option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the Company’s Common Stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of Common Stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Compensation Committee may determine but in no event shall be less than the fair market value of a share of Common Stock on the date of grant of such SAR).

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Restricted Stock and Restricted Stock Units. Restricted Stock is Common Stock that the Company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a specified period that the Company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the 2021 Plan are subject to such terms, conditions and restrictions as the Compensation Committee determines consistent with the terms of the 2021 Plan.

At the time of grant, the Compensation Committee may place restrictions on Restricted Stock and restricted stock units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of Common Stock equal to the number of restricted stock units becoming so vested.

Other Stock-Based Awards. The 2021 Plan also allows the Compensation Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock. Subject to the limitations contained in the 2021 Plan, this includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the 2021 Plan and (ii) a right to acquire stock from the Company containing terms and conditions prescribed by the Compensation Committee. At the time of the grant of Other Stock-Based Awards, the Compensation Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Board, or the Compensation Committee (as applicable). Subject to the share limit and maximum dollar value set forth above under “Limits per Participant,” the Board, or the Compensation Committee (as applicable), has the discretion to determine (i) the number of shares of Common Stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. With respect to awards intended to qualify as performance-based compensation under Code Section 162(m), a committee of “outside directors” (as defined in Code Section 162(m)) with authority delegated by our Board will determine the terms and conditions of such awards, including the performance criteria. The performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards shall be based on the attainment of specified levels of one or any combination of the following:

•	the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;
•	the attainment of certain target levels of, or a specified increase in, operational cash flow;
•	the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Compensation Committee;
•	earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;
•	the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity;

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•	the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;
•	the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s Common Stock;
•	the growth in the value of an investment in the Company’s Common Stock;
•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs;
•	gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest);
•	total stockholder return;
•	return on assets or net assets;
•	return on sales;
•	operating profit or net operating profit;
•	operating margin;
•	gross or net profit margin;
•	cost reductions or savings;
•	productivity;
•	operating efficiency;
•	working capital;
•	market share;
•	customer satisfaction; and
•	to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, parents, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The authorized committee of outside directors may also exclude under the terms of the performance awards, the impact of an event or occurrence that the committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, or (ii) changes in generally accepted accounting principles or practices.

In connection with the approval of the 2021 Plan, the stockholders also are being asked to approve the above criteria for purposes of Section 162(m) of the Code.

New Plan Benefits under the 2021 Plan

Because future awards under the 2021 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the 2021 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the 2021 Plan.

Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or the Company at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by the Company. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which the Company will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualified stock option.

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Stock Appreciation Rights. A participant granted a stock appreciation right under the 2021 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and the Company Common Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2021 Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2021 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Required Vote and Board Recommendation

Approval of the 2021 Plan requires the receipt of the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of the 2021 Plan.

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PROPOSAL NO. 5

APPROVAL OF THE 2021 EMPLOYEE STOCK PURCHASE PLAN

Overview

We are asking stockholders to approve the Ault Global Holdings, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), which the Board has approved subject to the approval of our stockholders.

We strongly believe in improving opportunities for our employees to reap the benefits of increases in our stock’s value. The ability to contribute a portion of earnings to purchase our shares would represent a key benefit for our employees. We believe that such a program improves our ability to attract, retain and incentivize our talent, and ultimately, better aligns the interests of our employees with those of our stockholders. As of March 31, 2021, we anticipate that approximately 150 of our employees will be eligible to participate in the 2021 ESPP.

Summary of the 2021 ESPP

The following general description of material features of the 2021 ESPP is qualified in its entirety by reference to the provisions of the 2021 ESPP set forth in Appendix C.

Purpose and Eligibility. The 2021 ESPP is intended to assist our employees in acquiring share ownership interest in our company, to encourage our employees to remain with us, and to better align their interests with those of our stockholders. The 2021 ESPP is intended to have two components: a component intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”) (the “423 Component”) and a component that is not intended to so qualify (the “Non-423 Component”). Except as otherwise provided, the Non-423 Component will be operated and administered in the same manner as the 423 Component, except where prohibited by law.

Our executive officers and all of our other employees who have worked at our company for at least six months will be allowed to participate in the 2021 ESPP, provided that the administrator, in its discretion, may also exclude any or all of the following unless prohibited by applicable law, so long as, for offerings under the 423 Component, any such exclusion is applied uniformly to all employees:

•	any employee who is customarily scheduled to work 20 hours or less per week;

•	any employee whose customary employment is not more than five months in a calendar year;

•	any employee who is not employed by us prior to the applicable exercise date; and

•	any employee who is a highly compensated employee (within the meaning of Section 414(q) of the Code) or any highly compensated employee with compensation above a specified level, who is an officer, or who is subject to the disclosure requirements of Section 16(a) of the Exchange Act; or

•	any employee who is a citizen or resident of a jurisdiction outside the United States if the grant of the option is prohibited under the laws of the jurisdiction governing such employee or compliance with the laws of the jurisdiction would cause the Section 423 Component or any offering or option granted thereunder to violate the requirements of Section 423 of the Code.

Notwithstanding the foregoing, any employee who, after the granting of the option, would possess 5% or more of the total combined voting power or value of all classes of shares of our company shall not be eligible. In addition, no employee shall be granted an option under the Section 423 Component which permits the employee to purchase shares under all of our “employee stock purchase plans” that would accrue at a rate which exceeds $25,000 of fair market value of our stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Administration. The 2021 ESPP will be administered by the Compensation Committee or its delegates, subject to applicable laws. The administrator will have full and exclusive authority to interpret the terms of the 2021 ESPP and determine eligibility, subject to the conditions of the 2021 ESPP, as described below.

Share Reserve. The maximum aggregate number of shares that may be issued pursuant to the 2021 ESPP will be equal to 980,000 shares. In addition, on each January 1 beginning on January 1, 2022 and ending on January 1, 2031, the aggregate number of shares reserved for issuance under the 2021 ESPP will be increased automatically by the number of shares equal to 1% of the total number of all classes of our outstanding shares of common stock on the immediately preceding December 31; except that the administrator may in its sole discretion reduce the amount of the increase in any particular year.

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Contributions and Purchases. The 2021 ESPP will permit participants to purchase common stock through contributions (in the form of payroll deductions or otherwise to the extent permitted by the administrator) of up to 15% of their eligible compensation, which includes a participant’s regular and recurring straight time gross earnings or base salary, commissions and payments for overtime and shift premiums, but excludes bonuses, equity compensation and other similar compensation. Subject to the eligibility requirements discussed above, a participant may purchase a maximum of 1,000 shares of common stock during each six-month offering period. The 2021 ESPP initially will have purchase periods of approximately 6 months in duration commencing with the first trading day after one exercise date and ending with the next exercise date, as determined by the administrator. The offering periods will start on such trading days as determined by the administrator prior to each such offering period. The administrator may, in its discretion, modify the terms of future purchase periods and offering periods, provided that no offering period may be longer than 27 months.

Amounts contributed and accumulated by the participant during any offering period will be used to purchase shares of our common stock at the end of each six-month purchase period. The purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the last trading day of the offering period.

Withdrawal and Termination of Participation. A participant may withdraw from the 2021 ESPP voluntarily at any time by filing a notice of withdrawal prior to the close of business on the date established by the administrator. A participant will be deemed to have elected to withdraw from the plan upon the termination of the participant’s employment for any reason or in the event the participant is no longer eligible to participate in the 2021 ESPP.

Restriction on Transfers. A participant may not transfer rights granted under the 2021 ESPP other than by will, the laws of descent and distribution or as otherwise provided under the 2021 ESPP.

Adjustments. In the event of certain changes in our capitalization, to prevent dilution or enlargement of the benefits or potential benefits available under the 2021 ESPP, the administrator will make adjustments, as it may deem equitable, to the number and class of shares that may be delivered, the applicable purchase price for shares, and/or the numerical share limits, pursuant to the 2021 ESPP.

Dissolution or Liquidation. In the event of our proposed liquidation or dissolution, any offering period then in progress will be shortened by setting a new exercise date, and will terminate immediately prior to such liquidation or dissolution unless otherwise determined by the administrator. The administrator will notify participants of the new exercise date in writing or electronically, at which time any participant’s purchase rights will be automatically exercised, unless the participant has earlier withdrawn from the offering period.

Certain Transactions. In the event of a merger, consolidation or similar transaction, an acquiring or successor corporation may assume or substitute each outstanding option. If the successor corporation refuses to assume or substitute for the outstanding option, the offering period then in progress will be shortened by setting a new exercise date. The administrator will notify each participant in writing or electronically that the exercise date has been changed and that the participant’s option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period. Notwithstanding any other provision to the contrary, the 2021 ESPP will be automatically terminated following a change in control (as defined in the 2021 Plan).

Summary of Material U.S. Federal Income Tax Considerations

Section 423 Component. The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2021 ESPP under the 423 Component. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

The rights of participants to make purchases under the 2021 ESPP are intended to qualify under the provisions of Section 423 of the Code. Assuming such qualification, no income will be taxable to a participant until the sale or other disposition of shares purchased under the 2021 ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period of such shares prior to disposing of them.

If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income generally measured as the lesser of (i) the excess of the fair market value of the shares at the time such sale or disposition over the purchase price of such shares or (ii) an amount equal to 15% of the fair market value of the shares on the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for at least the holding periods described above but are sold for a price that is less than the purchase price, there will be no ordinary income and the difference will be a long-term capital loss. We will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase our shares, or the sale of such shares by a participant, where such participant holds such shares for at least the holding periods described above.

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Any sale or other disposition of shares before the expiration of the holding periods described above will be a “disqualifying disposition,” and the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price, and we will be entitled to an income tax deduction for such ordinary income. Any additional gain or loss on such sale or disposition will be a long-term or short-term capital gain or loss, depending on the holding period following the date the shares were purchased by the participant prior to such sale or disposition, and we will not be entitled to an income tax deduction for any such capital gain.

Non-423 Component. The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2021 ESPP under the Non-423 Component. Rights granted under the Non- 423 Component are not intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an “employee stock purchase plan” that qualifies under provisions of Section 423 of the Code. Under this component, a participant will have compensation income equal to the value of the shares at the time of purchase, less the purchase price. When a participant sells shares purchased under the ESPP, he or she also will have a capital gain or loss equal to the difference between the sales proceeds and the value of shares at the time of purchase. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

Any compensation income that a participant receives upon sale of shares that he or she purchased under the Non-423 Component is subject to withholding for income, Medicare and social security taxes, as applicable.

New Plan Benefits. Participation in the ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the ESPP.

Other Information. The administrator may at any time amend, suspend or terminate the 2021 ESPP, provided that, subject to certain exceptions described in the 2021 ESPP, no such action may adversely affect any outstanding rights to purchase stock. The 2021 ESPP will continue in effect unless earlier terminated by the administrator.

Required Vote and Board Recommendation

Approval of the 2021 ESPP requires the receipt of the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of the 2021 ESPP.

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PROPOSAL NO. 6

APPROVAL OF 2020 EQUITY ISSUANCES TO DIRECTORS AND EXECUTIVE OFFICERS

Terms of the Issuances

On September 27, 2020, each independent director received options to purchase 50,000 shares of Common Stock at an exercise price of $1.79 per share for a term of ten (10) years. The options shall vest in monthly 1/12th increments over one (1) year beginning on the grant date. The exercise of these options is subject to approval of stockholders and the NYSE American.

On September 27, 2020, each non-independent director received options to purchase 200,000 shares of Common Stock at an exercise price of $1.79 per share for a term of ten (10) years. The options shall vest in monthly 1/24th increments over two (2) years beginning on the grant date. The exercise of these options is subject to approval of stockholders and the NYSE American.

On November 2, 2020, the Board determined to grant, subject to stockholder approval, to each independent director, 100,000 shares of Common Stock. The grant, if approved by the stockholders and the NYSE American, shall vest in two equal installments on each of the Meeting Date and November 15, 2021.

On November 2, 2020, the Board determined to grant, subject to stockholder approval, to each non-independent director, 200,000 shares of Common Stock. The grant, if approved by the stockholders and the NYSE American, shall vest in three equal installments on each of the Meeting Date, November 15, 2021 and May 15, 2022.

Why the Company Needs Stockholder Approval

Rule 711 of the NYSE American requires stockholder approval with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants.

Effect of Proposal on Current Stockholders

If this Proposal No. 6 is adopted, a maximum of 1,950,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent 3.8% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued could cause the market price of our Common Stock to decline.

Required Vote and Board Recommendation

The grant of options and other equity set forth in this Proposal No. 6 to the directors of the Company requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of 2020 equity issuances to directors and executive officers of the Company, in order to comply with Rule 711 of the NYSE American.

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PROPOSAL NO. 7

APPROVAL OF 2021 EQUITY ISSUANCES TO DIRECTORS AND EXECUTIVE OFFICERS

Terms of the Issuances

On April 26, 2021, each independent director received options to purchase 150,000 shares of Common Stock at an exercise price of $2.55 per share for a term of ten (10) years. The options shall vest in monthly 1/24th increments over two (2) years beginning on January 1, 2022. The exercise of these options is subject to approval of stockholders and the NYSE American.

On April 26, 2021, each non-independent director received options to purchase 400,000 shares of Common Stock at an exercise price of $2.55 per share for a term of ten (10) years. The options shall vest in monthly 1/24th increments over two (2) years beginning on January 1, 2022. The exercise of these options is subject to approval of stockholders and the NYSE American.

On January 8, 2021, each independent director received a grant, subject to stockholder approval, of 50,000 shares of Common Stock. The grant, if approved by the stockholders and the NYSE American, shall vest in four installments on each of May 15, 2022, November 15, 2022, May 1, 2023 and November 15, 2023.

On January 8, 2021, each non-independent director received a grant, subject to stockholder approval, of 400,000 shares of Common Stock. The grant, if approved by the stockholders and the NYSE American, shall vest in four installments on each of November 15, 2022, May 1, 2023, November 15, 2023 and May 15, 2024.

On May 21, 2021, Glen Tellock was appointed to the Board effective June 4, 2021. In connection therewith, the Board determined to issue Mr. Tellock options to purchase 200,000 shares of Common Stock at an exercise price of $2.46 per share. The options shall vest semiannually in six (6) increments over three (3) years beginning on November 21, 2021. The exercise of these options is subject to approval of stockholders and the NYSE American.

Further, on May 21, 2021, Mr. Tellock was granted, subject to approval by the stockholders and the NYSE American, 150,000 shares of Common Stock, which shall vest in semi-annual 1/6th increments over three (3) years beginning on November 15, 2021.

Why the Company Needs Stockholder Approval

Rule 711 of the NYSE American requires stockholder approval with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants.

Effect of Proposal on Current Stockholders

If this Proposal No. 7 is adopted, provided the Company has sufficient authorized shares of Common Stock, a maximum of 3,750,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent 7.0% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued could cause the market price of our Common Stock to decline.

Required Vote and Board Recommendation

The grant of options and other equity set forth in this Proposal No. 7 to the directors of the Company requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of 2021 equity issuances to directors and executive officers of the Company, in order to comply with Rule 711 of the NYSE American.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Offices Held
Milton C. Ault, III	51	Executive Chairman of the Board
William B. Horne	52	Chief Executive Officer and Vice Chairman
Henry Nisser	52	President, General Counsel and Director
Kenneth Cragun	59	Chief Financial Officer

Biographical information about Mr. Ault is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Horne is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Nisser is provided in “Proposal No. 1 – Election of Directors.”

Kenneth S. Cragun

Mr. Cragun was appointed as the Chief Financial Officer of the Company on August 19, 2020. Mr. Cragun had served as the Company’s Chief Accounting Officer since October 1, 2018. Mr. Cragun has been the Chief Financial Officer of Alzamend Neuro, Inc., a development stage entity seeking to prevent, treat and cure Alzheimer’s Disease, since October of 2018. He served as a CFO Partner at Hardesty, LLC, a national executive services firm since October 2016. His assignments at Hardesty included serving as CFO of CorVel Corporation, a $1.1 billion market cap publicly traded company (NASDAQ: CRVL) and a nationwide leader in technology driven, healthcare-related, risk management programs and of RISA Tech, Inc. a private structural design and optimization software company. Mr. Cragun was also CFO of two NASDAQ-listed companies, Local Corporation, from April 2009 to September 2016, which operated Local.com, a U.S. top 100 website, and Modtech Holdings, Inc., from June 2006 to March 2009, a supplier of modular buildings. Prior thereto, he had financial leadership roles with increasing responsibilities at MIVA, Inc., ImproveNet, Inc., NetCharge Inc., C-Cube Microsystems, Inc, and 3-Com Corporation. Mr. Cragun serves on the Board of Directors and Chairman of the Audit Committee of Verb Technology Company, Inc. (NASDAQ: VERB). Mr. Cragun began his professional career at Deloitte. Mr. Cragun holds a Bachelor of Science degree in accounting from Colorado State University-Pueblo. Mr. Cragun’s industry experience is vast, with extensive experience in fast-growth environments and building teams in more than 20 countries. Mr. Cragun has led multiple financing transactions, including IPOs, PIPEs, convertible debt, term loans and lines of credit.

Involvement in Certain Legal Proceedings

Except as disclosed below or under Proposal No. 1, to our knowledge, none of our current executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Mr. Cragun served as Chief Financial Officer of Local Corporation (April 2009 to September 2016), formerly based in Irvine, California, and, in June 2015, Local Corporation filed a voluntary petition in the United States Bankruptcy Court for the Central District of California seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2020 and 2019, by our then Chief Executive Officer. Because we are a Smaller Reporting Company, we only have to report information of our Chief Executive Officer and our two other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)(2)	Total ($)

Milton C. Ault, III	2020	400,000	200,000	0	0	30,202	630,202
Executive Chairman of the Board	2019	400,000	0	0	0	18,832	418,832
William B. Horne	2020	300,000	150,000	0	0	45,164	495,164
Chief Executive Officer	2019	300,000	10,000	0	0	17,856	327,856
Henry C. Nisser	2020	225,000	100,000	0	0	11,825	336,825
President and General Counsel (3)	2019	133,333	50,000	0	0	5,807	189,140

(1)	The values reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, of grants of stock options and stock awards to our named executive officer in the years shown.
(2)	The amounts in “All Other Compensation” consist of health insurance benefits, vehicle allowance, long-term and short-term disability insurance benefits, and 401K matching amounts.
(3)	Mr. Nisser was appointed as our General Counsel and Executive Vice President on May 1, 2019. Effective October 1, 2020, Mr. Nisser’s salary was increased to $300,000 per annum. Mr. Nisser was appointed as our President in January of 2021.

Employment Agreement with Milton C. Ault, III

On June 17, 2018, the Company entered into a ten year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer of the Company.  For his services, Mr. Ault will be paid a base salary of $400,000 per annum (the “Base Salary”).

Pursuant to the terms and subject to the conditions set forth in the agreement, if the Company meets or exceeds criteria adopted by the Company’s compensation committee (the “Compensation Committee”) for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault shall be eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

Further, Mr. Ault is entitled to receive equity participation as follows: a grant of restricted stock in the aggregate amount of 1,250 shares of common stock, which shares shall vest ratably over 48 months beginning on January 1, 2020, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”)  that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Ault, which consent may be withheld in his discretion.

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In addition, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of the Company’s common stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization above the High Water Mark (as such terms are defined in the agreement) as measured by the daily average closing bid price of the Company’s common stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets.  The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the agreement.

Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows:  (A)  an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

Employment Agreement with William B. Horne

On January 25, 2018, we entered into a five-year employment agreement with William Horne to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries.  For his services, Mr. Horne will be paid a base salary of $250,000 per annum. Upon signing of the employment agreement, Mr. Horne is entitled to a signing bonus in the amount of $25,000.  In addition, Mr. Horne shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee. Effective January 1, 2019, Mr. Horne’s salary was increased to $300,000 per annum.

Further, Mr. Horne is entitled to receive equity participation as follows: a grant of restricted stock in the aggregate amount of 1,250 shares of common stock, which shares shall vest in installments of two hundred fifty (250) shares annually over five (5) years beginning on January 1, 2019, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC  that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Horne, which consent may be withheld in his discretion.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (i) any earned but unpaid base salary through the termination date; (ii) all reasonable expenses paid or incurred; and (iii) any accrued but unused vacation time.

Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows:  (A)  an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

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Employment Agreement with Henry Nisser

On April 12, 2019, the Company entered into a four-year employment agreement (the “Agreement”) with Henry Nisser to serve as General Counsel and Executive Vice President of the Ault Global Holdings, Inc. (the “Company”) and its subsidiaries. The effective date of the Agreement is May 1, 2019. Pursuant to the Agreement, Mr. Nisser will be paid a base salary of $200,000 per annum (the “Base Salary”). Effective October 1, 2020, Mr. Nisser’s salary was increased to $300,000 per annum.

Upon the effective date of the Agreement, Mr. Nisser is entitled to a signing bonus in the amount of $50,000, with $25,000 being payable upon the effective date and $25,000 being payable no later than September 1, 2019. In addition, Mr. Nisser shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee, which bonus shall not exceed 300% of the Base Salary.

Further, Mr. Nisser is entitled to receive equity participation as follows: (A) a grant of restricted stock in the aggregate amount of 6,250 (taking 1 for 40 reverse split into account) shares of common stock, which shares shall vest ratably over 48 months beginning with the first month after the effective date, and (B) an option to purchase 200,000 shares of common stock at a per share exercise price equal to the closing market price on the effective date, which option shall have a term of seven (7) years. These options have been cancelled.

Mr. Nisser’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Nisser is employed by the Company and upon the termination of Mr. Nisser’s employment and for a period of two years thereafter, there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Nisser shall have been determined.

Upon termination of Mr. Nisser’s employment (other than upon the expiration of the employment), Mr. Nisser shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Nisser’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Nisser’s employment, the Company shall pay to Mr. Nisser a “Separation Payment” as follows: (a) an amount equal to four weeks of base salary for each full year of service, (b) commencing on the date that shall be one (1) year from the effective date, should Mr. Nisser provide the Company with a separation, waiver and release agreement within 30 days of termination, then the Company shall pay to Mr. Nisser the Base Salary (in effect immediately prior to the termination date) an amount equal to the lesser of what Mr. Nisser would have received if the employment period ended after (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 18-month period commencing on the date Executive is terminated, payable in one lump sum; (ii) provide during the separation period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Nisser would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Nisser will be paid an amount equal to four times his Separation Payment.

 Advisory Vote on Executive Compensation

At the annual meeting of stockholders on July 2, 2019, the stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. In addition, stockholders voted, on an advisory basis, that an advisory vote on executive compensation should be held every three years.

33

 Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2020 to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020
OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Milton C. Ault III	—	—	—	—	—
William B. Horne	—	—	—	—	—
Henry Nisser	—	—	—	—	—

Director Compensation

Beginning July 1, 2019, the Company pays each independent director an annual base amount of $35,000 annually, other than Mr. Smith, who receives a base amount of $45,000 annually due to additional services provided by Mr. Smith as a lead independent director and Mr. Ash, who receives a base amount of $45,000 annually due to additional services provided by Mr. Ash as Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided are significantly above what was anticipated.

The table below sets forth, for each non-employee director, the total amount of compensation related to his or her service during the year ended December 31, 2020:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	70,000	—	—	—	70,000
Jeffrey A. Bentz	60,000	—	—	—	60,000
Mordechai Rosenberg	60,000	—	—	—	60,000
Jodi Brichan	55,000	—	—	—	55,000
Howard Ash (1)	38,750	—	—	—	38,750

(1)       Mr. Ash was appointed as an independent director on August 13, 2020 and earned compensation from that date.

 On December 28, 2018, the stockholders approved the 2018 Stock Incentive Plan (as amended on May 5, 2019), which amendment was approved by the stockholders on July 19, 2019, the “2018 Stock Incentive Plan”), under which options to acquire up to 12,500, as increased to 175,000 pursuant to the foregoing amendment thereto, shares of common stock may be granted to the Company's directors, officers, employees and consultants. The 2018 Stock Incentive Plan is in addition to the Company’s (i) 2017 Stock Incentive Plan (the “2017 Plan”), under which options to acquire up to 2,500 shares of common stock may be granted to the Company's directors, officers, employees and consultants, (ii) 2016 Stock Incentive Plan (the “2016 Plan”), under which options to acquire up to 5,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants, and (ii) 2012 Stock Option Plan, as amended (the “2012 Plan”), which provides for the issuance of a maximum of 1,716 shares of the Company’s common stock to be offered to the Company’s directors, officers, employees, and consultants (collectively the “Plans”).

 The purpose of the Plans is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

 As of December 31, 2020, options to purchase 925 shares of common stock were issued and outstanding, and 6,693 shares are available for future issuance under the Plans.

34

401(k) Plan

Our subsidiaries, Coolisys and Microphase, have adopted tax-qualified employee savings and retirement plan, or 401(k) plan, which generally covers all of their full-time employees. Pursuant to the 401(k) plan, eligible employees may make voluntary contributions to the plan up to a maximum of pursuant to the current Internal Revenue Code limits. The Microphase 401(k) plan permits, but does not require, matching contributions by them on behalf of plan participants. The Coolisys 401(k) plan, includes matching contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary and permits make discretionary contributions. The 401(k) plans are intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock beneficially owned based on 49,774,538 issued and outstanding shares of Common Stock as of the Record Date by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock based upon Schedules 13G or 13D filed with the SEC.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Other than as described in the notes to the table, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of the Record Date, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

Name and address of beneficial owner	Number of
	shares		Approximate
	beneficially		percent
	owned		of class
Greater than 5% Beneficial Owners:
Philou Ventures, LLC P.O. Box 3587 Tustin, CA 92705	7,872	(2)	0.02%
Ault & Company, Inc.	1,362,795	(3)	2.74%
Directors and Officers: (1)
Milton Ault, III	1,365,307	(4)	2.74%
William Horne	806	(7)	*
Henry Nisser	4,753	(5)	0.01%
Ken Cragun	0		*
Robert Smith	54	(6)	*
Mordechai Rosenberg	0		*
Jeffrey A. Bentz	9		*
Jodi Brichan	0		*
Howard Ash	0		*
Glen E. Tellock	0		*
All directors and executive officers as a group (ten persons)	1,370,929		2.75%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Ault Global Holdings, Inc., 11411 Southern Heights Pkwy, Suite 240, Las Vegas, NV 89141.

(2)	Included 125,000 shares of Series B Preferred Stock that are convertible in 2,232 shares of common stock and warrants to purchase 2,232 share of common stock that are exercisable within 60 days of the Record Date. Also includes 3,408 shares of common stock.

(3)	Includes shares owned by Philou Ventures of which Ault & Company, Inc., is the Manager, warrants to purchase 94 shares of common stock that are exercisable within 60 days of the Record Date. Also includes 1,358,143 shares of common stock.

35

(4)	Mr. Ault is the Chief Executive Officer of Ault & Company, Inc. Includes 7,872 shares owned by Philou Ventures and 1,354,923 shares owned by Ault & Company which may be deemed beneficially owned by Mr. Ault. Also includes 469 shares of common stock issuable pursuant to a stock incentive grant and 2,043 shares of common stock.

(5)	Includes 4,753 shares of common stock issuable pursuant to a stock incentive grant.

(6)	Includes warrants to purchase 54 shares of common stock that are exercisable within 60 days of the Record Date.

(7)	Includes 750 shares of common stock issuable pursuant to a stock incentive grant.

36

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee or in certain instances, a special committee of our board of directors, monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws. Examples of such transactions that must be approved by our Audit Committee or a special committee of our board of directors include, but are not limited to any transaction, arrangement, relationship (including any indebtedness) in which:

•	the aggregate amount involved is determined to by the Audit Committee to be material;

•	we are a participant; and

•	any of the following has or will have a direct or indirect interest in the transaction:

•	an executive officer, director, or nominee for election as a director;

•	a greater than five percent beneficial owner of our common stock; or

•	any immediate family member of the foregoing.

When reviewing transactions with a related person, the Audit Committee or any special committee of our board of directors formed for that purpose applies the standards for evaluating conflicts of interest outlined in our written Code of Business Conduct and Ethics.

The following information sets forth certain related transactions between us and certain of our stockholders or directors. Milton C. Ault, III, who is our Executive Chairman, is also the Chief Executive Officer of Ault & Company, Inc.

The following information sets forth certain related transactions between us and certain of our stockholders or directors. Milton C. Ault, III, who is our Chief Executive Officer and Chairman of the Board, is also the Chief Executive Officer of Ault & Company, Inc.

 Ault & Company, Inc.

On December 23, 2019, the Company announced that it had entered into an agreement whereby Ault & Company, Inc. would purchase an aggregate of 660,667 shares of our common stock at a purchase price per share of $1.12, subject to the approval of the NYSE American, for a total purchase price of $739,948. The purchase was authorized by the NYSE American on January 15, 2020. As a result, at the closing on January 15, 2020, Ault & Company became the beneficial owner of 666,945 shares of Common Stock, or up to 19.99% of our common stock then outstanding.

On February 5, 2020, we sold and issued an 8% Convertible Promissory Note in the principal amount of $1,000,000 (the “Note”) to Ault & Company, Inc. The principal amount of the Note, plus any accrued and unpaid interest at a rate of 8% per annum, was due and payable on August 5, 2020. The Note is convertible into shares of our common stock, par value $0.001 per share at a conversion price of $1.45 per share. On August 20, 2020, the Company issued 413,793 shares of Common Stock upon the conversion of $600,000 in principal. On May 12, 2021, the Company issued 275,862 shares of Common Stock upon the conversion of $400,000 in principal.

Milton C. Ault, III, our Executive Chairman, is also the Chief Executive Officer of Ault & Company, Inc. William B. Horne, our Chief Executive Officer, Vice Chairman and Director, is also Chief Financial Officer of Ault & Company, Inc. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the President, General Counsel and a director of Ault & Company, Inc.

Avalanche International Corp.

On September 6, 2017, we entered into a Loan and Security Agreement with Avalanche (as amended, the “AVLP Loan Agreement”) with an effective date of August 21, 2017 pursuant to which we will provide Avalanche a non-revolving credit facility. The AVLP Loan Agreement was recently increased to up to $15,000,000 and extended to December 31, 2023.

 At December 31, 2020, we had provided Avalanche with $11,269,136 and, in addition to the 12% convertible promissory notes, AVLP has issued to the Company warrants to purchase 22,537,871 shares of Avalanche common stock. Under the terms of the AVLP Loan Agreement, any notes issued by Avalanche are secured by the assets of Avalanche. As of December 31, 2020, we recorded contractual interest receivable attributed to the AVLP Loan Agreement of $2,025,475 and a provision for loan losses of $3,423,608. The warrants issued in conjunction with the non-revolving credit facility entitles us to purchase up to 22,537,871 shares of Avalanche common stock at an exercise price of $0.50 per share for a period of five years. The exercise price of $0.50 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The warrants may be exercised for cash or on a cashless basis.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors are directors of Avalanche. In addition, Philou Ventures, of which Ault & Company, Inc., is the Manager, is the controlling stockholder of Avalanche. Mr. Ault is the Executive Chairman of Avalanche. Further, our President, General Counsel and one of our directors, is the Executive Vice President and General Counsel of Avalanche.

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PROPOSALS OF STOCKHOLDERS FOR THE 2022 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2022 Annual Meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, no later than ________ __, 2022 (120 days before the anniversary of this year’s mailing date).

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

Stockholder proposals intended to be presented at the 2022 Annual Meeting must be received by the Company no later than reasonable time in advance of the date of the 2022 Annual Meeting, which in the Company’s opinion would be no less than 120 days before that date (pursuant to Rule 14a-8 of the Exchange Act) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. The Company has yet to determine the date of its 2022 Annual Meeting. Proposals should be addressed to Ault Global Holdings, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2022 Annual Meeting, the federal securities laws require Stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act), be given no less than a reasonable time in advance of the date of the 2022 Annual Meeting, which in the Company’s opinion would be no less than 45 days before that date. The Company has yet to determine the date of its 2022 Annual Meeting. Any such notice must be provided to Ault Global Holdings, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. If a stockholder fails to provide timely notice of a proposal to be presented at the 2022 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

OTHER BUSINESS

The Board knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Executive Chairman of the Board

June __, 2021

38

Appendix A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended December 31, 2020

Commission file number 1-12711

AULT GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	94-1721931
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV	89141	(949) 444-5464
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Securities registered under Section 12(b) of the Act:

Title of Each Class	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NYSE American

Securities registered under Section 12(g) of the Act:     None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes  ☐    No  ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act.  Yes  ☐    No  ☑

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding year (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☑    No  ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes  ☑    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☑
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes  ☐    No  ☑

As of June 30, 2020, the aggregate market value of the registrant’s common stock held by non-affiliates of the registrant was $13,335,311 based on the closing sale price as reported on the NYSE American of $2.45. Such determination should not be deemed an admission that the registrant’s directors, officers, or 10% beneficial owners are, in fact, affiliates of the registrant.

There were 49,498,676 shares of common stock outstanding as of April 14, 2021.

Documents incorporated by reference: None

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES

FORM 10-K

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K (the “Annual Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predict,” “should” or “will” or the negative of these terms or other comparable terminology. These statements are only predictions; uncertainties and other factors may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels or activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Our expectations are as of the date this Annual Report is filed, and we do not intend to update any of the forward-looking statements after the date this Annual Report is filed to confirm these statements to actual results, unless required by law.

This Annual Report also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this Annual Report and, accordingly, we cannot guarantee their accuracy or completeness, though we do generally believe the data to be reliable. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in “Risk Factors” and elsewhere in this Annual Report. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

RISK FACTOR SUMMARY

Below is a summary of the principal factors that make an investment in our common stock speculative. This summary does not address all of the risks that we face. Additional discussion of the risks summarized in this risk factor summary, and other risks that we face, can be found below under the heading “Risk Factors” and should be carefully considered, together with other information in this Annual Report and our other filings with the Securities and Exchange Commission, or SEC, before making investment decisions regarding our common stock.

•	We will need to raise additional capital to fund our operations in furtherance of our business plan.

•	We face business disruption and related risks resulting from the outbreak of COVID-19, which could have a material adverse effect on our business and results of operations and curtail our ability to raise financing.

•	We have an evolving business model, which increases the complexity of our business.

•	We received an order and a subpoena from the Commission in the investigation now known as “In the Matter of DPW Holdings, Inc.,” the consequences of which are unknown.

•	If we make any additional acquisitions, they may disrupt or have a negative impact on our business.

•	Our growth strategy is subject to a significant degree of risk.

•	We are heavily dependent on our senior management, and a loss of a member of our senior management team could cause our stock price to suffer.

•	If we fail to anticipate and adequately respond to rapid technological changes in our industry, including evolving industry-wide standards, in a timely and cost-effective manner, our business, financial condition and results of operations would be materially and adversely affected.

•	We depend upon a few major customers for a majority of our revenues, and the loss of any of these customers, or the substantial reduction in the quantity of products that they purchase from us, would significantly reduce our revenues and net income.

•	If we do not continue to satisfy the NYSE American continued listing requirements, our common stock could be delisted from NYSE American.

•	Our common stock price is volatile.

PART I

ITEM 1.	BUSINESS

General

Ault Global Holdings, Inc., a Delaware corporation formerly known as DPW Holdings (“Ault Global,” the “Company” or “we”), was incorporated in September 2017. The Company is a diversified holding company owning subsidiaries engaged in, among others, the following operating businesses: commercial and defense solutions, commercial lending and advanced textile technology. The Company’s direct and indirect wholly-owned subsidiaries include Gresham Worldwide, Inc. (“GWW”), Coolisys Technologies Corp. (“Coolisys”), Digital Power Corporation, Gresham Power Electronics Ltd. (f/k/a Digital Power Limited) (“Gresham Power”), Enertec Systems 2001 Ltd (“Enertec”), Relec Electronics Ltd., Digital Power Lending, LLC (“DP Lending”), Ault Alliance, Inc. (“Ault Alliance”), and Tansocial LLC (“Tansocial”). The Company also has a controlling interest in Microphase Corporation (“Microphase”) and Ault Alliance has a controlling interest in and Alliance Cloud Services, LLC (“ACS”). Ault Global Holdings was founded by Milton “Todd” Ault III, its Executive Chairman and is led by Mr. Ault, William B. Horne, its Chief Executive Officer and Vice Chairman and Henry Nisser, its President and General Counsel. Together, they constitute the Executive Committee, which manages the day-to-day operations of the holding company. The Company’s long-term objective is to maximize per share intrinsic value. All major investment and capital allocation decisions are made for the Company by Mr. Ault and the Executive Committee. The Company has three reportable segments:

•	GWW – defense solutions with operations conducted by Microphase, Enertec, Gresham Power and Relec,

•	Coolisys – commercial electronics solutions with operations conducted by Digital Power Corporation, and

•	Ault Alliance – commercial lending through DP Lending, data center operations through ACS, digital marketing through Tansocial and digital learning.

We operate as a holding company with operations conducted primarily through our subsidiaries. We conduct our activities in a manner so as not to be deemed an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Generally, this means that we do not invest or intend to invest in securities as our primary business and that no more than 40% of our total assets will be invested in investment securities, as that term is defined in the Investment Company Act. Pursuant to the Investment Company Act, companies such as our subsidiary DP Lending are excluded from the definition of an investment company since its business consists of making small loans and industrial banking. We also maintain a considerable investment in Avalanche International, Corp., which does business as MTIX International.

Originally, we were primarily a solution-driven organization that designed, developed, manufactured and sold high-grade customized and flexible power system solutions for the medical, military, telecom and industrial markets. Although we actively seek growth through acquisitions, we will also continue to focus on high-grade and custom product designs for the commercial, medical and military/defense markets, where customers demand high density, high efficiency and ruggedized products to meet the harshest and/or military mission critical operating conditions.

We have operations located in Europe through our wholly-owned subsidiary, Gresham Power Electronics (f/k/a Digital Power Limited) (“Gresham Power”), located in Salisbury, England. Gresham Power designs, manufactures and sells power products and system solutions mainly for the European marketplace, including power conversion, power distribution equipment, DC/AC (Direct Current/Active Current) inverters and UPS (Uninterrupted Power Supply) products. Our European defense business is specialized in the field of naval power distribution products.

On November 30, 2016, we formed DP Lending, a wholly-owned subsidiary. DP Lending provides commercial loans to companies throughout the United States to provide them with operating capital to finance the growth of their businesses. The loans range in duration from six months to three years, DP Lending loans made or arranged pursuant to a California Financing Law license (Lic.no. 60 DBO77905).

On June 2, 2017, we purchased 56.4% of the outstanding equity interests of Microphase Corporation (“Microphase”). Microphase is a design-to-manufacture original equipment manufacturer (“OEM”) industry leader delivering world-class radio frequency (“RF”) and microwave filters, diplexers, multiplexers, detectors, switch filters, integrated assemblies and detector logarithmic video amplifiers (“DLVA”) to the military, aerospace and telecommunications industries. Microphase is headquartered in Shelton, Connecticut.

On January 7, 2020, we formed Coolisys Technologies Corp. (“Coolisys”), a wholly-owned subsidiary. Coolisys operates its existing businesses in the customized and flexible power system solutions for the automotive, medical, military, telecom, commercial and industrial markets, other than the European markets, which are primarily served by Gresham Power.

On September 1, 2017, Digital Power Corporation, a Delaware corporation (“DPC”), a subsidiary of Coolisys since January 20, 2020, acquired all of the outstanding membership interests in Power-Plus Technical Distributors, LLC, a California limited liability company (“Power-Plus”). Power-Plus is an industrial distributor of value added power supply solutions, UPS systems, fans, filters, line cords, and other power-related components. In addition to its current business, Power-Plus will serve as an extended sales organization for our overall flexible power system solutions.

On December 31, 2017, Coolisys Technologies, Inc., a Delaware corporation (“CTI”) entered into a share purchase agreement with Micronet Enertec Technologies, Inc. (“MICT”), a Delaware corporation, Enertec Management Ltd., an Israeli corporation and wholly owned subsidiary of MICT (“EML”), and Enertec Systems 2001 Ltd. (“Enertec”), an Israeli corporation and wholly owned subsidiary of EML, pursuant to which CTI acquired Enertec. Enertec is Israel’s largest private manufacturer of specialized electronic systems for the military market. On May 23, 2018, CTI completed its acquisition of Enertec.

In January 2018, we formed Super Crypto Mining, Inc., a wholly-owned subsidiary, which changed its name to Digital Farms, Inc. (“DFI”) on January 18, 2019. DFI was established to operate our newly formed cryptocurrency business, which is pursuing a variety of digital currency. We used to mine the top three cryptocurrencies for our own account. These cryptocurrencies include Bitcoin, Litecoin and Ethereum. DFI’s operations were discontinued in the first quarter of 2020.

On May 23, 2018, DP Lending entered into and closed a securities purchase agreement with I. AM, Inc. (“I. AM”), David J. Krause and Deborah J. Krause. Pursuant to the securities purchase agreement, I. AM sold to DP Lending, 981 shares of common stock for a purchase price of $981, representing, upon the closing, 98.1% of I. AM’s outstanding common stock. I.AM owed DP Lending $1,715,330 in outstanding principal, pursuant to a loan and security agreement, between I. AM and DP Lending. The purchase agreement provides that, as I. AM repays the outstanding loan to DP Lending in accordance with the loan agreement, DP Lending will on a pro rata basis transfer shares of common stock of I. AM to David J. Krause, up to an aggregate of 471 shares. I. AM’s operations were discontinued in the first quarter of 2020.

Gresham Worldwide, Inc. was incorporated under the laws of the State of Delaware on November 21, 2018 as DPW Technologies Group, Inc. and effected a name change on December 6, 2019.

On November 30, 2020, we acquired Relec, a privately held company based in Wareham, the United Kingdom. The transaction was structured as a stock purchase under which we paid approximately $4,000,000 with additional contingent cash payments up to approximately $665,000 based on Relec’s future financial performance. The acquisition of Relec has enhanced our presence in industrial and transportation markets in the United Kingdom and Europe and considerably broadened our product portfolio, including high-quality power conversion and display product offerings. Relec specializes in AC-DC power supplies, DC-DC converters, displays and EMC filters.

On January 29, 2021, Alliance Cloud Services, LLC, a majority-owned subsidiary of its wholly-owned subsidiary, Ault Alliance, closed on the acquisition of a 617,000 square foot energy-efficient facility located on a 34.5 acre site in southern Michigan for a purchase price of $3,991,497. The purchase price was paid by the Company using its own working capital.

We are a Delaware corporation, initially formed in California in 1969 and reincorporated in Delaware in 2017. We are located at 11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141. Our phone number is (949) 444-5464 and our website address is www.aultglobal.com.

Recent Events

On January 19, 2021, the Company changed its name from DPW Holdings, Inc., to Ault Global Holdings, Inc. (the “Name Change”). The Name Change was effected through a parent/subsidiary short form merger pursuant to an Agreement and Plan of Merger dated January 7, 2021. Neither the merger nor resulting Name Change affected the rights of security holders of the Company. The Company’s common stock continues to be quoted on the NYSE American under the symbol “DPW.” Existing stock certificates that reflect the Company’s prior corporate name will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent. Concurrently with the change in our name, Milton C. Ault, III was appointed as our Executive Chairman, William B. Horne was appointed as our Chief Executive Officer and remains as Vice Chairman of our board of directors, and Henry Nisser was appointed as our President and remains as our General Counsel.

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Commencing in October of 2019 and continuing through February of 2020, the Company reorganized its corporate structure pursuant to a series of transactions by and among the Company and its directly and indirectly owned subsidiaries. The purpose of the reorganization was to align the Company’s various businesses by the products and services that constitute the majority of each subsidiaries’ revenues. As a result of the foregoing transactions, the Company’s corporate structure is as follows:

On December 23, 2019, the Company announced that it had entered into an agreement whereby Ault & Company, Inc. would purchase an aggregate of 660,667 shares of Common Stock at a purchase price per share of $1.12, subject to the approval of the NYSE American, for a total purchase price of $739,948. The purchase was authorized by the NYSE American on January 15, 2020. As a result, at the closing on January 15, 2020, Ault & Company became the beneficial owner of 666,945 shares of Common Stock, or up to 19.99% of the Common Stock then outstanding.

On February 5, 2020, we sold and issued an 8% Convertible Promissory Note in the principal amount of $1,000,000 (the “Note”) to Ault & Company, Inc. The principal amount of the Note, plus any accrued and unpaid interest at a rate of 8% per annum, shall be due and payable on August 5, 2020. The Note shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a conversion price of $1.45 per share, subject to the approval of the Company’s stockholders at a special meeting thereof, as required by Rule 713(a)(ii) of the NYSE Company Guide, and subsequently, authorization from the NYSE American.

On February 10, 2020, we entered into a Master Exchange Agreement (the “Master Exchange Agreement”) with Esousa Holdings, LLC (“Esousa” or the “Creditor”) that acquired approximately $4.2 million in principal amount, plus accrued but unpaid interest, of certain promissory notes that had been previously issued by us to Dominion Capital, LLC, a Connecticut limited liability company (the “Dominion Note”) and the Canadian Special Opportunity Fund, LP (the “CSOF Note” and with the Dominion Note, the “Esousa Purchased Notes”) in separate transactions. The Creditor also agreed to purchase additional notes up to an additional principal amount, plus accrued but unpaid interest, of $3.5 million (the “Additional Notes” and collectively, with the Esousa Purchased Notes, the “Notes”). Pursuant to the Exchange Agreement, the Creditor has the unilateral right to acquire shares of the Company’s common stock (the “Exchange Shares”) in exchange for the Notes, which Notes evidence an aggregate of up to approximately $7.7 million of indebtedness of the Company. In aggregate, we have issued to Esousa a total of 8,332,904 Exchange Shares.

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The first exchange occurred on the date of the Master Exchange Agreement when the Creditor exchanged a portion of the Esousa Purchased Notes for the Exchange Shares and the second exchange began July 8, 2020 when the Company received stockholder approval at a special meeting thereof for the Exchange of the Esousa Additional Purchased Notes for the Company’s common stock, and subsequently, authorization from the NYSE American.

On March 4, 2020, pursuant to the terms of the securities purchase agreement for the sale of the Dominion short-term promissory note, the Company issued to Dominion 12,500 shares of its common stock (see Note 17).

On April 13, 2020, the Company issued a convertible promissory note in the principal amount of $100,000 with an interest rate of 10% per annum and a five-year warrant to purchase shares of the Company’s common stock equal to 50% of the number of shares of common stock issuable pursuant to the convertible promissory note, at an exercise price equal to $1.17 per share of common stock.

On May 28, 2020, the Company entered into a securities purchase and exchange agreement with an institutional investor. Pursuant to the agreement, the Company exchanged a 12% short-term promissory note in the principal amount of $235,796 for a new note due and payable on June 30, 2020 (the “Exchanged Note”) that would become convertible into common stock of the Company should the Company be in default under the terms of the Exchanged Note. In addition, pursuant to the agreement, the Company issued to the investor a note due and payable on November 28, 2020 in the principal amount of $200,000 that became convertible into the Company’s common stock commencing June 30, 2020 with an original issue discount of twenty percent (20%). In conjunction with the issuance of the Convertible Note, the Company also issued to the investor a warrant to purchase an aggregate of 400,000 shares of Common Stock at an exercise price of $1.07.

On June 26, 2020, the Company issued to several institutional investors unsecured 12% short-term promissory notes in the aggregate principal amount of $800,000 and seventeen month warrants to purchase an aggregate of 361,991 shares of the Company’s common stock at an exercise price of $2.43 per share of common stock.

On August 5, 2020, the Company received $2,000,000 from Esousa and on October 22, 2020, the Company issued to Esousa a promissory note in the principal face amount of $2,000,000, with an interest rate of 13%.

On August 20, 2020, the Company issued 413,793 shares of its common stock upon the conversion of $600,000 in principal on the Ault & Company Convertible Note.

Between August 2020 and October 2020, the Company also received $3,200,000 in loans from Esousa pursuant to which the Company agreed to issue unsecured short-term promissory notes with interest rates of 13% and 14% and warrants with terms of approximately one and a half years to purchase an aggregate of 1,303,863 shares of Common Stock at an average exercise price of $2.70 per share of Common Stock.

On October 2, 2020, we entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC to sell shares of common stock having an aggregate offering price of up to $8,975,000 from time to time, through an “at the market offering” program (the “2020 ATM Offering”). On December 1, 2020, we filed an amendment to the prospectus supplement with the SEC to increase the amount of common stock that may be offered and sold in the ATM Offering, as amended under the Sales Agreement to $40,000,000 in the aggregate, inclusive of the up to $8,975,000 in shares of common stock previously sold in the 2020 ATM Offering. The offer and sale of shares of common stock from the 2020 ATM Offering was made pursuant to our effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-222132) which became effective on January 11, 2018. Through December 31, 2020, we had received gross proceeds of $39,978,350 through the sale of 12,582,000 shares of common stock from the 2020 ATM Offering. The 2020 ATM Offering was terminated on December 31, 2020.

On October 26, 2020, the Company announced that it had successfully converted all of its secured debt, totaling just under $5 million, to equity thus improving the Company’s net equity.

On November 2, 2020, I.AM, Inc. filed a voluntary petition for bankruptcy under Chapter 7 in the United States Bankruptcy Court in the Central District of California, Santa Ana Division, case number 8:20-bk-13076.

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Settlement of Derivative Litigation

On February 24, 2020, we entered into a definitive settlement agreement (the “Settlement Agreement”) intended to settle the previously disclosed derivative litigation captioned Ethan Young and Greg Young, Derivatively on Behalf of Nominal Defendant, DPW Holdings, Inc. v. Milton C. Ault, III, Amos Kohn, William B. Horne, Jeff Bentz, Mordechai Rosenberg, Robert O. Smith, and Kristine Ault and DPW Holdings, Inc., as the nominal defendant (Case No. 18-cv-6587) (as amended on March 11, 2019, the “Amended Complaint”) against the Company and certain of its officers and directors pending in the United States District Court for the Central District of California (the “Court”). As previously disclosed, the Amended Complaint alleges violations including breaches of fiduciary duties and unjust enrichment claims based on the previously pled transactions.

On April 15, 2020, the Court issued an Order (the “Order”) approving a Motion for Preliminary Approval of Settlement in the Derivative Action. On July 16, 2020, the Court issued an Order (the “Final Order”) approving a Motion for Final Approval of Settlement in the Derivative Action filed against DPW as a Nominal Defendant and its directors who served on its board of directors on July 31, 2018 who were not dismissed from the action as a result of the Court’s partial grant of the Motion.

On July 16, 2020, the Court entered a Judgement based upon the Final Order.

Under the terms of the Final Order approving the Agreement, the Board shall adopt and/or maintain resolutions and amendments to committee charters and/or the Company’s bylaws to ensure adherence to certain corporate governance policies (collectively, the “Reforms”), which shall remain in effect for no less than five (5) years, subject to any of the following: (a) a determination by a majority of the independent directors that the Reform is no longer in the best interest of the Company, including, but not limited to, due to circumstances making the Reform no longer applicable, feasible, or available on commercially reasonable terms, or (b) modifications which the Company reasonably believes are required by applicable law or regulation.

In connection with the Settlement Agreement, the parties agreed upon a payment of attorneys’ fees in the amount of $600,000 payable by the Company’s Director & Officer liability insurance, which sum was paid. The Settlement Agreement contains no admission of wrongdoing. The Company has always maintained and continues to believe that it did not engage in any wrongdoing or otherwise commit any violation of federal or state securities laws or other laws.

Strategy

As a holding company, our business strategy is designed to increase shareholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to shareholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize shareholder value, such as activist trading. We anticipate returning value to shareholders after satisfying our debt obligations and working capital needs.

On October 7, 2019, we created an Executive Committee which is comprised of our Executive Chairman, Chief Executive Officer and President. The Executive Committee meets on a daily basis to address the Company’s critical needs and provides a forum to approve transactions which are communicated to our Chief Financial Officer and Senior Vice President of Finance on a bi-weekly basis by our Chief Executive Officer.

Our Executive Committee approves and manages our investment and trading strategy. The Executive Committee has decades of experience in financial, investing and securities transactions. Led by our Founder and Executive Chairman, Milton “Todd” Ault III, we seek to find undervalued companies and disruptive technologies with a global impact. We also use a traditional methodology for valuing securities that primarily looks for deeply depressed prices. Upon making an investment, we often become actively involved in the companies we seek to acquire. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business. Mr. Ault relies heavily on Mr. William B. Horne, the Company’s Vice Chairman and Chief Executive Officer and Henry Nisser, the Company’s President and General Counsel, to provide analysis and guidance on all acquisition targets and throughout the acquisition process.

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From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our shareholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our shareholders.

Our Executive Committee acts as the underwriting committee for our subsidiary DP Lending and approves all lending transactions. Under its business model, DP Lending generates revenue through origination fees charged to borrowers and interest generated from each loan. DP Lending may also generate income from appreciation of investments in marketable securities as well as any shares of common stock underlying convertible notes or warrants issued to DP Lending in any particular financing. DP Lending’s activities are more fully described elsewhere in this Annual Report; see page 10.

As a holding company, our business strategy is designed to increase shareholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to shareholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize shareholder value. We anticipate returning value to shareholders after satisfying our debt obligations and working capital needs.

Over the recent past we have provided capital and relevant expertise to fuel the growth of businesses in defense/aerospace, industrial, telecommunications, medical and textiles. We have provided capital to subsidiaries as well as partner companies in which we have an equity interest or may be actively involved, influencing development through board representation and management support.

Markets

We sell our custom power system solutions, high-grade flexibility series power supply products and value-added services to customers in a diverse range of commercial and defense industries and markets throughout the world, with an emphasis on North America and Europe. Our current customer base consists of approximately 220 companies, some of which are served through our partner channels. We serve the North American power electronics market primarily through our domestic wholly owned subsidiary Digital Power Corporation, whereas the European marketplace is served through Gresham Worldwide, another wholly-owned subsidiary.

Gresham Worldwide’s operations focus exclusively on the market for electronic solutions that support the defense industry and other mission critical applications. The essential nature of these applications provides a degree of insulation from volatility associated with other segments of the global economy while accounting for stability and steady growth of the addressable market opportunities available to Gresham Worldwide in segments that it serves. Demand for solutions to meet these requirements continues unaffected, and in many instances increases, in times of global crisis. Total defense spending in the three countries in which Gresham Worldwide currently operates will total more than an estimated $813 billion in 2021. Gresham Worldwide sells to the militaries and defense contractors in 18 other countries as well. Overall global defense spending is expected to grow at a compound annual growth rate, or CAGR, of 3% through 2023, with US spending growing at almost a 5% CAGR in the same period.

The drive for increased situational awareness and close coordination of air, land, sea, space and cyber operations will fuel an increase in defense electronics subsystems and components with total spending in 2020 of $131 billion and a projected CAGR of 5.6% through 2024, according to Global Defense Electronics Market, Trends, Driver and Outlook for 2020 and Beyond, Renaissance Strategic Advisors, September 2020. The drive for greater connectivity and analytics will in turn increase demand for RF communications, power solutions and electronic control systems content in new major military platforms, right in the sweet spot of Gresham Worldwide operating units.

Tens of thousands of companies compete in this market to deliver electronics solutions to meet defense and other mission critical applications. However, Gresham Worldwide’s operating units have longstanding relationships with dominant defense contractors in the US (Lockheed, BAE Systems, L3Harris, Raytheon, Boeing), in the UK (BAE, Rolls Royce, Thales, Bombardier) and in Israel (IAI, Rafael, Elbit) which hold contracts for major defense platforms with very long life cycles. These relationships enable Gresham Worldwide to narrow the field of competition considerably and thereby to grow based on repeat business with relatively low selling costs.

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Beyond the defense arena, initiatives to complete $50 billion in upgrades to the current National Railway System in the UK over the next five years while spending $130 billion over the next 10 years to build a high speed rail to link London with the Midlands cities of Birmingham, Leeds and Manchester will generate significant opportunities for growth in demand for power solutions to upgrade and replace current infrastructure, both in rolling stock and track side controls. Relec Electronics’ current relationships and track record for supplying power solutions to the UK rail industry position Gresham Worldwide ideally to capitalize on these ongoing refurbishment and expansion efforts. A similarly robust market in the medical power supply markets with a CAGR at 5.4%, to reach $4.4 billion in 2022, creates tremendous growth opportunities for our Relec Electronics subsidiary in the UK.

We sell products to our OEM customers through direct sales or through our sales channels, including our manufacturers’ representatives and distributors. Our sales strategy is to identify and focus on strategic accounts. This strategy allows us to maintain a close and direct relationship with such accounts, which positions us as the supplier of choice for these customers’ challenging, innovative and demanding new product requirements. In striving for additional market share, we simultaneously seek to strengthen our traditional sales channels of manufacturer representatives and distributors. We plan to continue to build more channels and increase our market share through 2021.

Commercial Customers. We serve global commercial markets including medical, telecom, and industrial companies. Our products are used in a variety of applications and operate in a broad range of systems where customers require mission critical power reliability and occasionally extreme environmental conditions. Our commercial customers include Elma GmbH, BioSense Webster, a subsidiary of Johnson & Johnson, RS Components, Farnell, Parker Hannifin, Vanderbilt, Bombardier.

Military/Defense Customers. We have developed a broad range of rugged product solutions for the military and defense market, featuring the ability to withstand harsh environments. These ruggedized product solutions, which include both custom modifications and full custom designs, are designed for combat environments and meet the requirements of our defense customers. We manufacture our military products through a domestic manufacturer that complies with US International Traffic in Arms Regulations (“ITAR”) and is certified to perform such manufacturing services. We are compliant with the ITAR regulations and are an approved vendor for the U.S. Air Force, Navy and Army.

At the core of every military electronic system is a power supply. Mission critical systems require rugged high performance power platforms that will operate and survive the harsh environmental conditions placed upon such systems. Our power supplies, which include the following, function effectively in these severe military environments, including Missiles – Ground-to-Air, Air-to-Air and Sea-to-Air; Naval – Naval power conversion and distribution; Mobile and Ground Communications – Active Protection, Communications and Navigation; Artillery – Gyro modular azimuth position and navigation system; Surveillance, test equipment; and UAV (Unmanned Aerial Vehicle) – Very lightweight power systems.

Our military products meet the relevant defense standards MIL-STD in accordance with the Defense Standardization Program Policies and Procedures. Space, weight, output power, electromagnetic compatibility, power density and multiple output requirements are only part of the challenges that any military power supply design faces. With many decades of experience, our engineering teams meet these tough challenges. Our power supplies are a critical component of many major weapon systems worldwide.

Our wholly-owned subsidiary Gresham Power develops and manufactures some military and defense products mainly being deployed in several naval fleets.

Our Subsidiaries and their Businesses

Coolisys

We provide the highest density, highest efficiency and high-grade flexibility power supply products and systems. We provide full custom, standard and modify-standard product solutions and value-added services to diverse industries and markets including automotive, medical, military, telecom, commercial and industrial. We believe that our solutions leverage a combination of low leakage power emissions, very high-power density with superior power efficiency, flexible design leveraging customize firmware and short time to market.

Our strategy with respect to Coolisys Technologies Corp., or CTC, is to be the supplier of choice to companies, including OEMs, that require high-quality power system solutions where custom design, superior product, high quality, time to market and very competitive prices are critical to business success. We believe that we provide advanced custom product design services to deliver high-grade products that reach a high level of efficiency and density and can meet rigorous environmental requirements. Our customers benefit from a direct relationship with us that supports all of their needs for designing and manufacturing power solutions and products. By implementing our advanced core technology, including process implementation in integrated circuits, we can provide cost reductions to our customers by replacing their existing power sources with our custom design cost-effective products.

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Electric Vehicle (“EV”) Market. Coolisys‘ electric vehicle supply equipment including its EV charging stations product line is well positioned to address the expected rapid expansion of infrastructure required to support broad adoption of electric vehicles globally. Coolisys has strong reputations for delivering high-reliability power solutions designed to serve mission critical applications in the harshest environments. Coolisys’ innovative charging solution can produce a full charge for an EV with a 150-mile range battery in just 30 minutes. It includes a wide range of solutions including level 2 AC EV charger station that are 208-240 volt compatible with the SAE J1772 standard and range of heavy duty level 3 DC fast EV charger station that is 150-1500VDC compatible with chargers equipped Combined Charging System or CCS, CHAdeMO and SAE J1772 charging plugs. Coolisys EVSE series can charge virtually any type of electrical vehicles, such as, Honda, Nissan, Mitsubishi, Toyota, Kia, Subaru, Ford, General Motors, Volkswagen, Audi, Jaguar and Tesla (with the appropriate Tesla charging adapter).

Custom Power System Solution. We provide high-grade custom power system solutions to several customers in multiple industry segments. Our custom solution technology includes full Digital Signal Processing (“DSP”) control, digital load sharing intelligent power management and customizable firmware. The products feature high power density, special layout and multiple outputs to meet each of our customers’ unique requirements. We combine our power design capabilities with the latest circuit designs to provide complete power solutions for virtually any plausible need. In the design of custom power solutions, we work closely with our customers’ engineering teams to develop mechanical enclosures to ensure 100% compatibility with any hosted platform.

Our standard contract for custom power solutions includes a multi-year high-volume production forecast that allows us to secure long-term production guarantees (and therefore possible savings on manufacturing costs for volume orders) while providing an environment that promotes the development of our intellectual property (“IP”) portfolio. We believe that this business model provides an incentive to our customers to be committed to high-volume production orders.

High-Grade Flexibility Series Power Supply Product. We offer our feature rich based power rectifiers that support flexible configuration and high-grade design implementation. This includes innovative designs and implementation including DSP control for Power Factor Correction (“PFC”) and DC/DC, synchronous rectifier outputs under DSP control, two phase PFC, hot pluggable, current sharing and other features. While some of our customers have special requirements that include a full custom design, other customers may require only certain electrical changes to standard power supply products, such as modified output voltages, unique status and control signals, and mechanical repackaging tailored to fit the specific application. We offer a wide range of standard and modified standard products that can be easily integrated with any platform across our diversified market segments.

Value-Added Services. In addition to our custom solutions and high-grade flexibility series proprietary products that we offer, we also provide value-added services to OEMs. We incorporate an OEM’s selected electronic components, enclosures, cable assemblies and other compliance components into our power system solutions to produce a power subassembly that is compatible with the OEM’s own equipment and specifically tailored to meet the OEM’s needs. We purchase parts and components that the OEM itself would otherwise attach to, or integrate with, our power systems, and provide the OEM with the integration and installation service, thus eliminating the need for complex, time-consuming and costly system integration. We believe that this value-added service is well suited to those OEMs that wish to reduce their vendor base and minimize their investment in manufacturing, which would lead to increased fixed costs. Given access to these value-added services, the OEMs do not need to build assembly facilities to manufacture their own power sub-assemblies and thus are not required to purchase individual parts from many vendors.

Gresham Worldwide, Inc.

Gresham Worldwide provides defense solutions with operations conducted by Microphase, Enertec, Gresham Power and Relec

Gresham Power (formerly known as Digital Power Limited)

Gresham Power designs, manufactures, and distributes switching power supplies, uninterruptible power supplies and power conversion and distribution equipment frequency converters for the commercial and military markets, under the name Gresham. Frequency converters manufactured by Gresham are used by naval warships to convert their generated 60-cycle electricity supply to 400 cycles. This 400-cycle supply is used to power their critical equipment such as gyro, compass, and weapons systems. Gresham also designs and manufactures transformer rectifiers for naval use. Typically, these provide battery supported back up for critical DC systems, such as machinery and communications. In addition, higher power rectifiers are used for the starting and servicing of helicopters on naval vessels, and Gresham now supplies these as part of overall helicopter start and servicing systems. We believe that Gresham products add diversity to our product line, provide greater access to the United Kingdom and European markets, and strengthen our engineering and technical resources.

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Gresham Power specializes in engineering, designing and developing power conversion and distribution solutions for Naval applications, with equipment installed on virtually all of the UK Royal Navy’s submarine and surface fleet. Many of Gresham Power’s ultra-reliable offerings support shipboard distribution of electrical power in emergencies (such as loss of main ship’s power) to enable continued operation of weapons systems, tactical communications and lighting. Gresham Power specializes in a comprehensive range of activities from PCB and Mechanical Design through prototype development to board and system assembly and test. Its engineers ruggedize Marine power products to meet high levels of shock, vibration, harsh climate conditions and the most rigorous MIL STD requirements. Gresham Power also has deployed its equipment on vessels of the navies of 15 other countries, include Australia, Malaysia, Oman, Spain, Turkey and Japan.

Microphase Corporation

Microphase designs, manufactures and sells microwave electronics components for radar, electronic warfare (“EW”) and communication systems. Such components include radio frequency (“RF”) and microwave filters, diplexers, multiplexers, detectors, switch filters, integrated assemblies and detector logarithmic video amplifiers (“DLVAs”). Microphase’s customers are comprised of the U.S. military and allied militaries, and contractors to the U.S. military including prime contractors and sub-contractors. Microphase’s recent technology innovations are used in many significant U.S. Government defense programs, including the Polaris submarine, the F-16, the F-35 and the Predator drone. Other notable programs in which Microphase’s products are or were used include the Atlas Missile, Vanguard Missile, Polaris Missile System, SHRIKE Missile, ARM Missile, Patriot Missile System, THAAD (or Terminal High Altitude Area Defense), the Samos, Tiros, and Currier Space Probes, the B-1 Bomber, the FB-111, EA-6B, F-14, F-16, F-18, JAS Gripen fighter, and the F-35 joint strike fighter plane, and more recently drone programs including the Predator, the Reaper and the Shadow.

Microphase’s advanced technology products enable the ultra-sensitive detection and high precision video amplification that are necessary in order to accurately recover the signals and facilitate use of the information received. These products include:

•	filters that sort and clarify microwave signals, including multiplexers that are a series of filters combined in a single package;
•	solid state amplifiers that amplify microwave signals;
•	detectors and limiters that are semiconductor devices for detection of radar signals and protection of receivers from damage from high power signals and jamming;
•	detector log video amplifiers that are fully integrated, ruggedized, “mil-spec” signal detection systems;
•	integrated assemblies that combine multiple functions from a range of components and devices, including transmitters, receivers, filters, amplifiers, detectors, and other functionality into single, efficient, high performance, multifunction assemblies;
•	electronic test and measurement probes;
•	universal test and measurement test platforms and fixtures; and
•	utility probes and antenna probes.

Manufacturing and Testing

Consistent with our strategy of focusing on custom design products and high-grade flexibility series products, we aim to maintain a high degree of flexibility in our manufacturing through the use of strategically focused contract manufacturers. We select contract manufacturers to ensure that they will meet our near-term cost, delivery, and quality goals. In addition, we believe these relationships will eventually give us access to new markets and beneficial cross-licensing opportunities. The competitive nature of the power supply industry has placed continual downward pressure on selling prices. In order to achieve our low-cost manufacturing goals with labor-intensive products, we have entered into manufacturing agreements with certain contract manufacturers domestically and in Asia.

We are continually improving our internal processes, while monitoring the processes of our contract manufacturers, to ensure the highest quality and consistent manufacturing of our power solutions. We test all of our products under stress operating conditions per defined test procedures we developed as part of the production process. This approach ensures that our customers can use our power supplies right out of the box. Customer specific testing services are offered with custom designed test stands to simulate operation within our customer applications.

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Compliance with international safety agency standards is critical in every application, and power solutions play a major role in meeting these compliance requirements. Our safety engineers and quality assurance teams help ensure that our custom products are designed to meet all safety requirements and are appropriately documented to expedite safety approval processes.

Enertec Systems 2001 Ltd.

Based in Israel, Enertec designs, develops, manufactures and maintains advanced end-to-end high technology electronic solutions for military, medical, telecommunications and industrial markets. Those solutions include custom computer-based automated test equipment and turnkey systems to ensure combat readiness, provide command and control, and direct and deploy resources in military operations in harsh environments and battlefield conditions. The Company also designs, develops, manufactures and maintains high precision calibration equipment for lifesaving medical operations for a global health care products company as well as advance power systems for electric vehicle, telecom and other industrial applications. Enertec delivers complete end-to-end project management with requirements definition, systems engineering, design/development, production, testing, integration, field support, maintenance and optimization. Its custom engineered solutions enable and support mission critical air, land and sea military platforms, e.g., missiles, UAVs, combat aircraft, boats, submarines, trailers and satellites.

Enertec’s primary customers include the Israeli Ministry of Defense and the 3 major defense contractors in Israel – Israel Air Industries (IAI), Rafael and Elbit Systems. In addition, Enertec has a strategic partnership with Cyient to build and deliver solutions for the Indian military. High tech capabilities to deliver advance electronics solutions create opportunities for other Gresham Worldwide operating subsidiaries – Microphase and Gresham Power – to supply components for Enertec solutions. Enertec also provides geographic reach into the Middle East and India to broaden Gresham Worldwide’s footprint in delivering the highest quality and most advance technology solutions across the globe.

Enertec is Israel’s largest, most well-established manufacturer of test equipment and simulators. We develop and manufacture test systems and simulators for all types of weapons systems at all levels of maintenance, development, and integration. We are currently working on developing a new generation of electronics cards and assemblies to build a new generation of test systems.

Enertec complies with all information security requirements included in it customer contracts as well as all the confidentiality laws that the State of Israel mandates for work related to defense of the country.

Relec Electronics Ltd.

Relec Electronics Ltd was established in 1978 with the aim of providing specialist power conversion and display products to support professionals in the electronics industry. Relec markets and distributes power electronics and display solutions for mission critical rail, industrial, medical, telecoms and military applications. Relec develops custom solutions for various applications ranging from light industrial to heavily ruggedized for the harshest of environments. Relec exerts its utmost effort to customize a product or a feature to achieve optimum performance and service delivery. Relec continues to be guided by this philosophy and currently operates in specific fields, specializing in AC-DC Power Supplies, DC-DC Converters, Displays and EMC Filters.

Ault Alliance, Inc.

Ault Alliance provides commercial lending through DP Lending, data center operations through ACS, digital marketing through Tansocial and digital learning.

DP Lending

DP Lending provides funding to businesses through loans and investments. DP Lending offers a variety of loan types including commercial loans, convertible notes and revolving lines of credit. DP Lending is engaged in providing commercial loans to companies throughout the United States to provide them with operating capital to finance the growth of their businesses. The loans are primarily short-term, ranging from six to twelve months, but may be of longer duration. These terms are subject to change as market needs dictate, and DP Lending anticipates offering additional products in the future.

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DP Lending uses its considerable financial experience, data analytics, and a credit scoring model to assess the creditworthiness of each small business borrower applicant. If the business meets DP Lending’s criteria, DP Lending sets the initial interest rate according to its credit and financial models. The final interest rate offered to the borrower will be determined by DP Lending’s interpretation of the marketplace. In order to borrow from DP Lending, borrowers must display characteristics indicative of durable business and financial situations. These include factors such as revenue, time in business, number of employees, and financial and credit variables. In order to qualify, business borrower applicants must be approved through DP Lending’s underwriting process, which analyzes credit and financial data of both the business and the business owner. DP Lending takes into account several business factors (including revenue, age of business, cash flows, and other variables). The underwriting process determines the loan amount to approve, how loans will be priced, and whether to include a blanket lien is based on the above analysis, as well as additional factors (including length of loan, estimated default rates by type and grade, and general economic environment).

Our Executive Committee, which is comprised of our Executive Chairman, Chief Executive Officer and President, acts as the underwriting committee for DP Lending and approves all lending transactions. The Executive Committee has decades of experience in financial, investing and securities transactions. Under its business model, DP Lending generates revenue through origination fees charged to borrowers and interest generated from each loan. DP Lending may also generate income from appreciation of investments in marketable securities as well as any shares of common stock underlying convertible notes or warrants issued to DP Lending in any particular financing.

As noted above, we will from time to time, through DP Lending, engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our shareholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our shareholders.

During 2021, we anticipate providing significant new funding to expand DP Lending’s loan and investment portfolio. DP Lending loans made or arranged pursuant to a California Financing Law license (Lic.no. 60 DBO77905).

ACS

ACS operates a data center and conducts bitcoin mining at a 617,000 square foot energy-efficient facility located on a 34.5 acre site in southern Michigan with the ability to offer up to 300MWs of critical power capacity. The data center was acquired on February 1, 2021 and revenue from the existing commercial real estate operations began being recognized during the quarter ending March 31, 2021 and, upon completion of the initial buildout of 30,000 square feet, or the equivalent of 1,000 cabinets capable of housing over 40,000 servers, recognition of revenue from the enterprise cloud data center is expected to begin during the quarter ending June 30, 2021.

The buildout of the initial 30,000 square feet will be for colocation services, including build-to-suit arrangements, in which customers will be provided with secure, reliable and robust environments for hardware and access to network connectivity that are necessary to aggregate and distribute information. By initially focusing on colocation services that range from a single rack to multi-megawatt hyperscale requirements, we will be able to minimize our capital and operating expenses and also provide an attractive alternative to companies that either host internally and need additional capacity or are evaluating build vs. buy alternatives. We expect that revenues from the colocation services will be primarily based on a recurring revenue model comprised of colocation for a predetermined amount of allocated power and related interconnection offerings. Ultimately, we intend to expand our service offerings to include managed cloud computing, in other words the on-demand availability of various technology resources, such as compute, storage and network. While we believe the Facility and its anticipated future operations will be successful, there is a risk that its expectations will not materialize in a timely manner, if at all.

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Tansocial

Tansocial is an early-stage marketing company leveraging innovative digital tools to provide lead generation, influencer promotion and marketing, client acquisition training systems, social media branding/content, digital marketing consulting, and text message marketing.

Sales and Marketing

We market our products directly through our internal sales force as well as through our channel partners including independent manufacturer representatives and distributors. Each manufacturing representative promotes our products in a particular assigned geographic territory. Generally, the manufacturing representatives have the opportunity to earn exclusive access to all potential customers in the assigned territory as a result of achieving their marketing and sales goals as defined in the representative agreement. Our manufacturer representative agreements provide for a commission equal to 5% of gross sales of new “design-in” and 1.75% to 2.0% of gross sales for retention, payable after products are shipped to the customer in the assigned territory. Typically, either we or the manufacturing representatives are entitled to terminate the manufacturing representative agreement upon 30 days’ written notice.

Gresham Power Electronics makes limited use of channel partners including independent manufacturer representatives and strategic operating partners in the Middle East, India and Australia. These representatives promote our products and serve as the customer interface for Gresham Power in specific parts of the world as agreed. Typically, either we or the manufacturing representatives are entitled to terminate the manufacturer representative agreement upon 30 days’ written notice.

Our Relec subsidiary advertises in highly targeted industry-specific publications such as Electronics Weekly, New Electronics, Electronic Product Design & Test, Electronics Specifier, Components In Electronics, Design Products & Applications, Rail Technology Magazine, Rail Engineer, Rail Professional. In addition, Relec also posts regular podcasts on topics of interest to customers and prospect as well as running an active PR campaign to get placements of earned media and coverage in a wide range of media. We look to replicate similar campaigns in other operating subsidiaries to generate inquiries/leads, raise awareness of Gresham Worldwide and support talent recruiting efforts.

We provide comprehensive collateral materials including product data sheets, participation in trade shows, and our websites, www.digipwr.com and www.microphase.com. We use our website to emphasize our capabilities and marketing direction. All products specifications are uploaded onto our websites and accessible to the marketplace. We will continue to enhance our websites by adding more features and functionalities, such as e-commerce, that will allow our customers to make direct purchases through our website. Our future promotional activities will likely include advertising in industry-specific publications, as well as public relations for our new products.

Engineering and Technology

Our engineering and product development efforts are primarily directed toward developing new products in connection with custom product design and modification of our standard power systems to provide a broad array of individual models.

Our new custom product solutions are driven by our ability to provide to our customers advanced technology that meets their product needs and supports special operation and environmental requirements, with a short turnaround time and a very competitive price point. We believe that we are successfully executing our strategic account focus, as evidenced by the award of second and third generation product development contracts from some of these customers. Our standard contract for custom power solutions includes a multi-year high-volume production forecast that could allow us to secure long-term production guarantees while providing an environment that promotes the development of our IP portfolio.

We also outsource some of our product development projects to engineering partners in order to achieve the best technological and product design results for the targeted application customer requirements. When required, we also modify standard products to meet specific customer requirements, including, but not limited to, redesigning commercial products to meet MIL-STD requirements for military applications based on commercial off the shelf (“COTS”) products and for other customized product requirements, when applicable. We continually seek to improve our product power density, adaptability, and efficiency, while attempting to anticipate changing market demands for increased functionality, such as PFC controlled DSP, customized firmware and improved EMI (electromagnetic interference) filtering. We continue to attempt to differentiate all of our products from commodity-type products by enhancing, modifying and customizing our existing product portfolio, using our engineering integrating laboratory located in California.

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Competition

The power system solutions industry is highly fragmented and characterized by intense competition. Our competition includes hundreds of companies located throughout the world, some of which have advantages over us in terms of labor and component costs, and some of which may offer products superior or comparable in quality to ours. Many of our competitors, including Bel Fuse, Artesyn Embedded Technologies, TDK-Lambda, Delta Electronics, Murata and Mean-Well Power Supplies, have substantially greater fiscal and marketing resources and geographic presence than we do. If we are successful in increasing our revenues, competitors may notice and increase competition efforts with our customers. We also face competition from current and prospective customers who may decide to internally design and manufacture power supplies needed for their products. Furthermore, certain larger OEMs tend to contract only with larger power supply manufacturers.

We anticipate in the current economic situation, that additional competitors may enter into strategic alliances or even acquisitions. Competition could thus become more problematic if consolidation trends in the electronics industry continue and some of the OEMs to which we sell our products are acquired by larger OEMs. To remain competitive, we must continue to compete favorably on the basis of value by providing reliable manufacturing, offering customer-driven engineering services including custom design and manufacturing, continuously improving quality and reliability levels, and offering flexible and reliable delivery schedules.

We believe that our power system solutions and advanced technology is superior to our competitors’ power supplies mainly because we use the latest power technology processing and controls which make these power supplies highly customized and efficient. The power-to-volume ratio makes our power solutions more compact compared to what is offered by our competitors and is suitable in custom infrastructures to meet our customers’ requirements.

Another advantage of our power system solutions product line is based on the “Flexible” series that employs adjustable power range and a selectable number of output product design platforms. We believe we have a competitive position with our targeted customers that need a high-quality, compact product, which can be readily modified to meet the customer’s unique requirements. We have designed the base model power system platform so that it can be quickly and economically modified and adapted to the specific power needs of any hosting platform or OEM. This “flexibility” approach has allowed us to provide samples of modified power systems to OEM customers only a few days after initial consultation, an important capability given the emphasis placed by OEMs on “time to market.” It also results in very low non-recurring engineering (“NRE”) expenses. Because of reduced NRE expenses, we do not generally charge our OEM customers for NRE related to tailoring a power system to a customer’s specific requirements. We believe this gives us an advantage over our competitors, many of which charge their customers for NRE expenses.

The markets in which Microphase operates is also highly competitive and sensitive to technological advances. Many of Microphase’s competitors are larger than it is and maintain higher levels of expenditures for research and development. Principal competitive factors in Microphase’s markets are product quality and reliability; technological capabilities; service; past performance; ability to develop and implement complex, integrated solutions; ability to meet delivery schedules; the effectiveness of third-party sales channels in international markets; and cost-effectiveness.

In the RF Communications market, principal competitors for filter components products include K& L Microwave, a Dover company located in Salisbury, MD; RS Microwave, a privately held company headquartered in Butler, NJ; Lorch Microwave of Salisbury, MD, a member of the Smith Group, a global technology company listed on the London Stock Exchange; and Delta Diversified Products, a private company based in Arizona.

In the Video amplifier segment, principal competitors for Detector Log Video Amplifier Sensor products include American Microwave Corporation, a privately held company headquartered in Frederick, MD; Akon Inc., a privately held company based in San Jose, CA; Planar Monolithics Industries, a privately held company based in Frederick, MD; L-3 Narda-Miteq, a subsidiary of L-3 Communications Inc., a publicly traded company based in New York, NY; and Signal Technology, a subsidiary of Crane Co., a publicly traded company based in Stamford, CT.

Our Enertec subsidiary faces direct competition from smaller firms than itself such as Nir Or, EPS, MER, Alexander Schneider, Symcotech and Chaban, which specialize in components of electronic solutions. Offering end-to-end, turnkey solutions gives Enertec a competitive advantage over other private contractors competing to provide the Israeli MOD and major OEMs with electronic systems and components. That competitive advantage renders roughly 80% of Enertec’s business de facto “sole source” work without other viable competition.

Gresham Power confronts competition from Ultra Electronics and Rolls Royce. As in the case of Microphase, elegant designs, strong engineering and a long track record for delivering ultra-reliable high quality power electronics solutions enables Gresham Power to compete effectively.

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Relec competes against many other distributors of power electronics and display offerings, facing competition from the likes of Fidus Power Ltd, Mouser Electronics and Avnet Abacus as well as power supply and electronics manufacturers like XP and ABB who sell direct, many of which have significantly more fiscal and marketing resources than Relec. However, a high touch, customer-focused approach enables Relec to compete effectively against high volume distributors and direct selling manufacturers. Optimizing and designing solutions into customer product lines has proven tremendously effective in building relationships with customers and suppliers alike that endure over time, generating regular repeat business and builds a reputation for customer service that provides a strong competitive advantage when pursuing new customers.

We also face competition from current and prospective customers who may decide to design and manufacture power electronics, communications components and electronic solutions needed to satisfy their internal programmatic requirements.

Consolidation in the defense technology solutions market, including through mergers, acquisitions and/or strategic alliances among major entities to which we sell our products, has the potential to intensify the competitive pressures that we face. Many of our existing and potential competitors may be better positioned than we are to acquire other companies, technologies or products. We believe we compete favorably on the basis of multiple factors, including product quality and reliability, technological capabilities, service, past performance, design flexibility and ability to develop and implement complex, integrated solutions customized to our customers’ needs, and cost-effectiveness. Focusing on bespoke technology offerings with relatively low volumes and high margins enables our operating subsidiaries to compete favorably on price against larger companies with much high indirect cost structures. Finally, the fragmentation of the defense technology market also creates opportunities the Gresham Worldwide to grow through acquiring competitors and/or potential competitors.

Raw Materials

The raw materials for power supplies principally consist of electronic components. These raw materials are available from a variety of sources, and thus we are not dependent on any one supplier. We generally allow our subcontractors to purchase components based on orders received or forecasts to minimize our risk of unusable inventory. To the extent necessary, we may allow them to procure materials prior to orders received to obtain shorter lead times and to achieve quantity discounts following a risk assessment. In addition, we have decided to directly procure certain long lead-time electronic components in an effort to reduce our lead-time.

Many raw material vendors have reduced capacities, closed production lines and, in some cases, discontinued operations. As a result, some materials are no longer available to support some of our products requiring us to search for cross materials or, in certain circumstances, redesign some of our products to conform to currently available materials.

Intellectual Property

We rely upon a combination of trade secrets, industry expertise, confidential procedures, and contractual provisions to protect our intellectual property. We believe that because our products are continually updated and revised, obtaining patents would be costly and not beneficial. It is our policy to enter into confidentiality and invention assignment agreements with our employees and contractors as well as nondisclosure agreements with our suppliers and strategic partners in order to limit access to and disclosure of our proprietary information. However, in the future, as we continue to develop unique core technology, we may seek to obtain patents for some of the core technology. On July 10, 2012, our trademark, “DP Digital Power Flexible Power” was registered with the United States Patent and Trademark Office.

In conjunction with our majority acquisition of Microphase, we concluded that because of the industry recognition of the Microphase trademark and trade name, which has been around for nearly 60 years, the tradename and trademark represented a significant intellectual property asset.

Microphase and Enertec typically design custom products to our customer specifications as “work for hire” and therefore own no intellectual property in the design. As the ultimate end user, the U.S. DoD and the Israeli MOD typically acquire and retain rights in all such technical data. Microphase does acquire and own intellectual property in the fabrication, assembly, tuning and testing protocols followed the production of the products. And, as they conduct more independent research and development to new technology solutions, both companies plan to file for patents to protect their intellectual property.

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In the UK, Gresham Power typically will retain ownership of the intellectual property of the designs of products developed for defense applications. However, neither Relec nor Gresham Power typically retains intellectual property in any of the standard power products that they sell on the commercial market.

Compliance with Material Government (Not Just Environmental) Regulations

Coolisys

Coolisys’ businesses are heavily regulated in most of its markets. Coolisys handles power electronics products mainly in the form of power conversion. Coolisys must take into account several standards for electronic safety to protect the health of humans and animals. Coolisys serves diverse markets including automotive, defense/aerospace, medical/healthcare, industrial and telecommunications, each of which has its own set of their safety regulations and standard that Coolisys must comply with.

Government Contracts. The U.S. government, and other governments, may terminate any of Coolisys’ government contracts at their convenience, as well as for default based on our failure to meet specified performance requirements. If any of Coolisys’ U.S. government contracts were to be terminated for convenience, Coolisys would generally be entitled to receive payment for work completed and allowable termination or cancellation costs. If any of Coolisys’ government contracts were to be terminated for default, generally the U.S. government would pay only for the work that has been accepted and could require Coolisys to pay the difference between the original contract price and the cost to re-procure the contract items, net of the work accepted from the original contract. The U.S. government can also hold Coolisys liable for damages resulting from the default.

Medical device power supplies. Coolisys’ medical power supplies must incorporate one or more means of protection (“MOP”) to avoid electrocution. A MOP can be safety insulation, a protective earth, a defined creepage distance, an air gap (clearance) or other protective impedance. These can be used in various combinations - having two MOPs means if one fails, there is another in place. A MOP can be achieved through safety insulation, protective earth, a defined creepage distance, an air gap, other protective impedances, or by implementing a combination of these techniques. Coolisys must comply with a standard that treats operators and patients, resulting in the classifications “means of operator protection” and “means of patient protection.” The latter requirements are more stringent because the patient may be physically connected via an AP and unconscious when the fault occurs.

Environmental. Coolisys is subject to various federal, state, local and non-U.S. laws and regulations relating to environmental protection, including the discharge, treatment, storage, disposal and remediation of hazardous substances and wastes. Coolisys continually assesses its compliance status and management of environmental matters to ensure that its operations are in compliance with all applicable environmental laws and regulations. Investigation, remediation, and operation and maintenance costs associated with environmental compliance and management of sites are a normal, recurring part of Coolisys’ operations.

Non-U.S. Sales. Coolisys’ non-U.S. sales are subject to both U.S. and non-U.S. governmental regulations and procurement policies and practices, including regulations relating to import-export control, tariffs, investment, exchange controls, anti-corruption, and repatriation of earnings. Non-U.S. sales are also subject to varying currency, political and economic risks.

Gresham

Gresham’s businesses are heavily regulated in most of its markets. Gresham transacts with numerous U.S. government agencies and entities, including but not limited to the Department of Defense, branches of the U.S. military and the Department of Homeland Security. Similar government authorities exercise similar regulatory oversight in Gresham’s non-U.S. markets.

Government Contracts. The governments of the U.S., UK and Israel may terminate any of Gresham’s applicable operating subsidiaries’ government contracts at their convenience, as well as for default based on our failure to meet specified performance requirements. If the U.S. Government terminated any of Gresham’s contracts for convenience, Gresham generally would be entitled to receive payment for work completed and allowable termination or cancellation costs. If any of Gresham’s government contracts were to be terminated for default, generally the U.S. government would pay only for the work that has been accepted and could require Gresham to pay the difference between the original contract price and the cost to re-procure the contract items, net of the work accepted from the original contract. The U.S. government can also hold Gresham liable for damages resulting from the default. Similar provisions apply to Gresham’s contracts with other governments and to Gresham’s subcontractors with major defense contractors who provide systems or military platforms directly to the government.

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Power Electronics. In all of Gresham’s markets in the U.S., Gresham’s commercial power electronics offerings must comply with safety, energy use and operational performance regulations and standards (IEC/EN/UL/CSA) issued and administered by international standards organizations. In the U.S., the Department of Energy, the Environmental Protection Agency and the Federal Communications Commission mandate and enforce compliance with these standards. Outside the U.S., various government agencies in the UK, Europe and Israel mandate and enforce compliance with these international requirements for safety, energy use and operational performance. In commercial markets, Gresham’s suppliers bear most of the expense of compliance with international standards as a standard cost of business. Given the universal application of these requirements, the costs of compliance do not create any competitive disadvantage because all competitors must comply to sell into the market.

Environmental. Gresham must meet applicable regulatory, environmental, emissions, safety and other requirements where its customer specifies or as applicable local regulations or laws require. The products that Gresham markets and sells in Europe also may be subject to the 2003 European Directive on Restriction of Hazardous Substances (“RoHS”), which restricts the use of six hazardous materials in the manufacture of certain electronic and electrical equipment, as well as the 2002 European Directive on Waste Electrical and Electronic Equipment (“WEEE”), which determines collection, recycling and recovery goals for electrical goods. In July 2006, Gresham’s industry began phasing in RoHS and WEEE requirements in most geographical markets with specific emphasis on consumer-based products. Gresham believes that RoHS and WEEE-compliant components may be subject to longer lead-times and higher prices as the industry transitions to these new requirements. REACH (Registration, Evaluation, Authorization and Restriction of Chemicals Registration) is a European Union regulation dating from 18 December 2006. REACH addresses the production and use of chemical substances, and their potential impacts on both human health and the environment.

These regulatory mandates apply to all of Gresham’s operating subsidiaries. Gresham has structured operations to comply with these requirements and have experienced little to no impact on lead times or prices. Give the applicability of these requirements to all competitors alike, compliance has had no impact on the competitive position of any operating subsidiary.

Non-U.S. Sales. Gresham’s non-U.S. sales are subject to both U.S. and non-U.S. governmental regulations and procurement policies and practices, including regulations relating to import-export control, tariffs, investment, exchange controls, anti-corruption, and repatriation of earnings. Non-U.S. sales are also subject to varying currency, political and economic risks.

Alliance Cloud Services

ACS is subject to various federal, state, local and non-U.S. laws and regulations relating to environmental protection and remediation of hazardous substances and wastes. ACS continually assesses compliance status and management of environmental matters to ensure our operations are in compliance with all applicable environmental laws and regulations. Investigation, remediation, and operation and maintenance costs associated with environmental compliance and management of sites are a normal, recurring part of operations. While ACS’s regulatory compliance costs are currently not considered material, it is reasonably possible that costs incurred to ensure continued environmental compliance could have a material impact on results of operations, financial condition or cash flows if new areas of soil, air and groundwater contamination are discovered and/or expansions of work scope are prompted by the results of ongoing monitoring.

Security Clearance

As a U.S. Government contractor, we are required to maintain facility and personnel security clearances complying with the DoD and other Federal agency requirements. Microphase maintains strict protocols for handling classified information and Confidential Unclassified Information associated with its work for the United States Department of Defense and has built a “Secure Compartmented Information Facility” within its Shelton production facility certified for generating, storing and reviewing classified information.

Gresham Power works on many contracts classified as “Official Sensitive” that require individual security clearances and adherence to information security protocols for receiving, handling and storing confidential information as required in the UK Official Secrets Act and its implementing regulations.

Enertec complies with all information security requirements included in their customer contracts as well as all the confidentiality laws that the State of Israel mandates for work related to defense of the country.

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Audits and Investigations

As a government contractor, we are subject to audits and investigations by U.S. Government agencies including the Defense Contract Audit Agency (the “DCAA”), the Defense Contract Management Agency (the “DCMA”), the Inspector General of the DoD and other departments and agencies, the Government Accountability Office, the Department of Justice and Congressional Committees. From time-to-time, these and other agencies investigate or conduct audits to determine whether a contractor’s operations are being conducted in accordance with applicable requirements. The DCAA and DCMA also review the adequacy of, and compliance with, a contractor’s internal control systems and policies, including the contractor’s accounting, purchasing, property, estimating, earned value management and material management accounting systems. Our final allowable incurred costs for each year are also subject to audit and have from time to time resulted in disputes between us and the U.S. Government. Any costs found to be improperly allocated to a specific contract will not be reimbursed or must be refunded if already reimbursed. If an audit or investigation uncovers improper or illegal activities, we may be subject to civil and criminal penalties and administrative sanctions, which may include termination of contracts, forfeiture of profits, suspension of payments, fines and suspension or prohibition from doing business with the U.S. Government.

Enertec conducts operations under constant supervision of the Ministry of Defense of Israel and the contractors through which the MOD does most of its business. All of its contracts are subject to audits of performance, quality and price reasonableness.

Gresham Power contracts with UK Ministry of Defence, Royal Navy or major defense contractors serving those agencies include standard provisions which give the customer the right to audit our performance under those contracts when they see fit. Audits are part of doing business with the government and typically focus on deliveries – on time project milestones as well as quality. The Royal Navy will review Gresham Power pricing of services provided under support contract every 12 months for reasonableness.

The Defense Federal Acquisition Regulation, as implemented in standard contract clauses, mandates that Microphase establish and follow extensive detailed processes and protocols to protect classified and Confidential Unclassified Information (CUI) from disclosure and unauthorized access. That mandate includes a requirement that Microphase formulate and implement a System Security Plan with 110 different elements and protocols for handling and protecting classified information and CUI. Over the next 3 years, the DoD will require all participants in the defense supply chain to demonstrate compliance with the Capability Model Maturity Cybersecurity as verified through an independent third party auditor. Compliance with these mandates requires and will require Microphase to invest significant resources to maintain compliance. For instance, compliance requires extensive security controls on access to Microphase IT systems, strong firewalls and intrusion monitoring. Microphase will have to hire a full-time person to ensure information security and act as a Facility Security Officer as well as oversee security of all Microphase employees. These investments add to indirect cost pools that Microphase must recover in the price of its products for DoD and contractors.

Gresham Power Electronics Ltd is fully certified as “Cyber Essentials Compliant.” Cyber Essentials is a Government-backed, industry-supported scheme to help organizations protect themselves against common online threats. The UK Government requires all suppliers bidding for contracts involving the handling of sensitive and personal information to be certified against the Cyber Essentials program criteria.

Enertec has implemented the strongest possible cyber security protections consistent with the resources available to a company its size.

Other Compliance Issues

In addition, we are subject to the local, state and national laws and regulations of the jurisdictions where we operate that affect companies generally, including laws and regulations governing commerce, intellectual property, trade, health and safety, contracts, privacy and communications, consumer protection, web services, tax, and corporate laws and securities laws. These regulations and laws may change over time. Unfavorable changes in existing and new laws and regulations could increase our cost of doing business and impede our growth.

Research and Development

During the years ended December 31, 2020 and 2019, we spent approximately $1,848,866 and $1,861,103, respectively, on research and development.

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Human Capital Resources

We are committed to attracting and retaining the brightest and best talent, so investing in human capital is critical to our success. The employee traits we value include industriousness, intellectual curiosity, growth mindset and deeply caring about the quality of work. The human capital measures and objectives that we focus on in managing our business include employee safety, talent acquisition and retention, employee engagement, development and training, diversity and inclusion, and compensation and pay equity. None of our employees is represented by a collective bargaining unit or is a party to a collective bargaining agreement. We believe that our relationship with our employees is good.

The following description provides an overall view of our Company. Since we are a holding company, however, every statement may not be applicable to every subsidiary, particularly since some are located in foreign countries and others operate in industries deemed essential by the DoD and therefore remained at work during the COVID-19 pandemic.

Employee Profile

As of December 31, 2020, we had 154 employees located in the United States, the United Kingdom and Israel, of whom 54 were engaged in engineering and product development, 14 in sales and marketing, 46 in general operations and 40 in general administration and finance. All but 10 of these employees are employed on a full-time basis. None of our employees is currently represented by a trade union. We consider our relations with our employees to be good.

As of December 31, 2020, approximately 36% of our current workforce is female, 64% male, and our average tenure is 10.0 years, an increase of 3.7% from an average tenure of 9.7 years as of December 31, 2019.

Talent

A core tenet of our talent system is to both develop talent from within and supplement with external hires. This approach has yielded loyalty and commitment in our employee base which in turn grows our business, our products, and our customers, while adding new employees and external ideas supports a continuous improvement mindset and our goals of a diverse and inclusive workforce. We believe that our average tenure of ten years as of the end of the fiscal year 2020 reflects the engagement of our employees in this core talent system tenet.

The Company believes it complies with all applicable state, local and international laws governing nondiscrimination in employment in every location in which the Company operates. All applicants and employees are treated with the same high level of respect regardless of their gender, ethnicity, religion, national origin, age, marital status, political affiliation, sexual orientation, gender identity, disability or protected veteran status.

Employee Engagement and Development

Our employee engagement efforts include our frequent and transparent “all-hands” meetings and executive communications, through which we aim to keep our employees well-informed and to increase transparency. We believe in continual improvement and use employee feedback to drive and improve processes that support our customers and ensure a deep understanding of our employees' needs. We plan to conduct annual confidential employee surveys as we believe that ongoing performance feedback encourages greater engagement in our business and improves individual performance. Our employees will participate in a 360-degree evaluation process to identify critical capabilities for development and establish new stretch goals.

Objectives and key results are used to drive our business strategy. All our teams participate in an annual strategic planning process to identify objectives for business growth and innovation. Our teams and employees set goals quarterly to achieve the Company’s annual objectives.

Pay Equity

Our employee compensation strategy supports three primary objectives: attract and retain the best team members, reflect and reinforce our most important values and align team member interests with shareholder interests in building enduring value. We believe people should be paid for what they do and how they do it, regardless of their gender, race or other personal characteristics. To deliver on that commitment, we benchmark and set pay ranges based on market data and consider factors such as an employee’s role and experience, the location of their job, and their performance. We also regularly review our compensation practices, both in terms of our overall workforce and individual employees, to ensure our pay is fair and equitable.

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Total Rewards

As part of our compensation philosophy, we believe that we must offer and maintain market competitive total rewards programs for our employees in order to attract and retain superior talent. In addition to healthy base wages, additional programs include annual bonus opportunities, healthcare and insurance benefits, health savings and flexible spending accounts, paid time off, family leave, family care resources and flexible work schedules. We anticipate establishing a Company-wide augmented employee stock purchase plan and a Company matched 401(k) plan during 2021.

Health and Safety

The success of our business is fundamentally connected to the well-being of our people. Accordingly, we are committed to the health, safety and wellness of our employees. We provide our employees and their families with access to a variety of flexible and convenient health and welfare programs, including benefits that support their physical and mental health by providing tools and resources to help them improve or maintain their health status; and that offer choice where possible so they can customize their benefits to meet their needs and the needs of their families. In response to the COVID-19 pandemic, we implemented significant operating environment changes that we determined were in the best interest of our employees, as well as the communities in which we operate, and which comply with government regulations. This includes having a significant portion of our employees work from home, while implementing additional safety measures for employees continuing critical on-site work. For further information on this subject and how COVID-19 has affected our company and our subsidiaries, see “Impact of Coronavirus on Our Operations.”

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ITEM 1A.	RISK FACTORS

An investment in our common stock involves significant risks. You should carefully consider the following risks and all other information set forth in this Annual Report before deciding to invest in our common stock. If any of the events or developments described below occurs, our business, financial condition and results of operations may suffer. In that case, the value of our common stock may decline and you could lose all or part of your investment.

You should consider each of the following risk factors and any other information set forth in this Annual Report and the other reports filed by the Company with the Securities and Exchange Commission (the “SEC”), including the Company’s financial statements and related notes, in evaluating the Company’s business and prospects. The risks and uncertainties described below are not the only ones that impact on the Company’s operations and business. Additional risks and uncertainties not presently known to the Company, or that the Company currently considers immaterial, may also impair its business or operations. If any of the following risks actually occurs, the Company’s business and financial condition, results or prospects could be harmed. Please also read carefully the section entitled “Note About Forward-Looking Statements” at the beginning of this Annual Report.

Risks Related to Our Company

We will need to raise additional capital to fund our operations in furtherance of our business plan.

Until we are profitable, we will need to quickly raise additional capital in order to fund our operations in furtherance of our business plan. The proposed financing may include shares of common stock, shares of preferred stock, warrants to purchase shares of common stock or preferred stock, debt securities, units consisting of the foregoing securities, equity investments from strategic development partners or some combination of each. Any additional equity financings may be financially dilutive to, and will be dilutive from an ownership perspective to, our stockholders, and such dilution may be significant based upon the size of such financing. Additionally, we cannot assure that such funding will be available on a timely basis, in needed quantities, or on terms favorable to us, if at all.

We face business disruption and related risks resulting from the outbreak of the novel coronavirus 2019 (“COVID-19”), which could have a material adverse effect on our business and results of operations and curtail our ability to raise financing.

Our business has been disrupted and materially adversely affected by the outbreak of COVID-19. As a result of measures imposed by the governments in affected regions, businesses and schools have been suspended due to quarantines intended to contain this outbreak and many people have been forced to work from home in those areas. The spread of COVID-19 from China to other countries resulted in the Director General of the World Health Organization declaring the outbreak of COVID-19 as a Public Health Emergency of International Concern, based on the advice of the Emergency Committee under the International Health Regulations (2005), and the Centers for Disease Control and Prevention in the U.S. issued a warning on February 25, 2020 regarding the likely spread of COVID-19 to the U.S. Since the initial outbreak of COVID-19, international stock markets have reflected the uncertainty associated with the slow-down in the American, Israeli and UK economies. We are still assessing our business operations and system supports and the impact COVID-19 may have on our results and financial condition, but there can be no assurance that this analysis will enable us to avoid part or all of any impact from the spread of COVID-19 or its consequences, including downturns in business sentiment generally or in our sectors in particular.

Our operations are located in Alameda County, CA, Orange County, CA, Las Vegas, NV, Fairfield County, CT, the United Kingdom, Israel and members of our senior management work in Seattle, WA and New York, NY, which is also the location of the offices of the Company’s independent auditor. The Company has been following the recommendations of local health authorities to minimize exposure risk for its employees for the past several weeks, including the temporary closures of its offices and having employees work remotely to the extent possible, which has to an extent adversely affected their efficiency.

Updates by business unit are as follows:

•	Ault Global’s corporate headquarters, located in Las Vegas, NV, largely operates normally with adherence to the governor’s Directives and Declarations. Certain individuals deemed to be high risk may work remotely, as required.

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•

Ault Global’s finance and accounting offices, located in Newport Beach, CA, have begun working remotely, based on the occupancy and social distancing order from the Orange County Health Officer (http://www.ochealthinfo.com/phs/about/epidasmt/epi/dip/prevention/novel_coronavirus). The administrative staff has tested the secure remote access systems and technology infrastructure to adjust working arrangements for its employees and believes it has adequate internal communications system and can remain operational with a remote staff.

•

Coolisys, located in Milpitas, CA, has largely returned to normal operations with adherence to guidelines published by the Santa Clara Public Health Department. Certain individuals deemed to be high risk may work remotely as required. Coolisys has experienced disruption in its supply chain as a result of the COVID-19 impact on its vendors.

•	Microphase operates a production facility in Connecticut. In March 2020, the Defense Department designated Microphase an “essential” operation of critical infrastructure workers as part of the defense industrial base. To limit the impact of the COVID-19 pandemic, Microphase implemented a series of protocols to limit access to the facility, heighten sanitization, facilitate social distancing and require face coverings. The Company asked workers to travel only as necessary and limit exposure to others. All employees, including management, that do not have to be in the facility work remotely whenever possible. Any employees who come in contact or potential contact with anyone who has tested positive for COVID-19 or who traveled outside the immediate area went into quarantine and must provide proof of negative tests before returning to work. Rigorous adherence to these protocols enabled Microphase to operate without disruption for 10 months.

In December 2020, five employees tested positive for COVID-19. Microphase temporarily shut down the production facility in Connecticut for a week for deep cleaning and to have all employees tested for COVID-19. Since the outbreak disproportionately affected assembly workers, Microphase’s assembly operations remained shut down for three weeks until all assembly workers had at least 2 negative tests. Operations resumed as workers gradually in late December and the workforce returned to full strength in mid-January 2021.

The disruption to production operations deferred order completion and delayed shipments with a significant decrease in revenue from forecast for December of 2020 and a lingering, but only partial and less substantial, effect on January 2021 and February 2021 revenue. Disruption of production added costs from paying employees who could not work and deferred revenue from delayed shipments.

Microphase continues to follow CDC guidelines for social distancing, face coverings and heightened sanitizing to keep the workforce safe and healthy. Microphase has strictly limited access to its facility and mandated that all employees minimize exposure to the others. All Microphase employees who can work from home will do so while COVID-19 levels remain high in the surrounding communities. However, some workers may still need to work in proximity to others. Management is working with state and federal authorities to get all employees vaccinated on a priority basis as “essential workers” whom the DoD has officially designated as “critical infrastructure workforce” as part of the “defense industrial base.” Some employees have already received vaccinations and we expect all employees to have both vaccinations by the end of March 2021.

•	Gresham Power suspended production operations in its Salisbury, UK facility from mid-March through June 2020 before resuming production until a subsequent shutdown in November 2020. Notwithstanding the current lockdown, production operations have resumed to complete work on order for products critically needed for military operations. However, engineers, back office staff and management have worked from home as much as possible throughout the pandemic period and continue to do so. The pandemic has disrupted production at times and delayed contract actions as well as other customer decision making, which decreased revenue realized in 2020.

•	Relec, which does not operate any manufacturing or assembly facilities, has not experienced any material COVID-19 related disruptions to date and continues normal operations notwithstanding the lockdown in the United Kingdom. All employees who can work from home do so. Others who must work at the Wareham site to move product or access systems continue to do so under strict safety protocols with face coverings, social distancing and heightened attention to sanitization. The principal impact on Relec’s operations has come from deferral of some orders and modest decrease in revenue year-over-year. We presently expect business to rebound and resume a steady growth pattern in the third quarter of 2021, although the pandemic may impact this outlook.

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•	The Israeli government exempted Enertec from pandemic-related lockdown orders to keep production operations open for key projects that impact national security. Approximately 50% of the Enertec’s workforce is working remotely. Enertec incurred additional costs for increased sanitizing costs, personal protective equipment, increased virtual operations, measures to facilitate social distancing and other precautions to avoid the spread of COVID-19. The pandemic also affected Enertec’s customers and supply chain partners, slowing order processing, materials and parts delivery and service order completion. The principal impact on Enertec’s business has come from deferral of customer decisions and order issuance. We presently expect business to rebound and resume substantial growth in second quarter of 2021 as orders increase to address deferred, pent up demand.

Due to the unprecedented market conditions domestically and internationally, and the effect COVID-19 has had and will continue to have on the Company’s operations and financial performance, the extent of which is not currently known, the Company is temporarily suspending guidance for 2021. The Company will monitor the situation rigorously and provide business updates as circumstances warrant and resume providing guidance on the Company’s business when management believes that such information would be both reliable and substantively informative.

The duration and extent of the impact from the COVID-19 pandemic depends on future developments that cannot be accurately predicted at this time, such as the severity and transmission rate of the virus or variants thereof, the extent and effectiveness of containment actions and the impact of these and other factors on our employees, customers, partners and vendors. If we are not able to respond to and manage the impact of such events effectively, our business will be harmed.

We have an evolving business model, which increases the complexity of our business.

Our business model has evolved in the past and continues to do so. In prior years we have added additional types of services and product offerings and in some cases, we have modified or discontinued those offerings. We intend to continue to try to offer additional types of products or services, and we do not know whether any of them will be successful. From time to time we have also modified aspects of our business model relating to our product mix. We do not know whether these or any other modifications will be successful. The additions and modifications to our business have increased the complexity of our business and placed significant strain on our management, personnel, operations, systems, technical performance, financial resources, and internal financial control and reporting functions. Future additions to or modifications of our business are likely to have similar effects. Further, any new business or website we launch that is not favorably received by the market could damage our reputation or our brand. The occurrence of any of the foregoing could have a material adverse effect on our business.

We are a holding company whose subsidiaries are given certain degree of independence and our failure to integrate our subsidiaries may adversely affect our financial condition.

We have given our subsidiary companies and their executives a certain degree of independence in decision-making. On the one hand, this independence may increase the sense of ownership at all levels, on the other hand it has also increased the difficulty of the integration of operation and management, which has resulted in increased difficulty of management integration. In the event we are not able to successfully manage our subsidiaries this will result in operating difficulties and have a negative impact on our business.

We received an order and a subpoena from the Commission in the investigation now known as “In the Matter of DPW Holdings, Inc.,” the consequences of which are unknown.

We received an order and related subpoena in November of 2019 from the Commission that stated that the staff of the Commission is conducting an investigation now known as “In the Matter of DPW Holdings, Inc.,” and that the subpoena was issued as part of an investigation as to whether we and certain of our officers, directors, employees, partners, subsidiaries and/or affiliates, and/or other persons or entities, directly or indirectly, violated certain provisions of the Securities Act and the Exchange Act, in connection with the offer and sale of our securities. Certain affiliates and related parties of ours have also been subpoenaed. Although the order states that the Commission may have information relating to such alleged violations, the subpoena expressly provides that the inquiry is not to be construed as an indication by the Commission or its staff that any violations of the federal securities laws have occurred. We have produced documents in response to the subpoena. Since the original subpoena was issued, we received a second subpoena in July of 2020. The Commission may in the future require us to produce additional documents or information, or seek testimony from other members of our management team.

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We are unaware of the scope or timing of the Commissioner’s investigation. As a result, we do not know how the Commission’s investigation is proceeding, or when it will be concluded. We also are unable to predict what action, if any, might be taken in the future by the Commission or its staff as a result of the matters that are the subject to its investigation or what impact, if any, the cost of continuing to respond to subpoenas might have on our financial position or results of operations. We have not established any provision for losses in respect of this matter. In addition, complying with any such future requests by the Commission for documents or testimony could distract the time and attention of our officers and directors or divert our resources away from ongoing business matters. This investigation could result in significant legal expenses, the diversion of management’s attention from our business, damage to our business and reputation, and could subject us to a wide range of remedies, including an enforcement action by the Commission. There can be no assurance that any final resolution of this and any similar matters will not have a material adverse effect on our financial condition or results of operations.

Our inability to successfully integrate new acquisitions could adversely affect our combined business; our operations are widely disbursed.

Our growth strategy through acquisitions is fraught with risk. On June 2, 2017, we acquired a majority interest in Microphase, on May 23, 2018 we acquired Enertec, on November 30, 2020 we acquired Relec and on January 29, 2021, we acquired the Facility in Michigan. Our strategy and business plan are dependent on our ability to successfully integrate Microphase’s, Enertec’s and our other acquisition’s operations, particularly those of Relec and Gresham Power. In addition, while we are based in Las Vegas, NV, our Finance Department is in Newport Beach, CA, Microphase’s operations are located in Shelton, Connecticut, Enertec’s operations are located in Karmiel, Israel and Gresham Power’s operations are located in Salisbury, England. These distant locations and others that we may become involved with in the future will stretch our resources and management time. Further, failure to quickly and adequately integrate all of these operations and personnel could adversely affect our combined business and our ability to achieve our objectives and strategy. No assurance can be given that we will realize synergies in the areas we currently operate.

We are heavily dependent on our senior management, and a loss of a member of our senior management team could cause our stock price to suffer.

If we lose the services of Milton C. Ault III, our Executive Chairman, William B. Horne, our Chief Executive Officer, Ken Cragun, our Chief Financial Officer or Henry Nisser, our President and General Counsel, and/or certain key employees, we may not be able to find appropriate replacements on a timely basis, and our business could be adversely affected. Our existing operations and continued future development depend to a significant extent upon the performance and active participation of these individuals and certain key employees. Although we have entered into employment agreements with Messrs. Ault, Horne and Nisser, and we may enter into employment agreements with additional key employees in the future, we cannot guarantee that we will be successful in retaining the services of these individuals. If we were to lose any of these individuals, we may not be able to find appropriate replacements on a timely basis and our financial condition and results of operations could be materially adversely affected.

We rely on highly skilled personnel and the continuing efforts of our executive officers and, if we are unable to retain, motivate or hire qualified personnel, our business may be severely disrupted.

Our performance largely depends on the talents, knowledge, skills, know-how and efforts of highly skilled individuals and in particular, the expertise held by our Executive Chairman, Milton C. Ault III. His absence, were it to occur, would materially and adversely impact development and implementation of our projects and businesses. Our future success depends on our continuing ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of our organization. Our continued ability to compete effectively depends on our ability to attract, among others, new technology developers and to retain and motivate our existing contractors. If one or more of our executive officers are unable or unwilling to continue in their present positions, we may not be able to replace them readily, if at all. Therefore, our business may be severely disrupted, and we may incur additional expenses to recruit and retain new officers. In addition, if any of our executives joins a competitor or forms a competing company, we may lose some customers.

We may be classified as an inadvertent investment company.

We are not engaged in the business of investing, reinvesting, or trading in securities, and we do not hold ourselves out as being engaged in those activities. Under the Investment Company Act, however, a company may be deemed an investment company under section 3(a)(1)(C) of the Investment Company Act if the value of its investment securities is more than 40% of its total assets (exclusive of government securities and cash items) on a consolidated basis.

Our lending subsidiary, Digital Power Lending, LLC (“DP Lending”), operates under California Finance Lending License #60DBO-77905. Per the Investment Company Act of 1940 companies with substantially all their business confined to making small loans, industrial banking or similar business, such as DP Lending, are excluded from the definition of an investment company.

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We have commenced digital asset mining, the output of which is cryptocurrencies, which the Commission has indicated it deems a security. In the event that the digital assets held by us exceed 40% of our total assets, exclusive of cash, we inadvertently become an investment company. An inadvertent investment company can avoid being classified as an investment company if it can rely on one of the exclusions under the Investment Company Act. One such exclusion, Rule 3a-2 under the Investment Company Act, allows an inadvertent investment company a grace period of one year from the earlier of (a) the date on which an issuer owns securities and/or cash having a value exceeding 50% of the issuer’s total assets on either a consolidated or unconsolidated basis and (b) the date on which an issuer owns or proposes to acquire investment securities having a value exceeding 40% of the value of such issuer’s total assets (exclusive of government securities and cash items) on an unconsolidated basis. We are putting in place policies that we expect will work to keep the investment securities held by us at less than 40% of our total assets, which may include acquiring assets with our cash, liquidating our investment securities or seeking a no-action letter from the Commission if we are unable to acquire sufficient assets or liquidate sufficient investment securities in a timely manner.

As Rule 3a-2 is available to a company no more than once every three years, and assuming no other exclusion were available to us, we would have to keep within the 40% limit for at least three years after we cease being an inadvertent investment company. This may limit our ability to make certain investments or enter into joint ventures that could otherwise have a positive impact on our earnings. In any event, we do not intend to become an investment company engaged in the business of investing and trading securities.

Classification as an investment company under the Investment Company Act requires registration with the Commission. If an investment company fails to register, it would have to stop doing almost all business, and its contracts would become voidable. Registration is time consuming and restrictive and would require a restructuring of our operations, and we would be very constrained in the kind of business we could do as a registered investment company. Further, we would become subject to substantial regulation concerning management, operations, transactions with affiliated persons and portfolio composition, and would need to file reports under the Investment Company Act regime. The cost of such compliance would result in our incurring substantial additional expenses, and the failure to register if required would have a materially adverse impact to conduct our operations.

We will not be able to successfully execute our business strategy if we are deemed to be an investment company under the Investment Company Act.

U.S. companies that have more than 100 stockholders or are publicly traded in the U.S. and are, or hold themselves out as being, engaged primarily in the business of investing, reinvesting or trading in securities are subject to regulation under the Investment Company Act. Unless a substantial part of our assets consists of, and a substantial part of our income is derived from, interests in majority-owned subsidiaries and companies that we primarily control, we may be required to register and become subject to regulation under the Investment Company Act. If bitcoin and other virtual currencies were to be deemed securities for purposes of the Investment Company Act, or if we were deemed to own but not operate one or more of our other subsidiaries, we would have difficulty avoiding classification and regulation as an investment company.

If we were deemed to be, and were required to register as, an investment company, we would be forced to comply with substantive requirements under the Investment Company Act, including limitations on our ability to borrow, limitations on our capital structure; restrictions on acquisitions of interests in associated companies, prohibitions on transactions with affiliates, restrictions on specific investments, and compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations. If we were forced to comply with the rules and regulations of the Investment Company Act, our operations would significantly change, and we would be prevented from successfully executing our business strategy. To avoid regulation under the Investment Company Act and related rules promulgated by the Commission, we could need to sell bitcoin and other assets which we would otherwise want to retain and could be unable to sell assets which we would otherwise want to sell. In addition, we could be forced to acquire additional, or retain existing, income-generating or loss-generating assets which we would not otherwise have acquired or retained and could need to forgo opportunities to acquire bitcoin and other assets that would benefit our business. If we were forced to sell, buy or retain assets in this manner, we could be prevented from successfully executing our business strategy.

Securitization of our assets subjects us to various risks.

We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company (sometimes referred to as an “originator” or “sponsor”) transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity” or “SPE”), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE would then issue notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.

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An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator's bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.

In accordance with the above description, to securitize loans, we may create a wholly owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPE would then sell its notes to purchasers whom we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments. The Investment Company Act may also impose restrictions on the structure of any securitizations.

Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPE's portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.

We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with our auditors, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.

We may not be able to utilize our net operating loss carry forwards.

At December 31, 2020, we had Federal net operating loss carry forwards (“NOLs”) for income tax purposes of approximately $18,568,667 after taking into consideration of the §382 limitation. The Coronavirus Aid, Relief, and Economic Security Act signed in to law on March 27, 2020 provided that NOLs generated in a taxable year beginning in 2018, 2019, or 2020, may now be carried back five years and forward indefinitely. In addition, the 80% taxable income limitation is temporarily removed, allowing NOLs to fully offset net taxable income. However, we do not know if or when we will have any earnings and capital gains against which we could apply these carry forwards. Furthermore, as a result of changes in the ownership of our common stock, our ability to use our federal NOLs will be limited under Internal Revenue Code Section 382. State NOLs are subject to similar limitations in many cases. As a result, our substantial NOLs may not have any value to us.

Our corporate structure and intercompany arrangements are subject to the tax laws of various jurisdictions, and we could face greater than anticipated tax liabilities, which would harm our results of operations.

We are subject to tax laws in the U.S. and certain foreign jurisdictions, including Israel and the United Kingdom. Our income tax obligations are based in part on our corporate structure and intercompany arrangements. The tax laws applicable to our business are increasingly complex, are subject to interpretation and their application can be uncertain. The amount of taxes we pay in the jurisdictions in which we operate could increase substantially as a result of changes in the applicable tax principles, including increased tax rates, new tax laws or revised interpretations of existing tax laws and precedents.

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We are subject to the examination of our income tax returns by the Internal Revenue Service and foreign tax authorities in the jurisdictions in which we operate, and we may be subject to assessments or audits in the future in any such jurisdictions. The tax authorities in these jurisdictions may aggressively interpret their laws in an effort to raise additional tax revenue and may claim that various withholding requirements apply to us or our subsidiaries, challenge the availability to us or our subsidiaries of certain benefits under tax treaties, and challenge our methodologies for valuing developed technology or intercompany arrangements or our revenue recognition policies, which could result in an increase of our worldwide effective tax rate and have a material adverse effect on our financial condition and operating results.

If we are required to recognize non-cash impairment charges related to goodwill, it could have a material adverse impact on our operating results.

We carry a significant amount of goodwill on our balance sheet. We have recorded approximately $9.6 million of goodwill in connection with several acquisitions, including the acquisition of Microphase in 2017, the acquisition of Enertec in 2018 and the acquisition of Relec in November 2020. We assess goodwill for impairment at least annually during the fourth fiscal quarter and whenever facts or circumstances indicate that the carrying value of goodwill may be impaired. Impairment analysis involves comparing the estimated fair value of a reporting unit to its carrying value. If the carrying value of a reporting unit exceeds its estimated fair value, we record an impairment charge. Determination of fair value requires considerable judgment and is sensitive to changes in underlying assumptions, estimates and market factors. Those assessments may be affected by significant negative industry or general economic trends, disruptions to our business and unexpected significant changes or planned changes in our use of the assets. To the extent any of our acquisitions, including Relec, do not perform as anticipated and our underlying assumptions and estimates related to the fair value determination are not met, the value of such assets may be negatively affected and we may be required to record impairment charges. If we are required to recognize noncash charges related to impairment of goodwill, our results of operations would be materially and adversely affected.

Risks Related to Related Party Transactions

There may be conflicts of interest between our company and certain of our related parties and their respective directors and officers which might not be resolved in our favor. More importantly, there may be conflicts between certain of our related parties and their respective directors and officers which might not be resolved in our favor. These risks are set forth below appurtenant to the relevant related party.

Ault & Company

Our relationship with Ault & Company may enhance the difficulty inherent in obtaining financing for us as well as expose us to certain conflicts of interest.

At December 31,2020, Ault & Company, of which Milton C. Ault is the chief executive officer, beneficially owned 1,362,795 shares of our common stock, consisting of 1,078,967 shares of common stock owned, 275,862 shares of common stock underlying the 8% Convertible Promissory Note in the outstanding principal amount of $400,000 sold by us to Ault & Company on February 5, 2020, assuming no conversion of accrued, unpaid interest on this note, warrants to purchase 94 shares of common stock that are currently exercisable and shares owned by Philou Ventures, of which Ault & Company, Inc. is the Manager, consisting of: (i) 125,000 shares of Series B Preferred Stock that are convertible into 2,232 shares of common stock, (ii) warrants to purchase 2,232 shares of common stock that are exercisable within 60 days of the date hereof and (iii) 3,408 shares of common stock. Assuming Ault & Company converted its note on the date of this Annual Report, Ault & Company would own a number of shares of common stock equal to 4.9% of the number of shares of common stock issued and outstanding on the date hereof.

Given the close relationship between Ault & Company on the one hand, and our company on the other, it is far from inconceivable that we could enter into additional securities purchase agreements with Ault & Company.

Although we have relied on Philou, which no longer beneficially owns a meaningful number of our shares of common stock, to finance us in the past, and anticipate that Ault & Company may purchase shares of our Series C Preferred Stock under an agreement providing for the purchase thereof, we cannot assure you that either Philou or Ault & Company will assist us in the future. We would far prefer to rely on these entities’ assistance compared to other sources of financing as the terms they provide us are in general more favorable to us than we could obtain elsewhere. However, Messrs. Ault, Horne and Nisser could face a conflict of interest in that they serve on the board of directors of each of Ault & Company and our company. If they determine that an investment in our company is not in Ault & Company’s best interest, we could be forced to seek financing from other sources that would not necessarily be likely to provide us with equally favorable terms.

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Other conflicts of interest between us, on the one hand, and Ault & Company, on the other hand, may arise relating to commercial or strategic opportunities or initiatives. Mr. Ault, as the controlling shareholder of Ault & Company, may not resolve such conflicts in our favor. For example, we cannot assure you that Ault & Company would not pursue opportunities to provide financing to other entities whether or not it currently has a relationship with such other entities. Furthermore, our ability to explore alternative sources of financing other than Ault & Company may be constrained due to Mr. Ault’s vision for us and he may not wish for us to receive any financing at all other than from entities that he controls.

Alzamend Neuro, Inc.

Our relationship with Alzamend Neuro may expose us to certain conflicts of interest.

In August 2020, Alzamend Neuro entered into a securities purchase agreement with our company to sell a convertible promissory note of Alzamend Neuro, in the aggregate principal amount of $50,000 and issue a 5-year warrant to purchase 16,667 of shares of its common stock. The convertible promissory note bears interest at 8% per annum, which principal and all accrued and unpaid interest are due six months after the date of issuance. The principal and interest earned on the convertible promissory note may be converted into shares of the Alzamend Neuro’s common stock at $1.50 per share. The exercise price of the warrant is $3.00 per share.

In December 2020, we provided Alzamend Neuro $750,000 in short-term advances and in March of 2021 we entered into an agreement with Alzamend under which we purchased $4 million worth of shares of Alzamend Neuro’s common stock, with the ability to purchase another $6 million worth of such shares, provided that Alzamend Neuro meets certain milestones.

Messrs. Ault, Horne and Nisser could face a conflict of interest in that they serve on the board of directors of each of Alzamend Neuro and our company. Mr. Cragun, our chief financial officer is also the chief financial officer of Alzamend Neuro.

Avalanche International Corp.

We have lent a substantial amount of funds to Avalanche, a related party, whose ability to repay us is subject to significant doubt and it may not be in our stockholders’ best interest to convert the notes into shares of Avalanche common stock even if we had a reasonably viable means of doing so.

On September 6, 2017, we entered into a Loan and Security Agreement with Avalanche (as amended, the “AVLP Loan Agreement”) with an effective date of August 21, 2017 pursuant to which we will provide Avalanche a non-revolving credit facility. The AVLP Loan Agreement was recently increased to up to $15,000,000 and extended to December 31, 2023.

At December 31, 2020, we had provided Avalanche with $11,269,136 pursuant to the AVLP Loan Agreement. The warrants issued in conjunction with the non-revolving credit facility entitles us to purchase up to 22,538,272 shares of Avalanche common stock at an exercise price of $0.50 per share for a period of five years. The exercise price of $0.50 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The warrants may be exercised for cash or on a cashless basis.

While Avalanche received funds from a third party in the amount of $2,750,000 in early April of 2019 in consideration for its issuance of a convertible promissory note to such third party (the “Third Party Note”), $2,676,220 was used to pay an outstanding receivable due us and no amount was used to repay the debt Avalanche owes us pursuant to the AVLP Loan Agreement. There is doubt as to whether Avalanche will be able to repay this amount on a timely basis, if at all, unless it generates significant net income from its operations or receives additional financing from another source; even then, unless such financing consists solely of the issuance by Avalanche of its equity securities, it will only add to the amount that Avalanche owes other parties, which would in all likelihood not be provided unless we agreed to subordinate our right to repayment to such other third party source.

There is currently no liquid market for the Avalanche common stock. Consequently, even if we were inclined to convert the debt owed us by Avalanche into shares of its common stock, our ability to sell such shares would be severely limited. Avalanche is not current in its filings with the Commission and is not required to register the shares of its common stock underlying the New Note or any other loan arrangement we have made with Avalanche described above. Further, even if Avalanche were willing to register such shares, it would not be permitted to do so until it has registered the shares of its common stock underlying the Third Party Note.

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As a result, there is some doubt as to whether Avalanche will ever have the ability to repay its debt to us, or if we convert the debt owed us by Avalanche into shares of its common stock, our ability to convert such shares into cash through the sale of such shares would be severely limited until such time, if ever, a liquid market for Avalanche’s common stock develops. If we are unable to recoup our investment in Avalanche in the foreseeable future or at all, such failure would have a materially adverse effect on our financial condition and future prospects.

Originally, the loans we made to Avalanche were secured by a lien on all of Avalanche’s assets. Presently, we only have third priority interest.

Originally, the loans we made to Avalanche were secured by a lien on all of Avalanche’s assets. When Avalanche entered into the Exchange Agreement with MTIX (see below), the former owners of MTIX were granted a first priority interest in all of MTIX’s assets, which constitute virtually all of Avalanche’s assets and reduced our interest to that of a second position, greatly diminishing its value. When Avalanche issued the Third Party Note referred to above, it granted the third party a first priority security interest in all its assets, to include those comprised of MTIX. Both we and the former owners of MTIX consented to the subordination of our respective security interests. Since our security interests have been reduced to a third position, we will have no ability to use Avalanche’s assets to offset any default in Avalanche’s debt obligations to us unless and until the two other security interests are terminated, which would not occur until Avalanche’s debts to the senior creditors have been repaid. We do not anticipate that Avalanche will repay its debts to these creditors within the foreseeable future and will therefore have no recourse should Avalanche default on its debts to us during this period of time. Any failure by Avalanche to repay us would therefore have a materially adverse effect on our results of operations, financial condition and future prospects.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors are directors of Avalanche. In addition, Philou is the controlling stockholder of Avalanche.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors, are also directors of Avalanche. In addition, Philou is the controlling stockholder of Avalanche. Certain conflicts of interest between us, on the one hand, and Avalanche, on the other hand, may arise relating to commercial or strategic opportunities or initiatives, in addition to the conflicts related to the debt that Avalanche owes us. For example, Messrs. Ault and Horne may find it difficult to determine how to meet their fiduciary duties to us as well as Avalanche, which could result in a less favorable result for us than would be the case if they were solely directors of our company. Further, even if Messrs. Ault and Horne were able to successfully meet their fiduciary obligations to us and Avalanche, the fact that they are members of the board of directors of both companies could attenuate their ability to focus on our business and best interests, possibly to the detriment of both companies. Mr. Ault’s control of Philou through Ault & Company only enhances the risk inherent in having Messrs. Ault and Horne serve as directors of both our company and Avalanche.

Risks Related to Our Business and Industry - Overview

If we fail to anticipate and adequately respond to rapid technological changes in our industry, including evolving industry-wide standards, in a timely and cost-effective manner, our business, financial condition and results of operations would be materially and adversely affected.

The markets in which we operate are characterized by technological changes. Such changes, including evolving industry standards, changes in customer requirements and new product introductions and enhancements, could render our products obsolete. Accordingly, we are required to constantly monitor and anticipate technological changes in our industry and develop new product offerings and technologies or adapt or modify our existing offerings and technologies to keep pace with technological advances in our industry and remain competitive.

Our ability to implement our business strategy and continue to grow our revenues will depend on a number of factors, including our continuing ability to:

•	identify emerging technological trends in our current and target markets;
•	identify additional uses for our existing technology to address customer needs in our current and future markets;
•	enhance our offerings by adding innovative features that differentiate our offerings from those of our competitors; and
•	design, develop, manufacture, assemble, test, market and support new products and enhancements in a timely and cost-effective manner.

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We believe that, to remain competitive in the future, we will need to continue to invest significant financial resources in developing new offerings and technologies or to adapt or modify our existing offerings and technologies, including through internal research and development, strategic acquisitions and joint ventures or other arrangements. However, these efforts may be more costly than we anticipate and there can be no assurance that they will be successful.

If we are unable to identify, attract, train and retain qualified personnel, especially our design and technical personnel, our business and results of operations would be materially and adversely affected and we may not be able to effectively execute our business strategy.

Our performance and future success largely depends on our continuing ability to identify, attract, train, retain and motivate qualified personnel, including our management, sales and marketing, finance and in particular our engineering, design and technical personnel. For example, we currently have limited number of qualified personnel for the assembling and testing processes. We do not know whether we will be able to retain all these personnel as we continue to pursue our business strategy. Our engineering, design and technical personnel represent a significant asset. The competition for qualified personnel in our industry is intense and constrains our ability to attract qualified personnel. The loss of the services of one or more of our key employees, especially of our key engineering, design and technical personnel, or our inability to attract, retain and motivate qualified personnel could have a material adverse effect on our business, financial condition and operating results.

Our future results will depend on our ability to maintain and expand our existing sales channels and to build out marketing, business development and sales functions for the operating subsidiaries.

To grow our business, we must add new customers for our products in addition to retaining and increasing sales to our current customers. Currently, only Relec, the operating subsidiary that we acquired in November 2020, has an effective sales force focused on establishing relationships with customers that we expect to endure over time. In other subsidiaries, we have historically relied on key executives to drive growth through return business with existing customers. Building out marketing, business development and sales functions in all operating subsidiaries is critical to drive significant growth in line with our strategic plans. We plan to contract for marketing services to improve our websites, manage public relations and optimize our social media presence. Failure to recruit and retain the business development and sale personnel to execute on outreach and capture of new business, or the failure of those new hires or marketing services to perform as expected, will limit our ability to achieve our growth targets.

We are dependent upon our ability, and our contract manufacturers’ ability, to timely procure electronic components.

Because of the global economy, many raw material vendors have reduced capacities, closed production lines and, in some cases, even discontinued their operations. As a result, there is a global shortage of certain electronic or mineral components, which may extend our production lead-time and our production costs. Some materials are no longer available to support some of our products, thereby requiring us to search for cross materials or, even worse, redesign some of our products to support currently-available materials. Such redesign efforts may require certain regulatory and safety agency re-submittals, which may cause further production delays. While we have initiated actions that we believe will limit our exposure to such problems, the dynamic business conditions in many of our markets may challenge the solutions that have been put in place, and issues may recur in the future.

In addition, some of our products are manufactured, assembled and tested by third party subcontractors and contract manufacturers located in Asia. While we have had relationships with many of these third parties in the past, we cannot predict how or whether these relationships will continue in the future. In addition, changes in management, financial viability, manufacturing demand or capacity, or other factors, at these third parties could hurt our ability to manufacture our products.

We depend upon a few major customers for a majority of our revenues, and the loss of any of these customers, or the substantial reduction in the quantity of products that they purchase from us, would significantly reduce our revenues and net income.

We currently depend upon a few major OEMs and other customers for a significant portion of our revenues. If our major OEM customers will reduce or cancel their orders scaling back some of their activities, our revenues and net income would be significantly reduced. Furthermore, diversions in the capital spending of certain of these customers to new network elements have and could continue to lead to their reduced demand for our products, which could, in turn, have a material adverse effect on our business and results of operations. If the financial condition of one or more of our major customers should deteriorate, or if they have difficulty acquiring investment capital due to any of these or other factors, a substantial decrease in our revenues would likely result. We are dependent on the electronic equipment industry, and accordingly will be affected by the impact on that industry of current economic conditions.

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Substantially all of our existing customers are in the electronic equipment industry, and they manufacture products that are subject to rapid technological change, obsolescence, and large fluctuations in demand. This industry is further characterized by intense competition and volatility. The OEMs serving this industry are pressured for increased product performance and lower product prices. OEMs, in turn, make similar demands on their suppliers, such as us, for increased product performance and lower prices. Such demands may adversely affect our ability to successfully compete in certain markets or our ability to sustain our gross margins.

Our reliance on subcontract manufacturers to manufacture certain aspects of our products involves risks, including delays in product shipments and reduced control over product quality.

Since we do not own significant manufacturing facilities, we must rely on, and will continue to rely on, a limited number of subcontract manufacturers to manufacture our power supply products. Our reliance upon such subcontract manufacturers involves several risks, including reduced control over manufacturing costs, delivery times, reliability and quality of components, unfavorable currency exchange fluctuations, and continued inflationary pressures on many of the raw materials used in the manufacturing of our power supply products. If we were to encounter a shortage of key manufacturing components from limited sources of supply, or experience manufacturing delays caused by reduced manufacturing capacity, inability of our subcontract manufacturers to procure raw materials, the loss of key assembly subcontractors, difficulties associated with the transition to our new subcontract manufacturers or other factors, we could experience lost revenues, increased costs, and delays in, or cancellations or rescheduling of, orders or shipments, any of which would materially harm our business.

We outsource, and are dependent upon developer partners for, the development of some of our custom design products.

We made an operational decision to outsource some of our custom design products to numerous developer partners. This business structure will remain in place until the custom design volume justifies expanding our in house capabilities. Incomplete product designs that do not fully comply with the customer specifications and requirements might affect our ability to transition to a volume production stage of the custom designed product where the revenue goals are dependent on the high volume of custom product production. Furthermore, we rely on the design partners’ ability to provide high quality prototypes of the designed product for our customer approval as a critical stage to approve production.

We face intense industry competition, price erosion and product obsolescence, which, in turn, could reduce our profitability.

We operate in an industry that is generally characterized by intense competition. We believe that the principal bases of competition in our markets are breadth of product line, quality of products, stability, reliability and reputation of the provider, along with cost. Quantity discounts, price erosion, and rapid product obsolescence due to technological improvements are therefore common in our industry as competitors strive to retain or expand market share. Product obsolescence can lead to increases in unsaleable inventory that may need to be written off and, therefore, could reduce our profitability. Similarly, price erosion can reduce our profitability by decreasing our revenues and our gross margins. In fact, we have seen price erosion over the last several years on most of the products we sell, and we expect additional price erosion in the future.

Our future results are dependent on our ability to establish, maintain and expand our manufacturers’ representative OEM relationships and our other relationships.

We market and sell our products through domestic and international OEM relationships and other distribution channels, such as manufacturers’ representatives and distributors. Our future results are dependent on our ability to establish, maintain and expand our relationships with OEMs as well as with manufacturers’ representatives and distributors to sell our products. If, however, the third parties with whom we have entered into such OEM and other arrangements should fail to meet their contractual obligations, cease doing, or reduce the amount of their, business with us or otherwise fail to meet their own performance objectives, customer demand for our products could be adversely affected, which would have an adverse effect on our revenues.

We may not be able to procure necessary key components for our products, or we may purchase too much inventory or the wrong inventory.

The power supply industry, and the electronics industry as a whole, can be subject to business cycles. During periods of growth and high demand for our products, we may not have adequate supplies of inventory on hand to satisfy our customers' needs. Furthermore, during these periods of growth, our suppliers may also experience high demand and, therefore, may not have adequate levels of the components and other materials that we require to build products so that we can meet our customers' needs. Our inability to secure sufficient components to build products for our customers could negatively impact our sales and operating results. We may choose to mitigate this risk by increasing the levels of inventory for certain key components. Increased inventory levels can increase the potential risk for excess and obsolescence should our forecasts fail to materialize or if there are negative factors impacting our customers’ end markets. If we purchase too much inventory or the wrong inventory, we may have to record additional inventory reserves or write-off the inventory, which could have a material adverse effect on our gross margins and on our results of operations.

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Although we depend on sales of our legacy products for a meaningful portion of our revenues, these products are mature and their sales will decline.

A relatively large portion of our sales have historically been attributable to our legacy products. We expect that these products may continue to account for a meaningful percentage of our revenues for the foreseeable future. However, these sales are declining. Although we are unable to predict future prices for our legacy products, we expect that prices for these products will continue to be subject to significant downward pressure in certain markets for the reasons described above. Accordingly, our ability to maintain or increase revenues will be dependent on our ability to expand our customer base, to increase unit sales volumes of these products and to successfully, develop, introduce and sell new products such as custom design and value-added products. We cannot assure you that we will be able to expand our customer base, increase unit sales volumes of existing products or develop, introduce and/or sell new products.

Failure of our information technology infrastructure to operate effectively could adversely affect our business.

We depend heavily on information technology infrastructure to achieve our business objectives. If a problem occurs that impairs this infrastructure, the resulting disruption could impede our ability to record or process orders, manufacture and ship in a timely manner, or otherwise carry on business in the normal course. Any such events could cause us to lose customers or revenue and could require us to incur significant expense to remediate.

We are subject to certain governmental regulatory restrictions relating to our international sales.

Some of our products are subject to International Traffic In Arms Regulation (“ITAR”), which are interpreted, enforced and administered by the U.S. Department of State. ITAR regulation controls not only the export, import and trade of certain products specifically designed, modified, configured or adapted for military systems, but also the export of related technical data and defense services as well as foreign production. Any delays in obtaining the required export, import or trade licenses for products subject to ITAR regulation and rules could have a material adverse effect on our business, financial condition, and/or operating results. In addition, changes in United States export and import laws that require us to obtain additional export and import licenses or delays in obtaining export or import licenses currently being sought could cause significant shipment delays and, if such delays are too great, could result in the cancellation of orders. Any future restrictions or charges imposed by the United States or any other country on our international sales or foreign subsidiary could have a materially adverse effect on our business, financial condition, and/or operating results. In addition, from time to time, we have entered into contracts with the Israeli Ministry of Defense which were governed by the U.S. Foreign Military Financing program (“FMF”). Any such future sales would be subject to these regulations. Failure to comply with ITAR or FMF rules could have a material adverse effect on our financial condition, and/or operating results.

We depend on international operations for a substantial majority of our components and products.

We purchase a substantial majority of our components from foreign manufacturers and have a substantial majority of our commercial products assembled, packaged, and tested by subcontractors located outside the United States. These activities are subject to the uncertainties associated with international business operations, including trade barriers and other restrictions, changes in trade policies, governmental regulations, currency exchange fluctuations, reduced protection for intellectual property, war and other military activities, terrorism, changes in social, political, or economic conditions, and other disruptions or delays in production or shipments, any of which could have a materially adverse effect on our business, financial condition, and/or operating results.

We depend on international sales for a portion of our revenues.

Sales to customers outside of North America accounted for 52% and 56.9% of net revenues for the years ended December 31, 2020 and 2019, and we expect that international sales will continue to represent a material portion of our total revenues. International sales are subject to the risks of international business operations as described above, as well as generally longer payment cycles, greater difficulty collecting accounts receivable, and currency restrictions. In addition, Gresham, our wholly-owned subsidiary in the United Kingdom, supports our European and other international customers, distributors, and sales representatives, and therefore is also subject to local regulation. International sales are also subject to the export laws and regulations of the United States and other countries.

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Because a significant portion of our revenues and expenses is denominated in foreign currencies, fluctuations in exchange rates could have a material adverse effect on our operating results.

We face foreign exchange risks because a significant portion of our revenue and expenses is denominated in foreign currencies. Further, some suppliers to Enertec and Relec require payment in U.S. dollars, which exposes us to risk. Generally, U.S. dollar strength adversely impacts the translation of the portion of our revenue that is generated in foreign currencies into the U.S. dollar. For the years ended December 31, 2020 and 2019, approximately 46.9% and 48.2% of our revenue, respectively, was denominated in currencies other than U.S. dollars. Our results of operations could also be negatively impacted by a strengthening of the U.S. dollar as a large portion of our costs are U.S. dollar denominated. We also have foreign exchange risk exposure with respect to certain of our assets, that are denominated in currencies other than the functional currency of our subsidiaries, and our financial results are affected by the re-measurement and translation of these non-U.S. currencies into U.S. dollars, which is reflected in the effect of exchange rate changes on cash, cash equivalents, and restricted cash on the consolidated statements of cash flows. For the years ended December 31, 2020 and 2019, the effects of exchange rates on our cash, cash equivalents, and restricted cash totaled $122,980 and $179,830, due to fluctuations in exchange rates and the strengthening of the U.S. dollar. While we may choose to enter into transactions to hedge portions of our foreign currency translation and balance sheet exposure in the future, it is impossible to predict or eliminate the effects of foreign exchange rate exposure. Strengthening of the U.S. dollar could materially adversely affect our results of operations and financial condition.

Our insurance coverage and indemnity may be insufficient to cover potential liabilities we may face due to the risks inherent in the products and services we provide.

We are exposed to liabilities that are unique to the products and services we provide. A significant portion of our business relates to designing, developing and manufacturing, components, integrated assemblies and subsystems for advanced defense, medical, transportation, industrial, technology and communications systems and products. New technologies associated with these systems and products may be untested or unproven. Components of certain of the defense systems and products we develop are inherently dangerous. Failures of satellites, missile systems, air traffic control systems, homeland security applications and aircraft have the potential to cause loss of life and extensive property damage. In most circumstances, we may receive indemnification from the government end users of our defense offerings in the United States, the United Kingdom and Israel. In addition, failures of products and systems that we manufacture or distribute for medical devices, transportation controls or industrial systems also have the potential to result in loss of life, personal injury and/or extensive property damage.

While we maintain insurance for certain risks, the amount of our insurance coverage may not be adequate to cover all claims or liabilities, and we may be forced to bear substantial costs from an accident or incident. It also is not possible for us to obtain insurance to protect against all operational risks and liabilities. Substantial claims resulting from an incident in excess of government indemnity and our insurance coverage would harm our financial condition, results of operations and cash flows. Moreover, any accident or incident for which we are liable, even if fully insured, could negatively affect our standing with our customers and the public, thereby making it more difficult for us to compete effectively, and could significantly impact the cost and availability of adequate insurance in the future.

If we are unable to satisfy our customers’ specific product quality, certification or network requirements, our business could be disrupted and our financial condition could be harmed.

Our customers demand that our products meet stringent quality, performance and reliability standards. We have, from time to time, experienced problems in satisfying such standards. Defects or failures have occurred in the past, and may in the future occur, relating to our product quality, performance and reliability. From time to time, our customers also require us to implement specific changes to our products to allow these products to operate within their specific network configurations. If we are unable to remedy these failures or defects or if we cannot effect such required product modifications, we could experience lost revenues, increased costs, including inventory write-offs, warranty expense and costs associated with customer support, delays in, or cancellations or rescheduling of, orders or shipments and product returns or discounts, any of which would harm our business.

Some of our business is subject to U.S. government procurement laws and regulations.

We must comply with certain laws and regulations relating to the formation, administration and performance of federal government contracts. These laws and regulations affect how we conduct business with our federal government contracts, including the business that we do as a subcontractor. In complying with these laws and regulations, we may incur additional costs, and non-compliance may lead to the assessment of fines and penalties, including contractual damages, or the loss of business.

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Failure to comply with anti-bribery, anti-corruption, anti-money laundering laws, and similar laws, or allegations of such failure, could have a material adverse effect on our business, financial condition and operating results.

We are subject to various anti-bribery, anti-corruption, anti-money laundering laws, including the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the U.S. Travel Act, the USA PATRIOT Act, the United Kingdom Bribery Act 2010, the Proceeds of Crime Act 2002, Chapter 9 (sub-chapter 5) of the Israeli Penal Law, 1977, the Israeli Prohibition on Money Laundering Law–2000, and possibly other similar laws in countries outside of the United States in which we conduct our business. Anti-corruption and anti-bribery laws have been enforced aggressively in recent years and are interpreted broadly to generally prohibit companies, their employees, agents, representatives, business partners, and third-party intermediaries from authorizing, offering, or providing, directly or indirectly, improper payments or benefits to recipients in the public or private sector.

We, our employees, agents, representatives, business partners and third-party intermediaries may have direct or indirect interactions with officials and employees of government agencies or state-owned or affiliated entities and may be held liable for the corrupt or other illegal activities of these employees, agents, representatives, business partners or third-party intermediaries even if we do not explicitly authorize such activities.

These laws also require that we keep accurate records and maintain internal controls and compliance procedures designed to prevent any such actions. While we have policies and procedures to address compliance with such laws, we cannot assure you that none of our employees, agents, representatives, business partners or third-party intermediaries will take actions in violation of our policies and applicable law, for which we may be ultimately held responsible. In addition, we may be held liable for violations committed of the FCPA or similar foreign laws by companies that we acquire.

Any alleged or actual violation of the FCPA or other applicable anti-bribery, anti-corruption laws, and anti-money laundering laws could result in whistleblower complaints, investigations, enforcement actions, fines and other criminal or civil sanctions, adverse media coverage, loss of export privileges, or suspension or termination of government contracts. Responding to any investigation or enforcement action would require significant attention of our management and resources, including significant defense costs and other professional fees. Failure to comply with anti-bribery, anti-corruption, anti-money laundering laws, and similar laws, or allegations of such failure, could therefore have a material adverse effect on our business, results of operations, financial condition and future prospects.

Risks Related to Our Business and Industry - Microphase

Microphase has a history of losses and our future profitability on a quarterly or annual basis is uncertain, which could have a harmful effect on our business and the value of our company.

During the past three fiscal years Microphase has incurred losses from operations. These losses are attributable to lower volumes of its products sold to major defense contractors partially as a result of the overall reduction in defense spending and sequestration by the U.S. Congress. Since the financial crisis of 2008, Microphase has been significantly short of capital needed to acquire parts for production of its products to complete orders for such products. At times, Microphase has not had the cash available to make advance payments for the purchase of parts, and then, as a consequence, Microphase would not receive the parts from its vendors required to finish a customer order. This would then delay the delivery of products to customers, and would also delay recognition of the resulting revenues and the receipt of cash from the customer. Sometimes after experiencing a delay in delivery of an order from Microphase, the customer would not place its next order with Microphase, resulting in a loss of business.

Microphase’s future profitability depends upon many factors, including several that are beyond its control. These factors include, without limitation:

•	changes in the demand for ITS products and services;
•	loss of key customers or contracts;
•	the introduction of competitive products;
•	the failure to gain market acceptance of ITS new and existing products; and
•	the failure to successfully and cost effectively develop, introduce and market new products, services and product enhancements in a timely manner.

In addition, Microphase is incurring significant legal, accounting, and other expenses related to being a reporting company without there being a trading market for any of its securities. As a result of these expenditures, Microphase will have to generate and sustain increased revenue to achieve and maintain future profitability.

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A large percentage of Microphase’s current revenue is derived from prime defense contractors to the U.S. government and its allies, and the loss of these relationships, a reduction in U.S. government funding or a change in U.S. government spending priorities or bidding processes could have an adverse impact on its business, financial condition, results of operations and cash flows.

  Microphase is highly dependent on sales to major defense contractors of the U.S. military and its allies, including Lockheed Martin, Raytheon, BAE Systems and SAAB. The percentages of its revenue that were derived from sales to these named major defense contractors and directly to the U.S. Government were 50.7% in fiscal 2020 and 51.5% in fiscal 2019. Therefore, any significant disruption or deterioration of Microphase’s relationship with any such major defense contractors or the U.S. Government could materially reduce its revenue. During the year ended December 31, 2020 there were five customers that accounted for more than 10% of Microphase’s sales:  BAE Systems, Boeing/Argonist, Inc., DFAS Columbus Center, Raytheon Company and Sierra Nevada Corporation. During the year ended December 31, 2019 there were two customers that accounted for more than 10% of Microphase’s sales: BAE Systems and DFAS Columbus Center. Microphase’s competitors continuously engage in efforts to expand their business relationships with the same major defense contractors and the U.S. Government and will continue these efforts in the future, and the U.S. Government may choose to use other contractors. Microphase expects that a majority of the business that it seeks will be awarded through competitive bidding. Microphase operates in highly competitive markets and its competitors have more extensive or more specialized engineering, manufacturing and marketing capabilities than Microphase does in many areas, and Microphase may not be able to continue to win competitively awarded contracts or to obtain task orders under multi-award contracts. Further, the competitive bidding process involves significant cost and managerial time to prepare bids and proposals for contracts that may not be awarded to Microphase, as well as the risk that Microphase may fail to accurately estimate the resources and costs required to fulfill any contract awarded to us. Following any contract award, Microphase may experience significant expense or delay, contract modification or contract rescission as a result of its competitors protesting or challenging contracts awarded to it in competitive bidding. Major defense contractors to whom Microphase supplies components for systems must compete with other major defense contractors (to which Microphase may not supply components) for military orders from the U.S. Government.

In addition, Microphase competes with other policy needs, which may be viewed as more necessary, for limited resources and an ever-changing amount of available funding in the budget and appropriation process. Budget and appropriations decisions made by the U.S. Government are outside of Microphase control and have long-term consequences for its business. U.S. Government spending priorities and levels remain uncertain and difficult to predict and are affected by numerous factors, including until recently sequestration (automatic, across-the-board U.S. Government budgetary spending cuts), and the purchase of our products could be superseded by alternate arrangements. While the US defense budget was recently increased, there can be no assurance that this increase will be maintained for the foreseeable future, particularly in light of the recent federal expenditures the federal government has made with a view to ameliorating the economic damage suffered as a result of COVID-19. A change in U.S. Government spending priorities or an increase in non-procurement spending at the expense of our programs, or a reduction in total U.S. Government spending, could have material adverse consequences on Microphase’s future business.

Microphase’s U.S. government contracts may be terminated by the federal government at any time prior to their completion, which could lead to unexpected loss of sales and reduction in Microphase’s backlog.

Under the terms of Microphase’s U.S. government contracts, the U.S. government may unilaterally:

•	terminate or modify existing contracts;
•	reduce the value of existing contracts through partial termination; and
•	delay the payment of Microphase’s invoices by government payment offices.

The federal government can terminate or modify any of its contracts with Microphase or its prime contractors either for the federal government’s convenience, or if Microphase or its prime contractors default, by failing to perform under the terms of the applicable contract. A termination arising out of Microphase’s default could expose it to liability and have a material adverse effect on its ability to compete for future federal government contracts and subcontracts. If the federal government or its prime contractors terminate and/or materially modify any of Microphase’s contracts or if any applicable options are not exercised, Microphase’s failure to replace sales generated from such contracts would result in lower sales and would adversely affect its earnings, which could have a material adverse effect on Microphase’s business, results of operations and financial condition. Microphase’s backlog as of December 31, 2020 was approximately $5.5 million. Microphase’s backlog could be adversely affected if contracts are modified or terminated.

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Microphase’s products with military applications are subject to export regulations, and compliance with these regulations may be costly.

Microphase is required to obtain export licenses before filling foreign orders for many of its products that have military or other governmental applications. United States Export Administration regulations control technology exports like its products for reasons of national security and compliance with foreign policy, to guarantee domestic reserves of products in short supply and, under certain circumstances, for the security of a destination country. Thus, any foreign sales of its products requiring export licenses must comply with these general policies. Compliance with these regulations is costly, and these regulations are subject to change, and any such change may require Microphase to improve its technologies, incur expenses or both in order to comply with such regulations.

Microphase depends on U.S. government contracts issued to major defense contractors, which often are only partially funded, subject to immediate termination, and heavily regulated and audited. The termination or failure to fund, or negative audit findings for, one or more of these contracts could have an adverse impact on Microphase’s business.

Over its lifetime, a U.S. Government program awarded to a major defense contractor may be implemented by the award of many different individual contracts and subcontracts. The funding of U.S. Government programs is subject to Congressional appropriations. Although multi-year contracts may be authorized and appropriated in connection with major procurements, Congress generally appropriates funds on a fiscal year basis. Procurement funds are typically made available for obligations over the course of one to three years. Consequently, programs often receive only partial funding initially, and additional funds are designated only as Congress authorizes further appropriations. The termination of funding for a U.S. Government program with respect to major defense contractors for which Microphase is a subcontractor would result in a loss of anticipated future revenue attributable to that program, which could have an adverse impact on its operations. In addition, the termination of, or failure to commit additional funds to, a program for which Microphase is a subcontractor could result in lost revenue and increase its overall costs of doing business.

Generally, U.S. Government contracts are subject to oversight audits by U.S. Government representatives. Such audits could result in adjustments to Microphase’s contract costs. Any costs found to be improperly allocated to a specific contract will not be reimbursed, and such costs already reimbursed must be refunded. Microphase has recorded contract revenues based on costs Microphase expect to realize upon final audit. However, Microphase does not know the outcome of any future audits and adjustments, and Microphase may be required to materially reduce its revenues or profits upon completion and final negotiation of audits. Negative audit findings could also result in termination of a contract, forfeiture of profits, suspension of payments, fines and suspension or debarment from U.S. Government contracting or subcontracting for a period of time.

In addition, U.S. Government contracts generally contain provisions permitting termination, in whole or in part, without prior notice at the U.S. Government’s convenience upon the payment only for work done and commitments made at the time of termination. Microphase can give no assurance that one or more of the U.S. Government contracts with a major defense contractor under which Microphase provides component products will not be terminated under these circumstances. Also, Microphase can give no assurance that it will be able to procure new contracts to offset the revenue or backlog lost as a result of any termination of its U.S. Government contracts. Because a significant portion of Microphase’s revenue is dependent on its performance and payment under its U.S. Government contracts, the loss of one or more large contracts could have a material adverse impact on its business, financial condition, results of operations and cash flows.

Microphase’s government business also is subject to specific procurement regulations and other requirements. These requirements, though customary in U.S. Government contracts, increase its performance and compliance costs. In addition, these costs might increase in the future, thereby reducing Microphase’s margins, which could have an adverse effect on its business, financial condition, results of operations and cash flows. Failure to comply with these regulations and requirements could lead to fines, penalties, repayments, or compensatory or treble damages, or suspension or debarment from U.S. Government contracting or subcontracting for a period of time. Among the causes for debarment are violations of various laws, including those related to procurement integrity, export control, U.S. Government security regulations, employment practices, protection of the environment, accuracy of records, proper recording of costs and foreign corruption. The termination of a U.S. Government contract or relationship as a result of any of these acts would have an adverse impact on Microphase’s operations and could have an adverse effect on its standing and eligibility for future U.S. Government contracts.

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Microphase’s business could be negatively impacted by cybersecurity threats and other security threats and disruptions.

As a U.S. Government defense contractor, Microphase faces certain security threats, including threats to its information technology infrastructure, attempts to gain access to its proprietary or classified information, threats to physical security, and domestic terrorism events. Microphase’s information technology networks and related systems are critical to the operation of its business and essential to its ability to successfully perform day-to-day operations. Microphase is also involved with information technology systems for certain customers and other third parties, which generally face similar security threats. Cybersecurity threats in particular, are persistent, evolve quickly and include, but are not limited to, computer viruses, attempts to access information, denial of service and other electronic security breaches. Microphase believes that it has implemented appropriate measures and controls and has invested in skilled information technology resources to appropriately identify threats and mitigate potential risks, but there can be no assurance that such actions will be sufficient to prevent disruptions to mission critical systems, the unauthorized release of confidential information or corruption of data. A security breach or other significant disruption involving these types of information and information technology networks and related systems could:

•	disrupt the proper functioning of these networks and systems and therefore its operations and/or those of certain of its customers;
•	result in the unauthorized access to, and destruction, loss, theft, misappropriation or release of, proprietary, confidential, sensitive or otherwise valuable information of Microphase or its customers, including trade secrets, which others could use to compete against Microphase or for disruptive, destructive or otherwise harmful purposes and outcomes;
•	compromise national security and other sensitive government functions;
•	require significant management attention and resources to remedy the damages that result;
•	subject Microphase to claims for breach of contract, damages, credits, penalties or termination; and
•	damage Microphase’s reputation with its customers (particularly agencies of the U.S. Government) and the public generally.

Any or all of the foregoing could have a negative impact on its business, financial condition, results of operations and cash flows.

Microphase enters into fixed-price contracts that could subject it to losses in the event of cost overruns or a significant increase in inflation.

Microphase has a number of fixed-price contracts which allow it to benefit from cost savings but subject it to the risk of potential cost overruns, particularly for firm fixed-price contracts, because Microphase assumes the entire cost burden. If its initial estimates are incorrect, Microphase can lose money on these contracts. U.S. Government contracts can expose Microphase to potentially large losses because the U.S. Government can hold Microphase responsible for completing a project or, in certain circumstances, paying the entire cost of its replacement by another provider regardless of the size or foreseeability of any cost overruns that occur over the life of the contract. Because many of these contracts involve new technologies and applications, unforeseen events such as technological difficulties, fluctuations in the price of raw materials, problems with its suppliers and cost overruns, can result in the contractual price becoming less favorable or even unprofitable to Microphase. The U.S. and other countries also may experience a significant increase in inflation. A significant increase in inflation rates could have a significant adverse impact on the profitability of these contracts. Furthermore, if Microphase does not meet contract deadlines or specifications, Microphase may need to renegotiate contracts on less favorable terms, be forced to pay penalties or liquidated damages or suffer major losses if the customer exercises its right to terminate. In addition, some of its contracts have provisions relating to cost controls and audit rights, and if Microphase fails to meet the terms specified in those contracts Microphase may not realize their full benefits. Microphase’s results of operations are dependent on its ability to maximize its earnings from its contracts. Cost overruns could have an adverse impact on its financial results.

Compliance with the regulations, standards, and contractual obligations related to privacy, data protection, and data security, may cause us to incur additional expenses and failure to comply with such obligations could harm our business and future results of operations.

We expect that the regulatory framework for privacy, data protection and data security will continue to evolve, which may result in additional operating costs for internal compliance and risks to our business. In the European Union, the General Data Protection Regulation (“GDPR”) contains robust obligations on data processors and heavy documentation requirements for data protection compliance programs by companies. Among other requirements, the GDPR regulates the transfer of personal data subject to the GDPR to third countries that have not been found to provide adequate protection to such personal data, including the United States. In the European Union, informed consent may be required for the use of cookies and direct electronic marketing. The GDPR also imposes conditions on obtaining valid consent. Failure to comply with the GDPR could result in penalties for noncompliance (including possible fines of up to the greater of EUR20 million and 4% of our global annual revenue for the preceding financial year for the most serious violations, as well as the right to compensation for financial or non-financial damages claimed by individuals under Article 82 of the GDPR).

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In addition to the GDPR, the European Commission has another draft regulation in the approval process that focuses on the right to privacy. The proposed regulation, known as the ePrivacy Regulation would replace the member state laws that implement the current European Union ePrivacy Directive. The ePrivacy Regulation will significantly increase fines for non-compliance.

The United Kingdom has enacted a Data Protection Act substantially implementing the GDPR, effective in May 2018, which was further amended to align more substantially with the GDPR following Brexit. It is unclear how United Kingdom data protection laws or regulations will develop and how data transfers to and from the United Kingdom will be regulated in the future.

Risks Related to Our Business and Industry - Enertec

Potential political, economic and military instability in Israel could adversely affect our operations.

A significant portion of our business is conducted through Enertec, our Israeli subsidiary. Accordingly, political, economic and military conditions in Israel and the surrounding region may directly affect our Israeli operations. In recent years, Israel has been involved in sporadic armed conflicts with Hamas, an Islamist terrorist group that controls the Gaza Strip, with Hezbollah, an Islamist terrorist group that controls large portions of Southern Lebanon, and with Iranian-backed military forces in Syria. Some of these hostilities were accompanied by missile strikes from the Gaza Strip against civilian targets in various parts of Israel, including areas in which our facilities are located, and negatively affected business conditions in Israel. The change in the United States Presidency may change the dynamics in the Middle East as forces hostile to the existence of Israel seek to reverse the recent stability and commercial opportunities created by the Abraham Accords. For example, there have been increasing concerns related to a potential attack by Iran. The tension between Israel and Iran and/or these groups may escalate in the future and turn even more violent, which could affect the Israeli economy in general and us in particular.

Our commercial insurance does not cover losses that may occur as a result of events associated with war and terrorism. Although the Israeli government currently covers the reinstatement value of direct damages that are caused by terrorist attacks or acts of war, we cannot assure you that this government coverage will be maintained or that it will sufficiently cover our potential damages. Any losses or damages incurred by us could have a material adverse effect on our business.

In addition, Israel-based companies and companies doing business with Israel have been the subject of an economic boycott by members of the Arab League and certain other predominantly Muslim countries since Israel’s establishment. Although Israel has entered into various agreements with certain Arab countries and the Palestinian Authority, and various declarations have been signed in connection with efforts to resolve some of the economic and political problems in the Middle East, we cannot predict whether or in what manner these problems will be resolved. Wars and acts of terrorism have resulted in significant damage to the Israeli economy, including reducing the level of foreign and local investment.

Additionally, Israel has had three elections over the past 18 months and its coalition government collapsed in December 2020 following the failure by the parliament to pass an annual budget. A new election for the Knesset occurred on March 23, 2021 with no party able to win a parliamentary majority. This turmoil has negatively impacted and could in the future continue to impact the ability of the Israeli Ministry of Defense to adopt a new budget, enter into new programs and make timely payments to its suppliers, which in turn could adversely affect our operations in Israel and our operating results.

Many of our Enertec employees are obligated to perform military reserve duty in Israel, which could have a disruptive impact on our business.

Generally, Israeli adult male and certain female citizens and permanent residents are obligated to perform annual military reserve duty in the Israel Defense Forces up to a specified age. They also may be called to active military duty at any time under emergency circumstances. These military service obligations could have a disruptive impact on our business, if hostilities develop in the future.

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Enertec may become subject to claims for remuneration or royalties for assigned service invention rights by its employees, which could result in litigation and harm our business.

A significant portion of the intellectual property covered by Enertec’s products has been developed by Enertec’s employees in the course of their employment for Enertec. Under the Israeli Patent Law, 5727-1967, or the Patent Law, and recent decisions by the Israeli Supreme Court and the Israeli Compensation and Royalties Committee, a body constituted under the Patent Law, Israeli employees may be entitled to remuneration for intellectual property that they develop for us unless they explicitly waive any such rights. To the extent that Enertec is unable to enter into agreements with its future employees pursuant to which they agree that any inventions created in the scope of their employment or engagement are owned exclusively by Enertec (as it has done in the past), Enertec may face claims demanding remuneration. As a consequence of such claims, Enertec could be required to pay additional remuneration or royalties to its current and former employees, or be forced to litigate such claims, which could negatively affect its business.

Compliance with the regulations, standards, and contractual obligations related to privacy, data protection, and data security, may cause us to incur additional expenses and failure to comply with such obligations could harm our business and future results of operations.

In Israel, the Ministry of Justice has recently published a draft bill proposing to amend the Israeli Privacy Protection Law 5741-1981 to align it more closely with the European data privacy regulatory framework, and further changes may be introduced in the near future. Adoption of a GDPR-like regime in Israel would require Enertec to sign agreements with entities with whom it shares personal data covered under such regime and provide notice of the collection of such data as well as the use of “cookies” along with posting “opt out” provisions on its website. Compliance with these requirements may require amendments to Enertec internal policies, business practices and data handling protocols.

If we were to be found in violation of any applicable laws or regulations relating to privacy, data protection, or security, our business may be materially and adversely affected, and we would likely have to change our business practices. In addition, these laws and regulations could impose significant costs on us and could constrain our ability to use and process data in a commercially desirable manner. In addition, if a breach of data security, or a violation of laws and regulations relating to privacy, data protection or data security were to occur or to be alleged to have occurred, our reputation would be damaged, and our business and results of operations could be materially and adversely affected.

Risks Related to Our Business and Industry – Relec

The third parties on which we rely to supply certain products are located outside the United States.

Relec distributes products from foreign manufacturers located in Asia. Our future operating results will depend, among other things, on our ability to continue to rely on these arrangements. If we are no longer able to rely on these or other similar arrangements for the supply of certain products, or if our cost of relying on such arrangements materially increases, as the result of the imposition of or changes in customs, tariffs, quotas, trade barriers, or other trade protection measures, or otherwise, it could have a materially adverse effect on our business, financial condition, and operating results.

Our strategic focus on our custom power supply solution competencies and concurrent cost reduction plans may be ineffective or may limit our ability to compete.

As a result of our strategic focus on custom power supply solutions, we will continue to devote significant resources to developing and manufacturing custom power supply solutions for a large number of customers, where each product represents a uniquely tailored solution for a specific customer’s requirements. Failure to meet these customer product requirements or a failure to meet production schedules and/or product quality standards may put us at risk with one or more of these customers. Moreover, changes in market conditions and strategic changes at the direction of our customers may affect their decision to continue to purchase from us. The loss of one or more of our significant custom power supply solution customers could have a material adverse impact on our revenues, business or financial condition.

We have also implemented a series of initiatives designed to increase efficiency and reduce costs. While we believe that these actions will reduce costs, they may not be sufficient to achieve the required operational efficiencies that will enable us to respond more quickly to changes in the market or result in the improvements in our business that we anticipate. In such event, we may be forced to take additional cost-reducing initiatives, including those involving our personnel, which may negatively impact quarterly earnings and profitability as we account for severance and other related costs. In addition, there is the risk that such measures could have long-term adverse effects on our business by reducing our pool of talent, decreasing or slowing improvements in our products or services, making it more difficult for us to respond to customers, limiting our ability to increase production quickly if and when the demand for our solutions increases and limiting our ability to hire and retain key personnel. These circumstances could cause our earnings to be lower than they otherwise might be.

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Risks Related to Ownership of Our Common Stock

If we do not continue to satisfy the NYSE American continued listing requirements, our common stock could be delisted from NYSE American.

The listing of our common stock on the NYSE American is contingent on our compliance with the NYSE American’s conditions for continued listing. On July 24, 2020, we were notified by the NYSE American that we were no longer in compliance with the NYSE American continued listing standards because our reported stockholders' equity was below continued listing standards. The NYSE American requires that a listed company's stockholders' equity be $6.0 million or more if it has reported losses from continuing operations and/or net losses in its five most recent fiscal years.

Following submission of our compliance plan demonstrating how we intend to regain compliance with the continued listing standards, we were notified on October 8, 2020, that the NYSE American granted us a listing extension on the basis of our plan until January 24, 2022. We are subject to periodic review by NYSE American staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in our common stock being delisted from the NYSE American. On January 4, 2021, we were notified by the NYSE American we failed to comply with the NYSE American continued listing standards because of our inability to hold an annual meeting of stockholders no later than one year after the end of our last fiscal year. In light of our continued losses and inability to obtain quorum for our annual meeting, there is no assurance that we will be able to regain compliance with the NYSE American continued listing standards. If we fail to meet the NYSE American listing requirement, we may be subject to delisting by the NYSE American. In the event our common stock is no longer listed for trading on the NYSE American, our trading volume and share price may decrease and we may experience further difficulties in raising capital which could materially affect our operations and financial results. Further, delisting from the NYSE American could also have other negative effects, including potential loss of confidence by partners, lenders, suppliers and employees and could also trigger various defaults under our lending agreements and other outstanding agreements. Finally, delisting could make it harder for us to raise capital and sell securities. You may experience future dilution as a result of future equity offerings. In order to raise additional capital, we may in the future offer additional shares of our common stock or other securities convertible into or exchangeable for our common stock at prices that may not be the same as the price per share in this offering. We may sell shares or other securities in any other offering at a price per share that is less than the price per share paid by investors in this offering, and investors purchasing shares or other securities in the future could have rights superior to existing stockholders. The price per share at which we sell additional shares of our common stock, or securities convertible or exchangeable into common stock, in future transactions may be higher or lower than the price per share paid by investors in this offering.

Our common stock price is volatile; Volatility in our common stock price may subject us to securities litigation.

Our common stock is listed on the NYSE American. In the past, our trading price has fluctuated widely, depending on many factors that may have little to do with our operations or business prospects. During the past year, through April 12, 2021, our stock price traded between $0.53 per share and $10.94 per share as reported on Nasdaq.com. Further, during the first quarter of 2018, our common stock closed at a high of $2,880.00 per share as reported on Nasdaq.com. On April 12, 2021, our common stock closed at $2.98.

Stock markets, in general, have experienced, and continue to experience, significant price and volume volatility, and the market price of our common stock may continue to be subject to similar market fluctuations unrelated to our operating performance or prospects. This increased volatility, coupled with depressed economic conditions, could continue to have a depressive effect on the market price of our common stock. The following factors, many of which are beyond our control, may influence our stock price:

•	the status of our growth strategy including the development of new products with any proceeds we may be able to raise in the future;
•	announcements of technological or competitive developments;
•	announcements or expectations of additional financing efforts;
•	our ability to market new and enhanced products on a timely basis;
•	changes in laws and regulations affecting our business;

commencement of, or involvement in, litigation involving us;

•	regulatory developments affecting us, our customers or our competitors;
•	announcements regarding patent or other intellectual property litigation or the issuance of patents to us or our competitors or updates with respect to the enforceability of patents or other intellectual property rights generally in the US or internationally;

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•	actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;
•	changes in the market’s expectations about our operating results;
•	our operating results failing to meet the expectations of securities analysts or investors in a particular period;
•	changes in the economic performance or market valuations of our competitors;
•	additions or departures of our executive officers;
•	sales or perceived sales of our common stock by us, our insiders or our other stockholders;
•	share price and volume fluctuations attributable to inconsistent trading volume levels of our shares; and
•	general economic, industry, political and market conditions and overall fluctuations in the financial markets in the United States and abroad, including as a result of ongoing COVID-19 pandemic.

In addition, the securities markets have, from time to time, experienced significant price and volume fluctuations that are not related to the operating performance of particular companies. Any of these factors could result in large and sudden changes in the volume and trading price of our common stock and could cause our stockholders to incur substantial losses. In the past, following periods of volatility in the market price of a company’s securities, stockholders have often instituted securities class action litigation against that company. If we were involved in a class action suit or other securities litigation, it would divert the attention of our senior management, require us to incur significant expense and, whether or not adversely determined, have a material adverse effect on our business, financial condition, results of operations and prospects.

We have a substantial number of convertible notes, warrants, options and preferred stock outstanding that could affect our price.

Due to a number of financings, we have a substantial number of shares that are subject to issuance pursuant to outstanding convertible debt, warrants and options. These conversion prices and exercise prices range from $0.88 to $2,000 per share of common stock. As of the date of this Annual Report, the number of shares of common stock subject to convertible notes, warrants, options and preferred stock were 440,862, 3,309,060, 850,925 and 2,232, respectively. The issuance of common stock pursuant to convertible notes, warrants, options and preferred stock at conversion or exercise prices less than market prices may have the effect of limiting an increase in market price of our common stock until all of these underling shares have been issued.

The issuance of shares of our Class B Common Stock to our management or others could provide such persons with voting control leaving our other stockholders unable to elect our directors and the holders of our shares of common stock will have little influence over our Management.

Although there are currently no shares of our Class B Common Stock issued and outstanding, our certificate of incorporation authorizes the issuance of 25,000,000 shares of Class B Common Stock. Each share of Class B Common Stock provides the holder thereof with ten (10) votes on all matters submitted to a stockholder vote. Our certificate of incorporation does not provide for cumulative voting for the election of directors. Any person or group who controls or can obtain more than 50% of the votes cast for the election of each director will control the election of directors and the other stockholders will not be able to elect any directors or exert any influence over management decisions. As a result of the super-voting rights of our shares of Class B Common Stock, the issuance of such shares to our management or others could provide such persons with voting control and our other stockholders will not be able to elect our directors and will have little influence over our management. While we are listed on the NYSE American or any other national securities exchange it is highly unlikely that we would issue any shares of Class B Common Stock as doing so would jeopardize our continued listing on any such exchange. However, if were to be delisted for some other reason and our shares of Class A Common Stock trade on an over-the-counter market, then we would face no restriction on issuing shares of Class B Common Stock.

General Risk Factors

Our limited operating history makes it difficult to evaluate our future business prospects and to make decisions based on our historical performance.

Although our executive officers have been engaged in the industries in which we operate for varying degrees of time, we did not begin operations of our current business until recently. We have a very limited operating history in our current form, which makes it difficult to evaluate our business on the basis of historical operations. As a consequence, it is difficult, if not impossible, to forecast our future results based upon our historical data. Reliance on our historical results may not be representative of the results we will achieve, and for certain areas in which we operate, principally those unrelated to defense contracting, will not be indicative at all. Because of the uncertainties related to our lack of historical operations, we may be hindered in our ability to anticipate and timely adapt to increases or decreases in sales, product costs or expenses. If we make poor budgetary decisions as a result of unreliable historical data, we could be less profitable or incur losses, which may result in a decline in our stock price.

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If we make any additional acquisitions, they may disrupt or have a negative impact on our business.

We have plans to eventually make additional acquisitions beyond Microphase, Enertec, Relec and the Facility. Whenever we make acquisitions, we could have difficulty integrating the acquired companies’ personnel and operations with our own. In addition, the key personnel of the acquired business may not be willing to work for us. We cannot predict the effect expansion may have on our core business. Regardless of whether we are successful in making an acquisition, the negotiations could disrupt our ongoing business, distract our management and employees and increase our expenses. In addition to the risks described above, acquisitions are accompanied by a number of inherent risks, including, without limitation, the following:

•	If Relec senior management and/or management of future acquired companies terminate their employment prior to our completion of integration;

•	difficulty of integrating acquired products, services or operations;

•	integration of new employees and management into our culture while maintaining focus on operating efficiently and providing consistent, high-quality goods and services;

•	potential disruption of the ongoing businesses and distraction of our management and the management of acquired companies;

•	unanticipated issues with transferring customer relationships;

•	complexity associated with managing our combined company;

•	difficulty of incorporating acquired rights or products into our existing business;

•	difficulties in disposing of the excess or idle facilities of an acquired company or business and expenses in maintaining such facilities;

•	difficulties in maintaining uniform standards, controls, procedures and policies;

•	potential impairment of relationships with employees and customers as a result of any integration of new management personnel;

•	potential inability or failure to achieve additional sales and enhance our customer base through cross-marketing of the products to new and existing customers;

•	effect of any government regulations which relate to the business acquired; and

•	potential unknown liabilities associated with acquired businesses or product lines, or the need to spend significant amounts to retool, reposition or modify the marketing and sales of acquired products or the defense of any litigation, whether or not successful, resulting from actions of the acquired company prior to our acquisition.

Our business could be severely impaired if and to the extent that we are unable to succeed in addressing any of these risks or other problems encountered in connection with these acquisitions, many of which cannot be presently identified, these risks and problems could disrupt our ongoing business, distract our management and employees, increase our expenses and adversely affect our results of operations.

We may not be able to successfully identify suitable acquisition targets and complete acquisitions to meet our growth strategy, and even if we are able to do so, we may not realize the full anticipated benefits of such acquisitions, and our business, financial conditions and results of operations may suffer.

Increasing revenues through acquisitions is one of the key components of our growth strategy. Identifying suitable acquisition candidates can be difficult, time-consuming and costly, and we may not be able to identify suitable candidates or complete acquisitions in a timely manner, on a cost-effective basis or at all.

We will have to pay cash, incur debt, or issue equity as consideration in any future acquisitions, each of which could adversely affect our financial condition or the market price of our common stock. The sale of equity or issuance of equity-linked debt to finance any future acquisitions could result in dilution to our stockholders. The incurrence of indebtedness would result in increased fixed obligations and could limit our flexibility in managing our business due to covenants or other restrictions contained in debt instruments.

Further, we may not be able to realize the anticipated benefits of completed acquisitions. Some acquisition targets may not have a developed business or are experiencing inefficiencies and incur losses. Additionally, small defense contractors which we consider suitable acquisition targets may be uniquely dependent on their prior owners and the loss of such owners’ services following the completion of acquisitions may adversely affect their business. Therefore, we may lose our investment in the event that the acquired businesses do not develop as planned or that we are unable to achieve the anticipated cost efficiencies or reduction of losses.

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Additionally, our acquisitions have previously required, and any similar future transactions may also require, significant management efforts and expenditures. Regardless of whether we are successful in making an acquisition, the negotiations could disrupt our ongoing business, divert the attention of our management and key employees and increase our expenses.

No assurance of successful expansion of operations.

Our significant increase in the scope and the scale of our operations, including the hiring of additional personnel, has resulted in significantly higher operating expenses. We anticipate that our operating expenses will continue to increase. Expansion of our operations may also make significant demands on our management, finances and other resources. Our ability to manage the anticipated future growth, should it occur, will depend upon a significant expansion of our accounting and other internal management systems and the implementation and subsequent improvement of a variety of systems, procedures and controls. We cannot assure that significant problems in these areas will not occur. Failure to expand these areas and implement and improve such systems, procedures and controls in an efficient manner at a pace consistent with our business could have a material adverse effect on our business, financial condition and results of operations. We cannot assure that attempts to expand our marketing, sales, manufacturing and customer support efforts will succeed or generate additional sales or profits in any future period. As a result of the expansion of our operations and the anticipated increase in our operating expenses, along with the difficulty in forecasting revenue levels, we expect to continue to experience significant fluctuations in its results of operations.

We may be unable to successfully expand our production capacity, which could result in material delays, quality issues, increased costs and loss of business opportunities, which may negatively impact our product margins and profitability.

Part of our future growth strategy is to increase our production capacity to meet increasing demand for our goods. Assuming we obtain sufficient funding to increase our production capacity, any projects to increase such capacity may not be constructed on the anticipated timetable or within budget. We may also experience quality control issues as we implement any production upgrades. Any material delay in completing these projects, or any substantial cost increases or quality issues in connection with these projects could materially delay our ability to bring our products to market and adversely affect our business, reduce our revenue, income and available cash, all of which could harm our financial condition.

If we fail to establish and maintain an effective system of internal control over financial reporting, we may not be able to report our financial results accurately or prevent fraud. Any inability to report and file our financial results accurately and timely could harm our reputation and adversely impact the trading price of our common stock.

Effective internal control over financial reporting is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operations and access to capital. We have carried out an evaluation under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the most recent period covered by this report. Based on the foregoing, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weaknesses described below.

A material weakness is a deficiency, or a combination of deficiencies, within the meaning of Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 5, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. Management has identified the following material weakness which has caused management to conclude that as of December 31, 2020 our internal control over financial reporting (“ICFR”) was not effective at the reasonable assurance level:

We do not have sufficient resources in our accounting function, which restricts our ability to gather, analyze and properly review information related to financial reporting, including fair value estimates, in a timely manner. In addition, due to our size and nature, segregation of all conflicting duties may not always be possible and may not be economically feasible. However, to the extent possible, the initiation of transactions, the custody of assets and the recording of transactions should be performed by separate individuals. Management evaluated the impact of our failure to have segregation of duties during our assessment of our disclosure controls and procedures and concluded that the control deficiency that resulted represented a material weakness.

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Planned Remediation

Management, in coordination with the input, oversight and support of our Board of Directors, has identified the measures below to strengthen our control environment and internal control over financial reporting.

On August 19, 2020, Mr. Horne resigned as our Chief Financial Officer and was appointed our President, and later became our Chief Executive Officer. Mr. Cragun, who had served as the Company’s Chief Accounting Officer since October 1, 2018, succeeded Mr. Horne as the Chief Financial Officer of the Company. In January 2018, we engaged the services of a financial accounting advisory firm. In January 2019, we hired a Senior Vice President of Finance. In May 2019, we hired an Executive Vice President and General Counsel, who later became our President and General Counsel. Finally, in January 2021, we hired a Director of Reporting. These individuals were tasked with expanding and monitoring the Company’s internal controls, to provide an additional level of review of complex financial issues and to assist with financial reporting. On October 7, 2019, we created an Executive Committee which is currently comprised of our Executive Chairman, Chief Executive Officer and President. The Executive Committee meets on a daily basis to address the Company’s critical needs and provides a forum to approve transactions which are communicated to the Company’s Chief Financial Officer and Senior Vice President of Finance on a bi-weekly basis by our Chief Executive Officer, who also reviews all of the Company’s material transactions and reviews the financial performance of each of our subsidiaries. On December 16, 2020, in consultation with the Chairman of the Audit Committee, we engaged a professional services firm to review management’s assessment of compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and to identify internal control process improvement opportunities. While these changes have improved and simplified our internal processes and resulted in enhanced controls, these enhancements have not been operating for a sufficient period of time for management to conclude, through testing, that these controls are operating effectively. Further, as we continue to expand our internal accounting department, the Chairman of the Audit Committee shall perform the following:

•	assists with documentation and implementation of policies and procedures and monitoring of controls, and

•	reviews all anticipated transactions that are not considered in the ordinary course of business to assist in the early identification of accounting issues and ensure that appropriate disclosures are made in the Company’s financial statements.

We are currently working to further improve and simplify our internal processes and implement enhanced controls, as discussed above, to address the material weakness in our internal control over financial reporting and to remedy the ineffectiveness of our disclosure controls and procedures. This material weakness will not be considered to be remediated until the applicable remediated controls are operating for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

If our accounting controls and procedures are circumvented or otherwise fail to achieve their intended purposes, our business could be seriously harmed.

We evaluate our disclosure controls and procedures as of the end of each fiscal quarter, and annually review and evaluate our internal control over financial reporting in order to comply with the Commission’s rules relating to internal control over financial reporting adopted pursuant to the Sarbanes-Oxley Act of 2002. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. If we fail to maintain effective internal control over financial reporting or our management does not timely assess the adequacy of such internal control, we may be subject to regulatory sanctions, and our reputation may decline.

We face significant competition, including changes in pricing.

The markets for our products are both competitive and price sensitive. Many competitors have significant financial, operations, sales and marketing resources, plus experience in research and development, and compete with us by offering lower prices. Competitors could develop new technologies that compete with our products to achieve a lower unit price. If a competitor develops lower cost and/or superior technology or cost-effective alternatives to our products and services, our business could be seriously harmed.

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The markets for some of our products are also subject to specific competitive risks because these markets are highly price sensitive. Our competitors have competed in the past by lowering prices on certain products. If they do so again, we may be forced to respond by lowering our prices. This would reduce sales revenues and increase losses. Failure to anticipate and respond to price competition may also impact sales and aggravate losses.

Many of our competitors are larger and have greater financial and other resources than we do.

Our products compete and will compete with similar if not identical products produced by our competitors. These competitive products could be marketed by well-established, successful companies that possess greater financial, marketing, distribution personnel, and other resources than we do. Using said resources, these companies can implement extensive advertising and promotional campaigns, both generally and in response to specific marketing efforts by competitors. They can introduce new products to new markets more rapidly. In certain instances, competitors with greater financial resources may be able to enter a market in direct competition with us, offering attractive marketing tools to encourage the sale of products that compete with our products or present cost features that consumers may find attractive.

Our growth strategy is subject to a significant degree of risk.

Our growth strategy through acquisitions involves a significant degree of risk. Some of the companies that we have identified as acquisition targets or made a significant investment in may not have a developed business or are experiencing inefficiencies and incur losses. Therefore, we may lose our investment in the event that these companies’ businesses do not develop as planned or that they are unable to achieve the anticipated cost efficiencies or reduction of losses.

Further, in order to implement our growth plan, we have hired additional staff and consultants to review potential investments and implement our plan. As a result, we have substantially increased our infrastructure and costs. If we fail to quickly find new companies that provide revenue to offset our costs, we will continue to experience losses. No assurance can be given that our product development and investments will produce sufficient revenues to offset these increases in expenditures.

Our business and operations are growing rapidly. If we fail to effectively manage our growth, our business and operating results could be harmed.

We have experienced, and may continue to experience, rapid growth in our operations. This has placed, and may continue to place, significant demands on our management, operational and financial infrastructure. If we do not manage our growth effectively, the quality of our products and services could suffer, which could negatively affect our operating results. To effectively manage our growth, we must continue to improve our operational, financial and management controls and reporting systems and procedures. These systems improvements may require significant capital expenditures and management resources. Failure to implement these improvements could hurt our ability to manage our growth and our financial position.

Our operating results may vary from quarter to quarter.

Our operating results have in the past been subject to quarter-to-quarter fluctuations, and we expect that these fluctuations will continue, and may increase in magnitude, in future periods. Demand for our products is driven by many factors, including the availability of funding for our products in our customers’ capital budgets. There is a trend for some of our customers to place large orders near the end of a quarter or fiscal year, in part to spend remaining available capital budget funds. Seasonal fluctuations in customer demand for our products driven by budgetary and other concerns can create corresponding fluctuations in period-to-period revenues, and we therefore cannot assure you that our results in one period are necessarily indicative of our revenues in any future period. In addition, the number and timing of large individual sales and the ability to obtain acceptances of those sales, where applicable, have been difficult for us to predict, and large individual sales have, in some cases, occurred in quarters subsequent to those we anticipated, or have not occurred at all. The loss or deferral of one or more significant sales in a quarter could harm our operating results for such quarter. It is possible that, in some quarters, our operating results will be below the expectations of public market analysts or investors. In such events, or in the event adverse conditions prevail, the market price of our common stock may decline significantly.

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Changes in the U.S. tax and other laws and regulations may adversely affect our business.

The U.S. government may revise tax laws, regulations or official interpretations in ways that could have a significant adverse effect on our business, including modifications that could reduce the profits that we can effectively realize from our international operations, or that could require costly changes to those operations, or the way in which they are structured. For example, the effective tax rates for most U.S. companies reflect the fact that income earned and reinvested outside the U.S. is generally taxed at local rates, which may be much lower than U.S. tax rates. If we expand abroad and there are changes in tax laws, regulations or interpretations that significantly increase the tax rates on non-U.S. income, our effective tax rate could increase and our profits could be reduced. If such increases resulted from our status as a U.S. company, those changes could place us at a disadvantage to our non-U.S. competitors if those competitors remain subject to lower local tax rates.

 Our sales and profitability may be affected by changes in economic, business and industry conditions.

If the economic climate in the United States or abroad deteriorates, customers or potential customers could reduce or delay their technology investments. Reduced or delayed technology and entertainment investments could decrease our sales and profitability. In this environment, our customers may experience financial difficulty, cease operations and fail to budget or reduce budgets for the purchase of our products and professional services. This may lead to longer sales cycles, delays in purchase decisions, payment and collection, and can also result in downward price pressures, causing our sales and profitability to decline. In addition, general economic uncertainty and general declines in capital spending in the information technology sector make it difficult to predict changes in the purchasing requirements of our customers and the markets we serve. There are many other factors which could affect our business, including:

•	The introduction and market acceptance of new technologies, products and services;
•	New competitors and new forms of competition;
•	The size and timing of customer orders (for retail distributed physical product);
•	The size and timing of capital expenditures by our customers;
•	Adverse changes in the credit quality of our customers and suppliers;
•	Changes in the pricing policies of, or the introduction of, new products and services by us or our competitors;
•	Changes in the terms of our contracts with our customers or suppliers;
•	The availability of products from our suppliers; and
•	Variations in product costs and the mix of products sold.

These trends and factors could adversely affect our business, profitability and financial condition and diminish our ability to achieve our strategic objectives.

The sale of our products is dependent upon our ability to satisfy the proprietary requirements of our customers.

We depend upon a relatively narrow range of products for the majority of our revenue. Our success in marketing our products is dependent upon their continued acceptance by our customers. In some cases, our customers require that our products meet their own proprietary requirements. If we are unable to satisfy such requirements, or forecast and adapt to changes in such requirements, our business could be materially harmed.

The sale of our products is dependent on our ability to respond to rapid technological change, including evolving industry-wide standards, and may be adversely affected by the development, and acceptance by our customers, of new technologies which may compete with, or reduce the demand for, our products.

Rapid technological change, including evolving industry standards, could render our products obsolete. To the extent our customers adopt such new technology in place of our products, the sales of our products may be adversely affected. Such competition may also increase pricing pressure for our products and adversely affect the revenues from such products.

Our limited ability to protect our proprietary information and technology may adversely affect our ability to compete, and our products could infringe upon the intellectual property rights of others, resulting in claims against us, the results of which could be costly.

Many of our products consist entirely or partly of proprietary technology owned by us. Although we seek to protect our technology through a combination of copyrights, trade secret laws and contractual obligations, these protections may not be sufficient to prevent the wrongful appropriation of our intellectual property, nor will they prevent our competitors from independently developing technologies that are substantially equivalent or superior to our proprietary technology. In addition, the laws of some foreign countries do not protect our proprietary rights to the same extent as the laws of the United States. In order to defend our proprietary rights in the technology utilized in our products from third party infringement, we may be required to institute legal proceedings, which would be costly and would divert our resources from the development of our business. If we are unable to successfully assert and defend our proprietary rights in the technology utilized in our products, our future results could be adversely affected.

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Although we attempt to avoid infringing known proprietary rights of third parties in our product development efforts, we may become subject to legal proceedings and claims for alleged infringement from time to time in the ordinary course of business. Any claims relating to the infringement of third-party proprietary rights, even if not meritorious, could result in costly litigation, divert management’s attention and resources, require us to reengineer or cease sales of our products or require us to enter into royalty or license agreements which are not advantageous to us. In addition, parties making claims may be able to obtain an injunction, which could prevent us from selling our products in the United States or abroad.

If we ship products that contain defects, the market acceptance of our products and our reputation will be harmed and our customers could seek to recover their damages from us.

Our products are complex, and despite extensive testing, may contain defects or undetected errors or failures that may become apparent only after our products have been shipped to our customers and installed in their network or after product features or new versions are released. Any such defect, error or failure could result in failure of market acceptance of our products or damage to our reputation or relations with our customers, resulting in substantial costs for us and our customers as well as the cancellation of orders, warranty costs and product returns. In addition, any defects, errors, misuse of our products or other potential problems within or out of our control that may arise from the use of our products could result in financial or other damages to our customers. Our customers could seek to have us pay for these losses. Although we maintain product liability insurance, it may not be adequate.

The rights of the holders of common stock may be impaired by the potential issuance of preferred stock.

Our certificate of incorporation gives our board of directors the right to create new series of preferred stock. As a result, the board of directors may, without stockholder approval, issue preferred stock with voting, dividend, conversion, liquidation or other rights which could adversely affect the voting power and equity interest of the holders of common stock. Preferred stock, which could be issued with the right to more than one vote per share, could be utilized as a method of discouraging, delaying or preventing a change of control. The possible impact on takeover attempts could adversely affect the price of our common stock. Although we have no present intention to issue any shares of preferred stock or to create a series of preferred stock, we may issue such shares in the future.

The requirements of being a public company may strain our resources, divert management’s attention and affect our ability to attract and retain qualified board members.

We are a public company and subject to the reporting requirements of the Exchange Act, and the Sarbanes-Oxley Act of 2002. The Exchange Act requires, among other things, that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal controls for financial reporting. For example, Section 404 of the Sarbanes-Oxley Act requires that our management report on the effectiveness of our internal controls structure and procedures for financial reporting. Section 404 compliance may divert internal resources and will take a significant amount of time and effort to complete. If we fail to maintain compliance under Section 404, or if in the future management determines that our internal control over financial reporting are not effective as defined under Section 404, we could be subject to sanctions or investigations by the NYSE American should we in the future be listed on this market, the Commission, or other regulatory authorities. Furthermore, investor perceptions of our company may suffer, and this could cause a decline in the market price of our common stock. Any failure of our internal controls could have a material adverse effect on our stated results of operations and harm our reputation. If we are unable to implement these changes effectively or efficiently, it could harm our operations, financial reporting or financial results and could result in an adverse opinion on internal controls from our independent auditors. We may need to hire a number of additional employees with public accounting and disclosure experience in order to meet our ongoing obligations as a public company, particularly if we become fully subject to Section 404 and its auditor attestation requirements, which will increase costs. Our management team and other personnel will need to devote a substantial amount of time to new compliance initiatives and to meeting the obligations that are associated with being a public company, which may divert attention from other business concerns, which could have a material adverse effect on our business, financial condition and results of operations.

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If we fail to comply with the rules under the Sarbanes-Oxley Act of 2002 related to accounting controls and procedures, or if we discover material weaknesses and deficiencies in our internal control and accounting procedures, our stock price could decline significantly and raising capital could be more difficult.

If we fail to comply with the rules under the Sarbanes-Oxley Act of 2002 related to disclosure controls and procedures, or, if we discover material weaknesses and other deficiencies in our internal control and accounting procedures, our stock price could decline significantly and raising capital could be more difficult. Section 404 of the Sarbanes-Oxley Act requires annual management assessments of the effectiveness of our internal control over financial reporting. If material weaknesses or significant deficiencies are discovered or if we otherwise fail to achieve and maintain the adequacy of our internal control, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Moreover, effective internal controls are necessary for us to produce reliable financial reports and are important to helping prevent financial fraud. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our common stock could drop significantly.

If securities or industry analysts do not publish research or reports about our business, or if they change their recommendations regarding our stock adversely, our stock price and trading volume could decline.

The trading market for our common stock will be influenced by the research and reports that industry or securities analysts publish about us or our business. Our research coverage by industry and financial analysts is currently limited. Even if our analyst coverage increases, if one or more of the analysts who cover us downgrade our stock, our stock price would likely decline. If one or more of these analysts cease coverage of our company or fail to regularly publish reports on us, we could lose visibility in the financial markets, which in turn could cause our stock price or trading volume to decline.

The elimination of monetary liability against our directors, officers and employees under law and the existence of indemnification rights for or obligations to our directors, officers and employees may result in substantial expenditures by us and may discourage lawsuits against our directors, officers and employees.

Our certificate of incorporation contains a provision permitting us to eliminate the personal liability of our directors to us and our stockholders for damages for the breach of a fiduciary duty as a director or officer to the extent provided by Delaware law. We may also have contractual indemnification obligations under any future employment agreements with our officers. The foregoing indemnification obligations could result in us incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and the resulting costs may also discourage us from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our stockholders against our directors and officers even though such actions, if successful, might otherwise benefit us and our stockholders.

We do not anticipate paying dividends on our common stock and, accordingly, stockholders must rely on stock appreciation for any return on their investment.

We have never declared or paid cash dividends on our common stock and do not expect to do so in the foreseeable future. The declaration of dividends is subject to the discretion of our board of directors and will depend on various factors, including our operating results, financial condition, future prospects and any other factors deemed relevant by our board of directors. You should not rely on an investment in our company if you require dividend income from your investment in our company. The success of your investment will likely depend entirely upon any future appreciation of the market price of our common stock, which is uncertain and unpredictable. There is no guarantee that our common stock will appreciate in value.

ITEM 1B.	UNRESOLVED STAFF COMMENTS.

Not applicable.

ITEM 2.	PROPERTIES

Our corporate headquarters office utilizes 7,102 square foot of leased office space in Las Vega, Nevada. Our Las Vegas lease commenced in January 2021 and expires in December 2022. The annual base rent under the lease, payable on a monthly basis, is $238,526 during the first year to $242,816 during the second year.

Our Newport Beach office utilizes 2,983 square foot of leased office space in Newport Beach, California. Our Newport Beach lease commenced in March 2018 and expired in February 2021. Currently, we rent this location on a month-to-month basis. The annual base rent under the lease, payable on a monthly basis, increases during the term of the lease from approximately $122,000 during the first year to approximately $128,000 during the final year.

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In addition, we lease 35,178 square-feet of other space domestically that includes office, engineering, laboratory and warehouse space in both California and Connecticut. The annual base rent under these leases, payable on a monthly basis, was approximately $468,000 during 2020. These leases expire between June 2021 and May 2026.

We also lease facilities internationally. In September 2010, our wholly-owned subsidiary, Gresham Power, entered into a fifteen-year lease for its 25,000 square-foot facility in Salisbury, the United Kingdom, where it designs, develops, manufactures, markets and distributes commercial and military power products for the European market. Sales and service support staff for its European network of distributors are located within the building together with other functions, such as engineering and administration. Gresham Power Electronics’ rent expense is approximately $11,600 per month, and Gresham Power Electronics exercised the option to extend the lease through September 2024. Further, in June 2011, Enertec entered into a ten-year lease for its 32,900 square-foot facility in Karmiel, Israel, where it manufactures specialized electronic systems for the Israel military market. Enertec’s rent expense is approximately $20,000 per month, In November 2020, we acquired Relec. In July 2020, Relec entered into a ten-year lease for its 7,490 square-foot facility in Dorset, the United Kingdom, where it markets and distributes power electronics and display solutions for mission critical rail, industrial, medical, telecoms and military applications. Relec’s rent expense is approximately $5,000 per month.

We currently anticipate that the current leased space will be sufficient to support our current and foreseen future needs.

ITEM 3.	LEGAL PROCEEDINGS

Derivative Action

On July 31, 2018, Ethan Young and Greg Young (collectively, “Plaintiffs”) filed a stockholder derivative complaint (the “Complaint”) in the United States District Court for the Central District of California (the “Court”) against the Company as the nominal defendant, as well as its current directors and a former director, in action captioned, Ethan Young and Greg Young, Derivatively on Behalf of Nominal Defendant, DPW Holdings, Inc. v. Milton C. Ault, III, Amos Kohn, William B. Horne, Jeff Bentz, Mordechai Rosenberg, Robert O. Smith, and Kristine Ault and DPW Holdings, Inc., as the nominal defendant, (collectively, “Defendants”) Case No. 18-cv-6587 (the “Derivative Action”).

The Complaint alleged violations of state law and breaches of fiduciary duty, unjust enrichment and gross mismanagement by the individual defendants, in connection with various transactions entered into by the Company.

The Defendants moved to dismiss the Complaint, and on February 25, 2019, the Court granted Defendants motion to dismiss, in its entirety, without prejudice, and also granted Plaintiffs leave to amend their Complaint.

On March 11, 2019, Plaintiffs filed an amended complaint asserting violations of breaches of fiduciary duties and unjust enrichment claims based on the previously pled transactions (the “Amended Complaint”).

On March 25, 2019, Defendants filed a motion to dismiss (the “Motion”) the Amended Complaint. On May 21, 2019, the Court granted in part, and denied in part, the Defendants’ Motion. On February 24, 2020, the Company entered into a definitive settlement agreement (the “Settlement Agreement”) with Plaintiffs to settle the claims asserted in the Amended Complaint.

On April 15, 2020, the Court issued an Order (the “Order”) approving a Motion for Preliminary Approval of Settlement in the Derivative Action. On July 16, 2020, the Court issued an Order (the “Final Order”) approving a Motion for Final Approval of Settlement in the Derivative Action filed against DPW as a Nominal Defendant and its directors who served on its board of directors on July 31, 2018 who were not dismissed from the action as a result of the Court’s partial grant of the Motion.

On July 16, 2020, the Court entered a Judgment based upon the Final Order.

Under the terms of the Final Order, the Board shall adopt and/or maintain certain resolutions and amendments to the Company’s committee charters and/or bylaws, to ensure adherence to certain corporate governance policies (collectively, the “Reforms”). The Final Order further provides that such Reforms shall remain in effect for a period of no less than five (5) years and shall be subject to any of the following: (a) a determination by a majority of the independent directors that the Reforms are no longer in the best interest of the Company, including, but not limited to, due to circumstances making the Reforms no longer applicable, feasible, or available on commercially reasonable terms, or (b) modifications which the Company reasonably believes are required by applicable law or regulation.

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In connection with the Settlement Agreement, the parties have agreed upon a payment of attorneys’ fees in the amount of $600,000, which sum was paid by our Director & Officer liability insurance. The Settlement Agreement contains no admission of wrongdoing.

We have always maintained and continue to believe that neither we nor our current or former directors engaged in any wrongdoing or otherwise committed any violation of federal or state securities laws or any other laws or regulations.

Blockchain Mining Supply and Services, Ltd.

On November 28, 2018, Blockchain Mining Supply and Services, Ltd. (“Blockchain Mining”) a vendor who sold computers to our subsidiary, filed a Complaint (the “Complaint”) in the United States District Court for the Southern District of New York against us and our subsidiary, Digital Farms, Inc. (f/k/a Super Crypto Mining, Inc.), in an action captioned Blockchain Mining Supply and Services, Ltd. v. Super Crypto Mining, Inc. and DPW Holdings, Inc., Case No. 18-cv-11099.

The Complaint asserts claims for breach of contract and promissory estoppel against us and our subsidiary arising from the subsidiary’s alleged failure to honor its obligations under the purchase agreement. The Complaint seeks monetary damages in excess of $1,388,495, plus attorneys’ fees and costs.

We believe that these claims are without merit and intend to vigorously defend them.

On April 13, 2020, we and our subsidiary, jointly filed a motion to dismiss the Complaint in its entirety as against us, and the promissory estoppel claim as against our subsidiary. On the same day, our subsidiary also filed a partial Answer to the Complaint in connection with the breach of contract claim.

On April 29, 2020, Blockchain Mining filed an amended complaint (the “Amended Complaint”). The Amended Complaint asserts the same causes of action and seeks the same damages as the initial Complaint.

On May 13, 2020, we and our subsidiary, jointly filed a motion to dismiss the Amended Complaint in its entirety as against us, and the promissory estoppel claim as against of our subsidiary. On the same day, our subsidiary also filed a partial Answer to the Amended Complaint in connection with the breach of contract claim.

In its partial Answer, the Company’s subsidiary admitted to the validity of the contract at issue and also asserted numerous affirmative defenses concerning the proper calculation of damages.

On December 4, 2020, the Court issued an Order directing the Parties to engage in limited discovery (the “Limited Discovery”) which was completed on March 4, 2021. In connection therewith, the Court also denied Defendants’ Motion to Dismiss without prejudice.

Upon completion of Limited Discovery, the Company and its subsidiary anticipate filing a motion to dismiss the Amended Complaint.

Based on our assessment of the facts underlying the claims, the uncertainty of litigation, and the preliminary stage of the case, we cannot reasonably estimate the potential loss or range of loss that may result from this action. Notwithstanding, we have established a reserve in the amount of the unpaid portion of the purchase agreement. An unfavorable outcome may have a material adverse effect on our business, financial condition and results of operations.

Ding Gu (a/k/a Frank Gu) and Xiaodan Wang Litigation

On January 17, 2020, Ding Gu (a/k/a Frank Gu) (“Gu”) and Xiaodan Wang (“Wang” and with “Gu” collectively, “Plaintiffs”), filed a Complaint (the “Complaint”) in the Supreme Court of the State of New York, County of New York against us and our Chief Executive Officer, Milton C. Ault, III, in an action captioned Ding Gu (a/k/a Frank Gu) and Xiaodan Wang v. DPW Holdings, Inc. and Milton C. Ault III (a/k/a Milton Todd Ault III a/k/a Todd Ault), Index No. 650438/2020.

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The Complaint asserts causes of action for declaratory judgment, specific performance, breach of contract, conversion, attorneys’ fees, permanent injunction, enforcement of Guaranty, unjust enrichment, money had and received, and fraud arising from: (i) a series of transactions entered into between Gu and us, as well as Gu and Ault, in or about May 2019; and (ii) a term sheet entered into between Plaintiffs and DPW, in or about July 2019. The Complaint seeks, among other things, monetary damages in excess of $1,100,000, plus a decree of specific performance directing DPW to deliver unrestricted shares of DPW’s common stock to Gu, plus attorneys’ fees and costs.

We believe that these claims are without merit and intend to vigorously defend them.

On May 4, 2020, we and Ault jointly filed a motion to dismiss the Complaint in its entirety, with prejudice.

On July 24, 2020, Plaintiffs filed their opposition papers to our joint motion to dismiss.

The motion to dismiss has been fully briefed and is currently pending before the court.

Based on our assessment of the facts underlying the above claims, the uncertainty of litigation, and the preliminary stage of the case, we cannot reasonably estimate the potential loss or range of loss that may result from this action. An unfavorable outcome may have a material adverse effect on our business, financial condition and results of operations.

Subpoena

The Company received a subpoena from the SEC for the voluntary production of documents. The Company is fully cooperating with this non-public, fact-finding inquiry and managements believe that the Company has operated its business in compliance with all applicable laws. The subpoena expressly provides that the inquiry is not to be construed as an indication by the Commission or its staff that any violations of the federal securities laws have occurred, nor should it be considered a reflection upon any person, entity or security. However, there can be no assurance as to the outcome of this matter.

I.AM Bankruptcy Filing

On November 2, 2020, I.AM, Inc. filed a voluntary petition for bankruptcy under Chapter 7 in the United States Bankruptcy Court in the Central District of California, Santa Ana Division, case number 8:20-bk-13076.

Sichenzia Ross Ference LLP

On November 20, 2020, the Company’s former counsel, Sichenzia Ross Ference LLP as successor to Sichenzia Ross Ference Kesner LLP (“SRF”) filed a Complaint in the United States District Court for the Southern District of New York against the Company and two of its subsidiaries (collectively, the “Company Defendants”), in an action captioned Sichenzia Ross Ference LLP as successor to Sichenzia Ross Ference Kesner LLP v. Digital Power Corporation, et al., Case No. 20-CV-09811-JGK. The Complaint asserts claims for breach of contract, account stated, unjust enrichment and quantum meruit, against the Company Defendants, and seeks monetary damages in the amount of $2,558,122 plus interest thereon.

On January 4, 2021, the Company Defendants filed a motion for a more definite statement.

On January 11, 2021, the Court held a conference in connection with the Company Defendants’ Motion wherein the Court denied the Company Defendants’ Motion as moot, ordered SRF to amend its Complaint by on or before January 25, 2021, and referred the matter to mediation.

On January 25, 2021, SRF filed a First Amended Complaint in the action and dropped the two subsidiaries as parties to the action. The First Amended Complaint asserts claims for breach of contract, account stated, unjust enrichment and quantum meruit, against the Company, and seeks monetary damages in the amount of $2,518,468 plus interest thereon.

On or about February 18, 2021, SRF, the Company Defendants, and various of the Company Defendants’ related parties entered into a confidential settlement agreement.

On or about February 23, 2021, SRF filed, on behalf of itself and the Company Defendants, a stipulation of voluntary dismissal, with prejudice.

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Other Litigation Matters

The Company is involved in litigation arising from other matters in the ordinary course of business. We are regularly subject to claims, suits, regulatory and government investigations, and other proceedings involving labor and employment, commercial disputes, and other matters. Such claims, suits, regulatory and government investigations, and other proceedings could result in fines, civil penalties, or other adverse consequences.

Certain of these outstanding matters include speculative, substantial or indeterminate monetary amounts. We record a liability when we believe that it is probable that a loss has been incurred and the amount can be reasonably estimated. If we determine that a loss is reasonably possible and the loss or range of loss can be estimated, we disclose the reasonably possible loss. We evaluate developments in our legal matters that could affect the amount of liability that has been previously accrued, and the matters and related reasonably possible losses disclosed, and make adjustments as appropriate. Significant judgment is required to determine both likelihood of there being and the estimated amount of a loss related to such matters.

With respect to our other outstanding matters, based on our current knowledge, we believe that the amount or range of reasonably possible loss will not, either individually or in aggregate, have a material adverse effect on our business, consolidated financial position, results of operations, or cash flows. However, the outcome of such matters is inherently unpredictable and subject to significant uncertainties.

ITEM 4.	MINE SAFETY DISCLOSURES

Not applicable.

PART II

ITEM 5.	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Our common stock is listed on the NYSE American under the symbol DPW. The following table sets forth our high and low sale prices per share of our common stock as reported by www.nasdaq.com on the NYSE American through March 31, 2021 and for each quarter for the past two fiscal years.

Fiscal Year Ended December 31, 2019
	High	Low
First Quarter	$128.00	$11.18
Second Quarter	$15.16	$4.88
Third Quarter	$11.60	$1.57
Fourth Quarter	$2.50	$0.65

Fiscal Year Ended December 31, 2020
	High	Low
First Quarter	$2.48	$0.53
Second Quarter	$6.55	$0.71
Third Quarter	$5.24	$1.55
Fourth Quarter	$10.94	$1.44

Fiscal Year Ended December 31, 2021
	High	Low
First Quarter	$7.99	$2.61

On March 31, 2021, the last sales price per share of our common stock was $3.29.

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Record Holders

As of December 31, 2021, shares of our common stock were issued and outstanding and were owned by approximately 84 holders of record. A number of holders of our common stock are “street name” or beneficial holders whose shares of record are held by banks, brokers, and other financial institutions.

Dividend Policy

We have not declared or paid any cash dividends since our inception, and we do not intend to pay any cash dividends in the foreseeable future. The declaration of dividends in the future, if any, will be at the discretion of our Board of Directors and will depend upon our earnings, capital requirements, and financial position.

Equity Compensation Information

 The information required by this item regarding equity compensation plans is incorporated by reference to the information set forth in Item 12 of this Annual Report on Form 10-K.

Recent Sales of Unregistered Securities

On February 25, 2020, principal of $295,000 from a debt security issued on February 5, 2020 was satisfied through the issuance of 203,448 shares of our common stock. The foregoing issuance was exempt from registration upon reliance of Section 4(a)(2) of the Securities Act.

Issuer Repurchases of Equity Securities

Not applicable.

ITEM 6.	SELECTED FINANCIAL DATA.

As a Smaller Reporting Company, we are electing to follow scaled disclosure reporting obligations and therefore are not required to provide the information requested by this Item.

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ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K contains forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Such forward-looking statements include statements regarding, among others, (a) our expectations about possible business combinations, (b) our growth strategies, (c) our future financing plans, and (d) our anticipated needs for working capital. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “approximate,” “estimate,” “believe,” “intend,” “plan,” “budget,” “could,” “forecast,” “might,” “predict,” “shall” or “project,” or the negative of these words or other variations on these words or comparable terminology. This information may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements. These statements may be found in this Annual Report.

Forward-looking statements are based on our current expectations and assumptions regarding our business, potential target businesses, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” in this Annual Report, changes in local, regional, national or global political, economic, business, competitive, market (supply and demand) and regulatory conditions and the following:

•	Adverse economic conditions;
•	Our ability to effectively execute our business plan;

•	Inability to raise sufficient additional capital to operate our business;

•	Our ability to manage our expansion, growth and operating expenses;

•	Our ability to evaluate and measure our business, prospects and performance metrics;

•	Our ability to compete and succeed in highly competitive and evolving industries;

•	Our ability to respond and adapt to changes in technology and customer behavior;

•	Our ability to protect our intellectual property and to develop, maintain and enhance a strong brand; and

•	Other specific risks referred to in the section entitled “Risk Factors”.

We caution you therefore that you should not rely on any of these forward-looking statements as statements of historical fact or as guarantees or assurances of future performance. All forward-looking statements speak only as of the date of this Annual Report. We undertake no obligation to update any forward-looking statements or other information contained herein unless required by law.

Information regarding market and industry statistics contained in this Annual Report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. Except as required by U.S. federal securities laws, we have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. See the section entitled “Risk Factors” for a more detailed discussion of risks and uncertainties that may have an impact on our future results.

In this Annual Report, the “Company,” “Ault Global,” “we,” “us” and “our” refer to Ault Global Holdings, Inc., a Delaware corporation, our wholly-owned subsidiaries, Gresham Worldwide, Inc. (“GWW”), Coolisys Technologies Corp. (“Coolisys”), Gresham Power Electronics Ltd. (f/k/a Digital Power Limited) (“Gresham Power”), Enertec Systems 2001 Ltd (“Enertec”), Relec Electronics Ltd., Digital Power Lending, LLC (“DP Lending”), Ault Alliance, Inc. (“Ault Alliance”), Tansocial, LLC and Digital Farms, Inc. (“Digital Farms”) and our majority owned subsidiaries, Microphase Corporation and Alliance Cloud Services.

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Recent Developments

Reorganization of Our Corporate Structure

Commencing in October and continuing through February 2021, we reorganized our corporate structure pursuant to a series of transactions among our company and our directly and indirectly-owned subsidiaries. The purpose of the reorganization was to align our various businesses by the products and services that constitute the majority of each subsidiaries’ revenues. As a result of the foregoing transactions, our corporate structure is as follows:

Other Matters

On August 5, 2020, we received $2,000,000 from Esousa Holdings, LLC (“Esousa”) and on October 22, 2020, we issued to Esousa a promissory note in the principal face amount of $2,000,000, with an interest rate of 13%. The outstanding principal face amount, plus any accrued and unpaid interest, is due by November 3, 2020, or as otherwise provided in accordance with the terms set forth therein. In connection therewith, we delivered to Esousa a warrant to purchase 729,927 shares of common stock at an exercise price of $3.01. The exercise of the warrant is subject to approval of the NYSE American. The foregoing debt was paid off in December of 2020.

On October 2, 2020, we entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC to sell shares of common stock having an aggregate offering price of up to $8,975,000 from time to time, through an “at the market offering” program (the “2020 ATM Offering”). On December 1, 2020, we filed an amendment to the prospectus supplement with the SEC to increase the amount of common stock that may be offered and sold in the ATM Offering, as amended under the Sales Agreement to $40,000,000 in the aggregate, inclusive of the up to $8,975,000 in shares of common stock previously sold in the 2020 ATM Offering. The offer and sale of shares of common stock from the 2020 ATM Offering was made pursuant to our effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-222132) which became effective on January 11, 2018. Through December 31, 2020, we had received gross proceeds of $39,978,350 through the sale of 12,582,000 shares of common stock from the 2020 ATM Offering. The 2020 ATM Offering was terminated on December 31, 2020.

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On October 27, 2020, we issued to Esousa two unsecured promissory notes in the aggregate principal face amount of $1,200,000, of which $850,000 was received prior to September 30, 2020. The principal amount of $850,000 of the first note dated October 27, 2020, together with all accrued unpaid interest at an annual rate of 14%, was due and payable on December 28, 2020. The principal amount of $350,000 of the second note dated October 27, 2020, together with all accrued unpaid interest at an annual rate of 14%, was due and payable on January 7, 2021. Both unsecured promissory notes were repaid on December 14, 2020. In connection with the two promissory notes, we delivered to the Esousa (i) a warrant dated October 27, 2020, to purchase 425,000 shares of common stock at an exercise price of $2.20, and (ii) a warrant dated October 27, 2020, to purchase 148,936 shares of common stock at an exercise price of $2.59. The exercise of the warrants is subject to approval of the NYSE American.

On November 9, 2020, our wholly-owned subsidiary Gresham Worldwide, Inc. (“GWW”) entered into a stock purchase agreement with Tabard Holdings Inc., a Delaware corporation and wholly owned subsidiary of GWW (“Tabard”), the legal and beneficial owners (the “Sellers”) of 100% of the issued shares in the capital of Relec Electronics Ltd., a corporation organized under the laws of England and Wales (“Relec”), and Peter Lappin, in his capacity as the representative of the Sellers. Upon the terms and subject to the conditions set forth in the stock purchase agreement, Tabard agreed to acquire Relec pursuant to the stock purchase agreement whereby the Sellers will sell to Tabard (i) 100% of the issued shares of Relec. The purchase price is approximately £3,000,000 plus an amount equal to Relec’s cash balance immediately prior to closing of the acquisition. The acquisition of Relec was consummated on November 30, 2020.

On November 19, 2020, we issued to Esousa and two other institutional investors unsecured promissory notes in the aggregate principal face amount of $2,250,000, with an interest rate of 12%. The outstanding principal face amount, plus any accrued and unpaid interest, was due by February 18, 2021, or as otherwise provided in accordance with the terms set forth therein. These unsecured promissory notes were repaid on December 28, 2020. In connection therewith, we delivered warrants to purchase an aggregate of 1,323,531 shares of common stock at an exercise price of $1.87, subject to adjustments. Exercise of the warrants is subject to approval of the NYSE American.

On January 29, 2021, Alliance Cloud Services, LLC, a majority-owned subsidiary of its wholly-owned subsidiary, Ault Alliance, closed on the acquisition of a 617,000 square foot energy-efficient facility located on a 34.5 acre site in southern Michigan for a purchase price of $3,991,497. The purchase price was paid by the Company using its own working capital.

Settlement of Derivative Litigation

On February 24, 2020, we entered into a definitive settlement agreement (the “Settlement Agreement”) intended to settle the previously disclosed derivative litigation captioned Ethan Young and Greg Young, Derivatively on Behalf of Nominal Defendant, DPW Holdings, Inc. v. Milton C. Ault, III, Amos Kohn, William B. Horne, Jeff Bentz, Mordechai Rosenberg, Robert O. Smith, and Kristine Ault and DPW Holdings, Inc., as the nominal defendant (Case No. 18-cv-6587) (as amended on March 11, 2019, the “Amended Complaint”) against us and certain of our officers and directors pending in the United States District Court for the Central District of California (the “Court”). As previously disclosed, the Amended Complaint alleges violations including breaches of fiduciary duties and unjust enrichment claims based on the previously pled transactions.

On April 15, 2020, the Court issued an Order (the “Order”) approving a Motion for Preliminary Approval of Settlement in the Derivative Action. On July 16, 2020, the Court issued an Order (the “Final Order”) approving a Motion for Final Approval of Settlement in the Derivative Action filed against DPW as a Nominal Defendant and its directors who served on its board of directors on July 31, 2018 who were not dismissed from the action as a result of the Court’s partial grant of the Motion.

In accordance with the terms of the Final Order, the Board has adopted certain resolutions and amendments to our committee charters and/or bylaws, to ensure adherence to certain corporate governance policies (collectively, the “Reforms”). The Final Order further provides that such Reforms shall remain in effect for a period of no less than five (5) years and shall be subject to any of the following: (a) a determination by a majority of the independent directors that the Reforms are no longer in our best interest, including, but not limited to, due to circumstances making the Reforms no longer applicable, feasible, or available on commercially reasonable terms, or (b) modifications which we reasonably believe are required by applicable law or regulation.

In connection with the Settlement Agreement, the parties agreed to a payment of attorneys’ fees in the amount of $600,000, which sum was paid by our directors & officers liability insurance. The Settlement Agreement contains no admission of wrongdoing.

We have always maintained and continue to believe that neither we nor our current or former directors engaged in any wrongdoing or otherwise committed any violation of federal or state securities laws or any other laws or regulations.

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Impact of Coronavirus on Our Operations

Our business has been disrupted and materially adversely affected by the recent outbreak of COVID-19. As a result of measures imposed by the governments in affected regions, businesses and schools have been suspended due to quarantines intended to contain this outbreak and many people have been forced to work from home in those areas. The spread of COVID-19 from China to other countries has resulted in the Director General of the World Health Organization declaring the outbreak of COVID-19 as a Public Health Emergency of International Concern, based on the advice of the Emergency Committee under the International Health Regulations (2005), and the Centers for Disease Control and Prevention in the U.S. issued a warning on February 25, 2020 regarding the likely spread of COVID-19 to the U.S. While the COVID-19 outbreak is still in its early stages, international stock markets have begun to reflect the uncertainty associated with the slow-down in the American, Israeli and UK economies and the reduced levels of international travel experienced since the beginning of January and the significant decline in the Dow Industrial Average at the end of February 2020 was largely attributed to the effects of COVID-19. We are still assessing our business operations and system supports and the impact COVID-19 may have on our results and financial condition, but there can be no assurance that this analysis will enable us to avoid part or all of any impact from the spread of COVID-19 or its consequences, including downturns in business sentiment generally or in our sectors in particular.

Our operations are located in Alameda County, CA, Orange County, CA, Fairfield County, CT, the United Kingdom, Israel and members of our senior management work in Seattle, WA and New York, NY, which is also the location of the offices of the Company’s independent auditor. We have been following the recommendations of local health authorities to minimize exposure risk for its employees for the past several weeks, including the temporary closures of our offices and having employees work remotely to the extent possible, which has to an extent adversely affected their efficiency.

Updates by business unit are as follows:

•	Ault Global’s corporate headquarters, located in Las Vegas, NV, largely operates normally with adherence to the governor’s Directives and Declarations. Certain individuals deemed to be high risk may work remotely, as required.

•	Ault Global’s finance and accounting offices, located in Newport Beach, CA, has begun working remotely, based on the occupancy and social distancing order from the Orange County Health Officer (http://www.ochealthinfo.com/phs/about/epidasmt/epi/dip/prevention/novel_coronavirus). The administrative staff has tested the secure remote access systems and technology infrastructure to adjust working arrangements for its employees and believes it has adequate internal communications system and can remain operational with a remote staff.

•	Coolisys, located in Milpitas, CA, had largely returned to normal operations with adherence to guidelines published by the Santa Clara Public Health Department. Certain individuals deemed to be high risk may work remotely as required. Coolisys has experienced disruption in its supply chain as a result of the COVID-19 impact on its vendors.

•	Microphase operates a production facility in Connecticut. In March 2020, the Defense Department designated Microphase an “essential” operation of critical infrastructure workers as part of the defense industrial base. To limit the impact of the COVID-19 pandemic, Microphase implemented a series of protocols to limit access to the facility, heighten sanitization, facilitate social distancing and require face coverings. The Company asked workers to travel only as necessary and limit exposure to others. All employees, including management, that do not have to be in the facility work remotely whenever possible. Any employees who come in contact or potential contact with anyone who has tested positive for COVID-19 or who traveled outside the immediate area went into quarantine and must provide proof of negative tests before returning to work. Rigorous adherence to these protocols enabled Microphase to operate without disruption for 10 months.

In December 2020, five employees tested positive for COVID-19. Microphase temporarily shut down the production facility in Connecticut for a week for deep cleaning and to have all employees tested for COVID-19. Since the outbreak disproportionately affected assembly workers, Microphase’s assembly operations remained shut down for three weeks until all assembly workers had at least 2 negative tests. Operations resumed as workers gradually in late December and the workforce returned to full strength in mid-January 2021.

The disruption to production operations deferred order completion and delayed shipments with a significant decrease in revenue from forecast for December of 2020 and a lingering, but only partial and less substantial, effect on January 2021 and February 2021 revenue. Disruption of production added costs from paying employees who could not work and deferred revenue from delayed shipments.

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Microphase continues to follow CDC guidelines for social distancing, face coverings and heightened sanitizing to keep the workforce safe and healthy. Microphase has strictly limited access to its facility and mandated that all employees minimize exposure to the others. All Microphase employees who can work from home will do so while COVID-19 levels remain high in the surrounding communities. However, some workers may still need to work in proximity to others. Management is working with state and federal authorities to get all employees vaccinated on a priority basis as “essential workers” whom the DoD has officially designated as “critical infrastructure workforce” as part of the “defense industrial base.” Some employees have already received vaccinations and we expect all employees to have both vaccinations by the end of March 2021.

•	Gresham Power suspended production operations in its Salisbury, UK facility from mid-March through June 2020 before resuming production until a subsequent shutdown in November 2020. Notwithstanding the current lockdown, production operations have resumed to complete work on order for products critically needed for military operations. However, engineers, back office staff and management have worked from home as much as possible throughout the pandemic period and continue to do so. The pandemic has disrupted production at times and delayed contract actions as well as other customer decision making, which decreased revenue realized in 2020.

•	Relec, which does not operate any manufacturing or assembly facilities, has not experienced any material COVID-19 related disruptions to date and continues normal operations notwithstanding the lockdown in the United Kingdom. All employees who can work from home do so. Others who must work at the Wareham site to move product or access systems continue to do so under strict safety protocols with face coverings, social distancing and heightened attention to sanitization. The principal impact on Relec’s operations has come from deferral of some orders and modest decrease in revenue year-over-year. We presently expect business to rebound and resume a steady growth pattern in the third quarter of 2021, although the pandemic may impact this outlook.

•	The Israeli government exempted Enertec from pandemic-related lockdown orders to keep production operations open for key projects that impact national security. Approximately 50% of the Enertec’s workforce is working remotely. Enertec incurred additional costs for increased sanitizing costs, personal protective equipment, increased virtual operations, measures to facilitate social distancing and other precautions to avoid the spread of COVID-19. The pandemic also affected Enertec’s customers and supply chain partners, slowing order processing, materials and parts delivery and service order completion. The principal impact on Enertec’s business has come from deferral of customer decisions and order issuance. We presently expect business to rebound and resume substantial growth in second quarter of 2021 as orders increase to address deferred, pent up demand.

The COVID-19 global pandemic has been unprecedented and unpredictable and is likely to continue to result in significant national and global economic disruption, which may adversely affect our business. Based on the Company’s current assessment, however, the Company does not expect any material impact on its long-term strategic plans, its operations, or its liquidity due to the worldwide spread of the COVID-19 virus. However, the Company is actively monitoring this situation and the possible effects on its financial condition, liquidity, operations, suppliers, and industry.

GENERAL

As a holding company, our business strategy is designed to increase shareholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to shareholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize shareholder value. We anticipate returning value to shareholders after satisfying our debt obligations and working capital needs.

From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our shareholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, sales of their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings and directed share subscription programs. We will continue to consider these (or similar) programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our shareholders.

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Over the recent past we have provided capital and relevant expertise to fuel the growth of businesses in defense/aerospace, industrial, telecommunications, medical, crypto-mining, textiles and a select portfolio of commercial hospitality properties. We have provided capital to subsidiaries as well as partner companies in which we have an equity interest or may be actively involved, influencing development through board representation and management support.

We are a Delaware corporation with our corporate office located at 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. Our phone number is 949-444-5464 and our website address is www.aultglobal.com.

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Results of Operations

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

The following table summarizes the results of our operations for the years ended December 31, 2020 and 2019.

	For the Year Ended
	December
	2020	2019

Revenue	$23,628,859	$21,057,509
Revenue, cryptocurrency mining	-	641,745
Revenue, lending activities	242,418	662,740
Total revenue	23,871,277	22,361,994
Cost of revenue	16,356,741	19,302,647
Gross profit	7,514,536	3,059,347
Total operating expenses	13,548,009	27,757,265

Loss from continuing operations	(6,033,473)	(24,697,918)
Interest income	104,869	3,351,226
Interest expense	(9,648,820)	(7,261,857)
Change in fair value of marketable equity securities	919,083	(596,242)
Loss on extinguishment of debt	(18,706,488)	(966,134)
Loss on issuance of warrants	-	(1,763,481)
Change in fair value of warrant liability	(48,842)	1,124,953
Loss from continuing operations before income taxes	(33,413,671)	(30,809,453)
Income tax benefit	23,794	108,293
Net loss from continuing operations	(33,389,877)	(30,701,160)
Net gain (loss) from discontinued operations, net of taxes	661,248	(2,244,668)
Net loss	(32,728,629)	(32,945,828)
Less: Net loss attributable to non-controlling interest	-	32,416
Net loss attributable to Ault Global Holdings	(32,728,629)	(32,913,412)
Preferred dividends	(17,621)	(15,938)
Net loss available to common stockholders	$(32,746,250)	$(32,929,350)

Basic and diluted net loss per common share:
Continuing operations	$(3.48)	$(21.41)
Discontinued operations	0.07	(1.57)
Net loss per common share	$(3.41)	$(22.97)

Weighted average common shares outstanding, basic and diluted	9,606,493	1,433,464

Comprehensive loss
Loss available to common stockholders	$(32,746,250)	$(32,929,350)
Other comprehensive income (loss)
Foreign currency translation adjustment	481,596	341,774
Net unrealized gain (loss) on derivative securities of related party	3,312,094	(1,950,875)
Other comprehensive income (loss)	3,793,690	(1,609,101)
Total comprehensive loss	$(28,952,560)	$(34,538,451)

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Revenues

Revenues by segment for the years ended December 31, 2020 and 2019 are as follows:

	For the Year Ended
	December		Increase
	2020	2019	(Decrease)%

GWW	$18,212,721	$15,231,843	$2,980,878	20%
Coolisys	5,416,138	5,825,666	(409,528)	-7%
Ault Alliance:
Revenue, cryptocurrency mining	-	641,745	(641,745)	-100%
Revenue, lending and investing activities	242,418	662,740	(420,322)	-63%
Total revenue	$23,871,277	$22,361,994	$1,509,283	7%

Our revenues increased by $1,509,283, or 7%, to $23,871,277 for the year ended December 31, 2020, from $22,361,994 for the year ended December 31, 2019.

GWW

GWW revenues increased by $2,980,878, or 20%, to $18,212,721 for the year ended December 31, 2020, from $15,231,843 for the year ended December 31, 2019. The increase in revenue from our Gresham Worldwide segment for customized solutions for the military markets reflected the benefit of capital that was allocated to our defense business during the second half of 2019. GWW revenue in 2020 includes $598,500 from Relec, which was acquired on November 30, 2020. Revenue from Enertec, which largely consists of revenue recognized over time, for the year ended December 31, 2020 increased $421,974 or 5% from the prior year.

Coolisys

Coolisys revenues decreased by $409,528, or 7%, to $5,416,138 for the year ended December 31, 2020, from $5,825,666 for the year ended December 31, 2019.

Ault Alliance

Revenues from our cryptocurrency mining operations revenues decreased by $641,745, or 100% from the year ended December 31, 2019, due to our decision to cease our cryptocurrency mining operations. During the first quarter of 2020, due to deteriorating business conditions in the cryptocurrency mining sector, we ceased operations at Digital Farms. Our decision to cease cryptocurrency mining operations in 2020 was based on several factors, which had negatively affected the number of active miners we operated, including the market prices of digital currencies at the time, power cost considerations available to Digital Farms, and a significant increase in the difficulty of mining blocks of cryptocurrency.

Revenues from our lending and investing activities decreased by $420,322, or 63%, to $242,418 for the year ended December 31, 2020, from $662,740 for the year ended December 31, 2019 attributed to a reduction in our loan portfolio.

Gross Margins

Gross margins increased to 31.5% for the year ended December 31, 2020, compared to 13.7% for the year ended December 31, 2019. Our gross margin of 13.7% recognized during the year ended December 31, 2019, was impacted by the approximate $2.1 million negative margins at Digital Farms and the provision for credit losses of $1,550,000 at DP Lending, compared to no provision for credit losses during the year ended December 31, 2020. Excluding the effects of Digital Farms and credit losses at DP Lending, our adjusted gross margin for the year ended December 31, 2019 would have been 31.1%.

Engineering and Product Development

Engineering and product development expenses decreased slightly by $12,237 to $1,848,866 for the year ended December 31, 2020, from $1,861,103 for the year ended December 31, 2019.

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Selling and Marketing

Selling and marketing expenses were $1,177,321 for the year ended December 31, 2020, compared to $1,409,996 for the year ended December 31, 2019, a decrease of $232,675. This decrease was the result of decreases in personnel costs directly attributed to a reduction in sales and marketing personnel primarily at Coolisys.

General and Administrative

General and administrative expenses were $12,526,855 for the year ended December 31, 2020 compared to $15,524,180 for the year ended December 31, 2019, a decrease of $2,997,325. General and administrative expenses decreased from the comparative prior period, mainly due to lower legal fees, stock compensation expense, other third-party fees and travel related costs, which decreased during the year ended December 30, 2020 due to travel restrictions related to the COVID-19 pandemic.

Asset Impairment Charges

There were no asset impairment charges recognized during the year ended December 31, 2020, compared to $4,315,856 for year ended December 31, 2019. The impairment charges for the year ended December 31, 2019 related to impairments of our cryptocurrency mining equipment.

Impairment loss on goodwill and intangible assets

During the year ended December 31, 2019, we performed a qualitative assessment and concluded that the goodwill at Coolisys was impaired and recorded an impairment of $480,953. Further, during the year ended December 31, 2019, we also recorded an impairment loss of $170,692 related to intangible assets primarily comprised of trade names, customer relationships and a non-competition agreement at Coolisys. For the year ended December 31, 2020, the Company did not record any impairment loss.

Provision for credit losses

Loans are generally carried at the amount of unpaid principal, adjusted for unearned loan fees and original issue discount, which are amortized over the term of the loan using the effective interest rate method. Interest on loans is accrued based on the principal amounts outstanding. During the years ended December 31, 2020 and 2019, we evaluated the collectability of both interest and principal for the convertible promissory notes in AVLP to determine whether there was an impairment. As of December 31, 2019, based on information and events available at that time, primarily the value of the underlying conversion feature and recent economic events, we concluded that an impairment existed and, accordingly, we recorded a $4,000,000 provision for credit losses. As of December 31, 2020, due to an increase in the value of the underlying conversion feature, we reduced the provision by $2,000,000.

Interest Income

Interest income was $104,869 for the year ended December 31, 2020 compared to $3,351,226 for the year ended December 31, 2019. The decrease in interest income for the year ended December 31, 2020 is related to a decrease in interest income pursuant to the AVLP Loan Agreement entered into on September 6, 2017, with AVLP, a related party, as subsequently amended. Due to the impaired status of the loan, no interest was recognized during the year ended December 31, 2020.

Interest expense

Interest expense was $9,648,820 for the year ended December 31, 2020, compared to $7,261,857 for the year ended December 31, 2019. The increase in interest expense for the year ended December 31, 2020 is primarily related to an increase of amortization of debt discount resulting from original issue discount from the issuance of warrants in conjunction with the sale of debt instruments. During the year ended December 31, 2020 and 2019, as a result of these issuances, non-cash interest expense of $7,251,365 and $3,709,993, respectively, was recorded from the amortization of debt discount and debt financing costs.

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Loss on issuance of warrants

On March 29, 2019, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with A.G.P./Alliance Global Partners (the “Underwriter”), pursuant to which the Company agreed to issue and sell an aggregate of (a) 71,388 shares of its common stock (the “Shares”) together with warrants to purchase 71,388 shares of common stock (the “Common Warrants”) and (b) pre-funded warrants to purchase up to 317,500 shares of its common stock (the “Pre-Funded Warrants”) together with a number of Common Warrants to purchase 317,500 shares of common stock (the “Offering”). The Shares were sold to the purchasers at the public offering price of $17.60 per share (the “Offering Price”). The Common Warrants were sold at a public offering price of $0.40 per Common Warrant. The Pre-Funded Warrants were offered to each purchaser whose purchase of the Shares and the Common Warrant in the Offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of the Company’s outstanding common stock immediately following the consummation of the Offering. The purchase price of each Pre-Funded Warrant equaled the Offering Price at which the Shares were sold to the public in the Offering, minus $0.40, and the exercise price of each Pre-Funded Warrant equaled $0.40 per share. In addition, the Company has also issued the Underwriter a warrant to purchase a maximum of 15,550 additional shares of common stock at an initial exercise price of $19.80 per share, with a term of five years (the “Underwriter Warrants”).

We recognized a loss on issuance of warrants of $1,763,481 for the year ended December 31, 2019, based upon the fair value of the warrants issued in our March 2019 underwritten public offering of common stock and warrants (the “Offering”) in excess of the proceeds received from the Offering.

Change in fair value of warrant liability

During the year ended December 31, 2020, the fair value of the warrants that were issued in our Offering increased by $48,842 whereas during the year ended December 31, 2019, the fair value of the warrants decreased by $1,124,953. The fair value of these warrants is re-measured at each financial reporting period and immediately before exercise, with any changes in fair value recorded as change in fair value of warrant liability in the Condensed Consolidated Statements of Operations and Comprehensive Loss.

Loss on extinguishment of debt

Loss on extinguishment of debt was $18,706,488 for the year ended December 31, 2020 compared to $966,134 for the year ended December 31, 2019. During the year ended December 31, 2020, principal and accrued interest of $6,411,795 and $2,196,599, respectively, on the Company’s debt securities was satisfied through the issuance of 9,632,219 shares of Common Stock. The Company recognized a loss on extinguishment of $15,572,326 as a result of these issuances. The remaining loss on extinguishment is primarily due to the estimated fair value of warrants to purchase an aggregate of 1,700,361 shares of common stock that were issued to Esousa pursuant to the Master Exchange Agreement.

Net gain (loss) from discontinued operations

As a result of temporary closures of restaurants in San Diego County and the deteriorating business conditions at the Company’s restaurant businesses, during the first quarter of 2020, the Company concluded that discontinuing the operations of I.AM was ultimately in its best interest. Management determined that the permanent closing of the restaurant operations met the criteria for presentation as discontinued operations. Accordingly, the results of the restaurant operations are presented as discontinued operations in our consolidated statements of operations and comprehensive loss and are excluded from continuing operations for all periods presented. Additionally, on November 2, 2020, I.AM filed a voluntary petition for bankruptcy under Chapter 7 in the United States Bankruptcy Court in the Central District of California, Santa Ana Division, case number 8:20-bk-13076. As a result of I.AM’s bankruptcy filing on November 2, 2020, Ault Global ceded authority for managing the business to the Bankruptcy Court. For this reason, we concluded that Ault Global had lost control of I.AM, and no longer had significant influence over I.AM. Therefore, we deconsolidated I.AM effective with the filing of the Chapter 11 bankruptcy in November 2020 and recorded a gain on deconsolidation of 2,358,992.

Net Loss

For the foregoing reasons, our net loss for the year ended December 31, 2020, was $32,728,629 compared to a net loss of $32,945,828 for the year ended December 31, 2019. After taking into consideration the loss attributable to the non-controlling interest of the minority shareholders of Microphase during the years ended December 31, 2020 and 2019, of $0 and $32,416, respectively, and preferred dividends of $17,621 and $15,938, respectively, the net loss available to common shareholders during the years ended December 31, 2020 and December 31, 2019, was $32,746,250 and $32,929,350, respectively.

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As reflected in our consolidated statement of cash flows for the years ended December 31, 2020 and 2019, our reported net loss includes a significant number of non-cash charges of $29,325,236 and $11,435,682, respectively. A summary of these non-cash charges is as follows:

	For the Year Ended
	December 31,
	2020	2019
Loss on extinguishment of debt	$18,706,488	$-
Interest expense – debt discount	7,251,365	3,709,993
Stock-based compensation	1,105,688	1,583,991
Depreciation and amortization	727,373	3,465,091
Impairment of property and equipment	1,525,316	4,315,856
Accretion of original issue discount on notes receivable – related party	21,998	(2,277,777)
Accretion of original issue discount on notes receivable	(61,834)	-
Fair value in excess of proceeds upon issuance of warrants	-	1,763,481
Change in fair value of warrant liability	48,842	(1,124,953)
Non-cash items included in net loss	$29,352,236	$11,435,682

Other comprehensive loss

Other comprehensive loss was $28,952,560 and $34,538,451, respectively, for the years ended December 31, 2020 and 2019. Other comprehensive income for the year ended December 31, 2020, which increased our equity, was primarily due to unrealized gains in the warrant derivative securities that we received as a result of our investment in Avalanche International, Corp., or AVLP, a related party, and from fluctuations in exchange rates between the U.S. dollar and the Israeli Shekel. During the year ended December 31, 2019, unrealized losses in the warrant derivative securities of AVLP was the primary component of other comprehensive loss.

LIQUIDITY AND CAPITAL RESOURCES

On December 31, 2020, we had cash and cash equivalents of $18,679,848. This compares with cash and cash equivalents of $483,383 at December 31, 2019. The increase in cash and cash equivalents was primarily due to cash provided by financing activities with the remaining variance attributed to fluctuations in exchange rates between the U.S. dollar and the Israeli Shekel.

Net cash used in continuing operating activities totaled $11,182,225 for the year ended December 31, 2020, compared to $10,262,733 for the year ended December 31, 2019. The most significant change was a decrease in cash provided from payments on accounts receivable, related party. During April 2019, we received a payment $2,676,219 and no such payments were received during the year ended December 30, 2020. Cash flow from operating activities during the year ended December 31, 2020 benefited from improved operating results compared to the prior year period, including improved gross margins from ceasing the negative margin cryptocurrency mining operations and lower general and administrative expenses from lower third-party fees and travel related costs.

Net cash used in investing activities was $7,783,215 for the year ended December 31, 2020, compared to $2,851,055 for the year ended December 31, 2019. The increase of the net usage of cash from investing activities was primarily attributed to $3,627,534 cash used for the acquisition of Relec, net of cash acquired, $2,118,411 related party investments in AVLP and Alzamend, and $1,425,341 related to the purchase of marketable equity securities.

Net cash provided by financing activities was $37,283,639 and $12,925,203 for the year ended December 31, 2020 and 2019, respectively. Net cash provided by financing activities for the year ended December 31, 2020, primarily related to net proceeds from the sale of shares of common stock through our at-the-market offerings, net proceeds from our debt financings, partially offset by net payments related to advances on future receipts. Net cash provided by financing activities for the year ended December 31, 2019, primarily related to net proceeds from the sale of shares of common stock through our at-the-market offering, partially offset by net payments related to our debt financings and advances on future receipts.

Historically, we have financed our operations principally through issuances of convertible debt, promissory notes and equity securities. During 2020, as reflected below, we continued to successfully obtain additional equity and debt financing and in restructuring existing debt.

•	On February 10, 2020, we entered into a Master Exchange Agreement with Esousa, which acquired approximately $4.2 million dollars in principal amount from previous noteholders, plus accrued but unpaid interest, of certain promissory notes that had been previously issued by us. Esousa also agreed to purchase additional notes and during the three months ended September 30, 2020, Esousa acquired $2,240,015 in principal amount, plus accrued but unpaid interest, of certain additional promissory notes that had been previously issued by us (collectively, the “Notes”). Pursuant to the Master Exchange Agreement, Esousa has the unilateral right to acquire shares of the Company’s common stock in exchange for the Notes.

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•	Between August 2020 and September 2020, the Company received $2,850,000 in loans from Esousa pursuant to which the Company agreed to issue unsecured short-term promissory notes with interest rates of 13% and 14%. Pursuant to these loans, and an additional loan of $350,000 received during October 2020, we issued two unsecured promissory notes in the aggregate principal face amount of $1,200,000 with an interest rate of 14% and issued a promissory note in the principal face amount of $2,000,000 with an interest rate of 13%.

•	On October 2, 2020, the Company entered into an At-The-Market Issuance Sales Agreement (the “2020 Sales Agreement”) with Ascendiant Capital Markets, LLC to sell shares of its common stock having an aggregate offering price of up to $8,975,000 from time to time, through an “at the market offering” program (the “2020 ATM Offering”). On December 1, 2020, the Company filed an amendment to the prospectus supplement with the SEC to increase the amount of common stock that may be offered and sold in the 2020 ATM Offering, as amended under the Sales Agreement to $40,000,000 in the aggregate, inclusive of the up to $8,975,000 in shares of common stock previously sold in the 2020 ATM Offering. The offer and sale of shares of common stock from the 2020 ATM Offering was made pursuant to our effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-222132) which became effective on January 11, 2018. Through December 31, 2020, the Company had received gross proceeds of $39,978,350 through the sale of 12,582,000 shares of common stock from the 2020 ATM Offering. The 2020 ATM Offering was terminated on December 31, 2020.

•	On January 22, 2021, the Company entered into an At-The-Market Issuance Sales Agreement (the “2021 Sales Agreement”), with Ascendiant Capital Markets, LLC, or the sales agent, relating to the sale of shares of Common Stock offered by a prospectus supplement and the accompanying prospectus, as amended by the amendment to the 2021 Sales Agreement dated February 16, 2021, or the amended sales agreement. In accordance with the terms of the amended sales agreement, the Company may offer and sell shares of Common Stock having an aggregate offering price of up to $125,000,000 from time to time through the sales agent. As of February 22, 2021, the Company had sold an aggregate of 21,561,900 shares of its common stock pursuant to the sales agreement for gross proceeds of $124,983,305.

The Company believes its current cash on hand is sufficient to meet its operating and capital requirements for at least the next twelve months from the date the financial statements for its fiscal year ended December 31, 2020 are issued.

Critical Accounting Policies

Fair value of Financial Instruments

In accordance with ASC No. 820, Fair Value Measurements and Disclosures, fair value is defined as the exit price, or the amount that would be received for the sale of an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

The guidance also establishes a three-tier hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs include those that market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors that market participants would use in valuing the asset or liability.

We assess the inputs used to measure fair value using the three-tier hierarchy based on the extent to which inputs used in measuring fair value are observable in the market.

The Company’s investments in AVLP, a related party controlled by Philou, an affiliate of the Company, consist of convertible promissory notes, derivative instruments and shares of AVLP common stock. As of December 31, 2020, the Company has provided loans to AVLP in the principal amount $11,269,136 and, in addition to the 12% convertible promissory notes, AVLP has issued to the Company warrants to purchase 22,537,871 shares of AVLP common stock at an exercise price of $0.50 per share for a period of five years. Management used both a market and income approach to quantify the carrying amount of the convertible notes, including credit risk. The market approach considered the fair value of AVLP’s common stock adjusted for a lack of marketability discount and the time value of money based on expectation as to the timing of a potential liquidity event which could affect the timing of a settlement of the convertible notes. The income approach was primarily based on a discounted cash flow analysis with assumptions regarding forecasted revenues, operating margins and a risk-adjusted discount rate to compute the net present value of such cash flows.

In determining the revenue and expense assumptions that were used in the discounted cash flow analysis, the Company considered the disruptive nature of AVLP’s Multiplex Laser Surface Enhancement (“MLSE”) plasma-laser system, the size of the market for the treatment of textiles, customer demand, existing treatment methods, the performance capabilities of the MLSE system and the risk of business execution and the adoption of AVLP’s disruptive technology.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Because we are a smaller reporting company, this section is not applicable.

ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The financial statements required by this Item 8 are included in this Annual Report following Item 16 hereof. As a smaller reporting company, we are not required to provide supplementary financial information.

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable

ITEM 9A.	CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

As of December 31, 2020, we have carried out an evaluation, under the supervision of, and with the participation of, our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have established disclosure controls and procedures designed to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms and is accumulated and communicated to management, including the principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure.

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Based upon that evaluation, our principal executive officer and principal financial officer, with the assistance of other members of the Company's management, have evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of the end of the period covered by this annual report and has determined that our disclosure controls and procedures were not effective due to the material weakness as described herein.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2020. In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control-Integrated 2013 Framework. Our management has concluded that, as of December 31, 2020, our internal control over financial reporting was not effective.

A material weakness is a control deficiency (within the meaning of the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 2) or combination of control deficiencies that result in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Management has identified the following material weakness:

1.

We do not have sufficient resources in our accounting function, which restricts our ability to gather, analyze and properly review information related to financial reporting, including applying complex accounting principles relating to consolidation accounting and fair value estimates, in a timely manner. In addition, due to our size and nature, segregation of all conflicting duties may not always be possible and may not be economically feasible. However, to the extent possible, the initiation of transactions, the custody of assets and the recording of transactions should be performed by separate individuals. Management evaluated the impact of our failure to have segregation of duties during our assessment of our disclosure controls and procedures and concluded that the control deficiency that resulted represented a material weakness.

Changes in Internal Controls over Financial Reporting

Management, with the participation of our Chief Executive Officer and Chief Financial Officer, has assessed whether any changes in our internal control over financial reporting that occurred during the year ended December 31, 2020 have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. Significant changes were implemented and tested during the latter half of fiscal 2020 through the date of this report to remediate our material weaknesses in internal control over financial reporting. Management believes that such measures we have implemented to remediate the material weaknesses in our disclosure controls and procedures and internal control over financial reporting have had a favorable impact on our internal control over financial reporting. Changes in our internal control over financial reporting through the date of this report that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting are described below.

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Material Weaknesses Remediated at December 31, 2020:

1.	Control activities related to the timely communication of information necessary to properly record transactions. We did not have adequate controls to ensure that information necessary to properly record transactions was adequately communicated on a timely basis from non-financial personnel to those responsible for financial reporting.

2.	Control activities related to general information technology (“IT”) controls over certain information systems that are relevant to the mitigation of the risk pertaining to the misappropriation of assets. Specifically, we the design and implement program change management controls for certain financially relevant systems to ensure that IT program and data changes affecting the Company’s (i) financial IT applications, (ii) digital currency mining equipment, (iii) digital currency hardware wallets, and (iv) underlying accounting records, are identified, tested, authorized and implemented appropriately.

Planned Remediation

Management, in coordination with the input, oversight and support of our Audit Committee, has identified the measures below to strengthen our control environment and internal control over financial reporting.

On August 19, 2020, Mr. Horne resigned as our Chief Financial Officer and was appointed our President, and later became our Chief Executive Officer. Mr. Cragun, who had served as the Company’s Chief Accounting Officer since October 1, 2018, succeeded Mr. Horne as the Chief Financial Officer of the Company. In January 2018, we engaged the services of a financial accounting advisory firm. In January 2019, we hired a Senior Vice President of Finance. In May 2019, we hired an Executive Vice President and General Counsel, who later became our President and General Counsel. Finally, in January 2021, we hired a Director of Reporting. These individuals were tasked with expanding and monitoring the Company’s internal controls, to provide an additional level of review of complex financial issues and to assist with financial reporting. On October 7, 2019, we created an Executive Committee which is currently comprised of our Executive Chairman, Chief Executive Officer and President. The Executive Committee meets on a daily basis to address the Company’s critical needs and provides a forum to approve transactions which are communicated to the Company’s Chief Financial Officer and Senior Vice President of Finance on a bi-weekly basis by our Chief Executive Officer, who also reviews all of the Company’s material transactions and reviews the financial performance of each of our subsidiaries. On December 16, 2020, in consultation with the Chairman of the Audit Committee, we engaged a professional services firm to review management’s assessment of compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and to identify internal control process improvement opportunities. These changes have improved and simplified our internal processes and resulted in enhanced controls. While these changes have improved and simplified our internal processes and resulted in enhanced controls, these enhancements have not been operating for a sufficient period of time for management to conclude, through testing, that these controls are operating effectively. Further, as we continue to expand our internal accounting department, the Chairman of the Audit Committee shall perform the following:

•	assists with documentation and implementation of policies and procedures and monitoring of controls, and

•	reviews all anticipated transactions that are not considered in the ordinary course of business to assist in the early identification of accounting issues and ensure that appropriate disclosures are made in the Company’s financial statements.

We are currently working to improve and simplify our internal processes and implement enhanced controls, as discussed above, to address the material weaknesses in our internal control over financial reporting and to remedy the ineffectiveness of our disclosure controls and procedures. These material weaknesses will not be considered to be remediated until the applicable remediated controls are operating for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

This Annual Report does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our independent registered public accounting firm pursuant to a provision under the Dodd-Frank Wall Street Reform and Consumer Protection Act which grants a permanent exemption for non-accelerated filers from complying with Section 404(b) of the Sarbanes-Oxley Act of 2002.

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Changes in Internal Control over Financial Reporting

During the most recent fiscal quarter 2018 there were no significant changes in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that have materially affected or are reasonably likely to materially affect our internal control over financial reporting.

ITEM 9B.	OTHER INFORMATION.

None

PART III

Item 10.	Directors, Executive Officers and Corporate Governance.

The following table sets forth the positions and offices presently held by each of our current directors and executive officers and their ages:

			Served as a
		Position and Offices	Director and
Name	Age	Held with the Company	Officer Since
Milton C. Ault, III (1)	51	Executive Chairman of the Board	2017
William B. Horne (1)	52	Chief Executive Officer, Vice Chairman and Director	2016
Henry Nisser (1)(2)	52	President, General Counsel and Director	2019
Kenneth S. Cragun (1)(3)	60	Chief Financial Officer	2020
Robert O. Smith	76	Lead Independent Director	2016
Moti Rosenberg	73	Director	2015
Jeffrey A. Bentz	61	Director	2018
Jodi Brichan	52	Director	2019
Howard Ash (4)	61	Director	2020

(1)	Executive Officer.
(2)	Mr. Nisser was appointed to our Board of Directors on September 17, 2020.
(3)	Mr. Cragun was appointed as our Chief Financial Officer on August 20, 2020.
(4)	Mr. Ash was appointed to our Board of Directors on August 13, 2020.

Each of the directors named above will serve until the next annual meeting of our stockholders or until his respective successor is elected and qualified. Subject to the terms of applicable employment agreements, our executive officers serve at the discretion of our Board.

Mr. Milton C. Ault, III

On January 19, 2021, Mr. Ault resigned as Chief Executive Officer and was appointed as the Executive Chairman of the board of directors. On December 28, 2017, Mr. Ault was appointed Chief Executive Officer. On March 16, 2017, Mr. Ault was appointed Executive Chairman of the board of directors. Mr. Ault entered into an employment agreement with us on June 17, 2018. Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. On February 25, 2016, Mr. Ault founded Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and has served as its Chairman ever since. Mr. Ault has served as Chairman of Ault & Company, Inc., a Delaware holding company, since December 2015, and as Chairman of Avalanche International Corp., a publicly traded Nevada company and a “voluntary filer,” which as such is not required to file periodic reports, since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Executive Chairman.

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William B. Horne

Mr. Horne has served as a member of our board of directors since October 2016. On January 19, 2021, Mr. Horne resigned as President and was appointed as the Chief Executive Officer. On August 19, 2020, Mr. Horne resigned as our Chief Financial Officer and was appointed as our President. He was appointed as our Chief Financial Officer on January 25, 2018. Prior to his appointment as our Chief Financial Officer, Mr. Horne served as one of our independent directors. He served as the Chief Financial Officer of Targeted Medical Pharma, Inc. (OTCBB: TRGM) from August 2013 to May 2019. Mr. Horne is a director and Chief Financial Officer of Avalanche International, Corp., a “voluntary filer” under the Exchange Act. Mr. Horne has served on the board of directors of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since June 1, 2016. Mr. Horne previously held the position of Chief Financial Officer in various public and private companies in the healthcare and high-tech field. Mr. Horne has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Henry Nisser

Mr. Nisser has served as a member of our board of directors since September 17, 2020 and was appointed as our Executive Vice President and General counsel on May 1, 2019. On January 19, 2021, Mr. Nisser resigned as Executive Vice President and was appointed as the President. Mr. Nisser is the Executive Vice President and General Counsel of Avalanche International, Corp., a “voluntary filer” under the Exchange Act. Mr. Nisser has served on the board of directors of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since September 1, 2020 and has served as its Executive Vice President and General Counsel since May 1, 2019. From October 31, 2011 through April 26, 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP (“SRF”), a law firm based in New York City. While with SRF, his practice was concentrated in national and international corporate law, with a particular focus on U.S. securities compliance, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser drafted and negotiated a variety of agreements related to reorganizations, share and asset purchases, indentures, public and private offerings, tender offers and going private transactions. Mr. Nisser also represented clients’ special committees established to evaluate M&A transactions and advised such committees’ members with respect to their fiduciary duties. Mr. Nisser is fluent in French and Swedish as well as conversant in Italian. Mr. Nisser received his B.A. from Connecticut College in 1992, where he majored in International Relations and Economics. He received his LLB from the University of Buckingham School of Law in 1999. We believe that Mr. Nisser’s extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies give him the qualifications and skills to serve as one of our directors.

Kenneth S. Cragun

Mr. Cragun was appointed as our Chief Financial Officer on August 19, 2020. Prior to his appointment as Chief Financial Officer, Mr. Cragun served as our Chief Accounting Officer since October 1, 2018. Mr. Cragun has been the Chief Financial Officer of Alzamend Neuro, Inc., a development stage entity seeking to prevent, treat and cure Alzheimer’s Disease, since October of 2018. He served as a CFO Partner at Hardesty, LLC, a national executive services firm since October 2016. His assignments at Hardesty included serving as CFO of CorVel Corporation, a $1.1 billion market cap publicly traded company (NASDAQ: CRVL) and a nationwide leader in technology driven, healthcare-related, risk management programs and of RISA Tech, Inc. a private structural design and optimization software company. Mr. Cragun was also CFO of two NASDAQ-listed companies, Local Corporation, from April 2009 to September 2016, which operated Local.com, a U.S. top 100 website, and Modtech Holdings, Inc., from June 2006 to March 2009, a supplier of modular buildings. Prior thereto, he had financial leadership roles with increasing responsibilities at MIVA, Inc., ImproveNet, Inc., NetCharge Inc., C-Cube Microsystems, Inc, and 3-Com Corporation. Mr. Cragun serves on the Board of Directors and Chairman of the Audit Committee of Verb Technology Company, Inc. (NASDAQ: VERB). Mr. Cragun began his professional career at Deloitte. Mr. Cragun holds a Bachelor of Science degree in accounting from Colorado State University-Pueblo. Mr. Cragun’s industry experience is vast, with extensive experience in fast-growth environments and building teams in more than 20 countries. Mr. Cragun has led multiple financing transactions, including IPOs, PIPEs, convertible debt, term loans and lines of credit.

Robert O. Smith

Mr. Smith serves as one of our independent directors. Previously, he served as a member of our board of directors from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. From 2004 to 2007, he served on the Board of Directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of our board of directors. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of our board of directors, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

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Mordechai Rosenberg

Mr. Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.’s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including, company, battalion and brigade commander, head of the training center for all IDF infantry, and head of the Air Force’s Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. Mr. Rosenberg graduated from the course of Directors & Officers at the College of Management, Tel Aviv. We believe that Mr. Rosenberg’s business background give him the qualifications to serve as one of our directors.

Jeffrey Bentz

Mr. Bentz serves as one of our independent directors. Mr. Bentz is an experienced businessman who has served since 1994 as President of North Star Terminal & Stevedore Company, a full-service stevedoring company located in Alaska and whose major areas of business include terminal operations and management, stevedore services, and heavy equipment operations. He also has served as a director and advisor to several private companies and agencies. Mr. Bentz obtained a B.A. in Business and Finance from Western Washington University in 1981. We believe that Mr. Bentz’s executive-level experience, including his operational and financial oversight of companies with multiple profit centers and his extensive experience in the real estate and commercial services industries give him the qualifications and skills to serve as one of our directors.

Jodi Brichan

Ms. Brichan serves as one of our independent directors. Ms. Brichan has more than 25 years of experience in product commercialization, clinical research, marketing communications, sales planning and product launches. From February through November of 2020, Ms. Brichan served as the Chief Growth Officer of Greater Than One, Inc., a San Francisco-based media company. From January through September of 2019, Ms. Brichan served as the Chief Executive Officer of AdvaVet, Inc., a wholly-owned subsidiary of Oasmia Pharmaceutical AB, a Sweden-based pharmaceutical company engaged in the field of human and veterinary oncology. From 2008 to 2016, Ms. Brichan held senior positions with Omnicom Health Group, a global healthcare marketing and communications company, including acting as Global Client Leader and as a Senior Vice President. From 2003 through 2008, Ms. Brichan held senior management positions with Publicis Health, a healthcare communications network, including as SVP of Client Services. Currently, she serves as a consultant to companies in the life sciences, biotechnology, pharmaceutical and device industries and is a board member of the Healthcare Businesswomen's Association in San Francisco, California. Ms. Brichan brings significant experience in building businesses, diverse healthcare background, and history of successful product launches and award-winning advertising campaigns. We believe that Ms. Brichan’s business background gives her the qualifications to serve as one of our directors.

Howard Ash

Mr. Ash serves as one of our independent directors. Mr. Ash is an accomplished executive with extensive experience in business and finance, who served as CEO, COO and CFO to a variety of high profile, international companies. Mr. Ash continues to serve as Chairman of Claridge Management since 2000. Mr. Ash was a director of Net Element, Inc. (NASDAQ-NETE) from June 13, 2016 through July 13, 2020, serving as Chairman of both the Audit and Compensation committees, as well as the Nominating and Governance Committees during his tenure. He served as Chief Operating Officer of BioCard Corporation from 1997 to 2007. He served as Chief Operating Officer of CITA Americas, Inc. from 1996 to 1997. Mr. Ash served as Chief Executive Officer of IEDC Marketing, Inc. from 1992 to 1996. He held a CFO/Chief Strategist position at Abrams, Ash & Associates from 1990 to 1992. Mr. Ash currently serves on the Advisory Board of the UK based E2Exchange, the Institute of Entrepreneurs, since 2011, and is the only non-UK citizen holding that position. Mr. Ash served from 2009 to 2014 in a senior development and strategic capacity for One Laptop Per Child, a global NGO created to provide educational opportunities providing laptops to the world’s poorest children. Prior Chairmanships include the 2009 through 2012 term for the Sturge Weber Foundation, a non-profit organization dedicated to curing this rare but fatal syndrome affecting children. Previously, Mr. Ash was an Advisory Board Member to Edge Global Investment Limited which forged a strategic partnership with the Africa Forum, consisting of 37 former Heads of State and Government. Mr. Ash started an interest-free micro-loan society in 1987 that has provided more than $15 million in micro-loans throughout the United States and Israel. In 1999, Mr. Ash founded the Circle of Life Resource Center, Inc., a food bank in Miami, Florida that feeds several hundred families per week. Mr. Ash earned a Bachelor of Commerce degree, with Honors in Accounting and Law from the University of Witwatersrand (South Africa) in 1980. We believe that Mr. Ash’s extensive experience as a business and finance executive and member of multiple oversight bodies, provides him with the necessary skills to be qualified to serve as one of our directors.

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Corporate Governance

Our Board is currently composed of eight members and maintains the following three standing committees: (1) the Audit Committee; (2) the Compensation Committee; and (3) the Nominating and Governance Committee. The membership and the function of each of the committees are described below. Our Board may, from time to time, establish a new committee or dissolve an existing committee depending on the circumstances. Current copies of the charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee can be found on our website at https://aultglobal.com.

Audit Committee

Messrs. Ash, Smith and Bentz currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that Messrs. Ash and Smith qualify as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE American Rules.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion.

Compensation Committee

Messrs. Smith, Bentz and Rosenberg as well as Ms. Brichan currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Bentz serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Chief Executive Officer, President and Chief Financial Officer; and administering our stock option plans and other benefit plans.

Nominating and Governance Committee

Messrs. Ash and Rosenberg, as well as Ms. Brichan currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American. Ms. Brichan serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

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In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of stockholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the power-supply industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Executive Committee

As a holding company, our business strategy is designed to increase shareholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to shareholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize shareholder value, such as activist trading. We anticipate returning value to shareholders after satisfying our debt obligations and working capital needs.

On October 7, 2019, we created an Executive Committee which is comprised of our Executive Chairman, Chief Executive Officer and President. The Executive Committee meets on a daily basis to address the Company’s critical needs and provides a forum to approve transactions which are communicated to our Chief Financial Officer and Senior Vice President of Finance on a bi-weekly basis by our Chief Executive Officer

Our Executive Committee approves and manages our trading strategy. The Executive Committee has decades of experience in financial, investing and securities transactions. Led by our Executive Chairman, Milton “Todd” Ault III, we seek to find undervalued companies and disruptive technologies with a global impact. We also use a traditional methodology for valuing securities that primarily looks for deeply depressed prices. Upon making an investment, we often become actively involved in the companies we seek to acquire. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business. Mr. Ault relies heavily on Mr. William B. Horne, the Company’s Vice Chairman and Chief Executive Officer and Henry Nisser, the Company’s President and General Counsel, to provide analysis and guidance on all acquisition targets and throughout the acquisition process.

From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our shareholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our shareholders.

Our Executive Committee acts as the underwriting committee for our subsidiary Digital Power Lending LLC (“DP Lending”) and approves all lending transactions. Under its business model, DP Lending generates revenue through origination fees charged to borrowers and interest generated from each loan. DP Lending may also generate income from appreciation of investments in marketable securities as well as any shares of common stock underlying convertible notes or warrants issued to DP Lending in any particular financing. DP Lending’s activities are more fully described elsewhere in this Annual Report; see page 10.

Involvement in Certain Legal Proceedings

Except as set forth below, to the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

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•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

•	or been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

1.	Mr. Ault held series 7, 24, and 63 licenses and managed four domestic hedge funds and one bond fund from 1998 through 2008. On April 26, 2012, as a result from an investigation by FINRA involving activities during 2008, Mr. Ault agreed to a settlement with FINRA in which he did not admit to any liability or violation of any laws or regulatory rules and that included restitution and a suspension from association with a FINRA member firm for a period of 2 years. As part of that settlement, Mr. Ault agreed that before he would reapply for association with FINRA, if at all, he would make restitution to certain investors. Mr. Ault was able to speak with and pay restitution to one of the investors, but no others. As a result, Mr. Ault is neither eligible, nor does he intend, to apply for association with FINRA.

2.	On June 23, 2015, Local Corporation, a Delaware corporation, filed a voluntary petition for reorganization under Chapter 11 of the US Bankruptcy Code. Mr. Cragun, our chief financial officer, was chief financial officer of Local Corporation at the time of filing.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

There are no family relationships among our directors and executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Executive officers, directors and ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the current fiscal year and the year ended December 31, 2020, all such filing requirements applicable to our officers, directors and ten percent stockholders were fulfilled with the following exception: During the fiscal year of 2020, all of our directors inadvertently filed one late Form 4 reporting one transaction.

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Code of Ethics

We have adopted the Code of Ethical Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions. The Code of Ethical Conduct is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code of Ethical Conduct is published on our website at https://aultglobal.com. We will disclose any substantive amendments to the Code of Ethical Conduct or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our President, Amos Kohn, we will provide without charge, a copy of our Code of Ethical Conduct.

ITEM 11.	EXECUTIVE COMPENSATION.

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2020 and 2019, by our Chief Executive Officer. Because we are a Smaller Reporting Company, we only have to report information of our Chief Executive Officer and our two other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)(2)	Total ($)

Milton C. Ault, III	2020	400,000	200,000	0	0	30,202	630,202
Executive Chairman of the Board	2019	400,000	0	0	0	18,832	418,832
William B. Horne	2020	300,000	150,000	0	0	45,164	495,164
Chief Executive Officer	2019	300,000	10,000	0	0	17,856	327,856
Amos Kohn	2020	350,000	0	0	0	30,247	380,247
President	2019	350,000	0	0	0	47,902	397,902
Henry C. Nisser	2020	225,000	100,000	0	0	11,825	336,825
President and General Counsel (3)	2019	133,333	50,000	0	0	5,807	189,140
Kenneth S. Cragun	2020	200,000	25,000	0	0	21,398	246,398
Chief Financial Officer (4)

(1)	The values reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, of grants of stock options and stock awards to our named executive officer in the years shown.

(2)	The amounts in “All Other Compensation” consist of health insurance benefits, vehicle allowance, long-term and short-term disability insurance benefits, and 401K matching amounts.
(3)	Mr. Nisser was appointed as our General Counsel and Executive Vice President on May 1, 2019. Effective October 1, 2020, Mr. Nisser’s salary was increased to $300,000 per annum.
(4)	Mr. Cragun was appointed as our Chief Financial Officer on August 20, 2020. Mr. Cragun’s compensation reflects total amount paid for the full year as Mr. Cragun was our Chief Accounting Officer prior to his appointment as Chief Financial Officer.

Employment Agreement with Milton C. Ault, III

On June 17, 2018, the Company entered into a ten year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer of the Company.  For his services, Mr. Ault will be paid a base salary of $400,000 per annum (the “Base Salary”).

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Pursuant to the terms and subject to the conditions set forth in the agreement, if the Company meets or exceeds criteria adopted by the Company’s compensation committee (the “Compensation Committee”) for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault shall be eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

Further, Mr. Ault is entitled to receive equity participation as follows: a grant of restricted stock in the aggregate amount of 1,250 shares of common stock, which shares shall vest ratably over 48 months beginning on January 1, 2020, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”)  that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Ault, which consent may be withheld in his discretion.

In addition, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of the Company’s common stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization above the High Water Mark (as such terms are defined in the agreement) as measured by the daily average closing bid price of the Company’s common stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets.  The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the agreement.

Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows:  (A)  an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

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Employment agreement with William B. Horne

On January 25, 2018, we entered into a five-year employment agreement with William Horne to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries.  For his services, Mr. Horne will be paid a base salary of $250,000 per annum. Upon signing of the employment agreement, Mr. Horne is entitled to a signing bonus in the amount of $25,000.  In addition, Mr. Horne shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee.

Further, Mr. Horne is entitled to receive equity participation as follows: a grant of restricted stock in the aggregate amount of 1,250 shares of common stock, which shares shall vest in installments of two hundred fifty (250) shares annually over five (5) years beginning on January 1, 2019, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC  that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Horne, which consent may be withheld in his discretion.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (i) any earned but unpaid base salary through the termination date; (ii) all reasonable expenses paid or incurred; and (iii) any accrued but unused vacation time.

Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows:  (A)  an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

Employment Agreement with Henry Nisser

On April 12, 2019, the Company entered into a four-year employment agreement (the “Agreement”) with Henry Nisser to serve as General Counsel and Executive Vice President of the DPW Holdings, Inc. (the “Company”) and its subsidiaries. The effective date of the Agreement is May 1, 2019. Pursuant to the Agreement, Mr. Nisser will be paid a base salary of $200,000 per annum (the “Base Salary”).

Upon the effective date of the Agreement, Mr. Nisser is entitled to a signing bonus in the amount of $50,000, with $25,000 being payable upon the effective date and $25,000 being payable no later than September 1, 2019. In addition, Mr. Nisser shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee, which bonus shall not exceed 300% of the Base Salary.

Further, Mr. Nisser is entitled to receive equity participation as follows: (A) a grant of restricted stock in the aggregate amount of 250,000 shares of common stock, which shares shall vest ratably over 48 months beginning with the first month after the effective date, and (B) an option to purchase 200,000 shares of common stock at a per share exercise price equal to the closing market price on the effective date, which option shall have a term of seven (7) years.

Mr. Nisser’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Nisser is employed by the Company and upon the termination of Mr. Nisser’s employment and for a period of two years thereafter, there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Nisser shall have been determined.

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Upon termination of Mr. Nisser’s employment (other than upon the expiration of the employment), Mr. Nisser shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Nisser’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Nisser’s employment, the Company shall pay to Mr. Nisser a “Separation Payment” as follows: (a) an amount equal to four weeks of base salary for each full year of service, (b) commencing on the date that shall be one (1) year from the effective date, should Mr. Nisser provide the Company with a separation, waiver and release agreement within 30 days of termination, then the Company shall pay to Mr. Nisser the Base Salary (in effect immediately prior to the termination date) an amount equal to the lesser of what Mr. Nisser would have received if the employment period ended after (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 18-month period commencing on the date Executive is terminated, payable in one lump sum; (ii) provide during the separation period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Nisser would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Nisser will be paid an amount equal to four times his Separation Payment.

 Advisory Vote on Executive Compensation

At the annual meeting of stockholders on July 2, 2019, the stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. In addition, stockholders voted, on an advisory basis, that an advisory vote on executive compensation should be held every three years.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2020 to the Named Executive Officer.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020
OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Milton C. Ault III	—	—	—	—	—
William B. Horne	—	—	—	—	—
Amos Kohn	—	—	—	—	—
Henry C. Nisser	—	—	—	—	—
Kenneth S. Cragun	—	—	—	—	—

Director Compensation

Beginning July 1, 2019, the Company pays each independent director an annual base amount of $35,000 annually, other than Mr. Smith, who will receive a base amount of $45,000 annually due to anticipated additional services to be provided by Mr. Smith as a lead independent director and Mr. Ash, who will receive a base amount of $45,000 annually due to anticipated additional services provided by Mr. Ash as Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided are significantly above what was anticipated.

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The table below sets forth, for each non-employee director, the total amount of compensation related to his or her service during the year ended December 31, 2020:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	70,000	—	—	—	70,000
Jeffrey A. Bentz	60,000	—	—	—	60,000
Mordechai Rosenberg	60,000	—	—	—	60,000
Jodi Brichan	55,000	—	—	—	55,000
Howard Ash (1)	38,750	—	—	—	38,750

(1)	Mr. Ash was appointed as an independent director on August 13, 2020 and earned compensation from that date.

On December 28, 2018, the stockholders approved the 2018 Stock Incentive Plan (as amended on May 5, 2019), which amendment was approved by the stockholders on July 19, 2019, the “2018 Stock Incentive Plan”), under which options to acquire up to 12,500, as increased to 175,000 pursuant to the foregoing amendment thereto, shares of common stock may be granted to the Company's directors, officers, employees and consultants. The 2018 Stock Incentive Plan is in addition to the Company’s (i) 2017 Stock Incentive Plan (the “2017 Plan”), under which options to acquire up to 2,500 shares of common stock may be granted to the Company's directors, officers, employees and consultants, (ii) 2016 Stock Incentive Plan (the “2016 Plan”), under which options to acquire up to 5,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants, and (ii) 2012 Stock Option Plan, as amended (the “2012 Plan”), which provides for the issuance of a maximum of 1,716 shares of the Company’s common stock to be offered to the Company’s directors, officers, employees, and consultants (collectively the “Plans”).

The purpose of the Plans is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2020, options to purchase 925 shares of common stock were issued and outstanding, and 6,693 shares are available for future issuance under the Plans.

401(k) Plan

Our subsidiaries, Coolisys and Microphase, have adopted tax-qualified employee savings and retirement plan, or 401(k) plan, which generally covers all of their full-time employees. Pursuant to the 401(k) plan, eligible employees may make voluntary contributions to the plan up to a maximum of pursuant to the current Internal Revenue Code limits. The Microphase 401(k) plan permits, but does not require, matching contributions by them on behalf of plan participants. The Coolisys 401(k) plan, includes matching contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary and permits make discretionary contributions. The 401(k) plans are intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

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ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of March 10, 2021 by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of March 10, 2021, there were 49,498,676 shares of our common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 10, 2021 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated below, the address of each beneficial owner listed below is c/o Ault Global Holdings, Inc., 11411 Southern Highlands Pkwy, #240, Las Vegas, NV 89141.

Name and address of beneficial owner	Number of shares beneficially owned		Approximate percent of class
Greater than 5% Beneficial Owners:
Philou Ventures, LLC	7,872	(2)	*
P.O. Box 3587 Tustin, CA 92705
Ault & Company, Inc.	1,362,795	(3)	2.74%
Directors and Officers: (1)
Milton Ault, III	1,365,255	(4)	2.74%
William Horne	806	(7)	*
Henry Nisser	4,622	(5)	*
Ken Cragun	0		*
Robert Smith	54	(6)	*
Mordechai Rosenberg	0		*
Jeffrey A. Bentz	9		*
Jodi Brichan	0		*
Howard Ash	0		*
All directors and executive officers as a group (nine persons)	1,370,746		2.75%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Ault Global Holdings, Inc., 11411 Southern Heights Pkwy, Suite240, Las Vegas, NV 89141.

(2)	Included 125,000 shares of Series B Preferred Stock that are convertible in 2,232 shares of common stock and warrants to purchase 2,232 share of common stock that are exercisable within 60 days of March 30, 2021. Also includes 3,408 shares of common stock.

(3)	Includes shares owned by Philou Ventures of which Ault & Company, Inc., is the Manager, 275,862 shares of common stock issuable upon conversion of a convertible promissory note and warrants to purchase 94 shares of common stock that are exercisable within 60 days of March 30, 2021. Also includes 1,078,967 shares of common stock.

(4)	Mr. Ault is the Chief Executive Officer of Ault & Company, Inc. Includes 7,872 shares owned by Philou Ventures and 1,354,923 shares owned by Ault & Company which may be deemed beneficially owned by Mr. Ault. Also includes 417 shares of common stock issuable pursuant to a stock incentive grant and 2,043 shares of common stock.

(5)	Includes 4,622 shares of common stock issuable pursuant to a stock incentive grant.

(6)	Includes warrants to purchase 54 shares of common stock that are exercisable within 60 days of March 30, 2021.

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(7)	Includes 806 shares of common stock issuable pursuant to a stock incentive grant.

Equity Compensation Information

The following table summarizes information about our equity compensation plans as of December 31, 2020.

			Number of securities
	Number of securities	Weighted-	remaining available for
	to be issued	average	future issuance under
	upon exercise	exercise price	equity compensation plans
	of outstanding	of outstanding	(excluding securities
	options, warrants and rights	options, warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders (1)	1,322	$440.72	6,693
Equity compensation plans not approved by stockholders	850,000	$1.79	-
Total	851,322	$2.71	6,693

(1)	Includes warrants to purchase 397 shares of common stock at an exercise price of $8.00 per share of common stock that were issued to Mr. Kohn and approved by the Company’s stockholders in December 2017.

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Our Audit Committee or in certain instances, a special committee of our board of directors, monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws. Examples of such transactions that must be approved by our Audit Committee or a special committee of our board of directors include, but are not limited to any transaction, arrangement, relationship (including any indebtedness) in which:

•	the aggregate amount involved is determined to by the Audit Committee to be material;

•	we are a participant; and

•	any of the following has or will have a direct or indirect interest in the transaction:

•	an executive officer, director, or nominee for election as a director;

•	a greater than five percent beneficial owner of our common stock; or

•	any immediate family member of the foregoing.

When reviewing transactions with a related person, the Audit Committee or any special committee of our board of directors formed for that purpose applies the standards for evaluating conflicts of interest outlined in our written Code of Business Conduct and Ethics.

The following information sets forth certain related transactions between us and certain of our stockholders or directors. Milton C. Ault, III, who is our Executive Chairman, is also the Chief Executive Officer of Ault & Company, Inc.

 Ault & Company, Inc.

On December 23, 2019, the Company announced that it had entered into an agreement whereby Ault & Company, Inc. would purchase an aggregate of 660,667 shares of our common stock at a purchase price per share of $1.12, subject to the approval of the NYSE American, for a total purchase price of $739,948. The purchase was authorized by the NYSE American on January 15, 2020. As a result, at the closing on January 15, 2020, Ault & Company became the beneficial owner of 666,945 shares of Common Stock, or up to 19.99% of our common stock then outstanding.

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On February 5, 2020, we sold and issued an 8% Convertible Promissory Note in the principal amount of $1,000,000 (the “Note”) to Ault & Company, Inc. The principal amount of the Note, plus any accrued and unpaid interest at a rate of 8% per annum, was due and payable on August 5, 2020. The Note is convertible into shares of our common stock, par value $0.001 per share at a conversion price of $1.45 per share.

Milton C. Ault, III, our Executive Chairman, is also the Chief Executive Officer of Ault & Company, Inc. William B. Horne, our Chief Executive Officer, Vice Chairman and Director, is also Chief Financial Officer of Ault & Company, Inc. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the President, General Counsel and a director of Ault & Company, Inc.

Avalanche International, Corp.

On September 6, 2017, we entered into a Loan and Security Agreement with Avalanche (as amended, the “AVLP Loan Agreement”) with an effective date of August 21, 2017 pursuant to which we will provide Avalanche a non-revolving credit facility. The AVLP Loan Agreement was recently increased to up to $15,000,000 and extended to December 31, 2023.

At December 31, 2020, we had provided Avalanche with $11,269,136 and, in addition to the 12% convertible promissory notes, AVLP has issued to the Company warrants to purchase 22,537,871 shares of AVLP common stock. Under the terms of the AVLP Loan Agreement, any notes issued by AVLP are secured by the assets of AVLP. As of December 31, 2020, we recorded contractual interest receivable attributed to the AVLP Loan Agreement of $2,025,475 and a provision for loan losses of $3,423,608. The warrants issued in conjunction with the non-revolving credit facility entitles us to purchase up to 22,537,871 shares of Avalanche common stock at an exercise price of $0.50 per share for a period of five years. The exercise price of $0.50 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The warrants may be exercised for cash or on a cashless basis.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors are directors of Avalanche. In addition, Philou Ventures, of which Ault & Company, Inc., is the Manager, is the controlling stockholder of Avalanche. Mr. Ault is the Executive Chairman of Avalanche. Further, our President, General Counsel and one of our directors, is the Executive Vice President and General Counsel of Avalanche.

Director Independence

	Independent	Audit Committee Member	Nominating and Governance Committee	Compensation Committee
Director
Milton C. Ault III	No
William B. Horne	No
Henry Nisser	No
Robert Smith	Yes	X		X
Howard Ash	Yes	C	X
Jodi Brichan	Yes		C	X
Jeffrey A. Bentz	Yes	X		C
Mordechai Rosenberg	Yes		X	X

____________

C – Chairperson of committee

X – Member of committee

ITEM 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Marcum LLP serves as our independent registered public accounting firm for the years ended December 31, 2020 and 2019. Ziv Haft, a BDO Member Firm, serves as the independent registered public accounting firm of Enertec Systems 2001 Ltd., our wholly-owned subsidiary.

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Fees and Services

The following table shows the aggregate fees billed to us for professional services by Marcum LLP and Ziv Haft for the years ended December 31, 2020 and 2019:

	2020	2019
Audit Services	$896,094	$878,370
Audit Related Services	—	—
Tax Services	—	—
All Other Services	—	—
Total	$896,094	$878,370

Audit Fee. This category includes the aggregate fees billed for professional services rendered for the audits of our financial statements for the years ended December 31, 2020 and 2019, for the reviews of the financial statements included in our quarterly reports on Form 10-Q during 2020 and 2019, and for other services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees. This category includes the aggregate fees billed in each of the last two years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

The Audit Committee’s policy is to pre-approve all services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. Our independent auditors are required to report periodically to the Audit Committee regarding the extent of services they provide in accordance with such pre-approval.

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PART IV

ITEM 15.	EXHIBITS

3.1	Form of Certificate of Determination of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, dated March 3, 2017. Incorporated by reference to the Current Report on Form 8-K filed on March 9, 2017 as Exhibit 3.1 thereto.
3.2	Certification of Incorporation, dated September 22, 2017. Incorporated herein by reference to the Current Report on Form 8-K filed on December 29, 2017 as Exhibit 3.1 thereto.
3.3	Certificate of Designations of Rights and Preferences of 10% Series A Cumulative Redeemable Perpetual Preferred Stock, dated September 13, 2018. Incorporated herein by reference to the Current Report on Form 8-K filed on September 14, 2018 as Exhibit 3.1 thereto.
3.4	Certificate of Designations of Rights and Preferences of Series C Convertible Redeemable Preferred Stock, dated February 27, 2019. Incorporated herein by reference to the Current Report on Form 8-K filed on February 28, 2019 as Exhibit 3.1 thereto.
3.5	Form of Amended & Restated Certificate of Designations of Rights and Preferences of Series C Convertible Preferred Stock. Incorporated by reference to the Current Report on Form 8-K filed on February 25, 2020 as Exhibit 3.1 thereto.
3.6	Bylaws effective as of August 13, 2020. Incorporated by reference to the Current Report on Form 8-K filed on August 14, 2020 as Exhibit 3.1 thereto.
3.7	Certificate of Ownership and Merger. Incorporated by reference to the Current Report on Form 8-K filed on January 19, 2021 as Exhibit 2.1 thereto.
4.1	Form of Common Stock Purchase Warrant. Incorporated by reference to the Current Report on Form 8-K filed on March 9, 2017 as Exhibit 4.1 thereto.
4.2	Form of Common Stock Purchase Warrant. Incorporated by reference to the Current Report on Form 8-K filed on April 4, 2017 as Exhibit 4.1 thereto.
4.3	Form of Common Stock Purchase Warrant. Incorporated by reference to the Current Report on Form 8-K filed on May 31, 2017 as Exhibit 4.1 thereto.
4.4	Form of Common Stock Purchase Warrant, dated July 27, 2017. Incorporated by reference to the Current Report on Form 8-K filed on July 26, 2017 as Exhibit 4.1 thereto.
4.5	Form of Common Stock Purchase Warrant, dated July 28, 2017. Incorporated by reference to the Current Report on Form 8-K filed on July 31, 2017 as Exhibit 4.1 thereto.
4.6	Form of Common Stock Purchase Warrant, dated July 28, 2017. Incorporated by reference to the Current Report on Form 8-K filed on July 31, 2017 as Exhibit 4.2 thereto.
4.7	Form of Common Stock Purchase Warrant, dated August 3, 2017. Incorporated by reference to the Current Report on Form 8-K filed on August 9, 2017 as Exhibit 10.3 thereto.
4.8	Form of Common Stock Purchase Warrant, dated August 10, 2017. Incorporated by reference to the Current Report on Form 8-K filed on August 11, 2017 as Exhibit 4.1 thereto.
4.9	Common Stock Purchase Warrant issued by Avalanche International Corp. to the Company, dated August 21, 2017. Incorporated by reference to the Current Report on Form 8-K filed on September 7, 2017 as Exhibit 4.1 thereto.
4.10	Convertible Promissory Note issued by Avalanche International Corp. to the Company, dated August 21, 2017. Incorporated by reference to the Current Report on Form 8-K filed on September 7, 2017 as Exhibit 10.2 thereto.
4.11	Form of Common Stock Purchase Warrant. Incorporated by reference to the Current Report on Form 8-K filed on November 2, 2017 as Exhibit 4.1 thereto.
4.12	Form of Common Stock Purchase Warrant, dated March 23, 2018. Incorporated by reference to the Current Report on Form 8-K filed on March 26, 2018 as Exhibit 4.1 thereto.
4.13	Form of Common Stock Purchase Warrant, dated April 16, 2018. Incorporated by reference to the Current Report on Form 8-K filed on April 16, 2018 as Exhibit 4.1 thereto.
4.14	Form of Series A Common Stock Purchase Warrant, dated May 17, 2018. Incorporated by reference to the Current Report on Form 8-K filed on May 16, 2018 as Exhibit 4.1 thereto.
4.15	Form of Series B Common Stock Purchase Warrant, dated May 17, 2018. Incorporated by reference to the Current Report on Form 8-K filed on May 16, 2018 as Exhibit 4.2 thereto.
4.16	Form of Series A Common Stock Purchase Warrant, dated May 15, 2018. Incorporated by reference to the Current Report on Form 8-K filed on May 16, 2018 as Exhibit 4.2 thereto.
4.17	Form of Series B Common Stock Purchase Warrant, dated May 15, 2018. Incorporated by reference to the Current Report on Form 8-K filed on May 16, 2018 as Exhibit 4.3 thereto.
4.18	Form of Underwriter’s Warrant, dated April 2, 2019. Incorporated by reference to the Current Report on Form 8-K filed on April 1, 2019 as Exhibit 4.3 thereto.
4.19	Form of Common Warrant, dated April 2, 2019. Incorporated by reference to the Current Report on Form 8-K/A filed on April 4, 2019 as Exhibit 4.1 thereto.
4.20	Form of Convertible Promissory Note, dated May 13, 2019. Incorporated by reference to the Current Report on Form 8-K filed on May 20, 2019 as Exhibit 4.1 thereto.
4.21	Form of Warrant, dated May 13, 2019. Incorporated by reference to the Current Report on Form 8-K filed on May 20, 2019 as Exhibit 4.2 thereto.

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Exhibit Number	Description
4.22	Form of Warrant, dated as of May 28, 2020. Incorporated by reference to the Current Report on Form 8-K filed on May 29, 2020 as Exhibit 4.3 thereto.
4.23	Form of Warrant, dated June 26, 2020. Incorporated by reference to the Current Report on Form 8-K filed on June 29, 2020 as Exhibit 4.2 thereto.
4.24	Form of Warrant. Incorporated by reference to the Current Report on Form 8-K filed on July 17, 2020 as Exhibit 4.2 thereto.
4.25	Form of Warrant, dated October 22, 2020. Incorporated by reference to the Current Report on Form 8-K filed on October 23, 2020 as Exhibit 4.2 thereto.
4.26	Form of Warrant dated October 27, 2020. Incorporated by reference to the Current Report on Form 8-K filed on October 27, 2020 as Exhibit 4.3 thereto.
4.27	Form of Warrant dated October 27, 2020. Incorporated by reference to the Current Report on Form 8-K filed on October 27, 2020 as Exhibit 4.4 thereto.
4.28	Form of Warrant issued to Esousa Holdings, LLC, dated November 19, 2020. Incorporated by reference to the Current Report on Form 8-K filed on November 20, 2020 as Exhibit 4.3 thereto.
4.29***	Description of Capital Stock.
10.1*	2012 Stock Incentive Plan. Incorporated by reference to the Company’s Definitive Proxy Statement on Form DEF 14A filed on October 22, 2012 as Exhibit A thereto.
10.2*	2016 Stock Incentive Plan. Incorporated by reference to the Current Report on Form 8-K filed on December 30, 2016 as Exhibit 10.1 thereto.
10.3	Preferred Stock Purchase Agreement between the Company and Philou Ventures, LLC, dated March 9, 2017. Incorporated by reference to the Current Report on Form 8-K filed on March 9, 2017 as Exhibit 10.1 thereto.
10.4	Registration Rights Agreement between the Company and Philou Ventures, LLC. Incorporated by reference to the Current Report on Form 8-K filed on March 9, 2017 as Exhibit 10.2 thereto.
10.5	Loan and Security Agreement between the Company and Avalanche International Corp., dated August 21, 2017. Incorporated by reference to the Current Report on Form 8-K filed on September 7, 2017 as Exhibit 10.1 thereto.
10.6*	2017 Stock Incentive Plan. Incorporated by reference to the Definitive Proxy Statement on Form DEF 14A filed on November 17, 2017 as Appendix E thereto.
10.7	Trust Agreement between Coolisys Technologies Inc. and Roni Kohn, dated May 14, 2017. Incorporated by reference to the Current Report on Form 8-K filed on November 22, 2017 as Exhibit 10.1 thereto.
10.8	Tenancy-In-Common Agreement between Coolisys Technologies Inc. and Roni Kohn, dated May 14, 2017. Incorporated by reference to the Current Report on Form 8-K filed on November 22, 2017 as Exhibit 10.2 thereto.
10.9*	Executive Employment Agreement with William Horne, dated January 25, 2018. Incorporated by reference to the Current Report on Form 8-K filed on January 25, 2018 as Exhibit 10.1 thereto.
10.10	Asset Purchase Agreement between Super Crypto Mining, Inc. and Blockchain Supply & Services Ltd., dated March 8, 2018. Incorporated by reference to the Current Report on Form 8-K filed on March 9, 2018 as Exhibit 10.1 thereto.
10.11*	Executive Employment Agreement with Milton C. Ault, III, dated June 17, 2018. Incorporated by reference to the Current Report on Form 8-K filed on June 18, 2018 as Exhibit 10.1 thereto.
10.12	Loan and Security Agreement by and between Avalanche International Corp. and Digital Power Corporation dated September 6, 2017 with an effective date as of August 21, 2017. Incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement on Form S-3 filed on November 1, 2018 as Exhibit 10.13 thereto.
10.13	Convertible Promissory Note dated September 6, 2017 with an effective date as of August 21, 2017 issued by Avalanche International Corp. Incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement on Form S-3 filed on November 1, 2018 as Exhibit 10.14 thereto.
10.14	Common Stock Purchase Warrant dated September 6, 2017 with an effective date as of August 21, 2017 Avalanche International Corp. Incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement on Form S-3 filed on November 1, 2018 as Exhibit 10.15 thereto.
10.15	Purchase Order, dated March 14, 2018. Incorporated by reference to the Current Report on Form 8-K filed on November 8, 2018 as Exhibit 10.1 thereto.
10.16*	Executive Employment Agreement with Henry Nisser dated April 12, 2019. Incorporated by reference to the Current Report on Form 8-K filed on April 16, 2018 as Exhibit 10.1 thereto.
10.17	2018 Stock Incentive Plan. Incorporated by reference to the Definitive Proxy Statement on Form DEF 14A filed on November 19, 2018 as Appendix B thereto.
10.18	Form of Securities Purchase Agreement, dated May 13, 2019. Incorporated by reference to the Current Report on Form 8-K filed on May 20, 2019 as Exhibit 10.1 thereto.
10.19	Form of Guarantee, dated May 10, 2019. Incorporated by reference to the Current Report on Form 8-K filed on May 20, 2019 as Exhibit 10.2 thereto.
10.20	Amendment to MTIX Limited Purchase Order Number 2121. Incorporated by reference to the Current Report on Form 8-K filed on February 25, 2020 as Exhibit 10.2 thereto.
10.21	Amendment No. 2 to At-The-Market Issuance Sales Agreement, dated March 5, 2021, with Ascendiant Capital Markets, LLC. Incorporated by reference to the Current Report on Form 8-K filed on March 5, 2021 as Exhibit 10.1 thereto.

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Exhibit Number	Description
21***	List of subsidiaries.
23.1***	Consent of Marcum LLP.
23.2***	Consent of Ziv Haft, BDO member firm.
31.1***	Certification of Chief Executive Officer required by Rule 13a-14(a) or Rule 15d-14(a)
31.2***	Certification of Chief Financial Officer required by Rule 13a-14(a) or Rule 15d-14(a)
32.1****	Certification of Chief Executive and Financial Officer required by Rule 13a-14(b) or Rule 15d-14(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code
101.INS***	XBRL Instance Document
101.SCH***	XBRL Taxonomy Extension Schema Document
101.CAL***	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF***	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB***	XBRL Taxonomy Extension Label Linkbase Document
101.PRE***	XBRL Taxonomy Extension Presentation Linkbase Document

*	Indicates management contract or compensatory plan or arrangement.
**	Confidential treatment is being sought for this agreement, which has been filed separately with the SEC. The confidential portions of this Exhibit have been omitted and are marked by asterisks.
***	Filed herewith.
****	Furnished herewith.

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ITEM 16.	FORM 10–K SUMMARY.

None.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 15, 2021

AULT GLOBAL HOLDINGS, INC.

By:	/s/ William B. Horne
William B. Horne
Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer
(Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated.

April 15, 2021	/s/ Milton C. Ault, III
Milton C. Ault, III, Executive Chairman of the Board

April 15, 2021	/s/ William B. Horne
William B. Horne, Chief Executive Officer and Director

April 15, 2021	/s/ Henry Nisser
Henry Nisser, President, General Counsel and Director

April 15, 2021	/s/ Howard Ash
Howard Ash, Director

April 15, 2021	/s/ Robert O. Smith
Robert O. Smith, Director

April 15, 2021	/s/ Mordechai Rosenberg
Mordechai Rosenberg, Director

April 15, 2021	/s/ Jeffrey A. Bentz
Jeffrey A. Bentz, Director

April 15, 2021	/s/ Jodi Brichan
Jodi Brichan, Director

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ITEM 8.	FINANCIAL STATEMENTS

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES

INDEX TO FINANCIAL STATEMENTS

Reports of Independent Registered Public Accounting Firm – Marcum LLP	F-2 - F-3

Report of Independent Registered Public Accounting Firm – Ziv Haft.	F-4 - F-5

Consolidated Balance Sheets as of December 31, 2020 and 2019	F-6 - F-7

Consolidated Statements of Operations and Comprehensive Loss for the Years Ended December 31, 2020 and 2019	F-8

Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 2020 and 2019	F-9 - F-10

Consolidated Statements of Cash Flows for the Years Ended December 31, 2020 and 2019	F-11 - F-12

Notes to Consolidated Financial Statements	F-13 - F-64

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Ault Global Holdings, Inc. and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Ault Global Holdings, Inc. (formerly known as DPW Holdings, Inc.) and Subsidiaries (the “Company”) as of December 31, 2020 and 2019, the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

We did not audit the December 31, 2020 and 2019 financial statements of Enertec Systems 2001 Ltd., a wholly-owned subsidiary, which statements reflect 18 percent and 28 percent of the total consolidated assets as of December 31, 2020 and 2019, respectively and 39 percent and 33 percent of total consolidated revenues for the years ended December 31, 2020 and 2019, respectively. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Enertec Systems 2001 Ltd., is based solely on the report of the other auditors.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

The accompanying notes are an integral part of these consolidated financial statements.

F-2

Description of the Matter

As described in Notes 3 and 10 to the consolidated financial statements, the Company has made investments in Avalanche International Corp. (“AVLP”), a related party controlled by Philou Ventures, LLC, which is an entity affiliated with the Company by common ownership through Milton C. Ault, III who is the Company’s Executive Chairman of the Board. These investments include convertible notes with a net carrying amount of approximately $9.9 million, warrants to purchase up to 22.5 million shares of common stock with a carrying amount of approximately $4.9 million and 999,175 shares of common stock with a carrying amount of approximately $500,000. The aggregate carrying amount of these investments amounted to approximately $15.3 million at December 31, 2020 and required management to make subjective and complex judgments relating to the fair value of these securities and credit risk with respect to the convertible notes. Changes in these estimates, including conditions that affect credit risk, could have a significant impact on the Company’s consolidated financial statements.

We identified the Company’s investments in AVLP as a critical audit matter because that entity has undertaken a plan to commercialize a new textile manufacturing technology. The Company also has entered into an agreement with AVLP to provide contract manufacturing services relating the production of this machinery. Management exercised significant judgment in determining the carrying amounts of the AVLP notes and warrants including the application of fair value measurements and evaluating credit risk. The Company exercised these judgments within the context of AVLP being a related party that is both a debtor to the Company and customer with a trade relationship. Management used both a market and income approach to quantify the carrying amount of the convertible notes, including credit risk. Significant assumptions used by management in applying the market approach include the fair value of AVLP’s common stock adjusted for a lack of marketability discount and the time value of money based on management’s expectation as to when there may be a liquidity event which could affect the timing of a settlement of the convertible notes. The income approach included the use of a discounted cash flow analysis with assumptions regarding forecasted revenues, operating margins and a risk-adjusted discount rate to compute the net present value of such cash flows. The AVLP common stock purchase warrants were valued using the Black-Scholes option pricing model with subjective inputs including the fair value of AVLP’s common stock adjusted for lack of marketability discount as described herein, risk free interest rates and expected volatility.

How We Addressed the Matter in Our Audit

The primary procedures we performed to address this critical audit matter included the following:

(i)	Gaining an understating of the Company’s internal control and processes used to develop fair value estimates,
(ii)	Reading relevant agreements,
(iii)	Confirming balances due to the Company with AVLP’s management,
(iv)	Reviewing information provided to us about AVLP’s historical sources and uses of cash as a means of evaluating its revenue and expense forecast and the attainability of its business plan,
(v)	Interviewing AVLP’s management regarding the status and expectations regarding its business plan,
(vi)	Comparing the fair value of AVLP’s common stock to public quotes, and
(vii)	Utilizing a valuation specialist to assist the engagement team with the following:

•	Evaluating the reasonableness of the lack of marketability discount used by management to quantify the carrying amount of the convertible notes using the market approach and as input to the Black-Scholes option pricing model,
•	Evaluating the reasonableness of the risk free interest and volatility rates used by management as input to the Black-Scholes option pricing model,
•	Testing the mathematical accuracy of the discounted cash flow analysis,
•	Assessing the reasonableness of the revenue and expense assumptions and their consistency with other audit evidence, and
•	Evaluating the appropriateness of the discount rate used in the cash flow forecast discounted cash flow analysis.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2016.

New York, NY

April 15, 2021

The accompanying notes are an integral part of these consolidated financial statements.

F-3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Management of

ENERTEC SYSTEMS 2001 LTD

Opinion on the Financial Statements

We have audited the accompanying balance sheet of ENERTEC SYSTEMS 2001 LTD ("the company") as of December 31, 2020 and 2019, the related statements of comprehensive loss, shareholders’ equity, and cash flows for each of the two years in the period ended December 31, 2020, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Estimation of total contract costs to be incurred for fixed-price long-term contract revenue

As discussed in Note 2 to the financial statements, almost all company revenue's recognized under long-term contracts for the year ended December 31, 2020. For those long-term contracts that are fixed-price in nature, the Company recognizes revenue over time based on the ratio of (1) actual contract costs incurred to date to (2) the Company’s estimate of total contract costs to be incurred. We identified the evaluation of the estimate of total contract costs to be incurred for fixed-price long-term contracts as a critical audit matter. In particular, evaluating the Company’s judgments regarding the amount of time and budget to complete the contracts, including the assessment of the nature and complexity of the work to be performed, involved a high degree of subjective judgment.

The accompanying notes are an integral part of these consolidated financial statements.

F-4

The primary procedures we performed to address this critical audit matter included the following. We tested the estimates of total contract costs to be incurred, including the assessment of the nature and complexity of the work to be performed. We evaluated factors including the value and stage of completion and selected a sample of customer contracts to challenge the Company’s assumptions underlying the estimate of total contract costs to be incurred. We examined the sampled contracts to evaluate the Company’s identification of performance obligations and the determined method for measuring contract progress. We compared the Company’s original or prior period estimate of total contract costs to be incurred to the actual costs incurred for the finished contracts to assess the Company’s ability to accurately estimate costs. We interviewed the Company to evaluate progress to date, the estimate of remaining costs to be incurred, and factors impacting the amount of time and cost to complete the sampled contracts, including the assessment of the nature and complexity of the work to be performed.

We have served as the Company’s auditor since 2012.

/s/ Ziv Haft.
Ziv Haft.
Certified Public Accountants (Isr.)
BDO Member Firm

Tel-Aviv, Israel

April 15, 2021

The accompanying notes are an integral part of these consolidated financial statements.

F-5

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,
	2020	2019

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$18,679,848	$483,383
Marketable equity securities	2,562,983	639,647
Accounts receivable	3,852,033	2,438,254
Accounts and other receivable, related party	1,196,379	1,196,379
Accrued revenue	1,695,905	2,226,570
Inventories, net	3,373,851	2,481,511
Prepaid expenses and other current assets	2,988,080	1,324,161
Current assets held for sale	-	281,352
TOTAL CURRENT ASSETS	34,349,079	11,071,257
Intangible assets, net	4,390,388	3,206,988
Goodwill	9,645,686	8,100,947
Property and equipment, net	2,122,730	1,787,393
Right-of-use assets	4,317,778	4,177,590
Investments - related party	10,668,470	6,540,720
Investments in derivative liabilities and common stock - related parties	6,139,391	2,128,224
Equity investments in private companies	261,767	261,767
Investment in limited partnership	1,869,000	1,969,000
Loans receivable	750,174	795,481
Other investments, related parties	802,500	832,500
Other assets	326,419	275,273
Noncurrent assets held for sale	-	1,603,268
TOTAL ASSETS	$75,643,382	$42,750,408

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$10,579,501	$14,284,563
Accounts payable and accrued expenses, related party	35,687	64,604
Operating lease liability, current	524,326	484,819
Advances on future receipts	-	2,210,392
Short term advances, related party	-	1,409,331
Revolving credit facility	125,188	221,705
Notes payable, net	4,048,009	6,137,015
Notes payable, related parties	187,818	169,153
Convertible notes payable	-	2,100,990
Convertible notes payable, related party	400,000	-
Warrant liability	4,192,052	9,364
Other current liabilities	1,789,825	1,535,846
Current liabilities held for sale	-	1,593,550
TOTAL CURRENT LIABILITIES	21,882,406	30,221,332

The accompanying notes are an integral part of these consolidated financial statements.

F-6

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (continued)

	December 31,
	2020	2019

LONG TERM LIABILITIES
Operating lease liability, non-current	3,854,573	3,726,493
Notes payable	336,500	482,624
Notes payable, related parties	51,537	115,164
Convertible notes payable	386,283	304,773
Noncurrent liabilities held for sale	-	951,072
TOTAL LIABILITIES	26,511,299	35,801,458

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Series A Convertible Preferred Stock, $25.00 stated value per share,	7	7
$0.001 par value – 1,000,000 shares authorized; 7,040 shares issued and outstanding at December 31, 2020 and 2019, respectively
(redemption amount and liquidation preference of $176,000
as of December 31, 2020 and 2019)
Series B Convertible Preferred Stock, $10 stated value per share,	125	125
share, $0.001 par value – 500,000 shares authorized; 125,000 shares issued and outstanding at December 31, 2020 and 2019 (liquidation
preference of $1,250,000 at December 31, 2020 and 2019)
Class A Common Stock, $0.001 par value – 500,000,000 shares authorized;	27,754	3,318
27,753,562 and 3,318,390 shares issued and outstanding at December 31, 2020 and 2019, respectively
Class B Common Stock, $0.001 par value – 25,000,000 shares authorized;	-	-
nil shares issued and outstanding at December 31, 2020 and 2019
Additional paid-in capital	171,397,199	101,099,347
Accumulated deficit	(121,396,715)	(88,650,465)
Accumulated other comprehensive loss	(1,717,934)	(5,511,624)
TOTAL AULT GLOBAL HOLDINGS STOCKHOLDERS’ EQUITY	48,310,436	6,940,708
Non-controlling interest	821,647	8,242
TOTAL STOCKHOLDERS’ EQUITY	49,132,083	6,948,950
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$75,643,382	$42,750,408

The accompanying notes are an integral part of these consolidated financial statements.

F-7

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the Year Ended
	December 31,
	2020	2019
Revenue	$23,628,859	$21,057,509
Revenue, cryptocurrency mining	-	641,745
Revenue, lending activities	242,418	662,740
Total revenue	23,871,277	22,361,994
Cost of revenue	16,356,741	19,302,647
Gross profit	7,514,536	3,059,347
Operating expenses
Engineering and product development	1,848,866	1,861,103
Selling and marketing	1,177,321	1,409,996
General and administrative	12,526,855	15,524,180
Impairment of property and equipment	-	4,315,856
Impairment loss on goodwill and intangible assets	-	651,645
(Benefit) provision for credit losses	(2,000,000)	4,000,000
Gain on digital currency	(5,033)	(5,515)
Total operating expenses	13,548,009	27,757,265
Loss from continuing operations	(6,033,473)	(24,697,918)
Other income (expenses)
Interest income	104,869	3,351,226
Interest expense	(9,648,820)	(7,261,857)
Change in fair value of marketable equity securities	919,083	(596,242)
Loss on extinguishment of debt	(18,706,488)	(966,134)
Loss on issuance of warrants	-	(1,763,481)
Change in fair value of warrant liability	(48,842)	1,124,953
Total other expenses, net	(27,380,198)	(6,111,535)
Loss from continuing operations before income taxes	(33,413,671)	(30,809,453)
Income tax benefit	23,794	108,293
Net loss from continuing operations	(33,389,877)	(30,701,160)
Net gain (loss) from discontinued operations, net of taxes	661,248	(2,244,668)
Net loss	(32,728,629)	(32,945,828)
Less: Net loss attributable to non-controlling interest	-	32,416
Net loss attributable to Ault Global Holdings	(32,728,629)	(32,913,412)
Preferred dividends	(17,621)	(15,938)
Net loss available to common stockholders	$(32,746,250)	$(32,929,350)

Basic and diluted net loss per common share:
Continuing operations	$(3.48)	$(21.41)
Discontinued operations	0.07	(1.57)
Net loss per common share	$(3.41)	$(22.97)
Weighted average common shares outstanding, basic and diluted	9,606,493	1,433,464
Comprehensive loss
Loss available to common stockholders	$(32,746,250)	$(32,929,350)
Other comprehensive income (loss)
Foreign currency translation adjustment	481,596	341,774
Net unrealized gain (loss) on derivative securities of related party	3,312,094	(1,950,875)
Other comprehensive income (loss)	3,793,690	(1,609,101)
Total comprehensive loss	$(28,952,560)	$(34,538,451)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

							Accumulated
	Series A & B				Additional		Other		Total
	Preferred Stock		Common Stock		Paid-In	Accumulated	Comprehensive	Non-Controlling	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Income (Loss)	Interest	Equity

BALANCES, January 1, 2019	126,434	$126	100,910	$101	$77,647,544	$(55,721,115)	$(3,902,523)	$40,658	$18,064,791

Stock based compensation:
Options	—	—	—	—	754,752	—	—	—	754,752
Common stock	—	—	69,375	69	338,550	—	—	—	338,619
Issuance of common stock and warrants for cash	—	—	2,011,005	2,012	10,951,731	—	—	—	10,953,743
Issuance of common stock in payment of
accrued liabilities	—	—	66,740	66	175,311	—	—	—	175,377
Issuance of common stock for conversion
of debt	—	—	370,473	370	4,735,925	—	—	—	4,736,295
Issuance of common stock upon exercise
of warrants	—	—	699,887	700	6,620,325	—	—	—	6,621,025
Issuance of Series A preferred stock for cash	5,606	6	—	—	140,144	—	—	—	140,150
Beneficial conversion feature in connection
with convertible notes	—	—	—	—	821,452	—	—	—	821,452
Fair value of warrants issued in connection
with convertible notes	—		—	—	200,518	—	—	—	200,518
Cash for exchange fees and other financing costs	—	—	—	—	(1,445,255)	—	—	—	(1,445,255)
Loss on debt extinguishment	—	—	—	—	158,350	—	—	—	158,350
Comprehensive loss:
Net loss	—		—	—	—	(32,913,412)	—	—	(32,913,412)
Preferred dividends	—	—	—	—	—	(15,938)	—	—	(15,938)
Net unrealized loss on derivatives
in related party	—	—	—	—	—	—	(1,950,875)	—	(1,950,875)
Foreign currency translation adjustments	—	—	—	—	—	—	341,774	—	341,774
Net loss attributable to non-controlling interest	—	—	—	—	—	—	—	(32,416)	(32,416)

BALANCES, December 31, 2019	132,040	$132	3,318,390	$3,318	$101,099,347	$(88,650,465)	$(5,511,624)	$8,242	$6,948,950

The above Consolidated Statements of Stockholders’ Equity reflects first and second reverse stock splits effective March 14, 2019 and August 5, 2019, respectively. See Note 1 for further information.

The accompanying notes are an integral part of these consolidated financial statements.

F-9

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

							Accumulated
	Series A & B				Additional		Other		Total
	Preferred Stock		Common Stock		Paid-In	Accumulated	Comprehensive	Non-Controlling	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Income (Loss)	Interest	Equity

BALANCES, January 1, 2020	132,040	$132	3,318,390	$3,318	$101,099,347	$(88,650,465)	$(5,511,624)	$8,242	$6,948,950
Stock based compensation:
Options	—	—	—	—	80,351	—	—	—	80,351
Common stock	—	—	102,500	102	182,473	—	—	—	182,575
Issuance of common stock for cash	—	—	12,582,000	12,582	39,965,768	—	—	—	39,978,350
Issuance of common stock in payment of
short term advances, related party	—	—	660,667	661	739,287	—	—	—	739,948
Issuance of common stock in payment of
accrued liabilities	—	—	229,898	230	712,915	—	—	—	713,145
Issuance of common stock for conversion
of debt	—	—	10,046,012	10,047	24,770,673	—	—	—	24,780,720
Issuance of common stock upon exercise
of warrants	—	—	814,095	814	876,361	—	—	—	877,175
Issuance of Enertec warrants	—	—	—	—	—	—	—	813,405	813,405
Beneficial conversion feature in connection
with convertible notes	—	—	—	—	81,621	—	—	—	81,621
Fair value of warrants issued in connection
with convertible notes	—	—	—	—	4,540,238	—	—	—	4,540,238
Cash for exchange fees and other financing costs	—	—	—	—	(1,651,835)	—	—	—	(1,651,835)
Comprehensive loss:
Net loss	—	—	—	—	—	(32,728,629)	—	—	(32,728,629)
Preferred dividends	—	—	—	—	—	(17,621)	—	—	(17,621)
Net unrealized gain on derivatives
in related party	—	—	—	—	—	—	3,312,094	—	3,312,094
Foreign currency translation adjustments	—	—	—	—	—	—	481,596	—	481,596

BALANCES, December 31, 2020	132,040	$132	27,753,562	$27,754	$171,397,199	$(121,396,715)	$(1,717,934)	$821,647	$49,132,083

The above Consolidated Statements of Stockholders’ Equity reflects first and second reverse stock splits effective March 14, 2019 and August 5, 2019, respectively. See Note 1 for further information.

The accompanying notes are an integral part of these consolidated financial statements.

F-10

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(32,728,629)	$(32,945,828)
Less: Net gain (loss) from discontinued operations	661,248	(2,244,668)
Net loss from continuing operations	(33,389,877)	(30,701,160)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation	391,597	2,570,511
Amortization	335,776	502,656
Amortization of right-of-use assets	(140,188)	2,123,519
Interest expense – debt discount	7,251,365	3,709,993
Loss on extinguish debt	18,706,488	—
Fair value in excess of proceeds upon issuance of warrants	—	1,763,481
Change in fair value of warrant liability	48,842	(1,124,953)
Accretion of original issue discount on notes receivable – related party	21,998	(2,277,777)
Accretion of original issue discount on notes receivable	(61,834)	(90,489)
Increase in accrued interest on notes receivable – related party	(1,337)	(1,021,158)
Stock-based compensation	1,105,688	1,583,991
Impairment of property and equipment	—	4,315,856
Impairment of intangible assets	—	170,692
Impairment of goodwill	—	480,953
Realized losses on other investments	39,141	—
Realized (gains) losses on sale of digital currencies	—	(524)
Realized (gains) losses on sale of marketable securities	(75,346)	(95,340)
Realized (gains) losses on equity securities in private companies	—	215,813
Unrealized (gains) losses on marketable equity securities	(796,009)	(258,905)
Unrealized (gains) losses on equity securities – related party	(297,943)	276,450
Unrealized (gains) losses on equity securities	73,079	363,996
Provision for loan losses	(2,000,000)	5,550,000
Changes in operating assets and liabilities:
Accounts receivable	(641,087)	(540,820)
Accounts receivable, related party	—	2,691,275
Accrued revenue	644,729	(737,960)
Digital currencies	(14)	(647,260)
Inventories	183,331	824,703
Prepaid expenses and other current assets	(1,612,731)	(1,018,466)
Other assets	(92,753)	(221,264)
Accounts payable and accrued expenses	(364,195)	3,682,230
Accounts payable, related parties	(28,917)	6,852
Other current liabilities	(649,615)	(269,831)
Lease liabilities	167,587	(2,089,797)
Net cash used in continuing operating activities	(11,182,225)	(10,262,733)
Net cash provided by discontinued operating activities	1,246	82,179
Net cash used in operating activities	(11,180,979)	(10,180,554)

Cash flows from investing activities:
Purchase of property and equipment	(582,092)	(189,302)
Acquisition of Relec, net of cash acquired	(3,627,534)	-
Investments – related party	(2,118,411)	(1,600,164)
Investments in warrants and common stock - related party	(354,370)	(1,130,567)
Purchase of marketable equity securities	(1,425,341)	-
Sales of marketable equity securities	373,360	580,721
Proceeds from loans receivable	139,933	—
Investments in debt and equity securities	(188,760)	(511,743)

Net cash used in investing activities	$(7,783,215)	$(2,851,055)

The accompanying notes are an integral part of these consolidated financial statements.

F-11

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

	For the Year Ended December 31,
	2020	2019

Cash flows from financing activities:
Gross proceeds from sales of common stock and warrants	$39,978,350	$17,028,605
Proceeds from issuance of Series A Convertible Preferred Stock	—	131,741
Financing cost in connection with sales of equity securities	(1,651,835)	(1,445,255)
Proceeds from warrant exercises	52,826	127,000
Proceeds from convertible notes payable	100,000	500,000
Proceeds from notes payable	9,722,434	5,230,418
Proceeds from short-term advances	570,000	—
Payments on short-term advances	(570,000)	—
Proceeds from short-term advances – related party	653,124	1,305,570
Payments on short-term advances – related party	(322,507)	—
Payments on notes payable	(8,783,976)	(2,117,252)
Payments on convertible notes payable	—	(7,069,547)
Proceeds from advances on future receipts	—	941,804
Payments on advances on future receipts	(2,350,639)	(1,590,925)
Payments of preferred dividends	(17,621)	(15,938)
Payments on revolving credit facilities, net	(96,517)	(101,018)

Net cash provided by financing activities	37,283,639	12,925,203

Effect of exchange rate changes on cash and cash equivalents	(122,980)	(179,830)

Net increase (decrease) in cash and cash equivalents	18,196,465	(286,236)

Cash and cash equivalents at beginning of period	483,383	769,619

Cash and cash equivalents at end of period	$18,679,848	$483,383

	For the Year Ended December 31,
	2020	2019

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$658,042	$1,867,925

Non-cash investing and financing activities:
Cancellation of convertible note payable into shares of common stock	$24,780,720	$4,736,295
Payment of accounts payable with digital currency	$—	$647,213
Issuance of common stock in payment of accrued liability	$1,537,494	$175,377
Cancellation of short-term advances, related party into shares
of common stock	$739,948	$—
Conversion of loans receivable for marketable equity securities	$—	$485,000
Conversion of loans receivable for investments in warrants and
common stock - related party	$—	$181,483
Issuance of notes payable and convertible notes payable in
payment of accrued expenses	$420,000	$—
Cancellation of notes payable into short term advances, related parties	$—	$30,000
Issuance of common stock on conversion of note	$600,000	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-12

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020

1. DESCRIPTION OF BUSINESS

Ault Global Holdings, Inc., a Delaware corporation (“Ault Global” or the “Company”), formerly known as DPW Holdings, Inc., was incorporated in September 2017. The Company is a diversified holding company owning subsidiaries engaged in, among others, the following operating businesses: commercial and defense solutions, commercial lending and advanced textile technology. The Company’s direct and indirect wholly-owned subsidiaries include Gresham Worldwide, Inc. (“GWW”), Coolisys Technologies Corp. (“Coolisys”), Digital Power Corporation, Gresham Power Electronics Ltd. (f/k/a Digital Power Limited) (“Gresham Power”), Enertec Systems 2001 Ltd (“Enertec”), Relec Electronics Ltd., Digital Power Lending, LLC (“DP Lending”), Ault Alliance, Inc. (“Ault Alliance”), and Tansocial LLC (“Tansocial”). The Company also has a controlling interest in Microphase Corporation (“Microphase”) and Ault Alliance has a controlling interest in and Alliance Cloud Services, LLC (“ACS”). The Company has three reportable segments:

•	GWW – defense solutions with operations conducted by Microphase, Enertec, Gresham Power and Relec;

•	Coolisys – commercial electronics solutions with operations conducted by Digital Power Corporation; and

•	Ault Alliance – commercial lending through DP Lending, data center operations through ACS, digital marketing through Tansocial and digital learning.

During March 2020, the Company ceased operations at Digital Farms, Inc. (“Digital Farms”), the Company’s blockchain mining subsidiary, and I.AM, Inc. (“I.AM”). Management determined that the permanent closing of the restaurant operations at I.AM, which owned and operated the Prep Kitchen brand restaurants located in the San Diego area, met the criteria for presentation as discontinued operations. Accordingly, the results of the restaurant operations segment are presented as discontinued operations in our condensed consolidated statements of operations and comprehensive loss and are excluded from continuing operations for all periods presented.

On March 14, 2019, pursuant to the authorization provided by the Company’s stockholders at a Special Meeting of Stockholders, the Company’s Board of Directors (the “Board”) approved an amendment to the Certificate of Incorporation (the “COI Amendment”) to effectuate a reverse stock split of the of the Company’s issued and outstanding common stock, $0.001 par value per share, (“Common Stock”) by a ratio of one-for-twenty (the “First Stock Split”). At the Company’s 2019 reconvened Annual Meeting of Stockholders, the Company’s stockholders approved a proposal permitting the Board to effectuate a second reverse stock split (the “Second Stock Split”) of the issued and outstanding Common Stock. Thereafter, on July 23, 2019, the Board approved the Second Stock Split with a ratio of one-for-forty. The Second Stock Split did not affect the number of authorized shares of common stock or their par value per share. As a result of the Second Stock Split, each forty shares of common stock issued and outstanding prior to the Second Stock Split were converted into one share of common stock. The Second Stock Split became effective in the State of Delaware on August 5, 2019. All share amounts in these financial statements have been updated to reflect these reverse stock splits.

On January 19, 2021, the Company changed its name from DPW Holdings, Inc., to Ault Global Holdings, Inc. The Name Change was effected through a parent/subsidiary short-form merger pursuant to an agreement and plan of merger dated January 7, 2021. The merger and resulting name change do not affect the rights of security holders of the Company. The Common Stock continues to be listed on the NYSE American and trades under the symbol “DPW”.

2. LIQUIDITY, GOING CONCERN AND MANAGEMENT’S PLANS

The accompanying consolidated financial statements have been prepared on the basis that the Company will continue as a going concern. As of December 31, 2020, the Company had cash and cash equivalents of $18,679,848, an accumulated deficit of $121,396,715 and working capital of $12,466,673. The Company has incurred recurring losses and reported losses attributable to Ault Global for the years ended December 31, 2020 and 2019, of $32,728,629 and $32,913,412, respectively. In the past, the Company has financed its operations principally through issuances of convertible debt, promissory notes and equity securities. During 2020, the Company continued to successfully obtain additional equity and debt financing and in restructured existing debt.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

2020 ATM Offering

On October 2, 2020, the Company entered into an At-The-Market Issuance Sales Agreement (the “2020 Sales Agreement”) with Ascendiant Capital Markets, LLC to sell shares of Common Stock having an aggregate offering price of up to $8,975,000 from time to time, through an “at the market offering” program (the “2020 ATM Offering”). On December 1, 2020, the Company filed an amendment to the prospectus supplement with the SEC to increase the amount of common stock that may be offered and sold in the 2020 ATM Offering, as amended under the Sales Agreement to $40,000,000 in the aggregate, inclusive of the up to $8,975,000 in shares of common stock previously sold in the 2020 ATM Offering. The offer and sale of shares of common stock from the 2020 ATM Offering was made pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-222132) which became effective on January 11, 2018. Through December 31, 2020, the Company had received gross proceeds of $39,978,350 through the sale of 12,582,000 shares of common stock from the 2020 ATM Offering. The 2020 ATM Offering was terminated on December 31, 2020.

Impact of Coronavirus on the Company’s Operations

The Company’s business has been disrupted and materially adversely affected by the recent outbreak of COVID-19. As a result of measures imposed by the governments in affected regions, businesses and schools have been suspended due to quarantines intended to contain this outbreak and many people have been forced to work from home in those areas. The spread of COVID-19 from China to other countries has resulted in the Director General of the World Health Organization declaring the outbreak of COVID-19 as a Public Health Emergency of International Concern, based on the advice of the Emergency Committee under the International Health Regulations (2005), and the Centers for Disease Control and Prevention in the U.S. issued a warning on February 25, 2020 regarding the likely spread of COVID-19 to the U.S. While the COVID-19 outbreak is no longer in its early stages, international stock markets continue to reflect the uncertainty associated with the slow-down in the American, Israeli and UK economies and the reduced levels of international travel experienced since the beginning of January and the significant volatility in the Dow Industrial Average throughout 2020 was largely attributed to the effects of COVID-19. The Company continues to monitor and assess its business operations and system supports and the impact COVID-19 may have on its results and financial condition, but there can be no assurance that this analysis will enable the Company to avoid part or all of any impact from the continuing spread of COVID-19 or its consequences, including downturns in business sentiment generally or in the Company’s sectors in particular.

The Company’s operations are located in Alameda County, CA, Orange County, CA, Fairfield County, CT, the United Kingdom, Israel and members of its senior management work in Seattle, WA and New York, NY. The Company has been following the recommendations of local health authorities to minimize exposure risk for its employees, including the temporary and sporadic closures of its offices and having employees work remotely to the extent possible, which has to an extent adversely affected their efficiency.

Updates by business unit are as follows:

•	Ault Global’s corporate headquarters, located in Las Vegas, NV, has largely returned to normal operations with adherence to the Governor’s Directives and Declarations. Certain individuals deemed to be high risk may work remotely, as required.

•	Ault Global’s finance and accounting office, located in Newport Beach, CA, is primarily working remotely, based on the occupancy and social distancing order from the Orange County Health Officer (http://www.ochealthinfo.com/phs/about/epidasmt/epi/dip/prevention/novel_coronavirus). The administrative staff has tested the secure remote access systems and technology infrastructure to adjust working arrangements for its employees and believes it has adequate internal communications system and can remain operational with a remote staff.

•	Coolisys, located in Milpitas, CA, has largely returned to normal operations with adherence to guidelines published by the Santa Clara Public Health Department. Certain individuals deemed to be high risk may work remotely as required. Coolisys has experienced disruption in its supply chain as a result of the COVID-19 impact on its vendors.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

•	Microphase operates a production facility in Connecticut. In March 2020, the Defense Department designated Microphase an “essential” operation of critical infrastructure workers as part of the defense industrial base. To limit the impact of the COVID-19 pandemic, Microphase implemented a series of protocols to limit access to the facility, heighten sanitization, facilitate social distancing and require face coverings. Microphase has requested that workers limit their travel and exposure to others. All employees, including management, that do not have to be in the facility work remotely whenever possible. Any employees who come in contact or potential contact with anyone who has tested positive for COVID-19 or who traveled outside the immediate area are quarantined and must provide proof of negative tests before returning to work. Rigorous adherence to these protocols has generally enabled Microphase to operate with minimal disruption.

In December 2020, five Microphase employees tested positive for COVID-19. Microphase temporarily shut down its production facility for a week for deep cleaning and to have all employees tested for COVID-19. Since the outbreak disproportionately affected assembly workers, Microphase’s assembly operations remained shut down for three weeks until all assembly workers had at least 2 negative tests. Operations gradually resumed in late December 2020 and the workforce returned to full strength in mid-January 2021.

The disruption to production operations deferred order completion and delayed shipments with a significant decrease in revenue from forecast for December of 2020 and a lingering, but only partial and less substantial, effect on January and February revenue. No customers cancelled orders or imposed penalties for late delivery. Disruption of production added costs from paying employees who could not work and deferred revenue from delayed shipments. However, the entire workforce has remained healthy with heightened precautions and hygiene protocols in place, rendering the outbreak’s impact on production a temporary phenomenon.

Microphase continues to follow CDC guidelines for social distancing, face coverings and heightened sanitizing to keep the workforce safe and healthy. Microphase has strictly limited access to its facility and mandated that all employees minimize exposure to the others. All Microphase employees who can work from home will do so while COVID-19 levels remain high in the surrounding communities. However, some workers may still need to work in proximity to others. Management is working with state and federal authorities to get all employees vaccinated on a priority basis as “essential workers” whom the U.S. Department of Defense (the “DoD”) has officially designated as “critical infrastructure workforce” as part of the “defense industrial base.” Some employees have already received vaccinations and we expect all employees to have both vaccinations by the end of March 2021.

•	Gresham Power suspended production operations in its Salisbury, UK facility from mid-March through June 2020 before resuming production until a subsequent shutdown in November 2020. Notwithstanding the current lockdown, production operations have resumed to complete work on order for products critically needed for military operations. However, engineers, back office staff and management have worked from home as much as possible throughout the pandemic period and continue to do so. The pandemic has disrupted production at times and delayed contract actions as well as other customer decision making, which decreased revenue realized in 2020. However, the Company expects that these delays shall only defer orders and that business will rebound strongly with pent up demand in the latter half of 2021.

•	Relec, which does not operate any manufacturing or assembly facilities, has not experienced any material COVID-19 related disruptions to date and continues normal operations notwithstanding the lockdown in the United Kingdom. All employees who can work from home do so. Others who must work at the Wareham, UK site to move product or access systems continue to do so under strict safety protocols with face coverings, social distancing and heightened attention to sanitization. The principal impact on Relec’s operations has come from the deferral of some orders and a modest decrease in revenue year-over-year. The Company presently expects business to rebound and resume a steady growth pattern in the third quarter of 2021, although the pandemic may impact this outlook.

•	The Israeli government exempted Enertec from pandemic-related lockdown orders to keep production operations open for key projects that impact national security. Approximately 50% of Enertec’s workforce is working remotely. Enertec incurred additional costs for increased sanitizing costs, personal protective equipment, increased virtual operations, measures to facilitate social distancing and other precautions to avoid the spread of COVID-19. The pandemic also affected Enertec’s customers and supply chain partners, slowing order processing, materials and parts delivery and service order completion. The principal impact on Enertec’s business has come from deferral of customer decisions and order issuance. With 50% of the population vaccinated as January 31, 2021, Israel now leads the world in COVID-19 vaccine distribution, which should further mitigate risks from COVID-19. The Company presently expects business to rebound and resume substantial growth in second quarter of 2021 as orders increase to address deferred, pent up demand.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

The COVID-19 global pandemic has been unprecedented and unpredictable and is likely to continue to result in significant national and global economic disruption, which may adversely affect the Company’s business. Based on the Company’s current assessment, however, the Company does not expect any material impact on its long-term strategic plans, its operations, or its liquidity due to the worldwide spread of the COVID-19 virus. However, the Company is actively monitoring this situation and the possible effects on its financial condition, liquidity, operations, suppliers, and industry.

The Company believes its current cash on hand is sufficient to meet its operating and capital requirements for at least the next twelve months from the date these financial statements are issued.

3. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Ault Global Holdings and its wholly-owned subsidiaries, GWW, Coolisys, Digital Power Corporation (a wholly owned subsidiary of Coolisys), Gresham Power, Enertec, Relec, DP Lending, Ault Alliance, and Digital Farms and its majority-owned subsidiaries, Microphase, I.AM and Alliance Cloud Services. All significant intercompany accounts and transactions have been eliminated in consolidation.

Accounting Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates, judgments and assumptions. The Company's management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. Key estimates include acquisition accounting, fair value of certain financial instruments, reserves for trade receivables and inventories, carrying amounts of investments, accruals of certain liabilities including product warranties, useful lives and the recoverability of long-lived assets, impairment analysis of intangibles and goodwill, and deferred income taxes and related valuation allowance.

Impairment of long-lived assets:

Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected future cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by comparing the carrying amount of the assets to their fair value. During the first quarter of 2020, based upon the deteriorating business conditions for restaurants in the San Diego County as a result of the spread of COVID-19 and the decline in projected cash flows over the life of the restaurant long-lived assets, the Company performed an undiscounted cash flow test to determine if the restaurant equipment and right-of-use assets were impaired. The undiscounted cash flows were less than the carrying amount of the Company’s restaurant equipment and right-of-use assets and therefore, the carrying amount of the assets were compared to the fair value of the assets, and the Company determined that there were impairment charges to be recorded on the restaurant long-lived assets. Impairment charges for the year ended December 31, 2020 related to restaurant equipment were in an amount equal to the cost of the Company’s restaurant equipment, net of depreciation of $504,802 and the impairment related to the right-of-use assets attributed to the discontinued restaurant operations was the full carrying amount of $1,020,514. The restaurant-related impairment charges are included as a component of net loss from discontinued operations (see Note 4).

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Revenue Recognition

The Company recognizes revenue under ASC 606, Revenue from Contracts with Customers. The core principle of the new revenue standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:

•	Step 1: Identify the contract with the customer,
•	Step 2: Identify the performance obligations in the contract,
•	Step 3: Determine the transaction price,
•	Step 4: Allocate the transaction price to the performance obligations in the contract, and
•	Step 5: Recognize revenue when the company satisfies a performance obligation.

The Company’s disaggregated revenues consist of the following for the year ended December 31, 2020:

	Year ended December 31, 2020
	GWW	Coolisys	Ault Alliance	Total

Primary Geographical Markets
North America	$6,717,843	$4,500,175	$242,418	$11,460,436
Europe	1,878,782	450,053	-	2,328,835
Middle East	9,273,158	-	-	9,273,158
Other	342,938	465,910	-	808,848
	$18,212,721	$5,416,138	$242,418	$23,871,277

Major Goods
RF/Microwave Filters	$4,330,091	$—	$—	$4,330,091
Detector logarithmic video amplifiers	473,150	—	—	473,150
Power Supply Units	2,655,723	5,416,138	—	8,071,861
Power Supply Systems	1,481,922	—	—	1,481,922
Healthcare diagnostic systems	1,011,574	—	—	1,011,574
Defense systems	8,260,261	—	—	8,260,261
Lending activities	—	—	242,418	242,418
	$18,212,721	$5,416,138	$242,418	$23,871,277

Timing of Revenue Recognition
Goods transferred at a point in time	$8,940,886	$5,416,138	$242,418	$14,599,442
Services transferred over time	9,271,835	—	—	9,271,835
	$18,212,721	$5,416,138	$242,418	$23,871,277

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

The Company’s disaggregated revenues consist of the following for the year ended December 31, 2019:

	Year ended December 31, 2019
	GWW	Coolisys	Ault Alliance	Total

Primary Geographical Markets
North America	$4,342,565	$5,276,096	$1,304,485	$10,923,146
Europe	1,672,489	5,767	—	1,678,256
Middle East	8,659,675	21,348	—	8,681,023
Other	557,114	522,455	—	1,079,569
	$15,231,843	$5,825,666	$1,304,485	$22,361,994

Major Goods
RF/Microwave filters	$2,245,748	$—	$—	$2,245,748
Detector logarithmic video amplifiers	558,155	—	—	558,155
Power supply units	1,656,162	5,825,666	—	7,481,828
Power supply systems	1,920,594	—	—	1,920,594
Healthcare diagnostic systems	1,711,050	—	—	1,711,050
Defense systems	7,140,134	—	—	7,140,134
Lending activities	—	—	662,740	662,740
Digital currency mining	—	—	641,745	641,745
	$15,231,843	$5,825,666	$1,304,485	$22,361,994

Timing of Revenue Recognition
Goods transferred at a point in time	$6,243,758	$5,825,666	$1,304,485	$13,373,909
Services transferred over time	8,988,085	—	—	8,988,085
	$15,231,843	$5,825,666	$1,304,485	$22,361,994

Sales of Products

The Company generates revenues from the sale of its products through a direct and indirect sales force. The Company’s performance obligations to deliver products are satisfied at the point in time when products are received by the customer, which is when the customer obtains control over the goods. The Company provides standard assurance warranties, which are not separately priced, that the products function as intended. The Company primarily receives fixed consideration for sales of product. Some of the Company’s contracts with distributors include stock rotation rights after six months for slow moving inventory, which represents variable consideration. The Company uses an expected value method to estimate variable consideration and constrains revenue for estimated stock rotations until it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur. To date, returns have been insignificant. The Company’s customers generally pay within 30 days from the receipt of a valid invoice.

Because the Company’s product sales agreements have an expected duration of one year or less, the Company has elected to adopt the practical expedient in ASC 606-10-50-14(a) of not disclosing information about its remaining performance obligations.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Manufacturing Services

The Company provides manufacturing services in exchange primarily for fixed fees; however, the initial two MLSE units are subject to variable pricing under the $50 million purchase order from MTIX. Under the terms of the MLSE purchase order, the Company shall be entitled to cost plus $100,000 for the manufacture of the first two MLSE units. The Company has determined that the costs of manufacturing the MLSE units will decline over time because of a learning curve which will result in a greater amount of revenue being recognized for these initial two MLSE units.

For manufacturing services, which include revenues generated by Enertec and in certain instances revenues generated by Gresham Power, the Company’s performance obligation for manufacturing services is satisfied over time as the Company creates or enhances an asset based on criteria that are unique to the customer and that the customer controls as the asset is created or enhanced. Generally, the Company recognizes revenue based upon proportional performance over time using a cost to cost method which measures progress based on the costs incurred to total expected costs in satisfying its performance obligation. This method provides a depiction of the progress in providing the manufacturing service because there is a direct relationship between the costs incurred by the Company and the transfer of the manufacturing service to the customer. Manufacturing services that are recognized based upon the proportional performance method are included in the above table as services transferred over time and to the extent the customer has not been invoiced for these revenues, as accrued revenue in the accompanying consolidated balance sheets. Revisions to the Company’s estimates may result in increases or decreases to revenues and income and are reflected in the consolidated financial statements in the periods in which they are first identified.

The Company has elected the practical expedient to not adjust the promised amount of consideration for the effects of a significant financing component to the extent that the period between when the Company transfers its promised good or service to the customer and when the customer pays in one year or less.

The aggregate amount of the transaction price allocated to the performance obligation that is partially unsatisfied as of December 31, 2020, for the MLSE units was approximately $48 million, representing 24 MLSE units. Based on our expectations regarding funding of the production process and our experience building the first machines, the Company expects to recognize the remaining revenue related to the partially unsatisfied performance obligation over the next three years. The Company will be paid in installments for this performance obligation over the estimated period that the remaining revenue is recognized.

Lending Activities and Trading Activities

Ault Alliance, through DP Lending, generates revenue from lending activities primarily through interest, origination fees and late/other fees. Interest income on these products is calculated based on the contractual interest rate and recorded as interest income as earned. The origination fees or original issue discounts are recognized over the life of the loan using the effective interest method.

Financial instruments utilized in trading activities are carried at fair value. Fair value is generally based on quoted market prices for the same or similar assets and liabilities. If these market prices are not available, fair values are estimated based on dealer quotes, pricing models, discounted cash flow methodologies, or similar techniques where the determination of fair value may require significant management judgment or estimation. Realized gains and losses are recorded on a trade-date basis. Realized and unrealized gains and losses are recognized in revenue from lending activities.

Blockchain Mining

The Company has entered into digital asset mining pools by executing contracts with the mining pool operators to provide computing power to the mining pool. The contracts are terminable at any time by either party and the Company’s enforceable right to compensation only begins when the Company provides computing power to the mining pool operator. In exchange for providing computing power, the Company is entitled to a fractional share of the fixed digital currency award the mining pool operator receives (less digital asset transaction fees to the mining pool operator which are recorded as a component of cost of revenues), for successfully adding a block to the blockchain. The Company’s factional share is based on the proportion of computing power the Company contributed to the mining pool operator to the total computing power contributed by all mining pool participants in solving the current algorithm.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Providing computing power in digital asset transaction verification services is an output of the Company’s ordinary activities. The provision of providing such computing power is the only performance obligation in the Company’s contracts with mining pool operators. The transaction consideration the Company receives, if any, is noncash consideration, which the Company measures at fair value on the date received, which is not materially different than the fair value at contract inception or the time the Company has earned the award from the pools. The consideration is all variable. Because it is not probable that a significant reversal of cumulative revenue will not occur, the consideration is constrained until the mining pool operator successfully places a block (by being the first to solve an algorithm) and the Company receives confirmation of the consideration it will receive, at which time revenue is recognized. There is no significant financing component in these transactions.

Fair value of the digital currency award received is determined using the market rate of the related digital currency at the time of receipt.

There is currently no specific definitive guidance under GAAP or alternative accounting framework for the accounting for digital currencies recognized as revenue or held, and management has exercised significant judgment in determining the appropriate accounting treatment. In the event authoritative guidance is enacted by the FASB, the Company may be required to change its policies, which could have an effect on the Company’s consolidated financial position and results from operations.

Expenses associated with running the cryptocurrency mining business, such as equipment deprecation and electricity cost are recorded as a component of cost of revenues.

Historically, the Company used digital assets for debt reduction, capital purchases, consulting fees, data center costs and other operating expenses.

During March 2020, the Company ceased operations at Digital Farms, the Company’s blockchain mining subsidiary

Foreign Currency Translation

A substantial portion of the Company’s revenues are generated in U.S. dollars (“U.S. dollar”). In addition, a substantial portion of the Company’s costs are incurred in U.S. dollars. Company management has determined that the U.S. dollar is the functional currency of the primary economic environment in which it operates.

Accordingly, monetary accounts maintained in currencies other than the U.S. dollar are re-measured into U.S. dollars in accordance with Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) No. 830, Foreign Currency Matters (“ASC No. 830”). All transaction gains and losses from the re-measurement of monetary balance sheet items are reflected in the statements of operations as financial income or expenses as appropriate.

The financial statements of Gresham Power and Enertec, whose functional currencies have been determined to be their local currencies, the British Pound (“GBP”) and the Israeli Shekel (“ILS”), respectively, have been translated into U.S. dollars in accordance with ASC No. 830. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statement of operations amounts have been translated using the average exchange rate in effect for the reporting period. The resulting translation adjustments are reported as other comprehensive income (loss) in the consolidated statement of comprehensive income (loss) and accumulated comprehensive income (loss) in statement of changes in stockholders' equity (deficit).

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents. The Company’s cash is maintained in checking accounts, money market funds and certificates of deposits with reputable financial institutions. These balances exceed the U.S. Federal Deposit Insurance Corporation insurance limits. The Company has cash and cash equivalents of $884,859 and $288,428 at December 31, 2020 and 2019, respectively, in the United Kingdom (“U.K”) and $18,874 and $47,062, respectively, in Israel. The Company has not experienced any losses on deposits of cash and cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

The Company’s receivables are recorded when billed and represent claims against third parties that will be settled in cash. The carrying amount of the Company’s receivables, net of the allowance for doubtful accounts, represents their estimated net realizable value. The Company individually reviews all accounts receivable balances and based upon an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. The Company estimates the allowance for doubtful accounts based on historical collection trends, age of outstanding receivables and existing economic conditions. If events or changes in circumstances indicate that a specific receivable balance may be impaired, further consideration is given to the collectability of those balances and the allowance is adjusted accordingly. A customer’s receivable balance is considered past-due based on its contractual terms. Past-due receivable balances are written-off when the Company’s internal collection efforts have been unsuccessful in collecting the amount due. Based on an assessment as of December 31, 2020 and 2019, of the collectability of invoices, accounts receivable are presented net of an allowance for doubtful accounts of $4,415 and $5,000, respectively.

Inventories

Inventories are stated at the lower of cost or net realizable value. Inventory write-offs are provided to cover risks arising from slow-moving items or technological obsolescence.

Cost of inventories is determined as follows:

Raw materials, parts and supplies - using the “first-in, first-out” method.

Work-in-progress and finished products - on the basis of direct manufacturing costs with the addition of indirect manufacturing costs.

The Company periodically assesses its inventories valuation in respect of obsolete and slow-moving items by reviewing revenue forecasts and technological obsolescence. When inventories on hand exceed the foreseeable demand or become obsolete, the value of excess inventory, which at the time of the review was not expected to be sold, is written off.

During the years ended December 31, 2020 and 2019, the Company did not record inventory write-offs within the cost of revenue.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Property and Equipment, Net

Property and equipment are stated at cost, net of accumulated depreciation. Repairs and maintenance costs are expensed as incurred. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, at the following annual rates:

Useful lives (in years)

Computer, software and related equipment	3 - 5
Office furniture and equipment	5 - 10
Leasehold improvements	Over the term of the lease or the life of the asset, whichever is shorter.

Goodwill

The Company evaluates its goodwill for impairment in accordance with ASC 350, Intangibles – Goodwill and Other. Goodwill is recorded when the purchase price paid for an acquisition exceeds the estimated fair value of the net identified tangible and intangible assets acquired.

The Company tests the recorded amount of goodwill for impairment on an annual basis on December 31 of each fiscal year or more frequently if there are indicators that the carrying amount of the goodwill exceeds its carried value. At December 31, 2020, the Company had three reporting units. The Company performed a qualitative assessment and concluded that goodwill at the Company’s Coolisys subsidiary was impaired by a total of $480,953 based upon an assessment as of December 31, 2019. The Company shows no impairment at December 31, 2020. Goodwill impairment charges for the years ended December 31, 2020 and 2019 related to the Company’s discontinued operations were nil and $265,252, respectively.

Intangible Assets

The Company acquired amortizable intangibles assets as part of four asset purchase agreements consisting of customer relationships and non-compete agreements. The Company also has the trade names and trademarks associated with the acquisitions of Microphase, I.AM and Relec which were determined to have an indefinite life. The customer relationships and non-compete agreements, definite lived intangible assets, are being amortized on a straight-line basis over their estimated useful lives as follows:

Useful lives (in years)
Customer relationships	5 - 14
Non-competition agreements	3
Domain name and other intangible assets	3

The Company reviews intangible assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets might not be recoverable. Factors that the Company considers in deciding when to perform an impairment review include significant underperformance of the business in relation to expectations, significant negative industry or economic trends, and significant changes or planned changes in the use of the assets. If an impairment review is performed to evaluate a long-lived asset for recoverability, the Company compares forecasts of undiscounted cash flows expected to result from the use and eventual disposition of the long-lived asset to its carrying value. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of an asset are less than its carrying amount. The impairment loss would be based on the excess of the carrying value of the impaired asset over its fair value, determined based on discounted cash flows. During the years ended December 31, 2020 and 2019, the Company recorded an impairment loss from continuing operations of nil and $170,692, respectively. Impairment charges for intangible assets for the years ended December 31, 2020 and 2019 related to the Company’s discontinued operations were nil and $610,000, respectively.

Long-Lived Assets

The long-lived assets of the Company are reviewed for impairment in accordance with ASC No. 360, Property, Plant, and Equipment, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

F-22

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected future cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by comparing the amount by which the carrying amount of the assets to their fair value. During the first quarter of 2020, based upon the deteriorating business conditions for restaurants in the San Diego County as result of the spread of COVID-19 and the decline in projected cash flows over the life of the restaurant long-lived assets, the Company performed an undiscounted cash flow test to determine if the restaurant equipment and right-of-use assets were impaired. The undiscounted cash flows were less than the carrying amount of the Company’s restaurant equipment and right-of-use assets and therefore, the carrying amount of the assets were compared to the fair value of the assets, and the Company determined that there were impairment charges to be recorded on the restaurant long-lived assets. Impairment charges for the year ended December 31, 2020 related to restaurant equipment were in an amount equal to the cost of the Company’s restaurant equipment, net of depreciation of $504,802 and the impairment related to the right-of-use assets attributed to the discontinued restaurant operations was the full carrying amount of $1,020,514. The restaurant-related impairment charges are included as a component of net loss from discontinued operations (see Note 4).

Warranty

The Company offers a warranty period for all its manufactured products. Warranty periods range from one to two years depending on the product. The Company estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time product revenue is recognized. Factors that affect the Company's warranty liability include the number of units sold, historical rates of warranty claims and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liability and adjusts the amount, as necessary. As of December 31, 2020 and 2019, the Company’s accrued warranty liability was $90,640 and $80,412, respectively.

Income Taxes

The Company determines its income taxes under the asset and liability method in accordance with FASB ASC No. 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Income and Comprehensive Income in the period that includes the enactment date.

The Company accounts for uncertain tax positions in accordance with ASC No. 740-10-25. ASC No. 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC No. 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. To the extent that the final tax outcome of these matters is different than the amount recorded, such differences impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense. ASC No. 740-10-25 also requires management to evaluate tax positions taken by the Company and recognize a liability if the Company has taken uncertain tax positions that more likely than not would not be sustained upon examination by applicable taxing authorities. Management of the Company has evaluated tax positions taken by the Company and has concluded that as of December 31, 2020 and 2019, there are no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability that would require disclosure in the financial statements.

F-23

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Common Stock Purchase Warrants and Other Derivative Financial Instruments

The Company classifies common stock purchase warrants and other free standing derivative financial instruments as equity if the contracts (i) require physical settlement or net-share settlement or (ii) give the Company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement). The Company classifies any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the control of the Company), (ii) give the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement), or (iii) contain reset provisions as either an asset or a liability. The Company assesses classification of its freestanding derivatives at each reporting date to determine whether a change in classification between assets and liabilities is required. The Company determined that certain freestanding derivatives, which principally consist of issuance of warrants to purchase shares of common stock in connection with convertible notes and to employees of the Company, satisfy the criteria for classification as equity instruments as these warrants do not contain cash settlement features or variable settlement provision that cause them to not be indexed to the Company’s own stock.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC No. 718, Compensation – Stock Compensation (“ASC No. 718”). Under ASC No. 718, compensation expense related to stock-based payments is recorded over the requisite service period based on the grant date fair value of the awards. Compensation expense previously recorded for unvested stock options that are forfeited is reversed upon forfeiture. The Company uses the Black-Scholes option pricing model for determining the estimated fair value for stock-based awards. The Black-Scholes model requires the use of assumptions which determine the fair value of stock-based awards, including the option’s expected term and the price volatility of the underlying stock.

The Company’s accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of ASC No. 505-50, Equity Based Payments to Non-Employees. Accordingly, the measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement.

Convertible Instruments

The Company accounts for hybrid contracts that feature conversion options in accordance with ASC No. 815, Derivatives and Hedging Activities (“ASC No. 815”). ASC No. 815 requires companies to bifurcate conversion options from their host instruments and account for them as freestanding derivative financial instruments according to certain criteria. The criteria includes circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable GAAP with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument.

Conversion options that contain variable settlement features such as provisions to adjust the conversion price upon subsequent issuances of equity or equity linked securities at exercise prices more favorable than that featured in the hybrid contract generally result in their bifurcation from the host instrument.

The Company accounts for convertible instruments, when the Company has determined that the embedded conversion options should not be bifurcated from their host instruments, in accordance with ASC No. 470-20, Debt with Conversion and Other Options (“ASC No. 470-20”). Under ASC No. 470-20 the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. The Company accounts for convertible instruments (when the Company has determined that the embedded conversion options should be bifurcated from their host instruments) in accordance with ASC No. 815.

F-24

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and trade receivables.

Cash and cash equivalents are invested in banks in the U.S., UK and Israel. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions.

Trade receivables of the Company and its subsidiaries are mainly derived from sales to customers located primarily in the U.S., Europe and Israel. The Company performs ongoing credit evaluations of its customers and to date has not experienced any material losses. An allowance for doubtful accounts is determined with respect to those amounts that the Company and its subsidiaries have determined to be doubtful of collection.

Comprehensive Income (Loss)

The Company reports comprehensive loss in accordance with ASC No. 220, Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive loss and its components in a full set of general purpose financial statements. Comprehensive loss generally represents all changes in equity during the period except those resulting from investments by, or distributions to, stockholders. The Company determined that its items of other comprehensive loss relate to changes in foreign currency translation adjustments and unrealized gains and losses in its warrants in AVLP.

Fair value of Financial Instruments

In accordance with ASC No. 820, Fair Value Measurements and Disclosures, fair value is defined as the exit price, or the amount that would be received for the sale of an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs include those that market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors that market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2:Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or model-derived valuations. All significant inputs used in our valuations are observable or can be derived principally from or corroborated with observable market data for substantially the full term of the assets or liabilities. Level 2 inputs also include quoted prices that were adjusted for security-specific restrictions which are compared to output from internally developed models such as a discounted cash flow model.

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying amounts of financial instruments carried at cost, including cash and cash equivalents, accounts receivables and accounts and other receivable – related party, investments, notes receivable, trade payables and trade payables – related party approximate their fair value due to the short-term maturities of such instruments.

F-25

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

The categorization of a financial instrument within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The following table sets forth the Company’s financial instruments (see Note 5 and Note 10) that were measured at fair value on a recurring basis by level within the fair value hierarchy:

	Fair Value Measurement at December 31, 2020
	Total	Level 1	Level 2	Level 3
Investments in convertible promissory notes and advances of AVLP and Alzamend – related parties	$10,668,470	$—	$—	$10,668,470
Investments in common stock and derivative instruments of AVLP – a related party	5,486,140	499,588	—	4,986,552
Investment in common stock and warrants of Alzamend – a related party	653,251	—	—	653,251
Investments in marketable equity securities	2,562,983	2,562,983	—	—
Total Investments	$19,370,844	$3,062,571	$—	$16,308,273

	Fair Value Measurement at December 31, 2019
	Total	Level 1	Level 2	Level 3
Investments in convertible promissory note of AVLP – a related party	$6,540,720	$—	$—	$6,540,720
Investments in common stock and derivative instruments of AVLP – a related party	1,569,286	238,602	—	1,330,684
Investment in common stock of Alzamend – a related party	558,938	—	—	558,938
Investments in marketable equity securities	639,647	639,647	—	—
Investments in warrants of public companies	9,174	—	—	9,174
Total Investments	$9,317,765	$878,249	$—	$8,439,516

We assess the inputs used to measure fair value using the three-tier hierarchy based on the extent to which inputs used in measuring fair value are observable in the market. See Note 10 for activity related to investments in convertible promissory notes and advances of AVLP and Alzamend – related parties, investments in common stock and derivative instruments of AVLP – a related party, and investment in common stock and warrants of Alzamend – a related party. The decline in investment in warrants of public companies was due to a decrease upon remeasurement of fair value of the underlying warrants.

Debt Discounts

The Company accounts for debt discount according to ASC No. 470-20, Debt with Conversion and Other Options. Debt discounts are amortized through periodic charges to interest expense over the term of the related financial instrument using the effective interest method. During the years ended December 31, 2020 and 2019, the Company recorded amortization of debt discounts of $7,251,365 and $3,709,993, respectively.

Leases

Effective January 1, 2019, the Company accounts for its leases under ASC 842, Leases. Under this guidance, arrangements meeting the definition of a lease are classified as operating or financing leases. As of January 1, 2019, we only had operating leases. Operating leases are recognized as Right-of-use (“ROU”) assets, Operating lease liability, current, and Operating lease liability, non-current on our consolidated balance sheets. Lease assets and liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As most of our leases do not provide an implicit rate, we use our incremental borrowing rate based on the information available at commencement date in determining the present value of future payments. In certain of our lease agreements, we receive rent holidays and other incentives. We recognize lease costs on a straight-line basis over the lease term without regard to deferred payment terms, such as rent holidays, that defer the commencement date of required payments. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Leasehold improvements are capitalized at cost and amortized over the lesser of their expected useful life or the life of the lease, without assuming renewal features, if any, are exercised. We do not separate lease and non-lease components for our leases.

F-26

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Net Loss per Share

Net loss per share is computed by dividing the net loss to common stockholders by the weighted average number of common shares outstanding. The calculation of the basic and diluted earnings per share is the same for all periods presented, as the effect of the potential common stock equivalents is anti-dilutive due to the Company’s net loss position for all periods presented. The Company has included 6,500 warrants, which are exercisable for shares of Common Stock on a one-for-one basis, in its earnings per share calculation for the years ended December 31, 2020 and 2019. Anti-dilutive securities, which are convertible into or exercisable for Common Stock, consist of the following at December 31, 2020 and 2019:

	December 31,
	2020	2019
Stock options	850,925	2,763
Warrants (1)	3,309,060	72,518
Convertible notes	440,862	1,252,163
Conversion of preferred stock	2,232	2,232
Total	4,603,079	1,329,676

(1)         The Company has excluded 6,500 warrants issued in April 2019, which may be exercised by means of a cashless exercise into 6,500 shares of Common Stock, in its anti-dilutive securities but included the warrants in its weighted average shares outstanding.

Reclassifications

Certain prior year amounts have been reclassified for comparative purposes to conform to the current-year financial statement presentation. These reclassifications had no effect on previously reported results of operations. In addition, certain prior year amounts from the restated amounts have been reclassified for consistency with the current period presentation.

Recently Adopted Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which will modify the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement, including the removal of certain disclosure requirements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company adopted the new disclosure requirements for the period ending March 31, 2020. The additional components of this release did not have a material impact on the Company’s consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 changes how entities will measure credit losses for most financial assets and other instruments that are not measured at fair value through net income. This update introduces the current expected credit loss (“CECL”) model, which will require an entity to measure credit losses for certain financial instruments and financial assets, including trade receivables. Under this update, on initial recognition and at each reporting period, an entity will be required to recognize an allowance that reflects the entity’s current estimate of credit losses expected to be incurred over the life of the financial instrument. ASU 2016-13 is effective for public companies in fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The Company has completed its evaluation process and the January 1, 2020 adoption did not have a material impact to the Company’s consolidated financial statements for the year ended December 31, 2020.

F-27

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Recently Issued Accounting Standards

In December 2019, the FASB issued ASU No. 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020, with early adoption permitted. The Company is currently evaluating the impact of this standard on its consolidated financial statements and related disclosures.

4. Discontinued Operations and Deconsolidation of I.AM

On March 16, 2020, to try and mitigate the spread of COVID-19, San Diego County health officials issued orders mandating that all restaurants must end dine-in services. As a result of these temporary closures and the deteriorating business conditions at the Company’s restaurant businesses, during the first quarter of 2020, the Company concluded that discontinuing the operations of I.AM was ultimately in its best interest. In addition, during the first quarter of 2020, due to deteriorating business conditions in the cryptocurrency mining sector, the Company ceased operations at Digital Farms. The Company’s decision to cease cryptocurrency mining operations in 2020 was based several factors, which had negatively affected the number of active miners the Company operated, including the market prices of digital currencies at the time, power cost considerations available to Digital Farms, and a significant increase in the difficulty of mining blocks of cryptocurrency.

Digital Farms was established to pursue a variety of digital currencies and mined the top three cryptocurrencies for its own account. Although the Company has ceased operations at Digital Farms, since the assets and operations have not yet been abandoned, sold or distributed, these assets do not yet meet the requirement for presentation as discontinued operations. In the first quarter of 2020, management determined that the permanent closing of the restaurant operations met the criteria for presentation as discontinued operations. Accordingly, the results of the restaurant operations are presented as discontinued operations in our consolidated statements of operations and comprehensive loss and are excluded from continuing operations for all periods presented. In addition, the assets and liabilities of the restaurant operations are classified as held for sale in our consolidated balance sheets for all periods presented.

On November 2, 2020, I.AM filed a voluntary petition for bankruptcy under Chapter 7 in the United States Bankruptcy Court in the Central District of California, Santa Ana Division, case number 8:20-bk-13076. As a result of I.AM’s bankruptcy filing on November 2, 2020, Ault Global ceded authority for managing the business to the Bankruptcy Court. For this reason, the Company concluded that Ault Global had lost control of I.AM, and no longer had significant influence over I.AM. Therefore, the Company deconsolidated I.AM effective with the filing of the Chapter 11 bankruptcy in November 2020 and recorded a gain on deconsolidation of 2,358,992.

The following tables summarize the major classes of assets and liabilities included as part of discontinued operations as of December 31, 2019:

December 31, 2019
Current assets
Cash and cash equivalents	$5,170
Accounts receivable	83,885
Inventories, net	60,341
Prepaid expenses and other current assets	131,956
Total current assets classified as held for sale	281,352

Property and equipment, net	504,802
Right-of-use assets	1,098,466
Total assets classified as held for sale	$1,884,620

Current liabilities
Accounts payable and accrued expenses	$881,601
Operating lease liability, current	229,574
Other current liabilities	482,375
Total current liabilities classified as held for sale	1,593,550

Long term liabilities
Operating lease liability, non-current	951,072
Total liabilities classified as held for sale	$2,544,622

F-28

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

The restaurant operations are included in our results as discontinued operations through March 16, 2020, the date of closing of the restaurants. The following tables summarize the major classes of line items included in loss from discontinued operations:

	For the Year Ended
	December 31,
	2020	2019
Revenue	$543,327	$4,149,646
Cost of revenue	(160,310)	(1,149,645)
Selling and marketing	—	(221,813)
General and administrative	(555,445)	(4,146,815)
Impairment of property and equipment and right-of-use assets	(1,525,316)	—
Impairment of Impairment of intangible assets	—	(610,000)
Impairment of goodwill	—	(265,252)
Gain on deconsolidation of I.AM	2,358,992	—
Interest expense	—	(789)
Income (loss) from discontinued operations	$661,248	$(2,244,668)

5. Marketable Securities

Marketable securities in equity securities with readily determinable market prices consisted of the following as of December 31, 2020 and 2019:

	Marketable equity securities at December 31, 2020
		Gross unrealized	Gross realized
	Cost	gains (losses)	gains (losses)	Fair value
Common shares	$1,505,686	$1,083,532	$(26,235)	$2,562,983

	Marketable equity securities at December 31, 2019
		Gross unrealized	Gross realized
	Cost	gains (losses)	gains (losses)	Fair value
Common shares	$423,025	$216,622	$-	$639,647

The following table presents additional information about marketable equity securities:

Marketable
Equity Securities
Balance at January 1, 2019	$178,597
Purchases of marketable equity securities	485,000
Marketable equity securities received upon warrant exercise	381
Marketable equity securities received upon conversion of preferred stock	202,145
Sales of marketable equity securities	(580,721)
Realized gains on marketable equity securities	95,340
Unrealized gains on marketable equity securities	258,905
Balance at January 1, 2020	$639,647
Purchases of marketable equity securities	1,425,341
Sales of marketable equity securities	(373,360)
Realized gains on marketable equity securities	75,346
Unrealized gains on marketable equity securities	796,009
Balance at December 31, 2020	$2,562,983

F-29

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

At December 31, 2020 and 2019, the Company had invested in the marketable equity securities of certain publicly traded companies. During the year ended December 31, 2020, unrealized gains of $796,009 were included in net income as a component of change in fair value of equity securities. The Company’s investment in marketable equity securities will be revalued on each balance sheet date. The fair value of the Company’s holdings in marketable equity securities at December 31, 2020 and 2019 is a Level 1 measurement based on quoted prices in an active market.

At December 31, 2020 and 2019, the Company also held equity investments in private companies and an investment in a limited partnership. These investments do not have readily determinable fair values and have been measured at cost less impairment, if any, and adjusted for observable price changes for identical or similar investments of the issuer.

6. INVENTORIES

At December 31, 2020 and 2019, inventories consist of:

	2020	2019
Raw materials, parts and supplies	$1,188,616	$1,522,082
Work-in-progress	1,923,426	534,937
Finished products	261,809	424,492
Total inventories	$3,373,851	$2,481,511

7. PROPERTY AND EQUIPMENT, NET

At December 31, 2020 and 2019, property and equipment consist of:

	December 31,
	2020	2019
Cryptocurrency machines and related equipment	$567,216	$567,216
Computer, software and related equipment	3,056,711	2,518,187
Office furniture and equipment	489,315	441,613
Leasehold improvements	1,352,124	1,230,407
	5,465,366	4,757,423
Accumulated depreciation and amortization	(3,342,636)	(2,970,030)
Property and equipment, net	$2,122,730	$1,787,393

Under the guidance of ASC 360, Impairment or Disposal of Long-lived Assets, a long-lived asset or asset group (including intangibles) will be tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. During the first quarter of 2020, based upon the deteriorating business conditions for restaurants in the San Diego County as result of the spread of COVID-19 and the decline in projected cash flows over the life of the restaurant equipment, the Company performed an undiscounted cash flow test to determine if the restaurant equipment was impaired. The undiscounted cash flows were less than the carrying amount of the Company’s restaurant equipment and therefore, the carrying amount of the assets were compared to the fair value of the restaurant equipment, and the Company determined that there were impairment charges to be recorded on the restaurant equipment. Impairment charges for the year ended December 31, 2020 were in an amount equal to the cost of the Company’s restaurant equipment, net of depreciation of $504,802, and are included as a component of net loss from discontinued operations (see Note 4).

F-30

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

For the years ended December 31, 2020 and 2019, depreciation expense amounted to $391,597 and $2,570,511, respectively.

8. INTANGIBLE ASSETS, NET

At December 31, 2020 and 2019 intangible assets consist of:

	December 31,	December 31,
	2020	2019
Trade name and trademark	$1,551,197	$1,039,307
Customer relationships	3,441,654	2,406,434
Domain name and other intangible assets	689,920	641,809
	5,682,771	4,087,550
Accumulated depreciation and amortization	(1,292,383)	(880,562)
Intangible assets, net	$4,390,388	$3,206,988

The Company’s trade names and trademarks were determined to have an indefinite life. The remaining definite lived intangible assets are primarily being amortized on a straight-line basis over their estimated useful lives. Amortization expense was $335,776 and $502,656, respectively, for the years ended December 31, 2020 and 2019.

The customer relationships are subject to amortization over their estimated useful lives, which range between 3 and 14 years. The following table presents estimated amortization expense for each of the succeeding five calendar years and thereafter.

2021	$369,790
2022	318,793
2023	318,793
2024	318,793
2025	318,793
Thereafter	1,194,229
$2,839,191

9. GOODWILL

The Company’s goodwill relates to the acquisition of a controlling interest in Microphase on June 2, 2017 and the acquisitions of Enertec on May 22, 2018, and Relec on November 30, 2020. The following table summarizes the changes in our goodwill for the years ended December 31, 2020 and 2019:

Goodwill
Balance as of January 1, 2019	$8,197,818
Impairment	(480,953)
Effect of exchange rate changes	384,082
Balance as of December 31, 2019	8,100,947
Acquisition of Relec	1,147,894
Effect of exchange rate changes	396,485
Balance as of December 31, 2020	$9,645,686

F-31

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

10. INVESTMENTS – RELATED PARTIES

Investments in AVLP and Alzamend Neuro, Inc. (“Alzamend”) at December 31, 2020 and 2019, are comprised of the following:

	December 31,	December 31,
	2020	2019
Investment in convertible promissory note of AVLP	$11,269,136	$9,595,079
Short term advance in Alzamend	750,000	—
Investment in convertible promissory note of Alzamend	50,000	—
Accrued interest in convertible promissory notes of AVLP and Alzamend	2,026,812	2,025,475
Total investment in convertible promissory note of AVLP – Gross	14,095,948	11,620,554
Less: original issue discount	(3,870)	—
Less: provision for loan losses	(3,423,608)	(5,079,834)
Total investment in convertible promissory note of AVLP and Alzamend	10,668,470	6,540,720

Investment in derivative instruments of AVLP	4,986,552	1,330,684
Investment in common stock of AVLP	499,588	238,602
Investment in common stock and warrants of Alzamend	653,251	558,938
Investment in derivative instruments and common stock of AVLP and Alzamend	6,139,391	2,128,224
Total investment in AVLP and Alzamend – Net	$16,807,861	$8,668,944

Investment in warrants and common stock of AVLP and Alzamend	$6,139,391	$2,128,224
Investment in convertible promissory notes and advances of AVLP and Alzamend	10,668,470	6,540,720
Total investment in AVLP and Alzamend – Net	$16,807,861	$8,668,944

The following table summarizes the changes in our investments in AVLP and Alzamend during the years ended December 31, 2020 and 2019:

		Investment in
	Investment in	convertible
	warrants and	promissory notes	Total
	common stock	and advances	investment
	of AVLP and	of AVLP and	in AVLP and
	Alzamend	Alzamend	Alzamend – Net
Balance at January 1, 2019	$3,043,499	$5,611,621	$8,655,120
Investment in convertible promissory notes of AVLP	—	1,600,164	1,600,164
Investment in common stock of AVLP and Alzamend	261,132	—	261,132
Fair value of derivative instruments issued by AVLP	1,050,918	—	1,050,918
Unrealized loss in derivative instruments of AVLP	(1,950,875)	—	(1,950,875)
Unrealized loss in common stock of AVLP and Alzamend	(276,450)	—	(276,450)
Provision for loan losses	—	(4,000,000)	(4,000,000)
Accretion of discount	—	2,307,777 2,307,777	2,307,777
Accrued Interest	—	1,021,158	1,021,158
Balance at December 31, 2019	$2,128,224	$6,540,720	$8,668,944
Investment in convertible promissory notes of AVLP	—	1,330,283	1,330,283
Investment in convertible promissory note of Alzamend	—	38,128	38,128
Investment in common stock of AVLP and Alzamend	45,484	—	45,484
Investment in warrants of Alzamend	11,872	—	11,872
Short term advance in Alzamend	—	750,000	750,000
Fair value of derivative instruments issued by AVLP	343,774	—	343,774
Unrealized gain in derivative instruments of AVLP	3,312,094	—	3,312,094
Unrealized gain in common stock of AVLP and Alzamend	297,943	—	297,943
Accretion of discount	—	8,002	8,002
Provision for loan losses	—	2,000,000	2,000,000
Accrued Interest	—	1,337	1,337
Balance at December 31, 2020	$6,139,391	$10,668,470	$16,807,861

F-32

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2020

Investments in AVLP

The Company’s investments in AVLP, a related party controlled by Philou Ventures, LLC (“Philou”), an affiliate of the Company, consist of convertible promissory notes, derivative instruments and shares of AVLP common stock. As of December 31, 2020, the Company has provided loans to AVLP in the principal amount $11,269,136 and, in addition to the 12% convertible promissory notes, AVLP has issued to the Company warrants to purchase 22,537,871 shares of AVLP common stock at an exercise price of $0.50 per share for a period of five years. The warrants were determined by the issuer to be derivative financial instruments. At December 31, 2020, the Company recorded a cumulative unrealized loss on its investment in warrants of AVLP of $1,052,162 compared to a cumulative unrealized loss of $4,364,256 at December 31, 2019 representing the difference between the cost basis and the estimated fair value of the warrants in the Company’s accumulated other comprehensive income in the stockholder's equity section of the Company’s consolidated balance sheet. During the year ended December 31, 2020, the Company recognized, in other comprehensive loss, net unrealized gain on derivative securities of related party of $3,312,094 compared to a net unrealized loss on derivative securities of related party of $1,950,875 during the year ended December 31, 2019. The Company’s investment in AVLP will be revalued on each balance sheet date. The fair value of the Company’s holdings in the AVLP warrants was estimated using the Black-Scholes option-pricing method. The risk-free rate, which ranged between 0.13% and 2.98%, was derived from the U.S. Treasury yield curve, matching the term of our investment, in effect at the measurement date. The volatility factor which ranged between 68.7% and 104.6% was determined based on historical stock prices for similar technology companies with market capitalizations under $100 million. The warrant valuation is a Level 3 measurement.

In accordance with ASC No. 310, Receivables (“ASC 310”), the Company had accounted for its convertible promissory notes in AVLP at amortized cost, which represents the amount at which the convertible promissory notes were acquired, adjusted for accrued interest and accretion of original issue discount and discount attributed to the fair value of the warrants that the Company received in conjunction with its investment. Interest was accreted using the effective interest method. The Company recorded interest on an accrual basis and recognized it as earned in accordance with the contractual terms of the convertible promissory notes, to the extent that such amounts are expected to be collected. During the year ended December 31, 2019, the Company recorded $2,307,777 of interest income for the discount accretion and $1,021,158 of interest income from the contractual 12% rate provided for by the convertible promissory notes. During the years ended December 31, 2020, no interest income was recognized from the Company’s investment in AVLP.

The Company evaluated the collectability of both interest and principal for the convertible promissory notes in AVLP to determine whether there was an impairment. Based on current information and events, primarily the value of the underlying conversion feature and current economic events, the Company concluded that an impairment existed at December 31, 2019. At December 31, 2020, the Company determined that the fair value of the convertible promissory notes in AVLP was approximately $9,872,340. The Company’s determination of fair value was based upon the estimated present value of a future liquidity event combined with the closing price of AVLP’s common stock at December 31, 2020. Impairment assessments require significant judgments and are based on significant assumptions related to the borrower’s credit risk, financial performance, expected sales, and estimated fair value of the collateral.

During the years ended December 31, 2020 and 2019, the Company acquired 5,000 shares of AVLP common stock for $1,274 and 91,000 shares of AVLP common stock for $53,032, respectively, in each case in the open market. At December 31, 2020, the closing market price of AVLP’s common stock was $0.50, an increase from $0.24 at December 31, 2019. The Company has determined that its investment in AVLP marketable equity securities should be accounted for in accordance with ASC No. 820, Fair Value Measurements and Disclosures. Based upon the closing market price of AVLP common stock at December 31, 2020, the Company’s investment in AVLP common stock had an unrealized loss of $248,248.

F-33

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

In aggregate, the Company has 999,175 shares of AVLP common stock which represents 18.0% of AVLP’s outstanding shares of common stock. The Company has determined that AVLP is a variable interest entity (“VIE”) as it does not have sufficient equity at risk. The Company does not consolidate AVLP because the Company is not the primary beneficiary and does not have a controlling financial interest. To be a primary beneficiary, an entity must have the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, among other factors. Although the Company has made a significant investment in AVLP, the Company has determined that Philou, which controls AVLP through the voting power conferred by its equity investment and which is deemed to be more closely associated with AVLP, is the primary beneficiary. As a result, AVLP’s financial position and results of operations are not consolidated in our financial position and results of operations.

Investments in Alzamend

The Company’s investments in Alzamend, a related party, consist of a convertible promissory note, short-term advance, warrants and shares of Alzamend common stock. At December 31, 2020, the Company has provided Alzamend a short-term advance of $750,000 and invested $50,000 in an 8% convertible promissory note. In conjunction with the issuance of the 8% convertible promissory note, Alzamend issued to the Company warrants to purchase 16,667 shares of Alzamend common stock at an exercise price of $3.00 per share for a period of five years. The Company computed the fair value of the warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded discount in the amount of $11,872 based on the estimated fair value of the warrants. At December 31, 2020, the Company recorded a cumulative unrealized loss on its investment in warrants of Alzamend of $453, representing the difference between the cost basis and the estimated fair value of the warrants in the Company’s net loss from continuing operations on the Company’s consolidated statements of operations and comprehensive loss. The Company’s investment in Alzamend will be revalued on each balance sheet date. The fair value of the Company’s holdings in the Alzamend warrants was estimated using the Black-Scholes option-pricing method. The risk-free rate of 0.28% was derived from the U.S. Treasury yield curve, matching the term of our investment, in effect at the measurement date. The volatility factor of 103.7% was determined based on historical stock prices for similar companies with market capitalizations under $100 million. The warrant valuation is a Level 3 measurement.

In accordance with ASC No. 310, Receivables (“ASC 310”), the Company had accounted for its convertible promissory notes in Alzamend at amortized cost, which represents the amount at which the convertible promissory notes were acquired, adjusted for accrued interest and accretion of the discount attributed to the fair value of the warrants that the Company received in conjunction with its investment. Interest was accreted using the effective interest method. The Company recorded interest on an accrual basis and recognized it as earned in accordance with the contractual terms of the convertible promissory notes, to the extent that such amounts are expected to be collected. During the year ended December 31, 2020, the Company recorded $8,002 of interest income for the discount accretion and $1,337 of interest income from the contractual 8% rate provided for by the convertible promissory notes.

The Company evaluated the collectability of both interest and principal for the convertible promissory notes in Alzamend to determine whether there was an impairment. Based on current information and events, primarily the value of the underlying conversion feature and current economic events, the Company concluded that no impairment existed at December 31, 2020.

During the years ended December 31, 2020 and 2019, the Company also acquired 55,263 shares of Alzamend common stock for $44,210 and 372,625 shares of Alzamend common stock for $208,100, respectively. At December 31, 2020, the estimated fair value of Alzamend’s common stock was $1.50. The Company has determined that its investment in Alzamend marketable equity securities should be accounted for in accordance with ASC No. 820, Fair Value Measurements and Disclosures and based upon the estimated fair value of Alzamend common stock at December 31, 2020, the Company’s investment in Alzamend common stock had an unrealized gain of $389,522.

11. INVESTMENTS IN LIMITED PARTNERSHIP

On June 8, 2018, the Company entered into a limited partnership agreement, in which it agreed to become a limited partner in the partnership (the “NY Partnership”). The NY Partnership is a limited partner in the partnership that is responsible for the construction and related activities of a hotel in New York City. In connection with this transaction, the Company has agreed to finance a portion of the capital required by the NY Partnership. As of December 31, 2020, the Company had invested an aggregate of $1,869,000 in the NY Partnership. The Company has no further required funding obligations related to the hotel.

F-34

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

12. OTHER INVESTMENTS, RELATED PARTIES

The Company’s other related party investments primarily consist of two investments.

MTIX, Ltd.

On December 5, 2017, the Company entered into an exchange agreement with WT Johnson pursuant to which the Company issued to WT Johnson two convertible promissory notes in the principal amounts of $600,000 (“Note A”) and $1,667,766 (“Note B”), in exchange for cancellation of amounts due to WT Johnson by MTIX Ltd., a related party of the Company.

During December 2017, the Company issued 750 shares of its common stock to WT Johnson & Sons upon the conversion of Note A and WT Johnson subsequently sold the 750 shares. The proceeds from the sale of shares of common stock received upon the conversion of Note A were sufficient to satisfy the entire $2,267,766 obligation as well as an additional $400,500 of value added tax due to WT Johnson. Concurrent with entering into the exchange agreement, the Company received a promissory note in the amount of $2,668,266 from MTIX and cancelled Note B. At December 31, 2020 and 2019, the Company has valued the note receivable at $600,000, the carrying amount of Note A. The Company will recognize the remainder of the amount due from MTIX upon payment of the promissory note by MTIX.

Israeli Property

During the year ended December 31, 2017, our former President, Amos Kohn, purchased certain real property that serves as a facility for the Company’s business operations in Israel. The Company made $300,000 of payments to the seller of the property and received a 28% undivided interest in the real property (the “Property”). The Company’s subsidiary, Coolisys Technologies, Inc., entered into a Trust Agreement and Tenancy in Common Agreement with Roni Kohn, who owns a 72% interest in the Property, the daughter of Mr. Kohn and an Israeli citizen. The Property was purchased to serve as a residence/office facility for the Company in order to oversee its Israeli operations and to expand its business in the high-tech industry located in Israel. Pursuant to the Trust Agreement, Ms. Kohn will hold and manage Coolisys’ undivided 28% interest in the Property. The trust will be in effect until it is terminated by mutual agreement of the parties. During the term of the trust, Ms. Kohn will not sell, lease, sublease, transfer, grant, encumber, change or effect any other disposition with respect to the Property or Coolisys’ interest without the Company’s approval.

Under the Tenancy in Common Agreement, Coolisys and its executive officers shall have the exclusive rights to use the Property for the Company and its affiliates’ business operations. The Property shall be managed by Ms. Kohn. Further, pursuant to the Tenancy in Common Agreement, for each completed calendar month of employment of Mr. Kohn by the Company, Ms. Kohn shall have the right to purchase a portion of the Company’s interest in the Property. Such right shall fully vest at the end of five years of continuous employment and the Trustee shall have the right to purchase the Company’s 28% interest in the Property for a nominal price. The Company will amortize its $300,000 investment over the ten-year right of use period, subject to a cliff vesting after five years. During the years ended December 31, 2020 and 2019, the Company recognized $30,000 in amortization expense. At December 31, 2020 and 2019, the unamortized balance of the Israeli Property was $202,500 and $232,500, respectively. If Mr. Kohn is not employed by the Company, the Company shall have the right to demand that Ms. Kohn purchase the Company’s remaining interest in the Property that was not subject to vesting for the fair market value of such unvested Property interest.

13. ACQUISITIONS

Business combinations are accounted for under the acquisition method of accounting in accordance with ASC No. 805, Business Combinations. Under the acquisition method, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is recorded to the extent the purchase price exceeds the fair value of the net identifiable tangible and intangible assets acquired less liabilities assumed at the date of acquisition.

F-35

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

Acquisition during 2020

Relec Electronics Ltd

On November 9, 2020, GWW entered into a Stock Purchase Agreement (the “Agreement”) with Tabard Holdings Inc., a Delaware corporation and wholly owned subsidiary of GWW (“Tabard”), the legal and beneficial owners (the “Sellers”) of 100% of the issued shares in the capital of Relec Electronics Ltd., a corporation organized under the laws of England and Wales (“Relec”), and Peter Lappin, in his capacity as the representative of the Sellers (the “Sellers’ Representative”). Relec was established in 1978 and provides specialist power conversion and display products. The acquisition of Relec expands GWW’s product offering and geographic reach. On November 30, 2020, the acquisition of Relec closed for an aggregate cash purchase price of $3,765,084, net of cash acquired, of which $3,627,534 had been paid at December 31, 2020. Pursuant to the Agreement, Tabard may be required to pay the Sellers a maximum of £500,000, or approximately $667,000, during 2021, 2022 and 2023. These earn-out payments are based on a combination of Relec’s gross margin and its minimum earnings before income taxes, depreciation and amortization.

Upon initial measurement, components of the purchase price are as follows:

Relec
Accounts receivable	$632,910
Prepaid and other current assets	53,127
Inventories, net	993,968
Property and equipment	94,167
Customer relationships	900,000
Trade name	500,000
Accounts payable and accrued expenses	(556,982)
Net assets acquired	2,617,190
Goodwill	1,147,894
Purchase price	$3,765,084

14. STOCK-BASED COMPENSATION

Under the Company's 2018 Stock Incentive Plan (the “2018 Plan”), 2017 Stock Incentive Plan (the “2017 Plan”), 2016 Stock Incentive Plan (the “2016 Plan”) and the 2012 Stock Option Plan, as amended (the “2012 Plan”) (collectively, the “Plans”), options may be granted to employees, officers, consultants, service providers and directors of the Company. On July 19, 2019, the Company’s stockholders approved an amendment to the 2018 Plan which increased the number of shares of the Company’s common stock that may be issued thereunder to a total of 175,000 shares. The Plans, as amended, provide for the issuance of a maximum of 184,216 shares of the Company’s common stock.

Options granted under the Plans have an exercise price equal to or greater than the fair value of the underlying common stock at the date of grant and become exercisable based on a vesting schedule determined at the date of grant. Typically, options granted generally become fully vested after four years. Any options that are forfeited or cancelled before expiration become available for future grants. The options expire between 5 and 10 years from the date of grant. Restricted stock awards granted under the Plans are subject to a vesting period determined at the date of grant. As of December 31, 2020, an aggregate of 6,693 of the Company's options are still available for future grant.

During the years ended December 31, 2020 and 2019, the Company did not grant any options under the Plans. Generally, options granted under the Plans become fully vested after four years. During the years ended December 31, 2020 and 2019, the Company issued 102,500 and 69,375, respectively, shares of common stock to its consultants and service providers. The grant date fair value of these shares amounted to $182,575 and $338,619 respectively, which was determined from the closing price of the Company’s common stock on the date of issuance.

The options outstanding as of December 31, 2020, have been classified by exercise price, as follows:

F-36

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

Outstanding				Exercisable
		Weighted
		Average	Weighted		Weighted
		Remaining	Average		Average
Exercise	Number	Contractual	Exercise	Number	Exercise
Price	Outstanding	Life (Years)	Price	Exercisable	Price
$480 - $560	894	4.95	$537.34	592	$534.25
$1,208 - $1,352	31	2.63	$1,339.20	31	$1,339.20
$480 - $1,352	925	4.87	$564.43	623	$574.60

Issuances outside of Plans
$1.79	850,000	9.72	$1.79	0	$0.00

Total Options
$480 - 1,856	850,925	9.71	$2.40	623	$574.60

On December 31, 2020 and 2019, the aggregate intrinsic value of stock options outstanding was $2,176,000 and nil, respectively. On December 31, 2020 and 2019, there was no aggregate intrinsic value of stock options that were exercisable. The intrinsic value for stock options is calculated based on the exercise price of the underlying awards and the fair value of the Company’s common stock as of the period-end date.

The total stock-based compensation expense related to stock options and stock awards issued pursuant to the Plans to the Company’s employees, consultants and directors, included in reported net loss for the years ended December 31, 2020 and 2019, is comprised as follows:

	Year Ended December 31,
	2020	2019
Stock-based compensation from Plans	$260,033	$715,877
Stock-based compensation from issuances outside of Plans	32,250	868,114
Total Stock-based compensation	$292,283	$1,583,991

A summary of option activity under the Company's stock option plans as of December 31, 2020 and 2019, and changes during the years ended are as follows:

		Outstanding Options
				Weighted
			Weighted	Average
	Shares		Average	Remaining	Aggregate
	Available	Number	Exercise	Contractual	Intrinsic
	for Grant	of Shares	Price	Life (years)	Value
January 1, 2019	12,695	4,328	$576.40	7.52	$0
Amendment to 2018 SIP	162,500	—
Restricted stock awards	(75,000)	—
Forfeited [1]	2910	(2,940)	$853.47
January 1, 2020	103,105	1,388	$636.47	6.33	$0
Restricted stock awards	(96,875)	—
Forfeited	463	(463)	$780.54
December 31, 2020	6,693	925	$564.43	4.87	$0

1 Includes options that were issued pursuant to the Company’s 2002 Plan and are not available for future issuance.

F-37

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

As of December 31, 2020, there was $122,613 of unrecognized compensation cost related to non-vested stock-based compensation arrangements granted under the Plans. That cost is expected to be recognized over a weighted average period of 1.61 years.

On December 31, 2020, Enertec issued Zvika Avni, the Chief Executive Officer of Enertec, a warrant to purchase 27,889 shares of Enertec common stock, at an exercise price per share of $0.01. On the date of issuance 251,000 shares of Enertec common stock were issued and outstanding. The warrant is immediately exercisable with a ten-year life. The stock-based compensation expense related to the warrant included in reported net loss for the year ended December 31, 2020 was $813,405, based on the estimated fair value of the warrant on the date of issuance. The estimated fair value of the warrant was based on observable market prices of the Company’s stock and extrapolated to Enertec based upon its relative fair value within the Company as determined by equal weighting of revenues, operating income, and net tangible assets between the Company’s subsidiaries.

15. WARRANTS

During the years ended December 31, 2020 and 2019, the Company issued a total of 7,542,987 warrants at an average exercise price of $2.64 per share.

Warrant issuances during 2019

During the year ended December 31, 2019, the Company issued a total of 759,443 warrants at an average exercise price of $10.28 per share.

(i)	On April 2, 2019, the Company issued warrants to purchase an aggregate of 388,888 shares of Common Stock at an initial exercise price of $18.00 per share and (the “Common Warrants”) and (b) pre-funded warrants to purchase up to 317,500 shares of Common Stock at an initial exercise price of $0.40 per share (the “Pre-Funded Warrants”) in connection with an underwriting agreement with A.G.P./Alliance Global Partners (the “Underwriter”). In addition, the Company has also issued the Underwriter a warrant to purchase a maximum of 15,555 additional shares of Common Stock at an initial exercise price of $19.80 per share (see Note 24).

(ii)	On May 20, 2019, the Company issued warrants to purchase an aggregate of 12,500 shares of Common Stock at an exercise price equal to $12.00 per share of Common Stock in connection with the issuance of a 4% Convertible Promissory Note in the aggregate principal amount of $660,000 (see Note 21).

(iii)	On July 3, 2019, the Company issued warrants to purchase an aggregate of 25,000 shares of Common Stock at an exercise price equal to $8.80 per share of Common Stock in connection with the issuance of a 12% Convertible Promissory Note in the aggregate principal amount of $1,492,000.

Warrant issuances during 2020

During the year ended December 31, 2020, the Company issued a total of 6,783,544 warrants at an average exercise price of $1.79 per share.

(i)	On February 20, 2020, pursuant to the Master Exchange Agreement, the Company issued warrants to purchase an aggregate of 1,700,361 shares of Common Stock at an average exercise price equal to $1.43 per share of Common Stock (see Note 19).

(ii)	During the year ended December 30, 2020, the Company issued warrants to purchase an aggregate of 1,536,655 shares of Common Stock at an average exercise price equal to $1.43 per share of Common Stock in connection with the issuance of the Esousa 12% short-term promissory notes in the aggregate principal amount of $2,000,000 (see Note 19).

F-38

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

(iii)	On April 13, 2020, the Company issued warrants to purchase up to 157,143 shares of Common Stock at an exercise price equal to $1.17 per share of Common Stock in connection with the issuance of a 10% Convertible Promissory Note in the principal amount of $100,000 (see Note 21).

(iv)	On May 28, 2020, the Company issued warrants to purchase an aggregate of 400,000 shares of Common Stock at an exercise price equal to $1.07 per share of Common Stock in connection with the issuance of a promissory note in the principal amount of $200,000 (see Note 19).

(v)	On June 26, 2020, the Company issued warrants to purchase an aggregate of 361,991 shares of Common Stock at an exercise price equal to $2.43 per share of Common Stock in connection with the issuance of promissory notes in the aggregate principal face amount of $800,000 (see Note 19).

Warrant issuances during 2020 requiring shareholder approval

Rule 713 of the NYSE American, the national securities exchange on which the Common Stock is listed, requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Accordingly, absent shareholder approval, the holders of warrants issued between October 22, 2020 and November 19, 2020 to purchase an aggregate of 2,627,394 shares of Common Stock are prohibited from exercising the warrants and receiving shares of Common Stock unless stockholder approval is obtained for the warrants. The Company anticipates seeking stockholder approval for the exercise of all the warrants during the quarter ended June 30, 2021.

(vi)	On October 22, 2020, the Company issued warrants to purchase an aggregate of 729,927 shares of common stock at an exercise price equal to $3.01 per share of common stock in connection with the issuance of a promissory note in the aggregate principal face amount of $2,000,000 (see Note 19).

(vii)	On October 27, 2020, the Company issued warrants to purchase an aggregate of 425,000 shares of common stock at an exercise price equal to $2.20 per share of common stock in connection with the issuance of promissory notes in the aggregate principal face amount of $850,000 (see Note 19).

(viii)	On October 27, 2020, the Company issued warrants to purchase an aggregate of 148,936 shares of common stock at an exercise price equal to $2.59 per share of common stock in connection with the issuance of promissory notes in the aggregate principal face amount of $350,000 (see Note 19).

(ix)	On November 19, 2020, the Company issued warrants to purchase an aggregate of 1,323,531 shares of common stock at an exercise price equal to $1.87 per share of common stock in connection with the issuance of promissory notes in the aggregate principal face amount of $2,250,000 (see Note 19).

The following table summarizes information about common stock warrants outstanding at December 31, 2020:

Outstanding				Exercisable
		Weighted
		Average	Weighted		Weighted
		Remaining	Average		Average
Exercise	Number	Contractual	Exercise	Number	Exercise
Price	Outstanding	Life (Years)	Price	Exercisable	Price
$—	6,500	3.25	$—	6,500	$—
$0.88 - $1.91	3,237,016	4.30	$1.43	3,237,016	$0.88 - $1.91
$8.00 - $19.80	53,452	3.37	$12.74	53,452	$8.00 - $19.80
$440 - $920	16,225	2.19	$733.40	16,225	$440 - $920
$1,040 - $2,000	2,367	2.18	$1,404.85	2,367	$1,040 - $2,000
$0.88 - $2,000	3,315,560	4.27	$6.19	3,315,560	$6.19

F-39

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

The Company has valued the warrants at their date of grant utilizing the Black-Scholes option pricing model. This model is dependent upon several variables such as the warrants’ term, exercise price, current stock price, risk-free interest rate and estimated volatility of our stock over the contractual term of the warrants. The risk-free interest rate used in the calculations is based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the contractual life of the warrants.

The Company utilized the Black-Scholes option pricing model and the assumptions used during the years ended December 31, 2020 and 2019:

	Year Ended
	December 31, 2020	December 31, 2019
Weighted average risk free interest rate	0.12% — 1.38%	1.75% — 2.28%
Weighted average life (in years)	1.42 — 5	5.0
Volatility	86.3% — 104.6	85.5% —87.5%
Expected dividend yield	0%	0%
Weighted average grant-date fair value per share of warrants granted	$1.21	$10.34

16. OTHER CURRENT LIABILITIES

Other current liabilities at December 31, 2020 and 2019 consist of:

	December 31,
	2020	2019
Accrued payroll and payroll taxes	$1,411,728	$1,237,054
Warranty liability	90,640	80,412
Other accrued expenses	287,457	218,380
	$1,789,825	$1,535,846

17. LEASES

We have operating leases for office space and restaurant locations. Our leases have remaining lease terms of 2 months to 11 years, some of which may include options to extend the leases perpetually, and some of which may include options to terminate the leases within 1 year.

The following table provides a summary of leases by balance sheet category as of December 31, 2020:

December 31, 2020
Operating right-of-use assets	$4,317,778
Operating lease liability - current	524,326
Operating lease liability - non-current	3,854,573

F-40

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

The components of lease expenses for the year ended December 31, 2020, were as follows:

Year Ended
December 31, 2020
Operating lease cost	$951,196
Short-term lease cost	-
Variable lease cost	106,927

The following tables provides a summary of other information related to leases for the year ended December 31, 2020:

December 31, 2020
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$1,024,478
Right-of-use assets obtained in exchange for new operating lease liabilities	$-
Weighted-average remaining lease term - operating leases	7.3 years
Weighted-average discount rate - operating leases	10%

Maturity of lease liabilities under our non-cancellable operating leases as of December 31, 2020, are as follows:

Payments due by period
2021	$938,240
2022	929,925
2023	952,526
2024	914,693
2025	697,692
Thereafter	1,793,975
Total lease payments	6,227,051
Less interest	(1,848,152)
Present value of lease liabilities	$4,378,899

18. ADVANCES ON FUTURE RECEIPTS

Advances on future receipts as of December 31, 2020 and 2019 were nil and $2,210,392. Future receipts include cash, check, ACH, credit card, debit card, bank card, charge card or other form of monetary payment. The Agreements on Future Receipts had been personally guaranteed by the Company’s Executive Chairman and in one instance had also been guaranteed by Philou. During the years ended December 31, 2020 and 2019, non-cash interest expense of $86,506 and $495,361, respectively, was recorded from the amortization of debt discounts that were recognized at inception of the agreements based primarily upon the difference between the amount of future receipts sold and the actual proceeds received.

19. NOTES PAYABLE

Notes Payable at December 31, 2020 and 2019, are comprised of the following.

	December 31,
	2020	2019
Esousa purchased notes	$-	$2,828,323
Esousa additional purchased notes	200,000	632,000
Other short-term notes payable	1,088,899	1,050,339
Notes payable to Wells Fargo	182,615	290,560
Note payable to Dept. of Economic and Community Development	196,597	229,096
Paycheck Protection Program Loans	1,162,302	—
SBA Economic Injury Disaster Loan	150,000	—
Enertec Short term bank credit	1,404,096	1,622,337
Total notes payable	4,384,509	6,652,655
Less:
Unamortized debt discounts	—	(29,348)
Unamortized financing cost	—	(3,668)
Total notes payable, net of financing cost	4,384,509	6,619,639
Less: current portion	(4,048,009)	(6,137,015)
Notes payable – long-term portion	$336,500	$482,624

F-41

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

Master Exchange Agreement

On February 10, 2020, the Company entered into a master exchange agreement (the “Master Exchange Agreement”) with Esousa Holdings, LLC (“Esousa” or the “Creditor”) which acquired $4,163,481 in principal amount, plus accrued but unpaid interest, of certain promissory notes that had been previously issued by the Company to Dominion Capital LLC (the “Dominion Short-Term Promissory Note”) and the Canadian Special Opportunity Fund, LP (the “CSOF Short-Term Promissory Note” and with the Dominion Short-Term Promissory Note, the “Esousa Purchased Notes”) in separate transactions. The Creditor also agreed to purchase additional notes and during the three months ended September 30, 2020, Esousa acquired $2,240,015 in principal amount, plus accrued but unpaid interest, of certain additional promissory notes that had been previously issued by us (the “Esousa Additional Purchased Notes” and collectively, with the Esousa Purchased Notes, the “Notes”). Pursuant to the Master Exchange Agreement, the Creditor has the unilateral right to acquire shares of the Company’s common stock (the “Exchange Shares”) in exchange for the Notes.

The following debt securities were acquired by Esousa pursuant to the Master Exchange Agreement:

Dominion short-term promissory note

On June 18, 2019, the Company entered into a securities purchase agreement with Dominion Capital, LLC, a Connecticut limited liability company (“Dominion”), to sell a 10% senior secured promissory note with a principal face amount of $2,900,000 and issue 12,500 shares of the Company’s common stock (see Note 24). In addition, Ault & Company had guaranteed the prompt and complete payment and performance of the obligations of the Company pursuant to this senior secured promissory note. Pursuant to the terms of the note, the Company was required to make six monthly amortization payments beginning on July 18, 2019. The Company did not make these payments. On February 10, 2020, the Dominion short-term promissory note was acquired pursuant to the terms of a Master Exchange Agreement.

8% short-term promissory note

On August 16, 2018, as amended on November 29, 2018, the Company entered into a securities purchase agreement with an institutional investor providing for the issuance of an 8% promissory note in the principal amount of $318,150, due February 15, 2019. On February 10, 2020, the 8% short-term promissory note in the principal amount of $318,150 was acquired pursuant to the terms of the Master Exchange Agreement.

May 2020 promissory notes

On May 28, 2020, the Company entered into a securities purchase and exchange agreement with an institutional investor. Pursuant to the agreement, the Company exchanged a 12% short-term promissory note in the principal amount of $235,796 plus accrued interest of $118,985 for a new note due and payable on June 30, 2020. In addition, pursuant to the agreement, the Company issued to the investor a note due and payable on November 28, 2020, for a purchase price of $160,000, with an aggregate principal face amount of $200,000 and an original issue discount (“OID”) of twenty percent (20%). The Company also issued to the investor a five-year warrant to purchase an aggregate of 400,000 shares of Common Stock at an exercise price of $1.07. On July 30, 2020, the May 2020 promissory notes in the principal amount of $554,781 plus accrued interest of $44,734 were acquired pursuant to the terms of the Master Exchange Agreement.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

12% promissory note

On February 5, 2020, the Company issued a 12% promissory note in the principal face amount of $585,919. The 12% promissory note was issued pursuant an exchange agreement (the “February 2020 Exchange Agreement”) with an institutional investor (see Note 21) and was due upon issuance. On August 7, 2020, the 12% promissory note in the principal amount of $585,919 plus accrued interest of $162,863 was acquired pursuant to the terms of the Master Exchange Agreement.

12% July 2019 convertible promissory note

On March 23, 2018, the Company entered into a securities purchase agreement pursuant to which it issued a 12% promissory note including a 10% OID. The promissory note was in the principal amount of $1,000,000, was sold for $900,000, accrued simple interest at 12% and was due on June 22, 2018. On July 3, 2019, the Company entered into an exchange agreement with the institutional investor pursuant to which, in exchange for the term promissory note issued by the Company to the investor on March 23, 2018, we sold a convertible promissory note in the principal face amount of $1,292,000 plus a default premium of $200,000, and (ii) a five-year warrant to purchase of 25,000 shares of our common stock at an exercise price of $8.80 per share.

This convertible promissory note was in the aggregate principal amount of $1,492,000 and accrued interest at 12% per annum. The principal and all accrued and unpaid interest was due on January 22, 2020. Subject to certain beneficial ownership limitations, the investor had the right to convert the principal amount of this note and accrued interest earned thereon at any time into shares of Common Stock at $8.80 per share. During the year ended December 31, 2019, the Company issued 99,753 shares of Common Stock in payment of principal and interest in the amount of $860,000 and $17,837, respectively. On September 2, 2020, the remaining amount due under the 12% July 2019 convertible promissory note in the principal amount of $632,000, plus accrued interest of $258,788 was acquired pursuant to the terms of the Master Exchange Agreement.

The Company computed the fair value of the warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded debt discount in the amount of $142,070 based on the estimated fair value of the warrants. At the time of issuance of the note, the closing price of Common Stock was in excess of the effective conversion price, resulting in a BCF of $209,888, based on the difference between the effective conversion price and the fair value of the Company’s common stock at the commitment date of the transaction

In aggregate, the Company recorded debt discount in the amount of $351,958 based on the fair values of the warrants and BCF. During the year ended December 31, 2019, non-cash interest expense of $351,958 was recorded from the amortization of debt discounts. The fair value of the warrants was estimated using the Black-Scholes option-pricing method. The risk-free rate of 1.75% was derived from the U.S. Treasury yield curve, matching the term of the warrant, in effect at the measurement date. The volatility factor of 85.47% was determined based on historical stock prices of similar technology companies.

The first exchange occurred on the date of the Master Exchange Agreement when the Creditor exchanged a portion of the Esousa Purchased Notes for the Exchange Shares (the “Initial Exchange”) and the second exchange (the “Second Exchange” and together with the Initial Exchange, the “Exchange”) began July 8, 2020 when the Company received stockholder approval at a special meeting thereof for the Exchange of the Esousa Additional Purchased Notes for the Company’s common stock, and subsequently, authorization from the NYSE American (together, the “Required Approvals”).

The Exchange Agreement provides for two pricing periods, the first of which commenced after the date on which the Creditor received the Exchange Shares pursuant to the Initial Exchange and ended on the date that was 90 days after receipt thereof, and the second of which shall commence on the date on which the Creditor receives the Exchange Shares pursuant to the Second Exchange and ending on the date that is 90 days after receipt thereof, in either case, unless earlier terminated by the Creditor by written notice.

F-43

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

The number of shares to be issued upon each Exchange will be equal to (x) the principal and accrued but unpaid interest due on the Notes being exchanged multiplied by 1.35, divided by (y) the closing bid price effective on each date of an exchange notice, provided, however, that the Company shall theretofore have obtained the Required Approvals (the “Exchange Price”). The total number of shares of the Company’s common stock to be issued to Creditor in connection with the applicable Exchange shall be adjusted on the Business Day immediately following the Pricing Period based upon the volume weighted average price (“VWAP”) of the Company’s common stock over the applicable Pricing Period (the “VWAP Shares”). VWAP Shares means the number of shares determined by dividing (x) the Exchange Amount of the applicable Exchange, multiplied by 1.1, by (y) the greater of (I) seventy-five percent (75.0%) of the VWAP of the Company’s common stock over the applicable Pricing Period, or (II) $0.30 per share.

Pursuant to the Master Exchange Agreement, the Company issued warrants to purchase an aggregate of 1,832,597 shares of common stock at an average exercise price equal to $1.43 per share of common stock. The warrants became exercisable in July 2020. In connection therewith, the Company agreed to file a registration statement to register the sale of the shares of common stock underlying the exercise of the warrants by the Creditor pursuant to the Master Exchange Agreement. Since the Creditor did not purchase all of the additional notes, the Company has the option to acquire a portion of the warrants from the Creditor for an aggregate price of $1.00. Consequently, at December 31, 2020, the option represented the right to acquire 132,236 of the warrants from the Creditor. Therefore, only 1,700,360 options are deemed outstanding at December 31, 2020.

The Company computed the fair value of the 1,700,360 warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded a loss on extinguishment in the amount of $2,713,874 based on the estimated fair value of the warrants. The fair value of the warrants was estimated using the Black-Scholes option-pricing method. The risk-free rate of 0.23% to 1.38% was derived from the U.S. Treasury yield curve, matching the term of the warrants, in effect at the measurement dates. The volatility factor of 86.31% to 100.82% was determined based on historical stock prices of similar technology companies.

During the year ended December 31, 2020, the Company issued to the investor an aggregate of 8,332,904 shares of the Company’s common stock upon the exchange of principal and interest in the amount of $4,401,023 and $2,142,504, respectively. A loss on extinguishment of $15,488,644 was recognized on the issuances of common stock based on the fair value of the Company’s common stock at the date of the exchanges. During January 2021, the remaining outstanding principal and accrued interest of $200,000 and $15,948, respectively, of debt securities acquired by Esousa was satisfied through the issuance of 183,214 shares of Common Stock. The Company recognized a loss on extinguishment of $551,718 as a result of this issuance (see Note 28).

Esousa short-term promissory notes

During the year ended December 31, 2020, the Company issued to Esousa 12% short-term promissory notes in the aggregate principal amount of $2,000,000 and five-year warrants to purchase an aggregate of 1,536,655 shares of Common Stock at an average exercise price equal to $1.43 per share of Common Stock. The Esousa 12% short-term promissory notes had a term of three months and were repaid at December 31, 2020.

The Company computed the fair value of the warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded debt discount in the amount of $836,725 based on the estimated fair value of the warrants. During the year ended December 31, 2020, the entire amount of debt discount was amortized as non-cash interest expense. The fair value of the warrants was estimated using the Black-Scholes option-pricing method. The risk-free rates ranged from 0.34% and 1.11% and were derived from the U.S. Treasury yield curve, matching the term of the warrants, in effect at the measurement dates. The volatility factor was between 86.31% and 100.82% and was determined based on historical stock prices of similar technology companies.

Between August 2020 and October 2020, the Company also received $3,200,000 in loans from Esousa pursuant to which the Company agreed to issue unsecured short-term promissory notes with interest rates of 13% and 14% and warrants with terms of approximately one and a half years to purchase an aggregate of 1,303,863 shares of Common Stock at an average exercise price of $2.70 per share of Common Stock. The notes had a term of three months from the date the Company received the proceeds and were repaid at December 31, 2020. The Company is prohibited from issuing the Common Stock issuable upon exercise of the warrants until stockholder approval of such issuance of securities is obtained as required by applicable NYSE American listing rules and subsequently, authorization from the NYSE American (the “Required Approvals”). The Company shall seek stockholder approval at its annual meeting of stockholders expected to be held during the quarter ended June 30, 2021. If the Required Approvals are received, the warrants shall be immediately exercisable, including, at the option of Esousa, by means of a cashless exercise. These warrants to purchase common stock do not qualify to be treated as equity, and accordingly, were recorded as a liability. The Company is required to present these instruments at fair value at each reporting date and any changes in fair values shall be recorded as an adjustment to earnings.

F-44

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

The Company computed the fair value of the warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded debt discount in the amount of $3,062,644 based on the estimated fair value of the warrants. During the year ended December 31, 2020, the entire amount of debt discount was amortized as non-cash interest expense. The fair value of the warrants was estimated using the Black-Scholes option-pricing method. The risk-free rates ranged from 0.12% and 0.17% and were derived from the U.S. Treasury yield curve, matching the term of the warrants, in effect at the measurement dates. The volatility factor of 104.56% was determined based on historical stock prices of similar technology companies.

Other short-term notes payable

(i)	On August 23, 2018, DP Lending issued an unsecured promissory note in the principal amount of $85,000 to an accredited investor. During the year ended December 31, 2019, the Company made principal payments of $46,500 resulting in a remaining outstanding balance of $38,500. This note was not repaid on the specified maturity date and is currently in default.

(ii)	On October 9, 2018, DP Lending issued a promissory note in the principal amount of $60,000 to an accredited investor. During the year ended December 31, 2019, the Company made principal payments of $33,301 resulting in an outstanding balance of $26,699 which was repaid during the year ended December 31, 2020.

(iii)	On July 11, 2019, the Company entered into a non-binding term sheet with Ding Gu to sell, for a purchase price of $400,000, a 12% original issue discount promissory note with an aggregate principal face amount of $440,000. Definitive documents have not been executed and a dispute has arisen over the transaction. On January 17, 2020, Mr. Gu. filed a complaint in the Supreme Court of the State of New York (see note 23) regarding the terms of this non-binding term sheet and those of a 4% convertible promissory note, in the amount of $660,000 (see note 21), seeking, among other things, monetary damages in excess of $1,100,000.

(iv)	Between September 2019 and December 2019, DP Lending entered into a series of 12% three year term promissory notes in the aggregate amount of $155,000. These notes remain outstanding at December 31, 2020.

(v)	During November 2019, the Company entered into a short term promissory note in the aggregate principal amount of $360,000. The promissory note contained an original issue discount of $60,000 resulting in net proceeds of $300,000. The interest rate on the promissory note was 12% per annum and was payable on the maturity date, February 14, 2020.

(vi)	Pursuant to the terms of the purchase agreement with Power-Plus, the Company entered into a two-year promissory note in the amount of $255,000 payable to the former owner as part of the purchase consideration. On October 18, 2017, for cancellation of debt, the Company entered into a subscription agreement with the former owner under which the Company sold 173 shares of common stock at $537.57 per share for an aggregate purchase price of $93,000. At December 31, 2020 and 2019, the outstanding balance on this note was $13,250.

(vii)	Microphase utilizes a $20,000 overdraft credit line at People’s United Bank with an annual interest rate of 15%. At December 31, 2020 and 2019, the balance of that overdraft credit line was $17,101 and $16,890, respectively.

F-45

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

Notes payable to Wells Fargo

At December 31, 2020 and 2019, Microphase had guaranteed the repayment of certain equity lines of credit in the aggregate amount of $182,615 and $290,560, respectively, with Wells Fargo Bank, NA (“Wells Fargo”) (collectively, the “Wells Fargo Notes”). These loans originated prior to the Company’s acquisition of Microphase and Microphase was the recipient of the actual proceeds from the loans. As of December 31, 2020, the first line of credit, which is secured by residential real estate owned by a former officer, had an outstanding balance of $182,615, with an annual interest rate of 4.00%. The second Wells Fargo equity line originated in 2014 when Microphase had received working capital loans from the former CEO from funds that were drawn against the second Wells Fargo equity line. During the year ended December 31, 2020, the second Wells Fargo equity line was repaid by the estate of Microphase’s former CEO.

Note payable to Dept. of Economic and Community Development

In August 2016, Microphase received a $300,000 loan, of which $103,403 has been repaid, pursuant to the State of Connecticut Small Business Express Job Creation Incentive Program which is administered through the Department of Economic and Community Development (“DECD”) (the “DECD Note”). The DECD Note accrues interest at a rate of 3% per annum and is due in August 2026. Payment of principal and interest commenced in September 2017, payable in equal monthly installments over the remaining term.

Paycheck Protection Program

In March 2020, U.S. lawmakers agreed on the passage of a $2 trillion stimulus bill called the CARES (Coronavirus Aid, Relief, and Economic Security) Act to blunt the impact of an economic downturn set in motion by the global coronavirus pandemic. The main driver of small business stimulus in the CARES Act is contained in the Paycheck Protection Program (“PPP”). PPP Loans may be used to cover payroll, benefits, and salaries, as well as interest payments, rent, and utilities. Fees are waived, and collateral and personal guarantees are not required. Payments are deferred for a minimum of six months, up to one year, and there are no prepayment penalties.

During April 2020, the Company received loans under the PPP in the principal amount of $715,101 and the Company’s majority owned subsidiary, Microphase, received loans in the principal amount of $467,333. The principal of the loan may be forgiven up to the total cost of payroll, mortgage interest payments, rent and utility payments made during the eight-week period after origination. In addition to meeting the size requirement (500 or fewer employees for most companies), the Company was required to demonstrate that its business had been negatively impacted by COVID-19. The Company expects that the entire amount received under the PPP is eligible for loan forgiveness.

Economic Injury Disaster Loan

On May 27, 2020, the Company received an Economic Injury Disaster Loan in the principal amount of $150,000 with an annual interest rate of 3.75%. The Company shall begin making principal and interest payments of $731 every month beginning on May 27, 2021. All remaining principal and interest is due and payable thirty years from the date of the note.

June ‘20 short-term promissory notes

On June 26, 2020, the Company issued to several institutional investors unsecured 12% short-term promissory notes in the aggregate principal amount of $800,000 and seventeen month warrants to purchase an aggregate of 361,991 shares of Common Stock at an exercise price of $2.43 per share of Common Stock. These notes had a term of three months and were repaid during the quarter ended December 31, 2020. The warrants were exercised on a cashless basis which resulted in the issuance of 438,077 shares of Common Stock (see Note 24). These warrants to purchase Common Stock did not qualify to be treated as equity, and accordingly, were recorded as a liability. The Company was required to present these instruments at fair value at each reporting date and any changes in fair values were recorded as an adjustment to earnings.

The Company computed the fair value of the warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded debt discount in the amount of $765,082 based on the estimated fair value of the warrants. During the year ended December 31, 2020, the entire amount of debt discount was amortized as non-cash interest expense. The risk-free rate was 0.32% and was derived from the U.S. Treasury yield curve, matching the term of the warrants, in effect at the measurement date. The volatility factor of 135% was derived from the stated terms of the warrants.

F-46

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

Enertec short-term bank credit and secured promissory note

At December 31, 2020 and 2019, Enertec had short term bank credit of $1,404,096 and $1,622,337, respectively, that bears interest at prime plus 0.7% through 3.85% paid either on a monthly or weekly basis. Further, the Company has undertaken to comply with certain covenants under its bank loan.

On December 28, 2018, Enertec entered into a $500,000 secured promissory note (the “Enertec Note”), whereby Enertec agreed to pay interest in an amount of 10% per annum in cash to the investor, beginning on January 15, 2019, on a monthly basis, until the Enertec Note was paid in full. The proceeds from the Enertec Note were received in January 2019. The Enertec Note was paid from proceeds received in the April 2, 2019 public offering (see note 24). In connection with the Enertec Note, the Company’s Executive Chairman provided a personal guarantee for the benefit of the investor.

20. NOTES PAYABLE – RELATED PARTIES

Notes Payable – Related parties at December 31, 2020 and 2019, are comprised of the following:

	December 31,
	2020	2019
Notes payable, related parties	$239,355	$284,317
Less: current portion	(187,818)	(169,153)
Notes payable, related parties – long-term portion	$51,537	$115,164

Microphase is party to several notes payable agreements with its past officers, employees and their family members. As of December 31, 2020, the aggregate outstanding balance pursuant to these notes payable agreements, inclusive of $35,351 of accrued interest, was $274,706, with annual interest rates ranging between 3.00% and 6.00%. During the years ended December 31, 2020 and 2019, Microphase incurred $8,865 and $6,852, respectively, of interest on these notes.

21. CONVERTIBLE NOTES

Convertible Notes Payable at December 31, 2020 and 2019, are comprised of the following:

	December 31,
	2020	2019
8% Convertible promissory note	$—	$935,772
12% Convertible promissory note	—	815,218
4% Convertible promissory note	660,000	660,000
12% November 2019 convertible promissory note	—	350,000
Total convertible notes payable	660,000	2,760,990
Less:
Unamortized debt discounts	(273,717)	(355,227)
Total convertible notes payable, net of financing cost	$386,283	$2,405,763
Less: current portion	—	(2,100,990)
Convertible notes payable, net of financing cost – long-term portion	$386,283	$304,773

8% Convertible Promissory Note

On November 15, 2019, the Company entered into an exchange agreement with a lender pursuant to which the Company issued to the lender a convertible promissory note in the principal amount of $935,772 with an interest rate of 8% per annum. The 8% convertible promissory note was convertible into shares of Common Stock at a conversion price of $1.80 per share. During the year ended December 31, 2020, the Company issued 529,425 shares of Common Stock upon the conversion of principal and interest of $952,965. Since the proceeds received by the investor from the sales of common stock were less than the amount of principal and accrued interest, the investor was due a true up payment in the amount of $210,049, which was recognized as additional interest expense.

F-47

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

12% Convertible Promissory Note

On February 5, 2020 the Company entered into the February 2020 Exchange Agreement with an institutional investor pursuant to which the Company issued to the investor a 12% convertible promissory note in the principal amount of $295,000 with a conversion price of $1.45 per share of Common Stock and a 12% promissory note in the principal amount of $585,919. These two notes were issued upon the exchange of the 12% convertible promissory note, in the principal amount of $815,218, issued on September 26, 2019 (the “September 2019 Exchange Agreement”). Since the exchange provided the institutional investor with a substantive conversion feature, the debt instruments were determined to be substantially different and a loss on extinguishment of $20,345 was recognized. On February 25, 2020, the Company issued to the investor 203,448 shares of Common Stock upon the conversion of principal of $295,000. During the year ended December 31, 2020, Esousa purchased the 12% promissory note in the principal amount of $585,919 from the institutional investor (See Note 19).

4% Convertible Promissory Note

On May 20, 2019, the Company entered into a securities purchase agreement with an investor to sell, for a purchase price of $500,000, a 4% original issue discount (“OID”) convertible promissory note with an aggregate principal face amount of $660,000 and a five-year warrant to purchase an aggregate of 12,500 shares of the Company’s common stock. The Company is required to make quarterly interest payments and the principal amount of the note is due on May 20, 2024. The note is convertible into shares of Common Stock at $4.00 per share. The exercise price of the warrant is $12.00 per share. In addition, the Executive Chairman of the Company agreed to guarantee and act as surety for the Company’s obligation to repay the note pursuant to a personal guarantee.

The Company computed the fair value of the warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded debt discount in the amount of $58,448 based on the estimated fair value of the warrants. At the time of issuance of the note, the closing price of the Common Stock was in excess of the effective conversion price, resulting in a beneficial conversion feature (“BCF”) of $188,448, based on the difference between the effective conversion price and the fair value of the Company’s common stock at the commitment date of the transaction.

In aggregate, the Company recorded a debt discount in the amount of $406,896 based on the relative fair values of the warrants, BCF and OID. During the years ended December 31, 2020 and 2019, non-cash interest expense of $81,510 and $51,669, respectively, was recorded from the amortization of debt discounts. The fair value of the warrants was estimated using the Black-Scholes option-pricing method. The risk-free rate of 2.18% was derived from the U.S. Treasury yield curve, matching the term of the warrant, in effect at the measurement date. The volatility factor of 87.51% was determined based on historical stock prices of similar technology companies.

12% November 2019 Convertible Promissory Note

On November 4, 2019, the Company entered into an exchange agreement with an investor pursuant to which, in exchange for an OID promissory note issued by the Company for the benefit of the investor on July 25, 2019, as amended, the Company sold to the investor a new convertible promissory note in the principal amount of $350,000 with an interest rate of 12% per annum. The note was convertible into shares of Common Stock at a conversion price of $1.20 per share, subject to adjustments. Principal and interest on this note was due on July 4, 2020. Since the exchange provided the institutional investor with a substantive conversion feature, the debt instruments were determined to be substantially different and a loss on extinguishment of $30,053 was recognized. During the year ended December 31, 2020, the Company issued 320,483 shares of Common Stock upon the conversion of principal and interest in the amount of $350,000 and $31,585, respectively.

F-48

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

10% Convertible Promissory Note

On April 13, 2020, the Company issued a convertible promissory note in the principal amount of $100,000 with an interest rate of 10% per annum and a five-year warrant to purchase shares of Common Stock equal to the lesser of 157,143 or 50% of the number of shares of Common Stock issuable pursuant to the convertible promissory note, at an exercise price equal to $1.17 per share of Common Stock. During the year ended December 31, 2020, pursuant to the terms of the convertible promissory note, the Company issued to the investor 90,299 shares of Common Stock upon the exchange of principal and interest in the amount of $100,000 and $5,317, respectively. A loss on extinguishment of $83,682 was recognized on the issuance of Common Stock based on the fair value of the Common Stock at the date of the exchange.

The Company computed the fair value of the warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded debt discount in the amount of $53,763 based on the estimated fair value of the warrants. During the year ended December 31, 2020, the entire amount of debt discount was amortized as non-cash interest expense. The fair value of the warrants was estimated using the Black-Scholes option-pricing method. The risk-free rate was 0.44% and was derived from the U.S. Treasury yield curve, matching the term of the warrants, in effect at the measurement date. The volatility factor of 94.51% was determined based on historical stock prices for similar technology companies.

During December 2020, the Company issued 45,150 shares of Common Stock, the equivalent of 50% of the number of shares of Common Stock issued upon conversion of the convertible promissory note, upon the cash exercise of these warrants (see Note 24). These warrants to purchase Common Stock did not qualify to be treated as equity, and accordingly, were recorded as a liability. The Company was required to present these instruments at fair value at each reporting date and any changes in fair values were recorded as an adjustment to earnings.

September 2019 Exchange Agreement

On July 2, 2019, the Company entered into an exchange agreement with an institutional investor pursuant to which, in exchange for a term promissory note issued by the Company to the investor on September 21, 2018, in the principal face amount of $526,316, the Company sold to the investor a new convertible promissory note in the principal amount of $783,031 with an interest rate of 12% per annum and a maturity date of December 31, 2019. This note was convertible into shares of Common Stock at a conversion price equal to the greater of (A) $8.80 or (B) 80% of the lowest daily VWAP in the three trading days prior to the date of conversion. Since the exchange provided the institutional investor with a substantive conversion feature, the debt instruments were determined to be substantially different and a loss on extinguishment of $36,999 was recognized.

Further, at the time of issuance of the 12% Convertible Note, the closing price of the Company’s common stock was in excess of the conversion price, resulting in a BCF. At issuance, the intrinsic value of the BCF totaled $71,185, based on the difference between the effective conversion price and the fair value of the Company’s common stock at the commitment date of the transaction. During the year ended December 31, 2019, non-cash interest expense of $71,185 was recorded from the amortization of debt discounts attributed to the 12% Convertible Note.

On September 26, 2019, principal and interest on the 12% Convertible Note was exchanged for a convertible promissory note in the principal amount of $815,218 with an interest rate of 12% per annum and a maturity date of December 31, 2019. This note is convertible into shares of Common Stock at a conversion price of $4.00. The Company recognized an additional loss on extinguishment of $11,647.

22. CONVERTIBLE NOTE – RELATED PARTY

On February 5, 2020, the Company issued an 8% convertible promissory note in the principal amount of $1,000,000 to Ault & Company, Inc. (“Ault & Company” and the “Ault & Company Convertible Note”). The principal amount of this note, plus any accrued and unpaid interest at a rate of 8% per annum, was due and payable on August 5, 2020. The Ault & Company Convertible Note is convertible into Common Stock at a conversion price of $1.45 per share.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

At the time of issuance of the Ault & Company Convertible Note, the closing price of the Company’s Common Stock was in excess of the conversion price, resulting in a beneficial conversion feature (“BCF”). The BCF embedded in the Ault & Company Convertible Note is accounted for under ASC No. 470, Debt (“ASC 470”). At issuance, the intrinsic value of the BCF totaled $68,966, based on the difference between the effective conversion price and the fair value of the Common Stock at the commitment date of the transaction. The Company was prohibited from issuing the shares of Common Stock issuable pursuant to the Ault & Company Convertible Note unless stockholder approval of such issuance of securities was obtained. The Company received stockholder approval on July 8, 2020. On August 20, 2020, the Company issued 413,793 shares of Common Stock upon the conversion of $600,000 in principal.

23. COMMITMENTS AND CONTINGENCIES

Derivative Action

On July 31, 2018, Ethan Young and Greg Young (collectively, “Plaintiffs”) filed a stockholder derivative complaint (the “Complaint”) in the United States District Court for the Central District of California (the “Court”) against the Company as the nominal defendant, as well as its current directors and a former director, in action captioned, Ethan Young and Greg Young, Derivatively on Behalf of Nominal Defendant, DPW Holdings, Inc. v. Milton C. Ault, III, Amos Kohn, William B. Horne, Jeff Bentz, Mordechai Rosenberg, Robert O. Smith, and Kristine Ault and DPW Holdings, Inc., as the nominal defendant, (collectively, “Defendants”) Case No. 18-cv-6587 (the “Derivative Action”).

The Complaint alleged violations of state law and breaches of fiduciary duty, unjust enrichment and gross mismanagement by the individual defendants, in connection with various transactions entered into by the Company.

The Defendants moved to dismiss the Complaint, and on February 25, 2019, the Court granted Defendants motion to dismiss, in its entirety, without prejudice, and also granted Plaintiffs leave to amend their Complaint.

On March 11, 2019, Plaintiffs filed an amended complaint asserting violations of breaches of fiduciary duties and unjust enrichment claims based on the previously pled transactions (the “Amended Complaint”).

On March 25, 2019, Defendants filed a motion to dismiss (the “Motion”) the Amended Complaint. On May 21, 2019, the Court granted in part, and denied in part, the Defendants’ Motion. On February 24, 2020, the Company entered into a definitive settlement agreement (the “Settlement Agreement”) with Plaintiffs to settle the claims asserted in the Amended Complaint.

On April 15, 2020, the Court issued an Order (the “Order”) approving a Motion for Preliminary Approval of Settlement in the Derivative Action. On July 16, 2020, the Court issued an Order (the “Final Order”) approving a Motion for Final Approval of Settlement in the Derivative Action filed against the Company as a Nominal Defendant and its directors who served on its board of directors on July 31, 2018 who were not dismissed from the action as a result of the Court’s partial grant of the Motion.

On July 16, 2020, the Court entered a Judgment based upon the Final Order.

Under the terms of the Final Order, the Board adopted and shall maintain certain resolutions and amendments to the Company’s committee charters and/or bylaws, to ensure adherence to certain corporate governance policies (collectively, the “Reforms”). The Final Order further provides that such Reforms shall remain in effect for a period of no less than five (5) years and shall be subject to any of the following: (a) a determination by a majority of the independent directors that the Reforms are no longer in the best interest of the Company, including, but not limited to, due to circumstances making the Reforms no longer applicable, feasible, or available on commercially reasonable terms, or (b) modifications which the Company reasonably believes are required by applicable law or regulation.

In connection with the Settlement Agreement, the parties agreed upon a payment of attorneys’ fees in the amount of $600,000, which sum was paid by our Director & Officer liability insurance. The Settlement Agreement contains no admission of wrongdoing.

The Company has always maintained and continues to believe that neither it nor any of its current or former directors engaged in any wrongdoing or otherwise committed any violation of federal or state securities laws or any other laws or regulations.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

Blockchain Mining Supply and Services, Ltd.

On November 28, 2018, Blockchain Mining Supply and Services, Ltd. (“Blockchain Mining”) a vendor who sold computers to a subsidiary of the Company, filed a Complaint (the “Complaint”) in the United States District Court for the Southern District of New York against the Company and its subsidiary, Digital Farms, Inc. (f/k/a Super Crypto Mining, Inc.), in an action captioned Blockchain Mining Supply and Services, Ltd. v. Super Crypto Mining, Inc. and DPW Holdings, Inc., Case No. 18-cv-11099.

The Complaint asserts claims for breach of contract and promissory estoppel against the Company and its subsidiary arising from the subsidiary’s alleged failure to honor its obligations under the purchase agreement. The Complaint seeks monetary damages in excess of $1,388,495, plus attorneys’ fees and costs.

The Company believes that these claims are without merit and intend to vigorously defend them.

On April 13, 2020, the Company and its subsidiary jointly filed a motion to dismiss the Complaint in its entirety as against the Company, and the promissory estoppel claim as against its subsidiary. On the same day, the Company’s subsidiary also filed a partial Answer to the Complaint in connection with the breach of contract claim.

On April 29, 2020, Blockchain Mining filed an amended complaint (the “Amended Complaint”). The Amended Complaint asserts the same causes of action and seeks the same damages as the initial Complaint.

On May 13, 2020, the Company and its subsidiary, jointly filed a motion to dismiss the Amended Complaint in its entirety as against the Company, and the promissory estoppel claim as against of its subsidiary. On the same day, the Company’s subsidiary also filed a partial Answer to the Amended Complaint in connection with the breach of contract claim.

In its partial Answer, the Company’s subsidiary admitted to the validity of the contract at issue and also asserted numerous affirmative defenses concerning the proper calculation of damages.

On December 4, 2020, the Court issued an Order directing the Parties to engage in limited discovery (the “Limited Discovery”) which was completed on March 4, 2021. In connection therewith, the Court also denied Defendants’ Motion to Dismiss without prejudice.

The Company and its subsidiary have informed the Court that they intend to file a revised motion to dismiss the Amended Complaint and anticipate filing such motion to dismiss when the Court issues a briefing schedule.

Based on the Company’s assessment of the facts underlying the claims, the uncertainty of litigation, and the preliminary stage of the case, the Company cannot reasonably estimate the potential loss or range of loss that may result from this action. Notwithstanding, the Company has established a reserve in the amount of the unpaid portion of the purchase agreement. An unfavorable outcome may have a material adverse effect on our business, financial condition and results of operations.

Ding Gu (a/k/a Frank Gu) and Xiaodan Wang Litigation

On January 17, 2020, Ding Gu (a/k/a Frank Gu) (“Gu”) and Xiaodan Wang (“Wang” and with “Gu” collectively, “Plaintiffs”), filed a Complaint (the “Complaint”) in the Supreme Court of the State of New York, County of New York against the Company and its Executive Chairman, Milton C. Ault, III, in an action captioned Ding Gu (a/k/a Frank Gu) and Xiaodan Wang v. DPW Holdings, Inc. and Milton C. Ault III (a/k/a Milton Todd Ault III a/k/a Todd Ault), Index No. 650438/2020.

The Complaint asserts causes of action for declaratory judgment, specific performance, breach of contract, conversion, attorneys’ fees, permanent injunction, enforcement of Guaranty, unjust enrichment, money had and received, and fraud arising from: (i) a series of transactions entered into between Gu and the Company, as well as Gu and Ault, in or about May 2019; and (ii) a term sheet entered into between Plaintiffs and the Company, in or about July 2019. The Complaint seeks, among other things, monetary damages in excess of $1,100,000, plus a decree of specific performance directing the Company to deliver unrestricted shares of Common Stock to Gu, plus attorneys’ fees and costs.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

The Company believes that these claims are without merit and intend to vigorously defend them.

On May 4, 2020, the Company and Ault jointly filed a motion to dismiss the Complaint in its entirety, with prejudice.

On July 24, 2020, Plaintiffs filed their opposition papers to the Company’s joint motion to dismiss.

The motion to dismiss has been fully briefed and is currently pending before the court.

Based on the Company’s assessment of the facts underlying the above claims, the uncertainty of litigation, and the preliminary stage of the case, the Company cannot reasonably estimate the potential loss or range of loss that may result from this action. An unfavorable outcome may have a material adverse effect on our business, financial condition and results of operations.

Subpoena

The Company received a subpoena from the SEC for the voluntary production of documents. The Company is fully cooperating with this non-public, fact-finding inquiry and management believes that the Company has operated its business in compliance with all applicable laws and regulations. The subpoena expressly provides that the inquiry is not to be construed as an indication by the Commission or its staff that any violations of the federal securities laws have occurred, nor should it be considered a reflection upon any person, entity or security. However, there can be no assurance as to the outcome of this matter.

I.AM Bankruptcy Filing

On November 2, 2020, I.AM, Inc. filed a voluntary petition for bankruptcy under Chapter 7 in the United States Bankruptcy Court in the Central District of California, Santa Ana Division, case number 8:20-bk-13076.

Sichenzia Ross Ference LLP

On November 20, 2020, the Company’s former counsel, Sichenzia Ross Ference LLP as successor to Sichenzia Ross Ference Kesner LLP (“SRF”) filed a Complaint in the United States District Court for the Southern District of New York against the Company and two of its subsidiaries (collectively, the “Company Defendants”), in an action captioned Sichenzia Ross Ference LLP as successor to Sichenzia Ross Ference Kesner LLP v. Digital Power Corporation, et al., Case No. 20-CV-09811-JGK. The Complaint asserts claims for breach of contract, account stated, unjust enrichment and quantum meruit, against the Company Defendants, and seeks monetary damages in the amount of $2,558,121 plus interest thereon.

On January 4, 2021, the Company Defendants filed a motion for a more definite statement.

On January 11, 2021, the Court held a conference in connection with the Company Defendants’ Motion wherein the Court denied the Company Defendants’ Motion as moot, ordered SRF to amend its Complaint by on or before January 25, 2021, and referred the matter to mediation.

On January 25, 2021, SRF filed a First Amended Complaint in the action and dropped the two subsidiaries as parties to the action. The First Amended Complaint asserts claims for breach of contract, account stated, unjust enrichment and quantum meruit, against the Company, and seeks monetary damages in the amount of $2,518,468 plus interest thereon.

On or about February 18, 2021, SRF, the Company Defendants, and various of the Company Defendants’ related parties entered into a confidential settlement agreement.

On or about February 23, 2021, SRF filed, on behalf of itself and the Company Defendants, a stipulation of voluntary dismissal, with prejudice.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

Other Litigation Matters

The Company is involved in litigation arising from other matters in the ordinary course of business. We are regularly subject to claims, suits, regulatory and government investigations, and other proceedings involving labor and employment, commercial disputes, and other matters. Such claims, suits, regulatory and government investigations, and other proceedings could result in fines, civil penalties, or other adverse consequences.

Certain of these outstanding matters include speculative, substantial or indeterminate monetary amounts. The Company records a liability when it believes that it is probable that a loss has been incurred and the amount can be reasonably estimated. If the Company determines that a loss is reasonably possible and the loss or range of loss can be estimated, the Company discloses the reasonably possible loss. The Company evaluates developments in its legal matters that could affect the amount of liability that has been previously accrued, and the matters and related reasonably possible losses disclosed, and makes adjustments as appropriate. Significant judgment is required to determine both likelihood of there being and the estimated amount of a loss related to such matters.

With respect to the Company’s other outstanding matters, based on the Company’s current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in aggregate, have a material adverse effect on the Company’s business, consolidated financial position, results of operations, or cash flows. However, the outcome of such matters is inherently unpredictable and subject to significant uncertainties.

24. STOCKHOLDERS’ EQUITY

Amendments to Certificate of Incorporation

On January 3, 2019, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, with the Secretary of State of the State of Delaware, to effectuate an increase to the number of authorized shares of common stock of the Company. Pursuant to the Certificate of Amendment, the Company increased the number of authorized shares of its Class A common stock to 500,000,000 from 200,000,000 (the “Authorized Increase”). The number of authorized shares of the Company’s Class B common stock remains at 25,000,000 and the number of authorized shares of the Company’s preferred stock remains at 25,000,000. As a result of the increase of authorized shares of the Company’s Class A common stock, the aggregate number of the Company’s authorized shares is 550,000,000. The Authorized Increase was approved by the Company’s board of directors as of December 28, 2018, and approved by a vote of the stockholders of the Company at the December 28, 2018 Annual Meeting of Stockholders. The Certificate of Amendment became effective upon filing with the State of Delaware on January 3, 2019.

On March 14, 2019, pursuant to the authorization provided by the Company’s stockholders at a Special Meeting of Stockholders, the Company’s Board approved the Certificate of Incorporation Amendment (the “COI Amendment”) to effectuate a reverse stock split of the common stock of the Company’s issued and outstanding number of such shares by a ratio of one-for-twenty (the “Reverse Stock Split”). The Company filed the COI Amendment to its Certificate of Incorporation with the State of Delaware effectuating the Reverse Stock Split on March 14, 2019. As a result of the Reverse Stock Split, each twenty (20) shares of common stock issued and outstanding prior to the Reverse Stock Split were converted into one (1) share of common stock, with no change in authorized shares or par value per share.

At the Company’s reconvened 2019 Annual Meeting of Stockholders, the Company’s stockholders approved a proposal permitting the Board to effectuate a second reverse stock split (the “Second Reverse Stock Split”) of the Company’s issued and outstanding common stock. Thereafter, on July 23, 2019, the Board approved the Second Reverse Stock Split with a ratio of one-for-forty. As a result of the Second Reverse Stock Split, each forty (40) shares of common stock issued and outstanding prior to the Second Reverse Stock Split were converted into one (1) share of common stock, with no change in authorized shares or par value per share. The Second Reverse Stock Split became effective in the State of Delaware on August 5, 2019.

Preferred Stock

The Company is authorized to issue 25,000,000 shares of Preferred Stock $0.001 par value. The Board has designated 1,000,000 shares as Series A Convertible Preferred Stock (the “Series A Preferred Stock”), 500,000 shares as Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and 2,500 shares as Series C Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”). The rights, preferences, privileges and restrictions on the remaining authorized 23,497,500 shares of Preferred Stock have not been determined. The Board is authorized to designate a new series of preferred shares and determine the number of shares, as well as the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred shares. As of December 31, 2020, there were 7,040 shares of Series A Preferred Stock, 125,000 shares of Series B Preferred Stock and no other shares of Preferred Stock issued or outstanding.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

Common Stock

Common stock confers upon the holders the rights to receive notice to participate and vote at any meeting of stockholders of the Company, to receive dividends, if and when declared, and to participate in a distribution of surplus of assets upon liquidation of the Company. The Class B common stock carries the voting power of 10 shares of Class A common stock, referred to herein as the Common Stock.

2019 Issuances

Wilson-Davis & Co. ATM Offering

On October 10, 2018, the Company entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Wilson-Davis & Co., Inc., as sales agent (the “Agent”) to sell shares of its common stock, having an aggregate offering price of up to $25,000,000 (the “Shares”) from time to time, through an “at the market offering” program (the “WDCO ATM Offering”). During the year ended December 31, 2019, the Company had received gross proceeds of $4,656,051 through the sale of 119,791 shares of the Company’s common stock through the WDCO ATM Offering. The offer and sale of the shares through the WDCO ATM Offering were made pursuant to our then effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-222132) filed with the SEC on December 18, 2017, amended on January 8, 2018, and declared effective by the SEC on January 11, 2018, and a prospectus supplement related to the WDCO ATM Offering, dated October 15, 2018.

Public Offering

On March 29, 2019, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with A.G.P./Alliance Global Partners (the “Underwriter”), pursuant to which the Company agreed to issue and sell an aggregate of (a) 71,388 shares of its common stock (the “Shares”) together with warrants to purchase 71,388 shares of common stock (the “Common Warrants”) and (b) pre-funded warrants to purchase up to 317,500 shares of its common stock (the “Pre-Funded Warrants”) together with a number of Common Warrants to purchase 317,500 shares of common stock (the “Offering”). The Shares were sold to the purchasers at the public offering price of $17.60 per share (the “Offering Price”). The Common Warrants were sold at a public offering price of $0.40 per Common Warrant. The Pre-Funded Warrants were offered to each purchaser whose purchase of the Shares and the Common Warrant in the Offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of the Company’s outstanding common stock immediately following the consummation of the Offering. The purchase price of each Pre-Funded Warrant equaled the Offering Price at which the Shares were sold to the public in the Offering, minus $0.40, and the exercise price of each Pre-Funded Warrant equaled $0.40 per share. In addition, the Company has also issued the Underwriter a warrant to purchase a maximum of 15,550 additional shares of common stock at an initial exercise price of $19.80 per share, with a term of five years (the “Underwriter Warrants”).

The Common Warrants are exercisable at any time after the date of issuance at an exercise price of $0.45 per share. However, since the volume weighted average price of the Company’s common stock on or after May 2, 2019, was less than $0.45 per share, the Common Warrant is exercisable by means of a cashless exercise such that the holder of the Common Warrant shall receive one common share for each warrant held.

Upon issuance, the Common Warrants, Pre-Funded Warrants and Underwriter Warrants (the “Offering Warrants”) were recorded at fair value and classified as a liability due to the attributes of the warrants, which included both cash settlement features and registration obligations. Since the fair value of the Offering Warrants exceeded the proceeds from the Offering the Company recognized a loss on issuance of warrants of $1,763,481. The fair value of the Offering Warrants was re-measured at each financial reporting period and immediately before exercise, with any changes in fair value recorded as change in fair value of warrant liability in the Consolidated Statements of Operations and Comprehensive Loss. The fair value at issuance was calculated using a Black-Scholes option pricing model using a risk-free interest rate of 2.28%, an expected life of 5 years, expected dividends of zero and expected volatility of 87.51%.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

The Company received net proceeds from the Offering of $6,204,717, after deducting underwriting discounts and commissions and offering expenses. The Company used the net proceeds from the Offering primarily for the repayment of debt.

The Offering closed on April 2, 2019 and as of December 31, 2019, the Company had issued a total of 771,275 shares of its common stock, inclusive of shares issued pursuant to the exercise of 317,500 Pre-Funded Warrants and 382,387 shares issued pursuant to the cashless exercise of the Common Warrants.

2019 Ascendiant ATM Offering

On August 6, 2019, the Company entered into an At-The-Market Issuance Sales Agreement with Ascendiant Capital Markets, LLC, as sales agent to sell shares of the Company’s common stock having an aggregate offering price of up to $5,500,000 (the “ATM Offering”). The offer and sale of the Company’s common stock was made pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-222132) filed with the Securities and Exchange Commission (the “Commission”) on December 18, 2017, amended on January 8, 2018, and declared effective by the SEC on January 11, 2018, and a prospectus supplement related to the ATM Offering, dated August 6, 2019. Through December 31, 2019, the Company had received gross proceeds of $5,499,999 through the sale of 1,819,826 shares of the Company’s common stock from the ATM Offering.

Issuance of Common Stock for Services

During the year ended December 31, 2019, the Company issued to its consultants a total 69,375 shares of its Common Stock with an aggregate value of $338,619, an average of $4.88 per share for services rendered.

Issuance of common stock for conversion of debt

During the year ended December 31, 2019, principal and accrued interest of $4,238,878 and $497,417, respectively, on the Company’s debt securities was satisfied through the issuance of 370,473 shares of Common Stock.

Issuance of common stock in payment of accrued liability

During the year ended December 31, 2019, the Company issued 66,740 shares of Common Stock in satisfaction of accrued liabilities of $175,377.

2020 Issuances

2020 Ascendiant ATM Offering

On October 2, 2020, the Company entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC to sell shares of Common Stock having an aggregate offering price of up to $8,975,000 from time to time, through an “at the market offering” program (the “2020 ATM Offering”). On December 1, 2020, the Company filed an amendment to the prospectus supplement with the SEC to increase the amount of Common Stock that may be offered and sold in the ATM Offering, as amended under the Sales Agreement to $40,000,000 in the aggregate, inclusive of the up to $8,975,000 in shares of Common Stock previously sold in the 2020 ATM Offering. The offer and sale of shares of Common Stock from the 2020 ATM Offering was made pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-222132) which became effective on January 11, 2018. Through December 31, 2020, the Company had received gross proceeds of $39,978,350 through the sale of 12,582,000 shares of Common Stock from the 2020 ATM Offering. The 2020 ATM Offering was terminated on December 31, 2020.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

Issuances of Common Stock for Services

During the year ended December 31, 2020, the Company issued 102,500 shares of Common Stock as payment for services to its consultants. The shares were valued at $182,575, an average of $1.78 per share.

Issuance of common stock in payment of short term advances, related party

On December 23, 2019, the Company entered into a securities purchase agreement with Ault & Company. Pursuant to the terms of this agreement, Ault & Company agreed to purchase an aggregate of 660,667 shares of Common Stock for a total purchase price of $739,948 at a purchase price per share of $1.12, subject to the approval of the NYSE American. The sale was authorized by the NYSE American on January 15, 2020. As a result, at the closing on January 15, 2020, Ault & Company became the beneficial owner of 660,667 shares of Common Stock.

Issuance of common stock in payment of accrued liability

On March 4, 2020, pursuant to the terms of the securities purchase agreement for the sale of the Dominion short-term promissory note, the Company issued to Dominion 12,500 shares of Common Stock in satisfaction of accrued liabilities of $73,154 (see Note 19).

During the year ended December 31, 2020, the Company issued 217,398 shares of Common Stock in satisfaction of accrued liabilities of $639,991.

Issuance of common stock for conversion of debt

During the year ended December 31, 2020, principal and accrued interest of $6,411,795 and $2,196,599, respectively, on the Company’s debt securities was satisfied through the issuance of 9,632,219 shares of Common Stock. The Company recognized a loss on extinguishment of $15,572,326 as a result of these issuances.

On August 20, 2020, the Company issued 413,793 shares of Common Stock upon the conversion of $600,000 in principal on the Ault & Company Convertible Note.

Issuance of common stock upon exercise of warrants

Between November 24, 2020 and December 17, 2020, the Company issued a total of 814,095 shares of Common Stock upon the cash and cashless exercise of warrants to purchase an aggregate of 919,134 shares of Common Stock. These warrants were issued in conjunction with the following debt financings: (i) the 10% Convertible Promissory Note issued on April 13, 2020 (see Note 21), (ii) the May 2020 Promissory Notes issued on May 28, 2020 (see Note 19) and (iii) the June ’20 Short-Term Promissory Notes issued on June 26, 2020 (see Note 19). The Company received cash of $52,826 and extinguished warrant liabilities of $824,349 as a result of these warrant exercises.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

25. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes. Significant components of the Company's deferred tax assets are as follows:

	2020	2019
Deferred tax asset:
Allowance for doubtful accts	$359,598	$163,123
UNICAP	9,904	16,314
Obsolete inventory	2,811	41,131
Reserves	—	1,641,874
Warrant liability	—	2,330
Accrued compensation	138,283	89,089
Credit carryforwards	142,484	142,484
Stock compensation	880,766	430,274
Fixed assets, net	483,923	1,278,863
Contribution, carryforward	70	62
Accrued interest expense	68,148	22,414
Net operating loss carryforwards	5,912,511	11,602,532
Lease liability	798,047	899,722
Credit loss	559,593	995,184
Accrued expenses	461,973
Excess of capital losses over capital gains	123,297
Total deferred tax asset	9,941,408	17,325,396

Deferred tax liability:
ROU assets	(756,204)	(870,886)
Intangible assets, net	(160,318)	(209,044)
State taxes	(1,119)	—
Total deferred income tax liabilities	(917,641)	(1,079,930)

Net deferred income tax assets	9,023,766	16,245,466
Valuation allowance	(9,037,861)	(16,308,197)
Deferred tax asset (liability), net	$(14,095)	$(62,731)

At December 31, 2020, the Company had Federal net operating loss carry forwards (“NOLs”) for income tax purposes of approximately $18,568,667 after applying the §382 limitation. The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) signed in to law on March 27, 2020, provided that NOLs generated in a taxable year beginning in 2018, 2019, or 2020, may now be carried back five years and forward indefinitely. In addition, the 80% taxable income limitation is temporarily removed, allowing NOLs to fully offset net taxable income. In accordance with Section 382 of the Internal Revenue Code, the future utilization of the Company’s net operating loss to offset future taxable income is subject to an annual limitation as a result of ownership changes that have occurred previously. Management believes that such an ownership change may have occurred at various points in 2019 and 2020. The Company has estimated the Section 382 annual limitation due to this ownership change to be approximately $41,969,444. This has been used to reduce the amount of the net operating losses for which deferred tax assets have been recognized as of December 31, 2020.

At December 31, 2020, Microphase, an entity not consolidated for income tax purposes, had NOLs of approximately $1,949,316 after applying the §382 limitation. NOLs generated in a taxable year beginning in 2018, 2019, or 2020, may be carried back five years and forward indefinitely. In accordance with Section 382 of the Internal Revenue Code, the future utilization of the Company’s net operating loss to offset future taxable income have been limited as a result of ownership changes that have occurred previously.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available and due to the last five years significant losses there is substantial doubt related to the Company’s ability to utilize its deferred tax assets, the Company recorded a full valuation allowance of the deferred tax asset. For the year ended December 31, 2020, the valuation allowance has decreased by $7,270,336.

The 2016 through 2019 tax years remains open to examination by the Internal Revenue Service (“IRS”), the California Franchise Tax Board (“FTB”) and the Connecticut Department of Revenue (“CDR”). The IRS, FTB and CDR have the authority to examine those tax years until the applicable statute of limitations expires and the years with net operating loss carryovers when such carryovers are used.

F-57

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

As of December 31, 2020, the Company’s foreign subsidiaries had accumulated losses for income tax purposes in the amount of approximately $2,977,113. All of the Company’s international accumulated losses were generated in the United Kingdom and Israel which have statutory tax rates of 19% and 7.5% respectively. These net operating losses may be carried forward and offset against taxable income in the future for an indefinite period.

The net income tax benefit consists of the following:

	2020	2019
Current
US Federal	$—	$—
US State	—	—
Foreign	24,842	—
Total current provision	24,842	—
Deferred
US Federal	—	—
US State	—	—
Foreign	(48,636)	(108,293)
Total deferred benefit	(23,794)	(108,293)
Total provision for income taxes	$(23,794)	$(108,293)

The Company’s effective tax rates were 0.1% and 0.4% for the years ended December 31, 2020 and 2019, respectively. During the year ended December 31, 2020, the effective tax rate differed from the U.S. federal statutory rate primarily due to the change in the valuation allowance and the effect of changes in tax rates in future periods. The reconciliation of income tax attributable to operations computed at U.S. Federal statutory income tax rates of 21% to income tax expense is as follows:

	2020	2019
Expected federal income tax benefit	21.0%	21.0%
Beneficial conversion feature	(0.1%)	(0.6%)
Deconsolidation of I.AM	1.5%
Loss on extinguishment of debt	(9.8%)
State taxes net of federal benefit	8.1%	3.5%
Foreign rate differential	(0.3%)	(0.2%)
Section 382 limitation	(34.7%)	—
Return to provision adjustment	(7.8%)
Effect of change in valuation allowance	21.1%	(21.9%)
Other	1.1%	(1.4%)
Income tax benefit	0.1%	0.4%

The Company accounts for uncertain tax positions in accordance with ASC No. 740-10-25. ASC No. 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC No. 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. To the extent that the final tax outcome of these matters is different than the amount recorded, such differences impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense. ASC No. 740-10-25 also requires management to evaluate tax positions taken by the Company and recognize a liability if the Company has taken uncertain tax positions that more likely than not would not be sustained upon examination by applicable taxing authorities. Management of the Company has evaluated tax positions taken by the Company and has concluded that as of December 31, 2020 and 2019, there are no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability that would require disclosure in the financial statements.

F-58

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

26. RELATED PARTY TRANSACTIONS

a.	The Company and AVLP entered into a Loan and Security Agreement (“AVLP Loan Agreement”) with an effective date of August 21, 2017. At December 31, 2020, the Company has provided loans to AVLP in the principal amount $11,269,136 and, in addition to the 12% convertible promissory notes, AVLP has issued to the Company warrants to purchase 22,537,871 shares of AVLP common stock. Under the terms of the AVLP Loan Agreement, any notes issued by AVLP are secured by the assets of AVLP. As of December 31, 2020, the Company recorded contractual interest receivable attributed to the AVLP Loan Agreement of $2,025,475, and a provision for loan loss of $3,423,608.

During the years ended December 31, 2020 and 2019, the Company also acquired in the open market 5,000 shares of AVLP common stock for $1,274 and 91,000 shares of AVLP common stock for $53,032, respectively. At December 31, 2020, the Company’s investment in AVLP common stock had an unrealized loss of $248,248.

Philou is AVLP’s controlling shareholder. Mr. Ault is Chairman of AVLP’s Board of Directors and the Executive Chairman of the Company. Mr. Horne is the Chief Financial Officer and a director of AVLP and Chief Executive Officer and the Vice Chairman of the Company. Mr. Nisser is General Counsel of AVLP and President, General Counsel and a director of the Company.

In March 2017, the Company was awarded a $50 million purchase order by MTIX to manufacture, install and service the Multiplex Laser Surface Enhancement (“MLSE”) plasma-laser system. On April 12, 2019, the Company received payment of $2,676,219 for manufacturing services performed on the first MLSE system. At December 31, 2020, the Company had recorded a receivable from MTIX of $1,196,379.

b.	At December 31, 2020, the Company has provided Alzamend a short-term advance of $750,000 and invested $50,000 in an 8% convertible promissory note. In conjunction with the issuance of the 8% convertible promissory note, Alzamend issued to the Company warrants to purchase 16,667 shares of Alzamend common stock at an exercise price of $3.00 per share for a period of five years. The Company computed the fair value of the warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded discount in the amount of $11,872 based on the estimated fair value of the warrants. During the year ended December 31, 2020, the Company recorded $8,002 of interest income for the discount accretion and $1,337 of interest income from the contractual 8% rate provided for by the convertible promissory notes. At December 31, 2020, the Company recorded a cumulative unrealized loss on its investment in warrants of Alzamend of $453, representing the difference between the cost basis and the estimated fair value of the warrants in the Company’s net loss from continuing operations on the Company’s consolidated statements of operations and comprehensive loss.

During the years ended December 31, 2020 and 2019, the Company also acquired 55,263 shares of Alzamend common stock for $44,210 and 372,625 shares of Alzamend common stock for $208,100, respectively. At December 31, 2020, the unrealized gain of $38,684 estimated fair value of Alzamend’s common stock was $1.50. The Company has determined that its investment in Alzamend marketable equity securities should be accounted for in accordance with ASC No. 820, Fair Value Measurements and Disclosures and based upon the estimated fair value of Alzamend common stock at December 31, 2020, the Company’s investment in AVLP common stock had an unrealized gain of $389,522.

Mr. Ault is Executive Chairman of Alzamend’s Board of Directors and the Executive Chairman of the Company. Mr. Horne is a director of Alzamend and Chief Executive Officer and the Vice Chairman of the Company. Mr. Nisser is General Counsel and a director of Alzamend and President, General Counsel and a director of the Company. Kenneth S. Cragun is Chief Financial Officer of Alzamend and the Company.

c.	During the year ended December 31, 2020, Ault & Company has provided $256,507 in short-term advances, of which $256,507 was repaid and the balance as of December 31, 2020, was zero. Ault and Company is the Manager of Philou which presently owns 125,000 shares of the Company’s Series B Preferred Stock. Mr. Ault and Mr. Horne serve as the Chief Executive Officer and Chief Financial Officer, respectively, of Ault & Company.

F-59

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

d.	On December 22, 2019, the Company entered into a securities purchase agreement with Ault & Company. Pursuant to the terms of the agreement, Ault & Company purchased an aggregate of 660,667 shares of the Common Stock for a total purchase price of $739,948, at a purchase price per share of $1.12, subject to the approval of the NYSE American. The NYSE American approved the purchase on January 15, 2020.

e.	On February 5, 2020, the Company issued an 8% convertible promissory note in the principal amount of $1,000,000 and a maturity date of August 5, 2020 to Ault & Company (see Note 20). On August 20, 2020, the Company issued 413,793 shares of Common Stock upon the conversion of $600,000 in principal on the Ault & Company Convertible Note.

f.	On June 18, 2019, Ault & Company guaranteed the prompt and complete payment and performance of a 10% senior secured promissory note with a principal face amount of $2,900,000.

g.	During January 2020, Milton C. Ault, III, the Company’s Executive Chairman of the Board and MCKEA guaranteed the Company’s obligation to repay a 12% short-term promissory note in the principal amount of $235,796. MCKEA is the majority member of Philou and Kristine L. Ault, the wife of Mr. Ault III, is the manager and owner of MCKEA.

27. SEGMENT, CUSTOMERS AND GEOGRAPHICAL INFORMATION

The Company has three reportable segments as of December 31, 2020 and 2019; see Note 1 for a brief description of the Company’s business.

The following data presents the revenues, expenditures and other operating data of the Company’s operating segments and presented in accordance with ASC No. 280. The total loss from operations of the Company’s reportable segments is less than the Company’s consolidated loss from operations due to Ault Global Holdings corporate expenses.

	Year ended December 31, 2020
	GWW	Coolisys	Ault Alliance	Total
Revenue	$18,212,721	$5,416,138	$—	$23,628,859
Revenue, lending activities	—	—	242,418	242,418
Total revenues	$18,212,721	$5,416,138	$242,418	$23,871,277
Depreciation and
amortization expense	$586,850	$33,010	$107,513	$727,373
Loss from operations	$(955,299)	$(117,067)	$19,200	$(1,053,166)
Capital expenditures for
segment assets, as of
December 30, 2020	$552,923	$26,425	$2,744	$582,092
Identifiable assets as of
December 31, 2020	$27,897,772	$1,894,892	$45,850,718	$75,643,382

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

	Year ended December 31, 2019
	GWW	Coolisys	Ault Alliance	Total
Revenue	$15,231,843	$5,825,666	$—	$21,057,509
Revenue, cryptocurrency
mining	—	—	641,745	641,745
Revenue, lending activities	—	—	662,740	662,740
Total revenues	$15,231,843	$5,825,666	$1,304,485	$22,361,994
Depreciation and
amortization expense	$705,873	$121,618	$2,245,676	$3,073,167
Loss from operations	$(828,424)	$(1,327,259)	$(8,612,277)	$(10,767,960)
Capital expenditures for
segment assets, as of
December 31, 2019	$34,899	$133,198	$21,205	$189,302
Identifiable assets as of
December 31, 2019	$20,847,352	$18,901,630	$3,001,426	$42,750,408

Concentration Risk:

The following table provides the percentage of total revenues attributable to a single customer from which 10% or more of total revenues are derived:

	For the Year Ended
	December 31, 2020
	Total Revenues	Percentage of
	by Major	Total Company
	Customers	Revenues
Customer A	$7,741,858	32%
Customer B	$2,502,264	10%

For the Years Ended
December 31, 2019
	Total Revenues	Percentage of
	by Major	Total Company
	Customers	Revenues
Customer A	$6,319,221	28%

Revenue from Customer A is attributable to Enertec. Revenue from Customer B is attributable to Microphase.

For the years ended December 31, 2020 and 2019, total revenues from external customers divided on the basis of the Company’s product lines are as follows:

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

	For the Year Ended
	December 31,
	2020	2019
Revenues:
Commercial products	$7,040,390	$8,953,390
Defense products	16,830,887	13,408,604
Total revenues	$23,871,277	$22,361,994

Financial data relating to geographic areas:

The Company’s total revenues are attributed to geographic areas based on the location. The following table presents total revenues for the years ended December 31, 2020 and 2019. Other than as shown, no foreign country or region contributed materially to revenues or long-lived assets for these periods:

	For the Year Ended
	December 31,
	2020	2019
Revenues:
North America	$11,460,436	$10,923,146
Europe	2,328,835	8,681,023
Middle East	9,273,158	1,678,256
Other	808,848	1,079,569
Total revenues	$23,871,277	$22,361,994

28. SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, the Company has analyzed its operations subsequent to December 31, 2020, and thru the date of this report being issued and has determined that it does not have any material subsequent events to disclose in these financial statements except for the following.

2021 ATM Offering

On January 22, 2021, the Company entered into an At-The-Market Issuance Sales Agreement, as amended on February 17, 2021 and thereafter on March 5, 2021 (the “2021 Sales Agreement”) with Ascendiant Capital Markets, LLC, or the sales agent, relating to the sale of shares of Common Stock offered by a prospectus supplement and the accompanying prospectus, as amended by the amendments to the sales agreement dated February 16, 2021 and March 5, 2021. In accordance with the terms of the 2021 Sales Agreement, the Company may offer and sell shares of Common Stock having an aggregate offering price of up to $200,000,000 from time to time through the sales agent. As of March 5, 2021, the Company had sold an aggregate of 21,561,900 shares of Common Stock pursuant to the sales agreement for gross proceeds of $124,983,305.

Issuance of common stock for conversion of debt

During January 2021, principal and accrued interest of $200,000 and $15,948, respectively, on the Company’s debt securities was satisfied through the issuance of 183,214 shares of Common Stock. The Company recognized a loss on extinguishment of $551,718 as a result of this issuance.

F-62

AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

Acquisition of Michigan Cloud Data Center

On January 29, 2021, Alliance Cloud Services, LLC, a majority-owned subsidiary of its wholly-owned subsidiary, Ault Alliance, closed on the acquisition of a 617,000 square foot energy-efficient facility located on a 34.5 acre site in southern Michigan for a purchase price of $3,991,497. The purchase price was paid by the Company using its own working capital. The facility is subject to a final corrective measures plan with the Environment Protection Agency. The seller performed remedial activities at the Michigan facility relating to historical soil and groundwater contamination and the Company is responsible for ongoing monitoring and final remediation plans. The Company’s estimated cost of the environmental remediation obligation is approximately $300,000 and reflects its best estimate of probable future costs for remediation based on the current assessment data and regulatory obligations. Future costs will depend on many factors, including the extent of work necessary to implement monitoring and final remediation plans and the Company’s time frame for remediation. The Company may incur actual costs in the future that are materially different than this estimate and such costs could have a material impact on results of operations, financial condition, and cash flows during the period in which they are recorded.

Investment in Alzamend Neuro, Inc.

On March 12, 2021, the Company announced that its wholly owned subsidiary, DP Lending, entered into a securities purchase agreement with Alzamend, a related party, to invest $10,000,000 in Alzamend common stock and warrants, subject to the achievement of certain milestones. The Company agreed to fund $4,000,000 upon execution of the securities purchase agreement, consisting of approximately $3,200,000 in cash and the conversion of short term advances and a convertible promissory note in the aggregate amount of $800,000, and to fund the balance upon Alzamend achieving certain milestones related to the U.S. Food and Drug Administration approval of Alzamend’s Investigational New Drug application and Phase 1a human clinical trials for Alzamend’s lithium based ionic cocrystal therapy, known as AL001. Under the securities purchase agreement, Alzamend has agreed to sell up to 6,666,667 shares of its common stock to DP Lending for $10,000,000, or $1.50 per share, and issue to DP Lending warrants to acquire up to 3,333,334 shares of Alzamend common stock with an exercise price of $3.00 per share. The transaction was approved by the Company’s independent directors after receiving a third-party valuation report of Alzamend.

Investment in Ault & Company, Inc.

On February 25, 2021, Ault & Company, a related party, sold and issued an 8% Secured Promissory Note in the principal amount of $2,500,000 to the Company. The principal amount of the Secured Promissory Note, plus any accrued and unpaid interest at a rate of 8% per annum, is due and payable on February 25, 2022.

Executive Chairman relocation benefit

On February 23, 2021, as part of a relocation benefit for our Executive Chairman, Milton C. Ault, III, related to the Company moving its corporate headquarters from Newport Beach, CA to Las Vegas, NV, the Company agreed to purchase Mr. Ault’s California residence for $2,670,000. The transaction was structured such that upon the closing of the subsequent sale of the residence, the Company shall have not recognized a gain or a loss on the transaction. The Company and Mr. Ault agreed to escrow $254,200 of the purchase price in the event of a loss on the subsequent sale of the residence. The Company has entered into an agreement for the subsequent sale of the residence, which is currently in escrow.

Extension of AVLP Loan Agreement

On April 13, 2021, the AVLP Loan Agreement was increased to up to $15,000,000 and extended to December 31, 2023. As of April 14, 2021, the Company has provided loans to AVLP in the principal amount $13,924,136 and, in addition to the 12% convertible promissory notes, AVLP has issued to the Company warrants to purchase 27,848,272 shares of AVLP common stock at an exercise price of $0.50 per share for a period of five years.

Forgiveness of Debt

On January 11, 2021, the Company received forgiveness of a loan under the PPP in the principal amount of $715,101.

Ikonics Corporation

1.	Ault Global filed a Schedule 13D with the Commission on January 14, 2021 disclosing that Ault Global had, through its subsidiary DP Lending, purchased 140,719 shares (the “IKNX Shares”), or approximately 7.12% of all issued and outstanding IKNX Shares, of common stock of Ikonics Corporation (“IKNX”) at a weighted average price (“WAP”) per share of $8.48.

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AULT GLOBAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2020

2.	Ault Global filed a Schedule 13D/A with the Commission on January 27, 2021, disclosing that Ault Global had increased its position to 166,182 IKNX Shares, or approximately 8.41% of all issued and outstanding IKNX Shares at a WAP per share of $10.30.

3.	Ault Global filed a Schedule 13D/A with the Commission on January 28, 2021, disclosing that Ault Global had increased its position to 197,634 IKNX Shares, or approximately 9.99% of all issued and outstanding IKNX Shares at a WAP per share of $9.72.

SilverSun Technologies, Inc.

1.	Ault Global filed a Schedule 13D with the Commission on February 1, 2021 disclosing that Ault Global had, through DP Lending, purchased 436,255 shares (the “SSNT Shares”), or approximately 9.69% of all issued and outstanding SSNT Shares, of common stock of SilverSun Technologies, Inc. (“SSNT) at a WAP per share of $4.33. In addition, the Schedule 13D disclosed that Milton C. Ault had purchased 10,000 SSNT Shares at a WAP per share of $3.57.

2.	Ault Global filed a Schedule 13D/A with the Commission on March 1, 2021, disclosing that Ault Global had decreased its position to 397,937 SSNT Shares, or approximately 8.84% of all issued and outstanding SSNT Shares at a WAP per share of $9.28.

3.	Ault Global filed a Schedule 13D/A with the Commission on March 4, 2021, disclosing that Ault Global had decreased its position to 387,426 SSNT Shares, or approximately 8.61% of all issued and outstanding SSNT Shares at a WAP per share of $7.24.

4.	Ault Global filed a Schedule 13D/A with the Commission on March 18, 2021, disclosing that Ault Global had decreased its position to 276,774 SSNT Shares, or approximately 6.15% of all issued and outstanding SSNT Shares at a WAP per share of $7.48.

5.	Ault Global filed a Schedule 13D/A with the Commission on March 26, 2021, disclosing that Ault Global had decreased its position to 75,000 SSNT Shares, or approximately 1.67% of all issued and outstanding SSNT Shares at a WAP per share of $7.11.

6.	Ault Global filed a Schedule 13D with the Commission on April 5, 2021, disclosing that Ault Global had increased its position to 305,500 SSNT Shares, or approximately 6.04% of all issued and outstanding SSNT Shares at a WAP per share of $6.14. Further, the Schedule 13D disclosed that Mr. Ault had decreased his position to 8,800 SSNT Shares.

Naked Brand Group, Ltd.

1.	Ault Global filed a Schedule 13D with the Commission on April 8, 2021 disclosing that Ault Global had, through DP Lending, acquired 41,141,660 ordinary shares (the “NAKD Shares”), or approximately 6.41% of all issued and outstanding NAKD Shares, of Naked Brand Group Limited (“NAKD”).

F-64

Appendix B

AULT GLOBAL HOLDINGS, INC.

2021 STOCK INCENTIVE PLAN

(effective July 6, 2021, subject to stockholder approval)

1             General

1.1       Purpose. The purposes of the Ault Global Holdings, Inc. 2021 Stock Incentive Plan (the “Plan”) is to promote the interests of Ault Global Holdings, Inc. (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

1.2       Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3       Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

1934 Act. The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

Award Agreement. The term “Award Agreement” means a written or electronic Award grant agreement under the Plan.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)	any person, including a “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

B-1

(iv)	a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. For the avoidance of doubt, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change of Control (including any installments or stream of payments that are accelerated on account of a Change of Control), a Change of Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change of Control for purposes of determining whether a Grantee's rights to such Award become vested or otherwise unconditional upon the Change in Control.

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4 hereof.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

2

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i) hereof, to purchase shares of Stock. An Option may be either an ISO or an NQSO.

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Award. The term “Performance Award” means a grant made pursuant to Section 4.2(viii) hereof, the amount and settlement of which is contingent on the achievement of specific Performance Goals during a Performance Period, determined using a specific Performance Measure, all as specified in the related Award Agreement. Performance Awards may be granted in the form of Stock Options, SARs, Restricted Stock, Restricted Stock Units, and/or Other Stock-Based Awards.

Performance Goals. The term “Performance Goals” means performance goals based on the attainment on an absolute or relative basis by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; (xxiii) market share; (xxiv) customer satisfaction; and (xxv) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Any of the above Performance Goals may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Subject to the limitations in Section 4.2 hereof, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(viii)(d) hereof, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

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Performance Measure. The term “Performance Measure” means, with respect to a Performance Award, one or more of the criteria identified at Section 4.2(viii) hereof selected by the Committee for the purpose of establishing, and measuring attainment of, Performance Goals for a Performance Period in respect of such grant, as provided in the related Award Agreement. For purposes of clarity, the Committee may establish a Performance Measure on a regional or jurisdictional basis, Subsidiary by Subsidiary basis, product-line basis, consolidated Company basis, or any other manner that it determines appropriate in its sole discretion.

Performance Period. The term “Performance Period” means, with respect to a Performance Award, the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select during which the attainment of one or more Performance Goals will be measured.

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) hereof that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) hereof to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3 under Section 16 of the 1934 Act, as from time to time in effect promulgated by the Securities and Exchange Commission, including any successor to such Rule.

Section 162(m) Grandfathered Award. The term “Section 162(m) Grandfathered Award” means an Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and that is eligible for transition relief from the changes to Section 162(m) provided under the Tax Cuts and Jobs Act.

Stock. The term “Stock” means shares of Class A common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

Substitute Award. The term “Substitute Award” means an Award granted or Stock issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

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2             Administration

2.1       Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and, to the extent the administration of an Award relates to a Section 162(m) Grandfathered Award, are outside directors within the meaning of Section 162(m) of the Code. Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder.

2.2       Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)	Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)	In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

2.3       Prohibition against Repricing. Other than pursuant to Section 3.4 hereof, the Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value of one share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

2.4       Delegation of Authority. To the extent not inconsistent with applicable law, the rules of any national securities exchange that may in the future apply to the Company, or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

2.5       Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

2.6       Minimum Vesting Requirement for Full-Value Awards. Notwithstanding anything to the contrary, Grantees of full-value Awards (i.e., Awards other than Options and SARs), will be required to continue to provide services to the Company (or an Affiliated Company) for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, Disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of Stock authorized for issuance under the Plan pursuant to Section 3.1 hereof may provide for vesting of full-value Awards, partially or in full, in less than one-year.

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3             Available Shares of Stock under the Plan

3.1       Shares Available for Awards. Subject to the adjustments described in Section 3 herein, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 7,500,000. Any shares of Stock that are subject to Options or SARs or any type of Award shall be counted against this limit as one (1) share for every one (1) share granted.

3.2       Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof and shall be available for future Awards under the Plan. Any Stock that again becomes available for Awards under the Plan pursuant to this Section 3.2 shall be added as one (1) share for every one (1) share subject to Options, SARs or any other type of Award granted under the Plan.

3.3       Prohibition on Share Recycling. Notwithstanding anything to the contrary, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company or tendered by the Grantee to satisfy any tax withholding obligation with respect to any Award; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options, shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof.

3.4       Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to (a) the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof, (b) the number of shares of Stock issuable upon outstanding Awards, and (c) any individual Award limitations or restrictions, as applicable. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.4 shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Grantee if such adjustment would violate applicable law.

3.5       Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued.  The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

3.6       Substitute Awards; Plans of Acquired Companies. Substitute Awards shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof. In addition, shares of Stock issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of another company by the Company or any Subsidiary of the Company (including by way of merger, combination or similar transaction) will not count against the number of shares of Stock that may be issued under the Plan. Available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.

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4             Awards

4.1       General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2       Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.	Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Notwithstanding the foregoing, the exercise price of any Substitute Awards may be issued at any such price as the Committee determines necessary in order to preserve for such newly Eligible Grantee the economic value of all or a portion of such acquired entity award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.	Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

d.	Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Section 424(e) of the Code) or of any “Subsidiary Corporation” (as defined in Section 424(f) of the Code) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee's lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO's date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with a NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

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(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.	In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.	Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.	Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

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c.	Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

(iv)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.	Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Benefit upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.	Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(v)	Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Committee shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)	Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

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(vii)	Vesting; Additional Terms. Subject to Section 2.6, and except as provided in Section 4.3, hereof, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

(viii)	Qualified Performance-Based Compensation.

a.	The Committee may determine that Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted to a Covered Employee shall be considered “performance-based compensation,” or Performance Awards, in which case the provisions of this Section 4.2(viii) shall apply. To the extent required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

b.	When Performance Awards are made under this Section 4.2(viii), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code. The Performance Goals shall satisfy the Committee’s requirements for “performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Performance Awards identified by the Committee as “performance-based compensation.”

c.	At the time each a Performance Award is granted, the Committee shall establish in writing the Performance Period, the Performance Measure and the Performance Goals in respect of such Performance Awards.

d.	The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, for the following items: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (4) any reorganization and restructuring programs, including discontinued operations; (5) acquisitions or divestitures; (6) unusual nonrecurring or extraordinary items identified in the Company’s audited financial statements, including footnotes; (7) any reorganization or change in the corporate or capital structures of the Company; (8) foreign exchange gains and losses; (9) business interruption events; (10) annual incentive payments or other bonuses; or (11) capital charges, provided such adjustment is appropriate and consistent with the requirements established by the Committee to which the Performance Goal relates. In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification is appropriate and consistent with the requirements established by the Committee pursuant to Section 4.2(viii)(c) hereof.

e.	The Committee may provide in the Award Agreement that Awards under this Section 4.2(viii) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

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(ix)	Automatic Extended Exercisability in Certain Cases. Notwithstanding the foregoing provisions of this Section, if the date an Award would otherwise terminate is a date that the Grantee is prohibited from exercising the Award under the Company’s insider trading policy or such other conditions under applicable securities laws as the Committee shall specify, the term of the Award shall be extended to the second business day after the Grantee is no longer so prohibited from exercising the Award, but in no event shall the Award be extended beyond the original stated term of the Award.

4.3          Change of Control of the Company.

(i)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.	provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee. For an Award to be validly assumed by a successor for purpose of this Section 4.3(i)(a), it must (x) provide such Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedules; (y) have substantially equivalent value to such Award (determined at the time of the Change in Control); and (z) be based on stock that is traded on an established U.S. securities market or an established securities market outside the United Stated upon which the Grantees could readily trade the stock without administrative burdens or complexities. In the event of any ambiguity or discrepancy, the determination of the Committee shall be final and binding;

b.	provide that upon an involuntary termination of a Grantee’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

c.	provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control, provided however that Awards outstanding as of the date of the Change in Control may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change in Control is less than the exercise price or grant price applicable to such Award, as applicable.

(ii)	Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between us and the Grantee.

4.4          Limitation on Award Grants to Non-Employee Directors. The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $350,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances as the Board may determine in its sole discretion, so long as (x) the aggregate limit does not exceed $500,000 in total value during a fiscal year and (y) the non-employee director receiving such additional compensation does not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

5             Operation

5.1       Duration. Grants may be made under the Plan through December 29, 2030. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

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5.2       Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3       Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law (or, if permitted by the Company, such other withholding rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules).

5.4       Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5       Non-transferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

5.6       Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.7       Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8       Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9       Limitation of Implied Rights.

(i)	The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

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(ii)	The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10     Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.11     Regulations and Other Approvals.

(i)	The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)	Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)	In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

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(iv)	With respect to persons subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)	All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12     Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

6             Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)	any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, as set forth in Section 2.3 hereof; or

(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 hereof shall not be subject to the foregoing limitations of this Section 6.

7             Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Delaware General Corporation Law.

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8             Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

9             Clawback and Non-compete

Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company whether pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of the Agreement or any other agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Participant becomes an employee, agent or principal of a competitor without the express written consent of the Company.

* * * * *

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Appendix C

AULT GLOBAL HOLDINGS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

(effective July 6, 2021, subject to stockholder approval)

ARTICLE I

PURPOSE

The purpose of the Plan is to assist employees of the Company and its Designated Companies in acquiring a share ownership interest in the Company, and to help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiaries and Affiliates.

The Plan consists of two components: the Section 423 Component and the Non-Section 423 Component. The Section 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code. In addition, the Plan authorizes the grant of Options under the Non-Section 423 Component, which need not qualify as Options granted pursuant to an “employee stock purchase plan” under Section 423 of the Code; such Options granted under the Non-Section 423 Component shall be granted pursuant to separate Offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator and designed to achieve tax, securities laws or other objectives for Eligible Employees and the Designated Companies in locations outside of the United States.

Except as otherwise provided herein or determined by the Administrator, the Non-Section 423 Component will operate and be administered in the same manner as the Section 423 Component. Offerings intended to be made under the Non-Section 423 Component will be designated as such by the Administrator at or prior to the time of such Offering.

For purposes of the Plan, the Administrator may designate separate Offerings under the Plan, the terms of which need not be identical, in which Eligible Employees may participate, provided that the terms of participation are the same within each separate Offering under the Section 423 Component as determined under Section 423 of the Code. Solely by way of example and without limiting the foregoing, the Company could, but shall not be required to, provide for simultaneous Offerings under the Section 423 Component and the Non-Section 423 Component of the Plan.

ARTICLE II

DEFINITIONS

As used in the Plan, the following words and phrases have the meanings specified below, unless the context clearly indicates otherwise:

2.1 “Administrator” means the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 7.1 hereof.

2.2 “Affiliate” means a corporation or other entity controlled by, controlling, or under control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such person, whether through the ownership of voting or other securities, by contract or otherwise.

2.3 “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Change in Control” has the meaning set forth in the Company’s 2021 Stock Incentive Plan.

2.6 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any guidance and treasury regulation promulgated thereunder.

2.7 “Committee” means the Compensation Committee of the Board.

2.8 “Common Stock” means the Class A common stock, $0.001 par value per share, of the Company.

2.9 “Company” means Ault Global Holdings, Inc., a Delaware corporation, and its successors by operation of law.

2.10 “Compensation” of an Employee means the regular straight-time earnings or base salary, commissions and payments received for overtime and shift premiums received by such Employee as compensation for services to the Company or any Designated Company, determined before giving effect to any salary reduction agreement pursuant to (a) a qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code), or (b) a cafeteria plan (within the meaning of Section 125 of the Code). Compensation shall exclude any annual incentive compensation or other payments made under any bonus program, vacation pay, holiday pay, jury duty pay, funeral leave pay, military leave pay, education or tuition reimbursements, travel expenses, business and moving reimbursements, imputed income arising under any group insurance or benefit program, income received in connection with any share options, share appreciation rights, restricted shares, restricted share units or other compensatory equity awards, fringe benefits, other special or one-time payments (e.g., retention or sign-on bonuses) and all contributions made by the Company or any Designated Subsidiary for the Employee’s benefit under any employee benefit plan now or hereafter established. The Administrator, in its discretion, may establish a different definition of Compensation for an Offering, which for the Section 423 Component shall apply on a uniform and nondiscriminatory basis. Further, the Administrator will have discretion to determine the application of this definition to Eligible Employees outside the United States.

2.11 “Designated Company” means each Affiliate and Subsidiary, including any Affiliate and Subsidiary in existence on the Effective Date and any Affiliate and Subsidiary formed or acquired following the Effective Date, that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan, in accordance with Section 7.2 hereof, such designation to specify whether such participation is in the Section 423 Component or Non-Section 423 Component. A Designated Company may participate in either the Section 423 Component or Non-Section 423 Component, but not both. Notwithstanding the foregoing, if any Affiliate or Subsidiary is disregarded for U.S. federal income tax purposes in respect of the Company or any Designated Company participating in the Section 423 Component, then such disregarded Affiliate or Subsidiary shall automatically be a Designated Company participating in the Section 423 Component. If any Affiliate or Subsidiary is disregarded for U.S. federal income tax purposes in respect of any Designated Company participating in the Non-Section 423 Component, the Administrator may exclude such Affiliate or Subsidiary from participating in the Plan, notwithstanding that the Designated Company in respect of which such Affiliate or Subsidiary is disregarded may participate in the Plan.

2.12 “Effective Date” means the date the Plan is adopted by the Board, subject to approval of the Company’s shareholders.

2.13 “Eligible Employee” means any Employee of the Company or a Designated Company who has completed at least six (6) months of continuous service with the Company. The Administrator, in its discretion, may also exclude any or all of the following unless prohibited by applicable law, Employees:

(a) who are customarily scheduled to work 20 hours or less per week;

(b) whose customary employment is not more than five months in a calendar year;

(c) who are not employed by the Company or a Designated Company prior to the applicable Enrollment Date occurs; and

(d) any Employee who is a “highly compensated employee” of the Company or any Designated Company (within the meaning of Section 414(q) of the Code), or that is such a “highly compensated employee” (A) with compensation above a specified level, (B) who is an officer or (C) who is subject to the disclosure requirements of Section 16(a) of the Exchange Act; or

(e) any Employee who is a citizen or resident of a jurisdiction outside the United States (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (A) the grant of the Option is prohibited under the laws of the jurisdiction governing such Employee, or (B) compliance with the laws of the jurisdiction would cause the Section 423 Component, any Offering thereunder or an Option granted thereunder to violate the requirements of Section 423 of the Code; provided that any exclusion shall be applied in an identical manner under each Offering to all Employees in accordance with Treas. Reg. § 1.423-2(e).

Notwithstanding the foregoing, any Employee who, after the granting of the Option, would be deemed for purposes of Section 423(b)(3) of the Code to possess 5% or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiary shall not be an Eligible Employee. For purposes of the preceding sentence, the rules of Section 424(d) of the Code with regard to the attribution of share ownership shall apply in determining the share ownership of an individual, and shares which an Employee may purchase under outstanding options under the Plan shall be treated as shares owned by the Employee.

Further, with respect to the Non-Section 423 Component, (a) the Administrator may limit eligibility further within a Designated Company so as to only designate some Employees of a Designated Company as Eligible Employees, and (b) to the extent any restrictions in this definition are not consistent with applicable local laws, the applicable local laws shall control.

2.14 “Employee” means any person who renders services to the Company or a Designated Company in the status of an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or a Designated Company who does not render services to the Company or a Designated Company in the status of an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Designated Company and meeting the requirements of Treas. Reg. § 1.421-1(h)(2). Where the period of leave exceeds three months, or such other period specified in Treas. Reg. § 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period, or such other period specified in Treas. Reg. § 1.421-1(h)(2).

2.15 “Enrollment Date” means the first date of each Offering Period.

2.16 “Exercise Date” means the last day of each Purchase Period, except as provided in Section 5.2 hereof.

2.17 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

2.18 “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(a) If the Common Stock is (i) listed on a national securities exchange, (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, the Fair Market Value of a Share shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, the Fair Market Value of a Share shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, the Fair Market Value of a Share shall be established by the Administrator in good faith.

2.19 “Grant Date” means the first day of an Offering Period.

2.20 “New Exercise Date” has the meaning set forth in Section 5.2(b) hereof.

2.21 “Non-Section 423 Component” means those Offerings under the Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of the Plan, in each case, pursuant to which Options may be granted to Eligible Employees that need not satisfy the requirements for Options granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code.

2.22 “Offering” means an offer under the Plan of an Option that may be exercised during an Offering Period as further described in Article 4 hereof. Unless otherwise specified by the Administrator, each Offering to Eligible Employees shall be deemed a separate Offering, even if the dates and other terms of the applicable Purchase Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Treas. Reg. § 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Component need not be identical, provided that the terms of the Section 423 Component and an Offering thereunder together satisfy Treas. Reg. § 1.423-2(a)(2) and (a)(3).

2.23 “Offering Period” means the periods of approximately six (6) months during which Options shall be granted to Participants, commencing on such Trading Day as designated by the Administrator and terminating on a Trading Day approximately six (6) months later, each as determined by the Administrator in its sole discretion. The duration and timing of Offering Periods may be established or changed by the Administrator at any time, in its sole discretion and may consist of one or more Purchase Periods. Notwithstanding the foregoing, in no event may an Offering Period exceed 27 months.

2.24 “Option” means the right to purchase Shares pursuant to the Plan during each Offering Period.

2.25 “Option Price” means the purchase price of a Share hereunder as provided in Section 4.2 hereof.

2.26 “Parent” means any entity that is a parent corporation of the Company within the meaning of Section 424 of the Code.

2.27 “Participant” means any Eligible Employee who elects to participate in the Plan.

2.28 “Payday” means the regular and recurring established day for payment of Compensation to an Employee.

2.29 “Plan” means this Employee Stock Purchase Plan, including both the Section 423 Component and Non-Section 423 Component and any other sub-plans or appendices hereto, as amended from time to time.

2.30 “Plan Account” means a bookkeeping account established and maintained by the Company in the name of each Participant.

2.31 “Purchase Period” means the period commencing on the first Trading Day of each Offering Period and terminating on the last Trading Day of each Offering Period, as determined by the Administrator in its sole discretion. The duration and timing of Purchase Periods may be established or changed by the Administrator at any time, in its sole discretion. Notwithstanding the foregoing, in no event may a Purchase Period exceed the duration of the Offering Period under which it is established.

2.32 “Section 409A” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.33 “Section 423 Component” means those Offerings under the Plan that are intended to meet the requirements under Section 423(b) of the Code.

2.34 “Shares” means shares of Common Stock.

2.35 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.36 “Tax-Related Items” means any U.S. and non-U.S. federal, provincial, state and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax and any employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with his or her participation in the Plan.

2.37 “Treas. Reg.” means U.S. Department of the Treasury regulations.

2.38 “Withdrawal Election” has the meaning set forth in Section 6.1(a) hereof.

ARTICLE III

PARTICIPATION

3.1 Eligibility.

(a) Any Eligible Employee who is employed by the Company or a Designated Company on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Articles 4 and 5 hereof, and, for the Section 423 Component, the limitations imposed by Section 423(b) of the Code.

(b) No Eligible Employee shall be granted an Option under the Section 423 Component which permits the Participant to purchase Shares under the Plan, and to purchase shares under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to Section 423 of the Code, at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. The limitation under this Section 3.1(b) shall be applied in accordance with Section 423(b)(8) of the Code.

3.2 Election to Participate; Payroll Deductions.

(a) Each individual who is an Eligible Employee as of an Offering Period’s Enrollment Date may elect to participate in such Offering Period and the Plan by delivering to the Company or an Agent designated by the Company an enrollment form including a payroll deduction authorization (which may be in an electronic format or such other method as determined by the Company in accordance with the Company’s practices) (a “Participation Election”) no later than the period of time prior to the applicable Enrollment Date determined by the Administrator, in its sole discretion. Except as provided in Section 3.2(e) hereof, an Eligible Employee may participate in the Plan only by means of payroll deduction.

(b) Subject to Section 3.1(b) hereof and except as may otherwise be determined by the Administrator, payroll deductions (i) shall equal at least 1% of the Participant’s Compensation as of each Payday of the Offering Period following the Enrollment Date, but not more than 15% of the Participant’s Compensation as of each Payday of the Offering Period following the Enrollment Date; and (ii) shall be expressed as a whole number percentage. Subject to Section 3.2(e) hereof, amounts deducted from a Participant’s Compensation with respect to an Offering Period pursuant to this Section 3.2 shall be deducted each Payday through payroll deduction and credited to the Participant’s Plan Account.

(c) Unless otherwise determined by the Administrator, following at least one payroll deduction, a Participant may increase or decrease the percentage of Compensation or the fixed dollar amount designated in his or her enrollment form, subject to the limits of this Section 3.2, or may suspend his or her payroll deductions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering (and in the absence of any specific designation by the Administrator, a Participant shall only be allowed to decrease his or her payroll deduction election one time during each Offering Period and shall not be permitted to increase his or her payroll deduction at any time during an Offering Period). Any such change or suspension of payroll deductions shall be effective with the first full payroll period following ten business days after the Company’s receipt of the new enrollment form (or such shorter or longer period as may be specified by the Administrator in the applicable Offering). In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Exercise Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Section 6.1.

(d) Upon the completion of an Offering Period, each Participant in such Offering Period shall automatically participate in the immediately following Offering Period at the same payroll deduction percentage as in effect at the termination of such Offering Period, unless such Participant delivers to the Company or an Agent designated by the Company a different Participation Election with respect to the successive Offering Period in accordance with Section 3.2(a) hereof, or unless such Participant becomes ineligible for participation in the Plan.

(e) Notwithstanding any other provisions of the Plan to the contrary, in non-U.S. jurisdictions where participation in the Plan through payroll deductions is prohibited or otherwise problematic under applicable local laws (as determined by the Administrator in its sole discretion), the Administrator may provide that an Eligible Employee may elect to participate through contributions to the Participant’s Plan Account in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the Section 423 Component, the Administrator must determine that any alternative method of contribution is applied on an equal and uniform basis to all Eligible Employees in the Offering. Any reference to “payroll deductions” in this Section 3.2 (or in any other section of the Plan) will similarly cover contributions by other means made pursuant to this Section 3.2(e).

ARTICLE IV

PURCHASE OF SHARES

4.1 Grant of Option. The Company may make one or more Offerings under the Plan, which may be successive or overlapping with one another, until the earlier of: (i) the date on which all Shares available under the Plan have been purchased or (ii) the date on which the Plan is suspended or terminates. No Offering shall commence prior to the date on which the Company’s registration statement on Form S-8 is filed with the U.S. Securities and Exchange Commission in respect of the Plan. The Administrator shall designate the terms and conditions of each Offering in writing, including without limitation, the Offering Period and the Purchase Periods. Each Participant shall be granted an Option with respect to an Offering Period on the applicable Grant Date. Subject to the limitations of Section 3.1(b) hereof, the number of Shares subject to a Participant’s Option shall be determined by dividing (a) such Participant’s payroll deductions accumulated prior to an Exercise Date and retained in the Participant’s Plan Account on such Exercise Date by (b) the applicable Option Price; provided that in no event shall a Participant be permitted to purchase during each Offering Period more than 1,000 shares of Common Stock (subject to any adjustment pursuant to Section 5.2 hereof). The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of Shares that a Participant may purchase during any Purchase Periods under such future Offering Periods. Each Option shall expire on the last Exercise Date for the applicable Offering Period immediately after the automatic exercise of the Option in accordance with Section 4.3 hereof, unless such Option terminates earlier in accordance with Article 6 hereof.

4.2 Option Price. The Option Price shall equal 85% of the lesser of the Fair Market Value of a Share on (a) the applicable Grant Date, and (b) the applicable Exercise Date, or such other price designated by the Administrator.

4.3 Purchase of Shares.

(a) On each Exercise Date for an Offering Period, each Participant shall automatically and without any action on such Participant’s part be deemed to have exercised the Participant’s Option to purchase at the applicable Option Price the largest number of whole Shares which can be purchased with the amount in the Participant’s Plan Account, subject to the limitations set forth in the Plan. Unless otherwise determined by the Administrator in advance of an Offering or in accordance with applicable law, any balance that is remaining in the Participant’s Plan Account (after exercise of such Participant’s Option) as of the Exercise Date shall be carried forward into the next Offering Period, unless the Participant has properly elected to withdraw from the Plan, has ceased to be an Eligible Employee or with respect to the maximum limitations set forth in Section 3.1(b) and Section 4.1. Any balance not carried forward to the next Offering Period in accordance with the prior sentence shall promptly be refunded as soon as administratively practicable to the applicable Participant.

(b) As soon as practicable following each Exercise Date, the number of Shares purchased by such Participant pursuant to Section 4.3(a) hereof shall be delivered (either in share certificate or book entry form), in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. The Company may require that shares be retained with such brokerage or firm for a designated period of time and/or may establish procedures to permit tracking of disqualifying dispositions of such shares.

4.4 Transferability of Rights. An Option granted under the Plan shall not be transferable, other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. No option or interest or right to the Option shall be available to pay off any debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the Option shall have no effect.

ARTICLE V

PROVISIONS RELATING TO COMMON STOCK

5.1 Shares Reserved. Subject to adjustment as provided in Section 5.2 hereof, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be the sum of (a) 980,000 Shares and (b) an annual increase on the first day of each year beginning on January 1, 2022 and annually thereafter ending in 2031 equal to the lesser of (i) 1% of all classes of the Company’s shares outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares as may be determined by the Board. Shares made available for sale under the Plan may be authorized but unissued shares or treasury Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the Plan.

5.2 Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares which have been authorized for issuance under the Plan but not yet placed under Option, as well as the price per share and the number of Shares covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a share split, reverse share split, share dividend, combination, amalgamation, consolidation, reorganization, arrangement or reclassification of the Shares, or any other increase or decrease in the number Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the Option, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Administrator shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.

5.3 Insufficient Shares. If the Administrator determines that, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised may exceed the number of Shares remaining available for sale under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the Shares available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Shares on such Exercise Date, and unless additional shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 7.5 hereof. If an Offering Period is so terminated, then the balance of the amount credited to the Participant’s Plan Account which has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash within 30 days after such Exercise Date, without any interest thereon (except as may be required by applicable local laws).

5.4 Rights as Shareholders. With respect to Shares subject to an Option, a Participant shall not be deemed to be a shareholder of the Company and shall not have any of the rights or privileges of a shareholder. A Participant shall have the rights and privileges of a shareholder of the Company when, but not until, the Shares have been deposited in the designated brokerage account following exercise of the Participant’s Option.

ARTICLE VI

TERMINATION OF PARTICIPATION

6.1 Cessation of Contributions; Voluntary Withdrawal.

(a) A Participant may cease payroll deductions during an Offering Period and elect to withdraw from the Plan by delivering written notice of such election to the Company or an Agent designated by the Company in such form and at such time prior to the Exercise Date for such Offering Period as may be established by the Administrator (a “Withdrawal Election”). In the event a Participant elects to withdraw from the Plan, amounts then credited to such Participant’s Plan Account shall be returned to the Participant in one lump-sum payment in cash within 30 days after such election is received by the Company, without any interest thereon (except as may be required by applicable local laws), and the Participant shall cease to participate in the Plan and the Participant’s Option for such Offering Period shall terminate upon receipt of the Withdrawal Election.

(b) A Participant’s withdrawal from the Plan shall not have any effect upon the Participant’s eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

(c) A Participant who ceases contributions to the Plan during any Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.

6.2 Termination of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, such Participant’s Option for the applicable Offering Period shall automatically terminate, the Participant shall be deemed to have elected to withdraw from the Plan, and any balance on such Participant’s Plan Account shall be paid to such Participant or, in the case of the Participant’s death, to the person or persons entitled thereto pursuant to applicable law, within 30 days after such cessation of being an Eligible Employee, without any interest thereon (except as may be required by applicable local laws). If a Participant transfers employment from the Company or any Designated Company participating in the Section 423 Component to any Designated Company participating in the Non-Section 423 Component, such transfer shall not be treated as a termination of employment, but the Participant shall immediately cease to participate in the Section 423 Component; however, any contributions made for the Offering Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such Participant shall immediately join the then-current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for the Participant’s participation in the Section 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from any Designated Company participating in the Non-Section 423 Component to the Company or any Designated Company participating in the Section 423 Component shall not be treated as terminating the Participant’s employment and shall remain a Participant in the Non-Section 423 Component until the earlier of (i) the end of the current Offering Period under the Non-Section 423 Component, or (ii) the Enrollment Date of the first Offering Period in which the Participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between companies participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.

ARTICLE VII

GENERAL PROVISIONS

7.1 Administration.

(a) The Plan shall be administered by the Committee, which shall be composed of members of the Board. The Committee may delegate administrative tasks under the Plan to the services of an Agent or Employees to assist in the administration of the Plan, including without limitation, determining the Designated Companies participating in the Plan, establishing and maintaining an individual securities account under the Plan for each Participant, determining enrollment and withdrawal deadlines and determining exchange rates. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b) It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To establish and terminate Offerings;

(ii) To determine when and how Options shall be granted and the provisions and terms of each Offering (which need not be identical);

(iii) To select Designated Companies in accordance with Section 7.2 hereof; and

(iv) To construe and interpret the Plan, the terms of any Offering and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, any Offering or any Option, in a manner and to the extent it shall deem necessary or expedient to administer the Plan, subject to Section 423 of the Code for the Section 423 Component.

(c) The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures, provided that the adoption and implementation of any such rules and/or procedures would not cause the Section 423 Component to be in noncompliance with Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates which vary with local requirements.

(d) The Administrator may adopt sub-plans applicable to particular Designated Companies or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 5.1 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

(e) All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination, or interpretation. Any and all risks resulting from any market fluctuations or conditions of any nature and affecting the price of Shares are assumed by the Participant.

7.2 Designation of Affiliates and Subsidiaries. The Administrator shall designate from time to time the Affiliates and Subsidiaries that shall constitute Designated Companies, and determine whether such Designated Companies shall participate in the Section 423 Component or Non-Section 423 Component; provided, however, that an Affiliate that does not also qualify as a Subsidiary may be designated only as participating in the Non-Section 423 Component. The Administrator may designate an Affiliate or Subsidiary, or terminate the designation of an Affiliate or Subsidiary, without the approval of the shareholders of the Company.

7.3 Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of Plan Accounts shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Option Price, the number of shares purchased and the remaining cash balance, if any.

7.4 No Right to Employment. Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ of the Company, a Parent, a Subsidiary or an Affiliate or to affect the right of the Company, any Parent, any Subsidiary or any Affiliate to terminate the employment of any person (including any Participant) at any time, with or without cause, which right is expressly reserved.

7.5 Amendment and Termination of the Plan.

(a) The Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and from time to time. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision), with respect to the Section 423 Component, or any other applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any such amendment to the Plan in such a manner and to such a degree as required by Section 423 of the Code or such other law, regulation or rule.

(b) If the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may in its discretion modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;

(ii) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

(iii) allocating Shares.

Such modifications or amendments shall not require shareholder approval or the consent of any Participant.

(c) Notwithstanding any other provision in the Plan to the contrary, the Plan shall be automatically terminated following a Change in Control.

(d) Upon termination of the Plan, the balance in each Participant’s Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon (except as may be required by applicable local laws).

7.6 Use of Funds; No Interest Paid. All funds received by the Company by reason of purchase of shares of Shares under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose (except as may be required by applicable local laws). No interest shall be paid to any Participant or credited under the Plan (except as may be required by applicable local laws).

7.7 Term; Approval by Shareholders. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company’s shareholders within 12 months after the date of the Board’s initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further that if such approval has not been obtained by the end of the 12-month period, all Options previously granted under the Plan shall thereupon terminate and be canceled and become null and void without being exercised.

7.8 Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent, any Subsidiary or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company, any Parent, any Subsidiary or any Affiliate (a) to establish any other forms of incentives or compensation for employees of the Company or any Parent, any Subsidiary or any Affiliate, or (b) to grant or assume Options other than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, amalgamation, combination, arrangement, consolidation or otherwise, of the business, shares or assets of any corporation, firm or association.

7.9 Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

7.10 Notice of Disposition of Shares. Each Participant shall give the Company prompt notice of any disposition or other transfer of any Shares, acquired pursuant to the exercise of an Option granted under the Section 423 Component, if such disposition or transfer is made (a) within two years after the applicable Grant Date or (b) within one year after the transfer of such Shares to such Participant upon exercise of such Option. The Company may direct that any certificates evidencing shares acquired pursuant to the Plan refer to such requirement.

7.11 Tax Withholding. At the time of any taxable event that creates a withholding obligation for the Company or any Parent, Affiliate or Subsidiary, the Participant will make adequate provision for any Tax-Related Items. In their sole discretion, and except as otherwise determined by the Administrator, the Company or the Designated Company that employs or employed the Participant may satisfy their obligations to withhold Tax-Related Items by (a) withholding from the Participant’s wages or other compensation, (b) withholding a sufficient whole number of Shares otherwise issuable following exercise of the Option having an aggregate value sufficient to pay the Tax-Related Items required to be withheld with respect to the Option and/or shares, or (c) withholding from proceeds from the sale of Shares issued upon exercise of the Option, either through a voluntary sale or a mandatory sale arranged by the Company, or (d) any other method determined by the Administrator to be in compliance with applicable laws.

7.12 Governing Law. The Plan and all rights, agreements and obligations hereunder shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflict of law rules thereof or of any other jurisdiction.

7.13 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

7.14 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of an Option by a Participant, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any securities exchange or automated quotation system on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All certificates for Shares delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with U.S. and non-U.S. federal, provincial, state or local securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any certificate or book entry evidencing Shares to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Option, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Option, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or share plan administrator).

If, pursuant to this Section 7.14, the Administrator determines that Shares will not be issued to any Participant, the Company is relieved from liability to any Participant except to refund to the Participant such Participant’s Plan Account balance, without interest thereon (except as may be required by applicable local laws).

7.15 Equal Rights and Privileges. All Eligible Employees granted Options pursuant to an Offering under the Section 423 Component shall have equal rights and privileges under the Plan to the extent required under Section 423 of the Code so that the Section 423 Component qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of the Section 423 Component that is inconsistent with Section 423 of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code. Eligible Employees participating in the Non-Section 423 Component need not have the same rights and privileges as each other, or as Eligible Employees participating in the Section 423 Component.

7.16 Rules Particular to Specific Countries. Notwithstanding anything herein to the contrary, the terms and conditions of the Plan with respect to Participants who are tax residents of a particular non-U.S. country or who are non-U.S. nationals or employed in non-U.S. jurisdictions may be subject to an addendum to the Plan in the form of an appendix or sub-plan (which appendix or sub-plan may be designed to govern Offerings under the Section 423 Component or the Non-Section 423 Component, as determined by the Administrator). To the extent that the terms and conditions set forth in an appendix or sub-plan conflict with any provisions of the Plan, the provisions of the appendix or sub-plan shall govern. The adoption of any such appendix or sub-plan shall be pursuant to Section 7.1 above. Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures, with respect to Participants who are non-U.S. nationals or employed in non-U.S. jurisdictions, regarding the exclusion of particular Affiliates or Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, establishment of bank or trust accounts to hold payroll deductions or contributions, provided that the adoption and implementation of any such rules and/or procedures would not cause the Section 423 Component to be in noncompliance with Section 423 of the Code.

7.17 Section 409A. The Section 423 Component of the Plan and the Options granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A. Neither the Non-Section 423 Component nor any Option granted pursuant to an Offering thereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any Option granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause an Option granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or through an available exemption therefrom.

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